UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-07142

HIGHLAND FUNDS II

(formerly, Pyxis Funds II)

(Exact name of registrant as specified in charter)

200 Crescent Court

Suite 700

Dallas, Texas 75201

(Address of principal executive offices)(Zip code)

Highland Capital Management Fund Advisors, L.P.

200 Crescent Court

Suite 700

Dallas, Texas 75201

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code:  (877) 665-1287

Date of fiscal year end:  September 30

Date of reporting period:  September 30, 2013

Item 1:  Reports to Stockholders.

A copy of the Report to Shareholders transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is attached herewith.

Highland Funds II

Highland Alpha Trend Strategies Fund

Highland Alternative Income Fund

Highland Trend Following Fund

Highland Global Allocation Fund

Highland Dividend Equity Fund

Highland Premier Growth Equity Fund

Highland Small-Cap Equity Fund

Highland Total Return Fund

Highland Tax-Exempt Fund

Highland Fixed Income Fund

Annual Report

September 30, 2013

Highland Funds II

Highland Alpha Trend Strategies Fund

Highland Alternative Income Fund

Highland Trend Following Fund

Highland Global Allocation Fund

Highland Dividend Equity Fund

Highland Premier Growth Equity Fund

Highland Small-Cap Equity Fund

Highland Total Return Fund

Highland Tax-Exempt Fund

Highland Fixed Income Fund

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

A prospectus must precede or accompany this report. Please read the prospectus carefully before you invest.

NOTES TO PERFORMANCE (unaudited)

September 30, 2013

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses. Total returns for Class A shares are shown for both with and without the imposition of the maximum applicable front-end sales charge, and the total returns for Class B and Class C shares are shown for both with and without the imposition of the maximum applicable contingent deferred sales charge (CDSC). Information on the maximum front-end sales charge and CDSC for each Fund can be found in Note 1 of the Notes to Financial Statements in this report.

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Periods less than one year are not annualized. Please call toll-free 1-877-665-1287 or visit the Fund’s website at www.highlandfunds.com for the most recent month-end performance data.

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in a Fund is subject to risk, including possible loss of principal invested.

The S&P® 500 Index is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock U.S. market performance. The S&P® North American Natural Resources Index represents U.S. traded securities that are classified under the GICS® energy and materials sector excluding the chemicals industry and the steel sub-industry. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those companies in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those companies in the Russell 1000® Index with lower price-to-book ratios and lower expected growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is a market capitalization-weighted index consisting of approximately 2,000 of the smallest U.S.-domiciled publicly traded common stocks that are included in the Russell 3000® Index. The MSCI World® Index is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The index is designed to represent the performance of developed stock markets throughout the world and excludes certain market segments unavailable to U.S. based investors. The MSCI EAFE® Index is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The index is designed to represent the performance of developed stock markets outside the U.S. and Canada and excludes certain market segments unavailable to U.S. based investors. The Barclays Capital High Yield Credit Bond Index is a total return performance benchmark for fixed income securities. The index covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+ or below.

The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The BofA Merrill Lynch U.S. Dollar LIBOR 3 Month Constant Maturity Index tracks the interest rate offered by a specific group of London banks for U.S. dollar deposits with a three-month maturity. The Barclays Capital 10-Year Municipal Bond Index is an unmanaged index composed of investment-grade, fixed rate securities with maturities of at least eight years and less than twelve years.

The 90 Day T-Bill is an unmanaged measure/index of the performance of U.S. Treasury bills currently available in the marketplace having a remaining maturity of 90 days.

The above indices/measures do not reflect the actual cost of investing in the instruments that comprise each index. Indexes are unmanaged and unlike a mutual fund, does not take into account fees, charges and taxes. It is not possible to invest in an index.

The peer universe of the underlying funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown.

Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2010 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

Russell Investment Group owns the Russell Index data, including all applicable trademarks and copyrights, used in these materials. Any unauthorized use or redistribution of such Russell Index data is strictly prohibited. Russell Investment Group is not responsible for the configuration of this material or for any inaccuracy in presentation thereof.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice.

Annual Report	1

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2013	Highland Alpha Trend Strategies Fund

Performance Overview

For the twelve-month period ended September 30, 2013, the Highland Alpha Trend Strategies Fund returned -6.10% for Class A shares, -6.65% for Class C shares, -6.29% for Class R shares and -5.75% for Class Y shares. The Fund’s Morningstar peer group, Managed Futures, returned an average of -6.18% over the same period.

Manager’s Discussion

It was another year that was dominated by federal bank intervention. Regardless of the underlying problems, investors were rewarded by staying long and hoping the governments would all keeping the printing presses set to overdrive. There was a mention of tapering the asset purchases in early June, which prompted a small correction. In response Federal Reserve Chairman Ben Bernake promptly clarified the Fed’s position on continuing its asset purchasing for the foreseeable future and markets quickly markets resumed their upward trajectory. The several abrupt whipsaws in trends this year has created a more difficult environment for most trend following managed futures strategies. Alpha Trend’s diversified allocation to short, intermediate and long term market trends has helped keep the fund’s performance competitive relative to our peers.

While the category has not produced the returns of the higher risk equity markets, the fund aimed to achieve its objective of above average total returns while also attempting to preserve capital and mitigate risk in the pursuit of lower correlation to market benchmarks.

On October 17, 2013, the board of trustees of the fund, upon the recommendation of the fund’s adviser, approved a plan to liquidate the fund, which took place on November 20, 2013. Any shares of the fund outstanding on the liquidation date were to be automatically redeemed on that date.

Eric Leake	Garrett Waters
Founding Partner, Chief Investment Officer at Anchor Capital	Partner and Chief Executive Officer at Anchor Capital

2	Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2013	Highland Alpha Trend Strategies Fund

Highland Alpha Trend Strategies Fund - Class A

Growth of Hypothetical $10,000 Investment

Highland Alpha Trend Strategies Fund	One Year	Since Inception	Inception Date

Class A Shares, without sales charge	-6.10%	-6.42%	11/02/11
Class A Shares, with sales charge	-11.48%	-9.27%
Class C Shares, without sales charge	-6.65%	-5.49%	02/27/12
Class C Shares, with sales charge	-7.57%	-5.49%
Class R Shares	-6.29%	-6.43%	11/09/11
Class Y Shares	-5.75%	-6.02%	11/01/11

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.75% on Class A Shares. The CDSC on Class C Shares is 1.00% within the first year for each purchase; there is no CDSC on Class C Shares thereafter. The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com. The gross expense ratio as reported in the Fund’s prospectus was as follows: Class A: 4.58%, Class C: 5.23%, Class R: 4.73% and Class Y: 4.23%.

See Notes to Performance on page 1 for more information.

The Fund invests in ETFs (Exchange-Traded Funds) and will bear its share of fees and expenses of the underlying ETFs. The Fund is subject to short sales risk which theoretically involves unlimited loss potential since the market price of securities sold short may continually increase. Investments in derivatives may not correlate to the performance of the underlying securities and may result in greater losses.

As a non-diversified fund, the Fund may invest a larger portion of its assets in the securities of one or a few issuers than a diversified fund. A non-diversified fund’s investment in fewer issuers may result in the fund’s shares being more sensitive to the economic results of those issuers. There is the risk that a fund’s high portfolio turnover will increase its transaction costs and may result in increased realization of net short-term capital gains, higher taxable distributions and lower after-tax performance.

Mutual fund investing involves risk including the possible loss of principal.

Annual Report	3

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2013	Highland Alternative Income Fund

Performance Overview

For the twelve-month period ended September 30, 2013, the Highland Alternative Income Fund returned -2.33% for Class A shares, -3.06% for Class C shares, -2.57% for Class R shares and -2.07% for Class Y shares. The Fund’s Morningstar peer group, Non-Traditional Bond, returned an average of -2.47% during the same period.

Manager’s Discussion

It is difficult to talk about financial markets without addressing Quantitative Easing. It has been almost four years now since the Federal Reserve first began a zero interest rate policy in the form of capital injection and “Quantitative Easing”. Over the past four years the biggest benefactor to the Federal Reserve’s monetary policy has been stocks and bonds, with the Dow Jones Industrial Average near new all-time highs. Yet despite record amounts of capital injections, loan creation is stagnant, GDP growth remains tepid and new job creation is challenging at best. While the initial stimulus provided a broad positive short term impact, the positive effects have begun to diminish with each new program. There is a large disparity between stock and bonds over the last twelve months, an indication of the diminishing effects of QE. With stocks near record highs and bond yields near record lows, complacency is high. Bond investors may be ill prepared for negative headlines. We see ample opportunity for Alternative Income to continue to exploit both short term price dislocations in credit, and macro interest rate trends in the quarters ahead.

The Highland Alternative Income Fund has benefited from both a generally rising trend in high yield bond prices, as well as short term price dislocations in High Yield Bond exchange-traded funds. In pursuit of our absolute return strategy, the Fund reduced long exposure by adding short term hedges during bouts of market volatility in May and June. While it has been a relatively flat year in bonds, we poised and ready for another challenging year for bond investors and the threat of rising rates.

Eric Leake	Garrett Waters
Founding Partner, Chief Investment Officer at Anchor Capital	Partner and Chief Executive Officer at Anchor Capital

4	Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2013	Highland Alternative Income Fund

Highland Alternative Income Fund - Class A

Growth of Hypothetical $10,000 Investment

Highland Alternative Income Fund	One Year	Since Inception	Inception Date

Class A Shares, without sales charge	-2.33%	-1.42%	01/13/12
Class A Shares, with sales charge	-7.96%	-4.76%
Class C Shares, without sales charge	-3.06%	-1.88%	01/13/12
Class C Shares, with sales charge	-4.00%	-1.88%
Class R Shares	-2.57%	-1.61%	01/13/12
Class Y Shares	-2.07%	-1.11%	01/13/12

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.75% on Class A Shares. The CDSC on Class C Shares is 1.00% within the first year for each purchase; there is no CDSC on Class C Shares thereafter. The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com. The gross expense ratio as reported in the Fund’s prospectus was as follows: Class A: 4.07%, Class C: 4.72%, Class R: 4.22% and Class Y: 3.72%.

See Notes to Performance on page 1 for more information.

The Fund’s investment activities involve a significant degree of risk and material losses may occur. The Fund is non-diversified and may invest a significant portion of the portfolio in fewer securities. The Fund invests in ETFs (Exchange-Traded Funds) and is therefore subject to the same risks the funds are invested in as well as entails higher expenses than if invested into an ETF directly. Short sales by a Fund theoretically involve unlimited loss potential since the market price of securities sold short may continually increase. Leveraging may increase the risk of loss, cause fluctuations in the market value of the Fund’s portfolio to have disproportionately large effects or cause the NAV of the Fund generally to decline faster than it would otherwise. Derivatives, such as futures and options, are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index and may expire worthless.

The Fund may invest in foreign and emerging market securities which involves certain risks such as currency volatility, political and social instability and reduced market liquidity. Investments in high yield securities (commonly known as junk bonds) have a greater risk of default and can be more volatile and less liquid.

Mutual fund investing involves risk including the possible loss of principal.

Annual Report	5

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2013	Highland Trend Following Fund

Performance Overview

As of 9/30/13, Highland Trend Following Fund, Class A Shares outperformed its peers in the Managed Futures Morningstar Category over the 3-month, 6-month and 1-year periods by 8.04%, 5.04% and 1.17%, respectively, which led to percentile rankings within the category of: 3%, 12% and 38%.

Manager’s Discussion

While stocks have moved higher over the past year, the advance has been punctuated by several sharp 5-10% corrections. Additionally, commodity markets have generally worked their way lower over the past year. This makes for a difficult environment for trend following strategies, as evidenced by negative 1-yr. returns of the category, ourselves included.

Specifically, the fund struggled during 1Q’13 due to long positions in platinum and steel stocks. Performance was strong during 3Q’13 however, due to realizing some nice gains in the gold mining stocks.

We effected several significant changes to the fund over the period, which we believe will benefit shareholders. First was an internal reorganization that resulted in the closure of Incline Analytics as a sub advisor. The portfolio manager became an employee of Highland Capital Management Fund Advisors, L.P. which afforded investors more direct access to the entire breadth and depth of Highland Capital Management resources.

The second significant change was to adjust the investment process to allow for more concentrated positions and to shorten the investment time horizon. The process allows for more discretion for the portfolio manager and less reliance on models. The goal is to provide the portfolio manager the flexibility to manage risk, and to potentially profit from an investment environment which is increasingly choppy and driven by geo-political influences.

As always, we appreciate your trust and confidence, and welcome any questions and/or comments you may have.

Mike Hurley, CMT

Portfolio Manager

6	Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2013	Highland Trend Following Fund

Highland Trend Following Fund - Class A

Growth of Hypothetical $10,000 Investment

Highland Trend Following Fund	One Year	Five Year	Ten year	Since Inception	Inception Date

Class A Shares, without sales charge	-5.14%	n/a	n/a	-2.29%	03/31/09
Class A Shares, with sales charge	-10.61%	n/a	n/a	-3.57%
Class C Shares, without sales charge	-5.70%	n/a	n/a	-4.69%	02/24/12
Class C Shares, with sales charge	-6.64%	n/a	n/a	-4.69%
Class Y Shares	n/a	n/a	n/a	-1.77%*	01/09/13

* Not Annualized.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.75% on Class A Shares. The CDSC on Class C Shares is 1.00% within the first year for each purchase; there is no CDSC on Class C Shares thereafter. The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com. The gross expense ratio as reported in the Fund’s prospectus was as follows: Class A: 3.06%, Class C: 3.71%, Class R: 3.21% and Class Y: 2.71%.

See Notes to Performance on page 1 for more information.

The Highland Trend Following Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. It may make short sales of securities which involve the risk that losses may exceed the original amount invested. The Fund may invest in foreign and emerging markets which can entail additional social, political and economic risks. It also may invest in smaller companies which may be subject to higher volatility and risk than larger stocks.

The Fund invests in exchange-traded funds and shareholders will bear its share of fees, expenses and risks of the underlying funds. The Model used by the Fund to determine or guide investment decisions may not achieve the objectives of the Fund.

Investments in derivatives, such as futures and options, are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, and result in losses to the Fund. Leverage may increase the risk of loss and cause fluctuations in the market value of the Fund’s portfolio to have disproportionately large effects or cause the NAV of the Fund generally to decline faster than it would otherwise. Portfolio Turnover Risk is the risk that a fund’s high turnover will increase its transaction costs and may result in increased realization of net short-term capital gains, higher taxable distributions and lower after-tax performance.

Mutual fund investing involves risk including the possible loss of principal.

Annual Report	7

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2013	Highland Global Allocation Fund

Performance Overview

For the twelve-month period ended September 30, 2013, the Highland Global Allocation Fund (“the Fund”) returned 16.27% (Class Y Shares). Over the same period, the Morningstar World Allocation category returned 5.87%, the S&P 500 index returned 19.34%, the MSCI World Index returned 21.06% and the US Barclays Aggregate Bond index returned -1.68%.

Manager’s Discussion

In April 2013, the Fund converted from a U.S. equity focused strategy to a global asset allocation strategy. On September 20, 2013, the Fund completed a shareholder approved reorganization which merged the Highland Global Select Fund and the Highland International Equity Fund into the Highland Global Allocation Fund. The merger completes the strategy enhancement in the Fund which started on April of 2013, creating a dynamic global asset allocation fund designed to harness the global investment capability of the Highland Capital Hedge Fund platform.

Since conversion, the portfolio’s domestic investments outperformed the portfolio’s international and global investments, with broad based gains across the portfolio. The new strategy employs six macro thematic investment themes, which were all positive over the period since conversion with the exception of the convergence theme. The convergence theme identifies discrepancies in the values of securities that have historically been much closer than current levels. This theme also serves as a hedge, as an example certain commodity positions within this theme have historically exhibited low correlations with fixed income and equity securities. These positions performed poorly as the equity markets rallied over the period.

The period ended with relative calmness in global financial markets and generally improving news on the global economic front without any major disruptions to unsettle equity markets. Indeed, stocks moved higher across the board, with solid gains. Bond yields rose steadily, which represented the biggest source of uncertainty over the last three months. However, rates fell sharply at the end of September when the Federal Reserve Board surprised investors by not beginning to taper quantitative easing asset purchases. Geopolitical issues – particularly in the Middle East – were also visible, but, to date, have remained contained and have not disrupted global markets.

In a change from trends in recent years, signs of global activity have picked up lately. In particular, Europe GDP for the second quarter 2013 moved higher, moving out of recession for the first time in nearly two years. Aside from GDP data, recent signs of global growth have also been encouraging. Purchasing Managers’ Indices around the world have recently turned higher, with the U.S., Europe, Japan, and China all in positive (above 50) territory. To be sure, we do not see levels that are consistent with robust activity. But, the synchronized nature of the recent uptick is important and positive. Simplistically, these trends increase the chances of creating a virtuous cycle. Moreover, there have been encouraging signs from the housing market, which has bounced back sharply, while consumer spending has also held up well. Further, if business confidence can improve, leading to more hiring and capital expenditures, in our view a more sustainable rate of growth could be achieved.

Within the fund’s equity portfolio we are rotating from record highs in domestic equity markets to an increased exposure in international equities primarily in Europe and Japan. Europe’s fundamental backdrop is strengthening with an economic recovery taking hold, relative European monetary policies are bullish, sovereign spreads are well below their crisis levels and the Eurozone’s current account is in a record surplus. In Japan we expect economic tailwinds driven by the monetary policy makers’ commitment to doubling the supply of money in an effort to lower real borrowing rates sparking private sector spending growth and ultimately economic expansion. Strong global growth and ample liquidity appear to be fueling the upward momentum in global risk assets. An upswing in capital spending growth in the major countries is underway, consistent with a more upbeat business sector. The outlook is more uncertain for the developing world, oil prices are elevated, yields are rising and corporate revenue growth has been meager. Additionally, we are weary of developing economy’s debt markets as the global monetary easing policies have funneled risk assets into these regions and in some cases bloated the balance sheets of corporate debt issuers. Within our fixed income strategy we remain cautious as global monetary policy makers contemplate a pull back from the easy money policy and we believe these policies will at some point result in meaningful rate increases. Market rate hike expectations are aggressive. Despite this we believe that the market’s reaction to tapering expectations will continue to be heightened, creating volatility in fixed income markets as experienced in the May through July 2013 timeframe where we saw Investment Grade bonds return -4.3%, and Treasury Inflation Protected Securities return -7.1%. As with any leveraged entity, headline risk and market volatility is increased and with the Fed increasing their balance sheet from $800 billion in 2008 to $3,300 billion in 2013 we believe that the 10yr treasury rate could continue to react violently to expectations of a pullback in the global easy money policy. Despite this we believe that the Fed will continue with its dovish message on forward guidance, resulting in the 10yr yield remaining in a channel between 2.7% and 3% in the intermediate term. Within our fixed income portfolio we remain short duration and are taking advantage of Highland’s in house expertise in the floating rate loan and Collateralized Loan Obligation asset classes to source investments that demonstrate superior credit and interest rate risk profile relative to expected returns.

8	Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2013	Highland Global Allocation Fund

Going forward we believe that correlations in the global markets will decline as regional monetary policy makers navigate the nuances of their local economies creating potential for macro inefficiencies and relative value investment opportunities between regions. Additionally, within markets we believe correlations among securities will subside as market participants become more comfortable with global monetary policies and “risk on or off” trades lose favor giving way to differentiated views on security selection driven by economic, sector and company fundamentals. This creates a favorable environment for the fund given its flexible mandate and the ability to nimbly invest across regions and asset classes. This flexibility combined with the portfolio manager’s aptitude for identifying and executing on macro themes married with the deep fundamental research of the broader Highland platform creates an attractive investment opportunity moving forward.

Jim Dondero
Portfolio Manager, Co-Founder and President – Highland Capital Management

Annual Report	9

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2013	Highland Global Allocation Fund

Highland Global Allocation Fund - Class A

Growth of Hypothetical $10,000 Investment

Highland Global Allocation Fund	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A Shares, without sales charge	15.89%	7.24%	6.92%	8.39%	09/08/93
Class A Shares, with sales charge	9.27%	5.98%	6.29%	8.06%
Class B Shares, without sales charge	14.99%	6.42%	6.29%	8.10%	09/08/93
Class B Shares, with sales charge	11.49%	6.42%	6.29%	8.10%
Class C Shares, without sales charge	14.97%	6.43%	6.12%	3.53%	09/30/99
Class C Shares, with sales charge	14.11%	6.43%	6.12%	3.53%
Class R Shares	15.69%	7.07%	n/a	4.58%	01/29/08
Class Y Shares	16.27%	7.52%	7.30%	6.01%	01/05/98

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.75% on Class A Shares. The maximum CDSC on Class B Shares is 4.00%. The CDSC on Class C Shares is 1.00% within the first year for each purchase; there is no CDSC on Class C Shares thereafter. The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com. The gross expense ratio as reported in the Fund’s prospectus was as follows: Class A: 1.27%, Class B: 2.02%, Class C: 2.02%, Class R: 1.52% and Class Y: 1.02%.

See Notes to Performance on page 1 for more information.

The Fund invests in value stocks which involve the risk of investing in securities that are undervalued and may not realize its full potential. To a lesser extent the Fund may invest in foreign securities which may cause more volatility and less liquidity due to currency changes, political instability and accounting differences. Investing in derivatives may involve more volatility and less liquidity because of the risk that an investment may not correlate to the performance of the underlying securities.

Mutual fund investing involves risk including the possible loss of principal.

10	Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2013	Highland Dividend Equity Fund

Performance Overview

For the twelve-month period ended September 30, 2013, the Highland Dividend Equity Fund returned 18.47% for Class A shares, 17.59% for Class C Shares and 18.72% for Class Y shares, net of fees. The Fund’s benchmark, the Russell 1000® Value Index returned 20.80%. The Fund’s Morningstar peer group of US Large Value funds returned an average of 18.31% over the same period.

Manager’s Discussion

The Fund encountered several obstacles during the year that were specific to dividend-paying equities. Fears that the tax rate on dividend income would jump by 100% or more led many investors to liquidate high-yielding stocks at the end of 2012. A last minute agreement held dividend taxes to 20% for the majority of individual investors. Partially as a result, dividend-paying equities rebounded during the first quarter of 2013.

The rally proved to be short-lived for the highest yielding equities over fears that the Federal Reserve would soon taper its purchases of U.S Treasury securities. Regulated utilities, REITS, and Master Limited Partnerships all underperformed due to concerns that interest rates would soon climb. The S&P Utility Index was up less than 3% during the twelve-month period and the Dow Jones Real Estate Index underperformed with a 12% gain over the year. To mitigate the impact from tapering by the Federal Reserve, the Fund is positioned to mitigate interest rate risk as mush as possible. The combined holding in REITS and regulated utilities is only 5% and the Fund does not include any Master Limited Partnerships.

While the highest yielding equities suffered over the year, companies that reported solid earnings and dividend growth flourished and easily outperformed the general market. Shares of Worthington Industries were up 61% as continued strength in automotive and heavy duty truck production led to increase demand for steel products. Also in the Materials sector, Packaging Corporation of America and Sonoco Products rose by 63% and 31% respectively and made this the Fund’s top performer sector (+53%).

Holdings in the Health Care sector also contributed to the Fund’s performance with 35% returns from Novartis and Johnson and Johnson. Investors were attracted to both companies as they include broad prescription and over-the-counter pharmaceuticals, encouraging pipelines for new drugs, and clean balance sheets. The shares of CBS climbed by 82% due to continued revenue growth and strong ratings for its regular broadcasts and sports programs. CBS is the highest rated network and its sports programs include The Masters, NCAA March Madness, and the Southeastern Conference Football. Tupperware rose by 60% during the year as organic sales growth in Indonesia (the company’s largest market), China, and Brazil continued to climb.

The Fund also benefitted from significant underweighting in the Energy sector. For the second consecutive year, energy stocks trailed the general market as slower economic growth in China overshadowed any fears that Syria and Iran may lead to a disruption in oil supplies.

The Fund’s performance was hampered by an underweighting (versus its benchmark) in Financial stocks. The Russell 1000 Value Index includes a 29% weighting in the Financial sector but there are few stocks that meet the Fund’s requirement for current yield and market capitalization.

The portfolio continues to follow a long-term outlook that lead to low turnover during the year. H.J. Heinz was removed from the portfolio after it was purchased by Berkshire Hathaway. The proceeds were deployed into three existing holdings (JP Morgan, General Electric, and Novartis) as each company reported second quarter earnings that beat consensus estimates.

The Fund did not react to concerns that the Fiscal Cliff or tapering by the Federal Reserve would lead to higher taxes and interest rates. These decisions have paid off as investor concerns over both issues quickly waned. With an upcoming change in leadership at the Federal Reserve, and lingering effects from the recent government shutdown, we do not believe that a tapering is in the immediate future. Fear over higher taxes on qualified dividends has also been resolved. This should allow investors to focus more on earnings and dividend growth, and less on events coming from Washington, over the next twelve months.

Robert Bugg

Portfolio Manager at Brookmont Capital Management

Annual Report	11

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2013	Highland Dividend Equity Fund

Highland Dividend Equity Fund - Class A

Growth of Hypothetical $10,000 Investment

Highland Dividend Equity Fund	One Year	Since Inception	Inception Date

Class A Shares, without sales charge	18.47%	21.55%	11/24/11
Class A Shares, with sales charge	11.65%	17.73%
Class C Shares, without sales charge	17.59%	17.38%	11/15/11
Class C Shares, with sales charge	16.59%	17.38%
Class Y Shares, with sales charge	18.72%	18.51%	11/14/11

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.75% on Class A Shares. The CDSC on Class C Shares is 1.00% within the first year for each purchase; there is no CDSC on Class C Shares thereafter. The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com. The gross expense ratio as reported in the Fund’s prospectus was as follows: Class A: 1.37%, Class C: 2.02%, Class R: 1.52% and Class Y: 1.02%.

See Notes to Performance on page 1 for more information.

The Fund is non-diversified, meaning that it may concentrate its assets in fewer individual holdings than a diversified fund. Investing in derivatives may be subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. Exchange-traded funds (ETFs) that the Fund may invest in are subject to market, economic and business risks that may cause their prices to fluctuate. Shareholders will pay higher expenses than would be the case if making direct investments in the underlying ETFs.

An investment in high yield securities or unrated securities (commonly known as junk bonds) are more likely to default than high rated securities. Investments in securities of non-U.S. issuers, particularly securities of emerging market issuers, involve certain risks not involved in domestic investments (for example, expropriation or political or economic instability). Small and mid-cap securities involve certain risks such as higher volatility, lower trading volume, fewer business lines and lack of public information. The Fund invests in dividend-paying companies and there is no guarantee that a company will increase or continue to pay dividends.

Mutual fund investing involves risk including the possible loss of principal.

12	Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2013	Highland Premier Growth Equity Fund

Performance Overview

For the twelve-month period ended September 30, 2013, the Highland Premier Growth Equity Fund returned 20.12% for Class A shares, 19.28% for Class B Shares, 19.20% for Class C shares, 19.80% for Class R shares and 20.45% for Class Y shares, net of fees. The Fund’s benchmarks, the S&P 500® Index and the Russell 1000 Growth Index returned 19.34% and 19.26%, respectively, and the Fund’s Morningstar peer group of 1,749 US Large Growth funds returned an average of 20.63% over the same period.

Manager’s Discussion

The U.S. stock rally in the last twelve months was underpinned by improving economic fundamentals—including employment, manufacturing and housing—which improved consumer confidence. Massive monetary stimulus, in the form of Federal Reserve open-market bond buying (“QE3”), has contributed to the equity market strength. Despite intermittent risk aversion, more economically-sensitive market sectors have outperformed the market and within the Index, including consumer discretionary (+31%), financials (+30%), industrials (+28%) and health care (+29% driven mostly by strong gains in innovative biotechnology companies).

As the economy strengthened, investors began to debate the Federal Reserve’s timeline for removing its stimulus, and “taper” speculation added volatility. Interest rates rose, creating concern that rising bond yields could cut demand for equity income in the higher-yielding sectors. In this environment, defensive sectors lagged the market, including telecommunications (-1%) and utilities (+7%). Somewhat surprisingly in a strong up-market, the cyclical information technology sector (+7%) also lagged. Investors questioned the growth rates of many established technology companies as enterprise spending remained constrained, smart-phone and tablet growth slowed and the PC-market declined. During the year, the value indices generally outperformed the growth indices, in part due to the technology sector drag.

Stock selection strength was broad-based, with nine out of ten sectors contributing positive returns relative to the benchmarks from security selection. Selections within the consumer discretionary, industrials, energy and financials sectors contributed most to the Fund’s performance. Some of the Fund’s most economically sensitive holdings performed the best as U.S. economic data improved. For example, recovery in the housing market meant stronger business for the Fund’s home retailer holding and to a leading manufacturer of commercial and residential building equipment. A leading global gaming company rallied due to increased activity in Macau and the possibility for new gaming markets (e.g., Japan for the 2020 Olympics). As consumer confidence lifted, so did the Fund’s media holdings, including both the distribution and content sides of cable. Within energy, a mid-sized exploration and production company with fast growth and a dominant global oilfield services leader outperformed. Rising stocks and improving capital markets activity led to outperformance among the Fund’s capital markets holdings.

In an otherwise positive year for stock selection, the Fund’s technology holdings weighed on returns. A leading global payment processor changed its pricing strategy, dampening its earnings power and challenging stock-price performance. Other technology companies lagged on concerns about growth in the smart phone and tablet markets, and in a constrained environment for corporate software expenditures. Healthy gains from the Fund’s biotechnology holdings were offset by lagging performances among its pharmacy benefits managers and dental equipment manufacturers—further proof of the relative strength of higher beta stocks. Finally, the effect of holding a small cash position hampered returns amid strong gains in the U.S. equity markets this year.

Changes to the Fund were modest during the 12-month period. We ended the year with 36 stocks in the Fund, flat with the start of the year. At September 30, 2013, technology remained the largest sector in the Fund, however, the Fund modestly reduced its sector overweight versus the S&P 500 Index, taking profits in relative outperformers and eliminating positions where our level of conviction declined. We believe technology has several things going for it: financial strength (large cash balances and free cash flow generation), global diversification (over 50% of the technology sector revenue is outside the U.S.), product cycle growth (e.g. wireless data), and many attractive valuations. The Fund maintained underweight positioning in the slower-growing utilities, telecommunications and consumer staples sectors at the end of the 12-month period. We continue to focus on what we believe are financially strong companies with great management teams at attractive valuations. We favor companies with innovative products and services rather than business models tied to GDP growth. In a slow growth world, we believe the Fund’s collection of potential above-average growers should do well over the long term.

David B. Carlson

Chief Investment Officer - U.S. Equities at GE Asset Management

Annual Report	13

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2013	Highland Premier Growth Equity Fund

Highland Premier Growth Equity Fund - Class A

Growth of Hypothetical $10,000 Investment

Highland Premier Growth Equity Fund	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A Shares, without sales charge	20.12%	10.46%	6.87%	7.87%	12/31/96
Class A Shares, with sales charge	13.23%	9.16%	6.24%	7.49%
Class B Shares, without sales charge	19.28%	9.64%	6.39%	7.58%	12/31/96
Class B Shares, with sales charge	15.28%	9.64%	6.39%	7.58%
Class C Shares, without sales charge	19.20%	9.64%	6.07%	3.72%	09/30/99
Class C Shares, with sales charge	18.20%	9.64%	6.07%	3.72%
Class R Shares	19.80%	10.19%	n/a	7.70%	01/29/08
Class Y Shares	20.45%	10.74%	7.14%	8.14%	12/31/96

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.75% on Class A Shares. The maximum CDSC on Class B Shares is 4.00%. The CDSC on Class C Shares is 1.00% within the first year for each purchase; there is no CDSC on Class C Shares thereafter. The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com. The gross expense ratio as reported in the Fund’s prospectus was as follows: Class A: 1.11%, Class B: 1.86%, Class C: 1.86%, Class R: 1.36% and Class Y: 0.86%.

See Notes to Performance on page 1 for more information.

The Fund invests in growth stocks that may be more volatile because they are more sensitive to market conditions. The Fund invests in mid-cap companies which may entail greater risks and less liquidity due to narrower product lines and limited resources than larger companies. The Fund may concentrate its investments in a limited number of issuers which will have a greater impact on the Fund’s value. To a lesser extent the Fund may invest in foreign securities which may cause more volatility and less liquidity due to currency changes, political instability and accounting differences. Investing in derivatives may involve more volatility and less liquidity because of the risk that an investment may not correlate to the performance of the underlying securities.

Mutual fund investing involves risk including the possible loss of principal.

14	Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2013	Highland Small-Cap Equity Fund

Performance Overview

For the twelve-month period ended September 30, 2013, the Highland Small Cap Equity Fund returned 25.36% for Class A shares, 24.33% for Class B shares, 24.39% for Class C shares, 25.24% for Class R shares and 25.66% for Class Y shares. We underperformed the Russell 2000® Index, the Fund’s benchmark, which returned 30.06% and performed in-line with the Fund’s Morningstar peer group, the Small Blend Peer Group, which returned an average of 28.86% for the same period.

Manager’s Discussion

On the heels of the fourth strongest September in the history of the Russell 2000® Index, small cap equities posted four positive consecutive quarters in the last year. Low interest rates and middling improvements in the global economy combined to spur another strong quarter for equities, despite a looming government shutdown and risks of U.S. military involvement in the Middle East. With the “risk on” trade still ongoing within the Russell 2000® Index, lower quality groups continued to outperform, with low-priced, non-earners and the lowest Return on Equity stocks all strong during the period. Cyclical stocks also rallied strongly during the quarter, reflected in the significant outperformance of the highest beta (a measure of volatility) securities, while stocks with a market cap greater than $1 billion were laggards. These market conditions make it tough for active managers who tend to favor higher quality stocks.

For the one year period ending September 30, 2013, the Fund could not keep pace with the strong Russell 2000® benchmark return on both a gross and net of advisory fee basis. From a sector perspective, the portfolio benefited from a strong relative return in the Materials sector and from an underweight and outperformance in the relative weak REITs industry within Financials. Good stock selection in the Energy and Consumer Discretionary sectors, and an underweight to Utilities, the worst performing sector in the index for the period, enhanced results. More than offsetting these positive factors, the portfolio was hampered by disappointing relative returns in the Industrials and Information Technology sectors. The Adviser also fell short of the index return in Health Care and was further hindered by a modest cash exposure during this strong equity market. From a factor/style perspective, the Funds’ less volatile, conservatively oriented, diversified portfolio of profitable companies with significant free cash flow, the ability to self-fund ongoing operations, and defendable market niches at reasonable valuations were modestly out of favor during the period. Stocks found in industries such as Airlines and Biotechnology, which typically do not meet our investment criteria, excelled during the one year period ending September 30, 2013.

Uncertainty in Washington and future Fed policy should result in some choppiness in the market during the fourth quarter of 2013. Valuations are stretched, particularly in the small cap space, and we believe there will be some earnings adjustments. With that as a back-drop, our low Volatility bias should benefit us during the remainder of the year. Outside of the U.S., the European economies are showing some signs of stabilization and we could adjust the portfolio to take advantage of this dynamic. As always, we will look to add on weakness in our higher conviction names, and build our positions in our recently purchased companies. We continue to buy and own stocks with very specific characteristics, including increasing net income, increasing return on invested capital, increasing return on equity, solid and improving free cash flow, and low levels of debt.

As we move into the final quarter of 2013, we have continued to reduce our higher market capitalization exposure by adding five new names to the portfolio below $2.0 billion. We want to own a mix of smaller-cap companies, which balances out some of higher conviction names that have grown into small-to-mid cap names over time. The Financials sector continues to be our largest relative underweight, most notably within the REIT industry, which has seen a bout of underperformance with rates moving higher in recent months. We are also looking at trimming our overweight exposure in the Transportation industry within Industrials, as the continued sluggish pace of the domestic recovery has resulted in softness in the Trucking area, and transportation of goods, in general.

Marc H. Shapiro	Dennison T. Veru
Senior Portfolio Manager at Palisade	Executive Vice President and Chief Investment Officer at Palisade

Annual Report	15

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2013	Highland Small-Cap Equity Fund

Highland Small-Cap Equity Fund - Class A

Growth of Hypothetical $10,000 Investment

Highland Small-Cap Equity Fund	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A Shares, without sales charge	25.36%	11.30%	9.34%	10.17%	09/30/98
Class A Shares, with sales charge	18.11%	10.00%	8.70%	9.74%
Class B Shares, without sales charge	24.33%	10.45%	8.84%	9.84%	09/30/98
Class B Shares, with sales charge	20.33%	10.45%	8.84%	9.84%
Class C Shares, without sales charge	24.39%	10.45%	8.51%	8.53%	09/30/99
Class C Shares, with sales charge	23.39%	10.45%	8.51%	8.53%
Class R Shares	25.24%	11.14%	n/a	8.27%	01/29/08
Class Y Shares	25.66%	11.61%	9.63%	10.46%	09/30/98

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.75% on Class A Shares. The maximum CDSC on Class B Shares is 4.00%. The CDSC on Class C Shares is 1.00% within the first year for each purchase; there is no CDSC on Class C Shares thereafter. The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com. The gross expense ratio as reported in the Fund’s prospectus was as follows: Class A: 2.00%, Class B: 2.75%, Class C: 2.75%, Class R: 2.25% and Class Y: 1.75%.

See Notes to Performance on page 1 for more information.

The Fund invests in small-capitalization companies which may entail greater risks and less liquidity due to limited product lines and fewer resources than larger companies. The Fund uses a multi-sub-adviser investment strategy and the performance of the fund may be determined by the ability of the Adviser to allocate assets among sub-advisers. To a lesser extent the Fund may invest in foreign securities which may cause more volatility and less liquidity due to currency changes, political instability and accounting differences. Investing in derivatives may involve more volatility and less liquidity because of the risk that an investment may not correlate to the performance of the underlying securities.

Mutual fund investing involves risk including the possible loss of principal.

16	Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2013	Highland Total Return Fund

Performance Overview

For the twelve-month period ended September 30, 2013, the Highland Total Return Fund returned 11.15% for Class A shares, 10.35% for Class B shares, 10.28% for Class C shares, 10.99% for Class R shares and 11.41% for Class Y shares, net of fees. The Fund’s broad based benchmarks, the S&P 500 Index and the Barclays U.S. Aggregate Bond Index returned 19.34% and -1.68%, respectively. The Fund’s Morningstar peer group of 940 U.S. moderate allocation funds returned an average of 11.47% over the same period.

Manager’s Discussion

The period ended with relative calmness in global financial markets and generally improving news on the global economic front without any major disruptions to unsettle equity markets. Indeed, stocks moved higher across the board, with solid gains. Bond yields rose steadily, which represented the biggest source of uncertainty over the last three months. However, rates fell sharply at the end of September when the Federal Reserve Board surprised investors by not beginning to taper quantitative easing asset purchases. Geopolitical issues — particularly in the Middle East — were also visible, but, to date, have remained contained and have not disrupted global markets.

In a change from trends in recent years, signs of global activity have picked up lately. In particular, Europe GDP for the second quarter 2013 moved higher, moving out of recession for the first time in nearly two years. Aside from GDP data, recent signs of global growth have also been encouraging. Purchasing Managers’ Indices around the world have recently turned higher, with the U.S., Europe, Japan, and China all in positive (above 50) territory. To be sure, we do not see levels that are consistent with robust activity. But, the synchronized nature of the recent uptick is important and positive. Simplistically, these trends increase the chances of creating a virtuous cycle. Moreover, there have been encouraging signs from the housing market, which has bounced back sharply, while consumer spending has also held up well. Further, if business confidence can improve, leading to more hiring and capital expenditures, in our view a more sustainable rate of growth could be achieved.

Of course, it remains too early to declare victory. Aggregate demand, the pace of hiring, and business investment spending remain sluggish. Hiring must accelerate in order to drive a sustainable recovery and to underpin equity markets. Outside of the U.S., although Europe appears to have exited recession, the overall rate of growth remains sluggish. Japan, despite more aggressive policy action in 2013, faces considerable challenges including tighter fiscal policy and a heavy burden from imported energy costs. Finally, China and emerging markets continue to slow, leaving the world without a strong engine of growth from these regions. In summary, we need to see continued progress in the recovery in the U.S. and Europe to help boost global activity.

The last three months produced solid returns for global equities, with a notable difference from recent quarters prior to this period - Europe, with a rise of more than 10%, led the way higher and the U.S. lagged. Strong risk appetite alongside the better than anticipated economic news from the European region contributed to this move. One-year gains for most regions are above 10%. The notable exception remains Emerging Markets, which have struggled during this period despite a good last three months, given concerns about growth trends and susceptibility to higher interest rates.

The main driver of returns in equities has been an expansion of price-to-earnings multiples. With earnings growth continuing to moderate, valuations have taken over as the primary driver of returns. This rise in the price-to-earnings ratio appears to have been driven by improving confidence in the economic recovery. Alongside falling ‘tail risks’, growth expectations have allowed for solid gains in the equity markets for this period.

The rise in bond yields put consistent pressure on returns in fixed income. Expectations for the Federal Reserve Board to begin to taper quantitative easing asset purchases following Chairman Bernanke’s comments in May and June pushed rates sharply higher with the 10-year note reaching 3%, its highest level since 2011. Also contributing to the rise in rates was uncertainty about who will take over as Federal Reserve Board Chair in 2014.

In a surprise to markets, the Federal Reserve Board did not announce a scaling-back of asset purchases at its September meeting. Several factors seemed to drive the decision including the recent rise in rates, an associated slowing in housing data, still-soft economic trends, and uncertainty about the outlook for fiscal negotiations in Washington. The result was a sharp drop in interest rates across the yield curve and a ‘re-pricing’ of Federal Reserve expectation.

So far this year, the moderate pace of economic recovery and a rise in bond yields have been consistent with our expectations. Equity returns, fueled by rapid valuation support, have performed very well, with consistent attractive relative valuations. We continue to believe the key for ongoing equity market support is acceleration in growth. While accommodative Federal Reserve policy can be helpful, it is unlikely to be enough to support risk appetite without fundamental improvements. The possibility of

Annual Report	17

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2013	Highland Total Return Fund

a prolonged battle over policy in Washington and an inability to raise the debt ceiling could have material market and economic impacts through risk appetite. The prospect of a potential government shutdown negatively impacted the equity markets at the end of this period.

The Fund’s performance was primarily driven by its asset allocation and underlying security selection. A higher allocation to equities positively impacted the Fund’s performance as equity markets rallied during the period. A lower allocation to fixed income also contributed to positive performance as fixed income underperformed equities during the period. The S&P 500 Index outperformed the Barclays U.S. Aggregate Bond Index over the twelve-month period. Additionally, security selection in U.S. equities and fixed income was a driver of positive absolute and relative performance.

The Fund’s exposure to equities, fixed income, and cash remained fairly consistent throughout the twelve-month period. Net exposure at the end of this period was 59.6% equities, 31.9% fixed income, and 2.9% cash. Allocations within the Fund were periodically rebalanced to stay within guidelines.

Earlier this year, the Fund’s entire position in REITs was sold, based on valuations, in favor of core international equities. Within equities, we slightly reduced equity yield and mid-cap to rebalance the Fund and keep the overall allocation to equities relative to fixed income and cash relatively constant. Throughout the year, within equities, we reduced the Fund’s exposure to value, growth, and equity yield and increased its exposure to international equities to rebalance the Fund and keep equity allocations close to their strategic targets. Exposure to fixed income was increased but at the end of the twelve-month period the Fund remained underweight relative to our strategic target.

Our preference for equities over bonds has been driven by an expectation for bond yields to rise in the short to medium-term, equity valuations that are in line with long-term averages, and our view that the economic recovery will be sustained. Nevertheless, we believe short-term setbacks in the equity markets are likely to continue to occur. We, therefore, favor being disciplined in rebalancing the Fund, rather than simply letting the Fund’s allocation to equities increase significantly. Returns in both bond and equity markets may be more modest and range-bound going forward. We continue to believe it prudent to maintain a diversified portfolio and remain vigilant in the search for attractive investment opportunities. By tactically allocating between U.S. equities, international equities, and fixed income, we believe the Fund will continue to seek to produce attractive returns while maintaining a prudent level of risk.

David Wiederecht	Greg Hartch	Jeffrey Palma
President and Chief Investment Officer —Investment Strategies at GE Asset Management	Senior Vice President at GE Asset Management	Senior Vice President — Tactical Asset Allocation at GE Asset Management

18	Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2013	Highland Total Return Fund

Highland Total Return Fund - Class A

Growth of Hypothetical $10,000 Investment

Highland Total Return Fund	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A Shares, without sales charge	11.15%	5.42%	5.24%	7.10%	02/22/93
Class A Shares, with sales charge	4.77%	4.18%	4.62%	6.79%
Class B Shares, without sales charge	10.35%	4.63%	4.77%	6.72%	12/22/93
Class B Shares, with sales charge	6.35%	4.63%	4.77%	6.72%
Class C Shares, without sales charge	10.28%	4.63%	4.46%	3.77%	09/30/99
Class C Shares, with sales charge	9.28%	4.63%	4.46%	3.77%
Class R Shares	10.99%	5.17%	—	2.34%	01/29/08
Class Y Shares	11.41%	5.67%	5.57%	7.29%	11/29/93

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.75% on Class A Shares. The maximum CDSC on Class B Shares is 4.00%. The CDSC on Class C Shares is 1.00% within the first year for each purchase; there is no CDSC on Class C Shares thereafter. The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com. The gross expense ratio as reported in the Fund’s prospectus was as follows: Class A: 1.84%, Class B: 2.59%, Class C: 2.59%, Class R: 2.09% and Class Y: 1.59%.

See Notes to Performance on page 1 for more information.

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit risk and prepayment risk. As interest rates rise, the value of bonds will decline and an investor can lose principal. The Fund may invest in foreign securities which may cause more volatility and less liquidity due to currency changes, political instability and accounting differences. The Fund may also invest in mid-cap companies, derivatives and high yield debt (also known as junk bonds) which involves significant risks and losses may occur.

Mutual fund investing involves risk including the possible loss of principal.

Annual Report	19

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2013	Highland Tax-Exempt Fund

Performance Overview

For the twelve month period ended September 30, 2013 the Highland Tax-Exempt Fund returned -3.26% for Class A shares, -3.98% for Class C Shares and -3.03% for Class Y shares, net of fees compared to its benchmark, the Barclays Capital 10-Year Municipal Bond Index which returned -1.30%. The Fund’s Morningstar peer group, comprised of 283 intermediate term municipal bond funds, had an average return over the same period of -2.06%.

Manager’s Discussion

Tax-exempt yields closed 2012 at generational lows which could not realistically be sustained and the trend towards higher rates began an orderly transition through the first half of 2013. Fixed income investors who responded negatively to initial Federal Reserve announcements regarding the tapering of its asset purchase program in mid-May, appeared to be unsettled by the move by the City of Detroit to seek relief from future pension and benefit obligations by filing for protection under Chapter 9 of the Federal Bankruptcy Act. Many individual investors viewed the potential uncertainty of an untested court challenge as a risk and began withdrawing assets from open-end mutual funds. As mutual fund redemptions spread throughout the sector, investors withdrew over $40 billion over a 20 week period. The overwhelming claim on limited market liquidity drove relative value spreads sharply wider. Intermediate yields were impacted the most rising by over 120 basis points over the last nine months. Tax exempt investors, gravitated towards shorter term maturities as a placeholder for cash, stabilizing the front-end of the curve and specifically the 7-10 year segment.

Curve positioning was a key contributing factor to performance over the last twelve months. Given the income bias of the Fund and the relative steepness of the municipal yield curve, the diverse positioning of the Fund across the curve differed significantly from the concentrated weighting of 7-12 years in the Barclay 10 Year Municipal Bond Index. With only 53% of the Fund’s assets invested shorter than ten years, representing a 30% underweight to the Index, the Fund lagged benchmark returns. In addition the Fund’s exposure to the 15-20 year range, while a modest 20%, was a key performance variant from the Index. While our diversified approach to curve placement differed from the concentrated positioning strategy employed in the Barclay Capital 10 Year Municipal Bond Index, we believe the relative steepness of the tax-exempt yield curve fairly compensated the Fund for the related interest rate risk and that our curve positioning supports the Fund’s long term income objectives.

During the second half of the twelve-month period ended September 30, 2013, the Fund maintained a defensive cash position ranging between 5% and 7%, a noted departure from the fully invested profile of the Fund historically. While reducing exposure to lower imbedded coupon and credit risk was done opportunistically throughout the reporting period, the Fund’s duration was maintained within a narrow band of the benchmark. Credit quality was diversified into A rated1 securities as a widening of credit spreads represented compelling value, allowing to add to the incremental yield of the Fund. The Fund continued to employ a pro-active, conservative credit approach, prompting both an early sell on the City of Detroit Water System in March and avoiding exposure to debt of the Commonwealth of Puerto Rico. As headlines about the City of Detroit seeking bankruptcy protection and the Commonwealth of Puerto Rico’s ongoing financial challenges dominated the media, we believe the Fund was minimally impacted by the resultant trend of mutual fund outflows, widening of quality spreads and loss of value experience by many peers.

Michael J. Caufield

Senior Vice President at GE Asset Management

(1)	Based on S&P ratings; AAA is highest and D is lowest.

20	Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2013	Highland Tax-Exempt Fund

Highland Tax-Exempt Fund - Class A

Growth of Hypothetical $10,000 Investment

Highland Tax-Exempt Fund	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A Shares, without sales charge	-3.26%	4.44%	3.00%	4.15%	09/08/93
Class A Shares, with sales charge	-7.38%	3.54%	2.56%	3.92%
Class C Shares, without sales charge	-3.98%	3.66%	2.23%	3.29%	09/30/99
Class C Shares, with sales charge	-4.92%	3.66%	2.23%	3.29%
Class Y Shares	-3.03%	4.68%	3.25%	4.39%	09/26/97

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 4.25% on Class A Shares. The CDSC on Class C Shares is 1.00% within the first year for each purchase; there is no CDSC on Class C Shares thereafter. The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com. The gross expense ratio as reported in the Fund’s prospectus was as follows: Class A: 1.18%, Class C: 1.93% and Class Y: 0.93%.

A portion of the Tax-Exempt Fund’s income may be subject to state, federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

See Notes to Performance on page 1 for more information.

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit risk and prepayment risk. As interest rates rise, the value of bonds will decline and an investor can lose principal. The Fund invests in municipal securities which may be affected by adverse legislative or political changes of the municipality. The Fund’s income may be subject to certain state and local taxes and depending on an investor’s status, to the federal alternative minimum tax (AMT).

Mutual fund investing involves risk including the possible loss of principal.

Annual Report	21

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2013	Highland Fixed Income Fund

Performance Overview

For the twelve-month period ended September 30, 2013, the Highland Fixed Income Fund returned -1.92% for Class A shares, -2.57% for Class B shares, -2.57% for Class C shares, -2.14% for Class R shares and -1.60% for Class Y shares, net of fees. The Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index returned -1.68% and the Fund’s Morningstar peer group of 1,223 U.S. Intermediate-Term Bond funds returned an average of -0.94% over the same period.

Manager’s Discussion

The primary factor driving both the Fund’s and the overall market’s performance over the last twelve months was rising interest rates. In early May Federal Reserve Chairman Ben Bernanke announced a possible reduction or “tapering” in monthly asset purchases given an improving outlook for the economy. From that date through early September, U.S. Treasury yields increased significantly. The yield on the 10-year note rose nearly 140 basis points while the yield on the 30-year bond rose roughly 110 basis points. Yields on these two bellwether securities dropped 20 basis points after the Federal Open Market Committee announced no tapering at its September 17-18th meeting. The secondary factor driving performance was the change in yield spread differentials between credit-related sectors and U.S. Treasuries. Investment grade credit and commercial mortgage-backed spreads ended the period slightly tighter. High yield spreads tightened roughly 90 bps while emerging market sovereign debt spreads widened roughly 40 bps wider.

The primary source of the Fund’s performance versus its benchmark was strong security selection in mortgage-backed securities and credit. MBS holdings were positioned for higher rates and a steeper yield curve. Hexion US Finance Corp. and Viasystems Group were among the outperformers in the high yield space. Within high grade credit, Liberty Mutual was the best performer. Duration positioning of the Fund was also a strong positive contributor taking advantage of rising rates. The allocation to emerging market debt was a detractor as that asset class fell over 4% in general over the twelve month period. The underweight in high grade credit early in the period also negatively affected relative performance.

The Fund’s duration position began the period neutral to the benchmark and was tactically repositioned shorter during the period. At the end of March, the Fund’s duration was 1 year shorter than the benchmark and ended September 0.5 years shorter. The allocation to non-treasury sectors increased during the period. The overweight in commercial mortgage-backed securities was increased from +1% to +4%. The 4% underweight in high grade credit to start the period, moved to a 5% overweight at the end of the period. The Fund’s exposure to high yield credit and emerging market debt increased from 4% and 3%, respectively, to 8% and 6%.

William M. Healey	Mark H. Johnson	Vita Marie Pike
Senior Vice President at GE Asset Management	Senior Vice President at GE Asset Management	Senior Vice President at GE Asset Management

22	Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2013	Highland Fixed Income Fund

Highland Fixed Income Fund - Class A

Growth of Hypothetical $10,000 Investment

Highland Fixed Income Fund	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A Shares, without sales charge	-1.92%	4.98%	3.85%	5.09%	02/22/93
Class A Shares, with sales charge	-6.09%	4.07%	3.40%	4.87%
Class B Shares, without sales charge	-2.57%	4.20%	3.39%	4.82%	12/22/93
Class B Shares, with sales charge	-5.47%	4.20%	3.39%	4.82%
Class C Shares, without sales charge	-2.57%	4.20%	3.09%	4.11%	09/30/99
Class C Shares, with sales charge	-3.53%	4.20%	3.09%	4.11%
Class R Shares	-2.14%	4.71%	n/a	3.50%	01/29/08
Class Y Shares	-1.60%	5.24%	4.11%	5.31%	11/29/93

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 4.25% on Class A Shares. The maximum CDSC on Class B Shares is 3.00%. The CDSC on Class C Shares is 1.00% within the first year for each purchase; there is no CDSC on Class C Shares thereafter. The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com. The gross expense ratio as reported in the Fund’s prospectus was as follows: Class A: 1.12%, Class B: 1.87%, Class C: 1.87%, Class R: 1.37% and Class Y: 0.87%.

See Notes to Performance on page 1 for more information.

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit risk and prepayment risk. As interest rates rise, the value of bonds will decline and an investor can lose principal. The fund may invest in derivatives, high yield debt (also known as junk bonds) and mortgage backed securities which involve significant risks and losses may occur. The Fund invests in foreign and emerging market securities which include risks relating to social and political stability, market illiquidity and currency volatility.

Mutual fund investing involves risk including the possible loss of principal.

Annual Report	23

FUND PROFILE (unaudited)

Highland Alpha Trend Strategies Fund

Objective

Highland Alpha Trend Strategies Fund seeks to provide above average total return over a complete market cycle primarily through capital appreciation, while also attempting to preserve capital and mitigate risk through hedging activities.

Net Assets as of September 30, 2013

$1.4 million

Portfolio Data as of September 30, 2013

The information below provides a snapshot of Highland Alpha Trend Strategies Fund at the end of the reporting period. Highland Alpha Trend Strategies Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Industry Classifications as of 09/30/2013 (%)(1)(2)
Exchange-Traded Funds	120.1
Other Investments and Assets & Liabilities	(20.1)

Top Holdings as of 09/30/2013 (%)(1)(2)
SPDR S&P 500 ETF Trust	61.5
iShares China Large-Cap, ETF	32.6
Powershares QQQ Trust Series 1, ETF	26.0

(1)	Industries and holdings are calculated as a percentage of total net assets.

(2)	Excludes the Fund’s investment in an investment company purchased with cash collateral from securities lending.

24	Annual Report

FUND PROFILE (unaudited)

Highland Alternative Income Fund

Objective

Highland Alternative Income Fund seeks to provide above-average total returns over a complete market cycle primarily through capital appreciation and income generation.

Net Assets as of September 30, 2013

$6.7 million

Portfolio Data as of September 30, 2013

The information below provides a snapshot of Highland Alternative Income Fund at the end of the reporting period. Highland Alternative Income Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Sectors as of 09/30/2013 (%)(1)	Long Exposure	Short Exposure	Net Exposure
Exchange-Traded Funds	91.4	(27.3)	64.1

Top 5 Holdings as of 09/30/2013 (%)(1) Long-Securities		Short Securities
SPDR Barclays High Yield Bond, ETF	35.6	iShares iBoxx $ High Yield Corporate Bond Fund, ETF	(27.3)
Peritus High Yield, ETF	19.2
PIMCO 0-5 Year High Yield Corporate Bond Index Fund, ETF	18.8
SPDR Barclays Short-Term High Yield Bond, ETF	17.8

The Fund’s investment activities involve a significant degree of risk such as short sales which theoretically involve unlimited loss potential.

(1)	Long and short sectors and securities are calculated as a percentage of total net assets.

Annual Report	25

FUND PROFILE (unaudited)

Highland Trend Following Fund

Objective

Highland Trend Following Fund seeks to provide long-term capital appreciation consistent with capital preservation.

Net Assets as of September 30, 2013

$2.3 million

Portfolio Data as of September 30, 2013

The information below provides a snapshot of Highland Trend Following Fund at the end of the reporting period. Highland Trend Following Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Industry Classifications as of 09/30/2013 (%)(1)(2)
Exchange-Traded Funds	81.3
Other Investments and Assets & Liabilities	18.7

Top Holdings as of 09/30/2013 (%)(1)(2)
ProShares Ultra QQQ	52.5
Market Vectors Oil Service, ETF	20.6
Direxion Daily Small Cap Bull 3X Shares	8.2

(1)	Industries and holdings are calculated as a percentage of total net assets.

(2)	Excludes the Fund’s investment in an investment company purchased with cash collateral from securities lending.

26	Annual Report

FUND PROFILE (unaudited)

Highland Global Allocation Fund

Objective

Highland Global Allocation Fund seeks to provide long-term growth of capital and future income.

Net Assets as of September 30, 2013

$220.9 million

Portfolio Data as of September 30, 2013

The information below provides a snapshot of Highland Global Allocation Fund at the end of the reporting period. Highland Global Allocation Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Asset Classifications as of 09/30/2013 (%)(1)(2)
Non-U.S. Equity	36.8
U.S. Equity	23.1
Non-U.S. Asset-Backed Securities	9.3
Non-U.S. Senior Loans	5.9
Non-U.S. Corporate Bonds & Notes	5.7
Non-U.S. Exchange-Traded Funds	5.3
U.S. Senior Loans	4.9
U.S. Master Limited Partnerships	1.7
U.S. Exchange-Traded Funds	1.7
U.S. Corporate Bonds & Notes	0.5
Other Investments and Assets & Liabilities	5.1

Top 10 Holdings as of 09/30/2013 (%)(1)(2)
Spirit Realty Capital, Inc.	4.2
Ball Corp.	2.8
DeVry, Inc.	2.6
AMR Corp.	2.3
Hess Corp.	2.3
Service Corp. International	2.1
ProShares Ultra Silver, ETF	2.1
SBA Communications Corp.	2.0
Guggenheim Solar, ETF	2.0
Alliance Data Systems Corp.	2.0

(1)	Industries and holdings are calculated as a percentage of total net assets.

(2)	Excludes the Fund’s investment in an investment company purchased with cash collateral from securities lending.

Annual Report	27

FUND PROFILE (unaudited)

Highland Dividend Equity Fund

Objective

Highland Dividend Equity Fund seeks to provide above average dividend yields with the potential for long-term capital appreciation.

Net Assets as of September 30, 2013

$18.1 million

Portfolio Data as of September 30, 2013

The information below provides a snapshot of Highland Dividend Equity Fund at the end of the reporting period. Highland Dividend Equity Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Industry Classifications as of 09/30/2013 (%)(1)(2)
Food, Beverage & Tobacco	11.2
Pharmaceuticals, Biotechnology & Life Sciences	10.2
Utilities	8.0
Energy	7.6
Materials	7.6
Banks	7.5
Capital Goods	6.3
Telecommunication Services	5.0
Consumer Services	3.8
Diversified Financials	3.7
Other Investments and Assets & Liabilities	29.1

Top 10 Holdings as of 09/30/2013 (%)(1)(2)
Novartis AG, ADR	3.9
Royal Dutch Shell PLC, ADR	3.9
McDonald’s Corp.	3.8
Chevron Corp.	3.8
General Electric Co.	3.8
Johnson & Johnson	3.7
JPMorgan Chase & Co.	3.7
Kellogg Co.	3.7
ITC Holdings Corp.	2.7
National Fuel Gas Co.	2.7

(1)	Industries and holdings are calculated as a percentage of total net assets.

(2)	Excludes the Fund’s investment in an investment company purchased with cash collateral from securities lending.

28	Annual Report

FUND PROFILE (unaudited)

Highland Premier Growth Equity Fund

Objective

Highland Premier Growth Equity Fund seeks long-term growth of capital and future income rather than current income.

Net Assets as of September 30, 2013

$181.8 million

Portfolio Data as of September 30, 2013

The information below provides a snapshot of Highland Premier Growth Equity Fund at the end of the reporting period. Highland Premier Growth Equity Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Industry Classifications as of 09/30/2013 (%)(1)(2)
Software & Services	17.4
Technology Hardware & Equipment	12.7
Diversified Financials	10.3
Healthcare Equipment & Services	9.2
Media	8.4
Retailing	8.3
Pharmaceuticals, Biotechnology & Life Sciences	7.0
Energy	5.6
Materials	3.8
Capital Goods	3.8
Other Investments and Assets & Liabilities	13.5

Top 10 Holdings as of 09/30/2013 (%)(1)(2)
Gilead Sciences, Inc.	4.6
QUALCOMM, Inc.	4.3
Schlumberger, Ltd.	4.2
Express Scripts Holding Co.	4.0
Lowe’s Cos., Inc.	3.9
Monsanto Co.	3.8
Baidu, Inc., ADR	3.8
Dover Corp.	3.8
CME Group, Inc.	3.7
Apple, Inc.	3.7

(1)	Industries and holdings are calculated as a percentage of total net assets.

(2)	Excludes the Fund’s investment in an investment company purchased with cash collateral from securities lending.

Annual Report	29

FUND PROFILE (unaudited)

Highland Small-Cap Equity Fund

Objective

Highland Small-Cap Equity Fund seeks long-term growth of capital.

Net Assets as of September 30, 2013

$41.0 million

Portfolio Data as of September 30, 2013

The information below provides a snapshot of Highland Small-Cap Equity Fund at the end of the reporting period. Highland Small-Cap Equity Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Industry Classifications as of 09/30/2013 (%)(1)(2)
Software & Services	12.4
Healthcare Equipment & Services	11.1
Capital Goods	9.6
Banks	7.4
Retailing	7.1
Materials	6.3
Energy	5.9
Real Estate	5.5
Transportation	5.1
Pharmaceuticals, Biotechnology & Life Sciences	4.6
Other Investments and Assets & Liabilities	25.0

Top 10 Holdings as of 09/30/2013 (%)(1)(2)
LKQ Corp.	3.2
Genesee & Wyoming, Inc., Class A	2.6
Old Dominion Freight Line, Inc.	2.4
Packaging Corp. of America	2.3
MEDNAX, Inc.	2.3
SS&C Technologies Holdings, Inc.	2.2
Jarden Corp.	2.1
Blackbaud, Inc.	2.0
SM Energy Co.	2.0
MICROS Systems, Inc.	2.0

(1)	Industries and holdings are calculated as a percentage of total net assets.

(2)	Excludes the Fund’s investment in an investment company purchased with cash collateral from securities lending.

30	Annual Report

FUND PROFILE (unaudited)

Highland Total Return Fund

Objective

Highland Total Return Fund seeks maximum total return, which includes both income and capital appreciation.

Net Assets as of September 30, 2013

$78.0 million

Portfolio Data as of September 30, 2013

The information below provides a snapshot Highland Total Return Fund at the end of the reporting period. Highland Total Return Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Quality Breakdown as of 09/30/2013 (%)(1)(2)
AAA	3.1
AA	49.7
A	12.2
BBB	18.8
BB	5.8
B	5.0
D	0.0	†
Not Rated	5.4

Sector Classifications as of 09/30/2013 (%)(1)(2)
Common Stocks	55.5
Corporate Bonds & Notes	9.2
Agency Mortgage-Backed Securities	9.0
U.S. Treasuries	5.4
Foreign Corporate Bonds & Notes	4.7
Exchange-Traded Funds	3.7
Non-Agency Collateralized Mortgage-Backed Securities	1.7
Sovereign Bonds	0.9
Preferred Stocks	0.4
Agency Collateralized Mortgage Obligations	0.3
Non-Agency Collateralized Mortgage Obligations	0.2
Municipal Bonds & Notes	0.2
U.S. Government Agencies	0.2
Asset-Backed Securities	0.1
Rights	0.0	†
Other Investments and Assets & Liabilities	8.5

Top 10 Holdings as of 09/30/2013 (%)(1)(2)
Vanguard FTSE Emerging Markets, ETF	3.3
U.S. Treasury Bonds 4.50%, 02/15/36	2.0
U.S. Treasury Bonds 3.63%, 08/15/43	1.6
Federal National Mortgage Assoc. 3.00%, 06/01/43	1.3
Federal National Mortgage Assoc. 4.50%, 04/01/41	1.3
QUALCOMM, Inc.	1.1
Schlumberger, Ltd.	1.0
PepsiCo, Inc.	0.9
Apple, Inc.	0.9
Federal National Mortgage Assoc. 3.50%, 06/01/43	0.8

(1)	Quality is calculated as a percentage of total bonds & notes. Sectors and holdings are calculated as a percentage of total net assets. The quality ratings reflected were issued by Standard & Poors, a nationally recognized statistical rating organization. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Quality ratings reflect the credit quality of the underlying bonds in the Fund’s portfolio and not that of the Fund itself. Quality Ratings are subject to change.

(2)	Excludes the Fund’s investment in an investment company purchased with cash collateral from securities lending.

†	Less than 0.05%.

Annual Report	31

FUND PROFILE (unaudited)

Highland Tax-Exempt Fund

Objective

Highland Tax-Exempt Fund seeks as high a level of income exempt from federal income taxation as is consistent with preservation of capital.

Net Assets as of September 30, 2013

$31.7 million

Portfolio Data as of September 30, 2013

The information below provides a snapshot of Highland Tax-Exempt Fund at the end of the reporting period. Highland Tax-Exempt Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Quality Breakdown as of 09/30/2013 (%)(1)
AAA	23.5
AA	41.8
A	22.7
BBB	4.9
Not Rated	7.1

Sector Classifications as of 09/30/2013 (%)(1)
Municipal Bonds & Notes	97.1
Other Investments and Assets & Liabilities	2.9

Top 10 Holdings as of 09/30/2013 (%)(1)
Missouri Highway & Transportation Commission 5.00%, 05/01/21	5.6
State of Hawaii Airports System 5.25%, 07/01/24	4.1
Los Angeles, CA Harbor Department 5.00%, 08/01/26	4.0
California State Department of Water Resources 5.00%, 12/01/21	3.8
Town of Fairfield, CT 5.00%, 01/01/21	3.8
New York State Urban Development Corp. 5.50%, 01/01/19	3.7
Municipal Electric Authority of Georgia 5.25%, 01/01/19	3.7
Georgetown County School District, SC 5.00%, 03/01/18	3.6
County of Montgomery, MD 5.00%, 07/01/21	2.9
State of Texas 5.00%, 04/01/28	2.5

(1)	Quality is calculated as a percentage of total bonds & notes. Sectors and holdings are calculated as a percentage of total net assets. The quality ratings reflected were issued by Standard & Poors, a nationally recognized statistical rating organization. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Quality ratings reflect the credit quality of the underlying bonds in the Fund’s portfolio and not that of the Fund itself. Quality Ratings are subject to change.

A portion of the Tax-Exempt Fund’s income may be subject to state, federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

32	Annual Report

FUND PROFILE (unaudited)

Highland Fixed Income Fund

Objective

Highland Fixed Income Fund seeks maximum income consistent with prudent investment management and the preservation of capital.

Net Assets as of September 30, 2013

$165.0 million

Portfolio Data as of September 30, 2013

The information below provides a snapshot Highland Fixed Income Fund at the end of the reporting period. Highland Fixed Income Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Quality Breakdown as of 09/30/2013 (%)(1)(2)
AAA	2.9
AA	49.6
A	12.2
BBB	20.1
BB	5.5
B	4.4
D	0.0	†
Not Rated	5.3

Sector Classifications as of 09/30/2013 (%)(1)(2)
Corporate Bonds & Notes	29.0
Agency Mortgage-Backed Securities	28.7
U.S. Treasuries	14.7
Foreign Corporate Bonds & Notes	13.5
Non-Agency Collateralized Mortgage-Backed Securities	5.9
Sovereign Bonds	3.4
Asset-Backed Securities	1.3
Agency Collateralized Mortgage Obligations	1.1
Non-Agency Collateralized Mortgage Obligations	0.7
U.S. Government Agencies	0.6
Municipal Bonds & Notes	0.5
Preferred Stocks	0.1
Other Investments and Assets & Liabilities	0.5

Top 10 Holdings as of 09/30/2013 (%)(1)(2)
U.S. Treasury Bonds 4.50%, 02/15/36	5.8
Federal National Mortgage Assoc. 3.00% 06/01/43	5.0
U.S. Treasury Note 1.50%, 08/31/18	4.1
Federal National Mortgage Assoc. 3.50% 06/01/43	3.7
Federal National Mortgage Assoc. 4.50%, 10/01/43	2.6
Federal National Mortgage Assoc. 4.00%, 10/01/43	2.5
Government National Mortgage Assoc. 4.00% 04/20/43	2.5
U.S. Treasury Bond 3.63%, 08/15/43	2.3
Government National Mortgage Assoc. 3.50%, 05/20/43	2.0
Federal National Mortgage Assoc. 4.50% 04/01/41	1.7

(1)	Quality is calculated as a percentage of total bonds & notes. Sectors and holdings are calculated as a percentage of total net assets. The quality ratings reflected were issued by Standard & Poors, a nationally recognized statistical rating organization. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Quality ratings reflect the credit quality of the underlying bonds in the Fund’s portfolio and not that of the Fund itself. Quality Ratings are subject to change.

(2)	Excludes the Fund’s investment in an investment company purchased with cash collateral from securities lending.

†	Less than 0.05%.

Annual Report	33

FINANCIAL STATEMENTS

September 30, 2013

A guide to understanding each Fund’s financial statements

Investment Portfolio	The Investment Portfolio details each of the Fund’s holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details each Fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all of a Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and non-investment assets. The net asset value per share for each class is calculated by dividing net assets allocated to that share class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement reports income earned by each Fund and the expenses incurred by each Fund during the reporting period. The Statement of Operations also shows any net gain or loss a Fund realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents a Fund’s net increase or decrease in net assets from operations.

Statement of Changes in Net Assets	This statement details how each Fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

Financial Highlights	The Financial Highlights demonstrate how each Fund’s net asset value per share was affected by the Fund’s operating results. The Financial Highlights also disclose the classes’ performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the Funds, certain of their significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

34	Annual Report

INVESTMENT PORTFOLIO

As of September 30, 2013	Highland Alpha Trend Strategies Fund

Shares		Value ($)
Exchange-Traded Funds - 120.1%
12,000	iShares China Large-Cap, ETF	444,960
4,500	Powershares QQQ Trust Series 1, ETF	354,825
5,000	SPDR S&P 500 ETF Trust (a)	840,500

	Total Exchange-Traded Funds (Cost $1,654,298)	1,640,285

Investment Companies (b) - 2.8%
38,468	State Street Navigator Prime Securities Lending Portfolio	38,468

	Total Investment Companies (Cost $38,468)	38,468

Total Investments - 122.9%		1,678,753

(Cost $1,692,766)
Other Assets & Liabilities, Net (c) - (22.9)%		(312,788)

Net Assets - 100.0%		1,365,965

(a)	Securities (or a portion of securities) on loan. As of September 30, 2013, the market value of securities loaned was $37,466. The loaned securities were secured with cash collateral of $38,468. Collateral is calculated based on prior day’s prices. See Note 5.
(b)	Represents investments of cash collateral received in connection with securities lending.
(c)	As of September 30, 2013, $764,951 in cash was segregated or on deposit with the brokers to cover investments sold short and is included in “Other Assets & Liabilities, Net” however, the Fund did not hold any securities sold short.

Glossary:

ETF	Exchange-Traded Fund
SPDR	Standard & Poor’s Depositary Receipt

See accompanying Notes to Financial Statements.	35

INVESTMENT PORTFOLIO

As of September 30, 2013	Highland Alternative Income Fund

Shares		Value ($)
Exchange-Traded Funds - 91.4%
25,000	Peritus High Yield, ETF	1,285,500
12,000	PIMCO 0-5 Year High Yield Corporate Bond Index Fund, ETF	1,258,800
60,000	SPDR Barclays High Yield Bond, ETF	2,390,400
39,000	SPDR Barclays Short-Term High Yield Bond, ETF	1,191,060

	Total Exchange-Traded Funds (Cost $6,131,094)	6,125,760

Total Investments - 91.4%		6,125,760

(Cost $6,131,094)

Securities Sold Short (a) - (27.3)%
Exchange-Traded Funds - (27.3)%
20,000	iShares iBoxx $ High Yield Corporate Bond Fund, ETF	(1,831,200)

	Total Exchange-Traded Funds (Proceeds $1,836,496)	(1,831,200)

Total Securities Sold Short		(1,831,200)

(Proceeds $1,836,496)
Other Assets & Liabilities, Net - 35.9%		2,408,016

Net Assets - 100.0%		6,702,576

(a)	As of September 30, 2013, $1,839,415 in cash was segregated or on deposit with the brokers to cover investments sold short and is included in “Other Assets & Liabilities, Net.”

Glossary:

ETF	Exchange-Traded Fund
SPDR	Standard & Poor’s Depositary Receipt

36	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO

As of September 30, 2013	Highland Trend Following Fund

Shares		Value ($)
Exchange-Traded Funds - 81.3%
3,000	Direxion Daily Small Cap Bull 3X Shares (a)	188,160
10,000	Market Vectors Oil Service, ETF (b)	470,800
15,000	ProShares Ultra QQQ (a)(b)	1,202,850

	Total Exchange-Traded Funds (Cost $1,781,935)	1,861,810

Investment Companies (c) - 28.4%
649,500	State Street Navigator Prime Securities Lending Portfolio	649,500

	Total Investment Companies (Cost $649,500)	649,500

Total Investments - 109.7%		2,511,310

(Cost $2,431,435)
Other Assets & Liabilities, Net - (9.7)%		(222,270)

Net Assets - 100.0%		2,289,040

(a)	Non-income producing security.
(b)	Securities (or a portion of securities) on loan. As of September 30, 2013, the market value of securities loaned was $630,780. The loaned securities were secured with cash collateral of $649,500. Collateral is calculated based on prior day’s prices. See Note 5.
(c)	Represents investments of cash collateral received in connection with securities lending.

Glossary:

ETF	Exchange-Traded Fund

See accompanying Notes to Financial Statements.	37

INVESTMENT PORTFOLIO

As of September 30, 2013	Highland Global Allocation Fund

Principal Amount ($)		Value ($)

U.S. Senior Loans (a) - 4.9%

AEROSPACE - 0.5%
1,000,000	Hawker Beechcraft Acquisition Co. LLC Term Loan 4.50%, 02/14/2020	1,009,585

BROADCASTING - 0.8%
2,000,000	Clear Channel Communications, Inc. Tranche D Term Loan 01/30/2019 (b)	1,859,000

ENERGY - 0.2%
444,444	Fieldwood Energy LLC Second Lien Term Loan 09/30/2020 (b)	443,751

FINANCIAL - 0.5%
481,005	Pacific Industrial Services Finco Pty, Ltd. Second Lien Term Loan 03/22/2019 (b)	485,815
546,875	Term Loan 09/24/2018 (b)	549,156

		1,034,971

GAMING & LEISURE - 0.5%
1,000,000	Harrah’s Las Vegas Propco LLC Senior Loan 02/13/2014 (b)	979,000

HEALTHCARE - 0.6%
1,374,000	Kinetic Concepts, Inc. Term Loan 05/05/2018 (b)	1,380,870

INFORMATION TECHNOLOGY - 0.5%
978,760	OpenLink International, Inc. Initial Term Loan 10/30/2017 (b)	981,207

RETAIL - 0.4%
994,764	Guitar Center, Inc. Extended Term Loan 04/09/2017 (b)	978,291

SERVICE - 0.9%
987,128	Expert Global Solutions, Inc. First Lien Term B Advance 7.25%, 04/03/2018 (b)	1,006,870
1,023,810	Travelport LLC Tranche 1 Term Loan 8.50%, 01/31/2016	1,058,363

		2,065,233

	Total U.S. Senior Loans (Cost $10,687,504)	10,731,908

Non-U.S. Senior Loans (a)(c) – 5.9%

CHEMICALS - 0.9%
1,500,000	Arysta LifeScience SPC LLC Second Lien Initial Term Loan 11/30/2020 (b)	1,501,875
495,194	Ineos U.S. Finance LLC Dollar Term Loan 05/04/2018 (b)	490,380

		1,992,255

ENERGY - 0.9%
2,000,000	FTS International, Inc. Term Loan 7.00%, 05/06/2016	1,967,000

Principal Amount ($)		Value ($)

HEALTHCARE - 3.0%
1,989,848	Alere, Inc. Term Loan B 3.26%, 06/06/2013 (b)	2,003,110
650,000	Catalent Pharma Solutions, Inc. Term Loan 5.25%, 12/29/2017	651,222
4,000,000	Onex Carestream Finance LP Second Lien Term Loan 8.50%, 06/07/2019	3,980,000

		6,634,332

SERVICE - 1.1%
1,335,426	EnergySolutions LLC Term Loan 5.00%, 08/12/2016	1,347,945
997,500	Travelport LLC Term Loan 5.00%, 06/26/2019	1,012,468

		2,360,413

	Total Non-U.S. Senior Loans (Cost $12,910,755)	12,954,000

Non-U.S. Asset-Backed Securities (c)(d)(e) - 9.3%
1,500,000	Apidos CDO II Series 2005-2A, Class B 1.06%, 12/21/2018	1,444,200
750,000	Babson CLO, Inc. 2006-II Series 2006-2A, Class D 1.67%, 10/16/2020	678,750
1,000,000	BlueMountain CLO, Ltd. Series 2013-2A, Class D 3.82%, 01/22/2025	947,500
500,000	Series 2013-2A, Class E 5.32%, 01/22/2025	453,600
1,000,000	Carlyle High Yield Partners IX, Ltd. Series 2006-9A, Class D 1.86%, 08/01/2021	888,300
500,000	Catamaran CLO, Ltd. Series 2013-1A, Class E 5.28%, 01/27/2025	459,750
1,000,000	Series 2012-1A, Class C 5.50%, 12/20/2023	938,800
500,000	Series 2013-1A, Class F 5.97%, 01/27/2025	443,250
1,000,000	CIFC Funding 2006-I B, Ltd. Series 2006-1BA, Class B1L 1.85%, 12/22/2020	925,000
1,000,000	Clydesdale CLO, Ltd. Series 2006-1A, Class D 3.91%, 12/19/2018	900,000
354,844	CSAM Funding II Series 2A, Class B1 7.05%, 10/15/2016	358,676
500,000	Dryden Senior Loan Fund Series 2013-26A, Class F 4.77%, 07/15/2025	412,500
1,000,000	Series 2012-25A, Class E 5.77%, 01/15/2025	972,500
500,000	Eaton Vance CDO IX, Ltd. Series 2007-9A, Class D 1.77%, 04/20/2019	473,750

38	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of September 30, 2013	Highland Global Allocation Fund

Principal Amount ($)		Value ($)

Non-U.S. Asset-Backed Securities (continued)
500,000	Fraser Sullivan CLO II, Ltd. Series 2006-2A, Class D 1.75%, 12/20/2020	473,450
750,000	Series 2006-2A, Class E 3.75%, 12/20/2020	702,375
750,000	Gannett Peak CLO, Ltd. Series 2006-1A, Class C 1.78%, 10/27/2020	714,375
500,000	Halcyon Loan Investors CLO I, Inc. Series 2006-1A, Class D 3.76%, 11/20/2020	461,875
750,000	HarbourView CLO 2006-1 Series 6A, Class D 3.95%, 12/27/2019	663,750
1,000,007	Highland Park CDO, Ltd. Series 2006-1A, Class A1 0.59%, 11/25/2051	859,381
500,000	Hillmark Funding Series 2006-1A, Class C 1.96%, 05/21/2021	452,500
153,026	Series 2006-1A, Class D 3.86%, 05/21/2021	136,958
1,000,000	Jersey Street CLO, Ltd. Series 2006-1A, Class D 1.82%, 10/20/2018	908,000
1,000,000	Landmark VIII CDO, Ltd. Series 2006-8A, Class E 3.87%, 10/19/2020	933,800
900,000	Rockwall CDO II, Ltd. Series 2007-1A, Class A1LB 0.82%, 08/01/2024	776,250
500,000	Series 2007-1A, Class A3L 1.27%, 08/01/2024	385,000
500,000	Rockwall CDO, Ltd. Series 2006-1A, Class A1LB 0.77%, 08/01/2021	450,850
1,000,000	Stanfield McLaren CLO Delaware Corp. Series 2007-1A, Class A3L 1.01%, 02/27/2021	919,000
1,359,371	Victoria Falls CLO, Ltd. Series 2005-1A, Class D 2.36%, 02/17/2017	1,311,793

	Total Non-U.S. Asset-Backed Securities (Cost $20,456,723)	20,445,933

U.S. Corporate Bonds & Notes - 0.5%

CONSUMER DURABLES & APPAREL - 0.4%
1,000,000	JC Penney Corp., Inc. 5.65%, 06/01/2020	752,500

ENERGY - 0.1%
28,000	Gastar Exploration USA, Inc. 8.63%, 05/15/2018 (e)	26,740
273,000	Walter Energy, Inc. 9.50%, 10/15/2019 (e)	283,579

		310,319

	Total U.S. Corporate Bonds & Notes (Cost $1,180,865)	1,062,819

Principal Amount ($)		Value ($)

Non-U.S. Corporate Bonds & Notes (c) - 5.7%

ENERGY - 0.1%
250,000	Walter Energy, Inc. 8.50%, 04/15/2021 (e)(f)	210,000

ENVIRONMENTAL CONTROL - 1.4%
3,000,000	Tervita Corp. 8.00%, 11/15/2018 (e)	3,026,250

GAMING & LEISURE - 0.5%
1,000,000	Caesars Entertainment Operating Co., Inc. 11.25%, 06/01/2017	1,017,500

MATERIALS - 0.2%
500,000	INEOS Group Holdings SA 6.13%, 08/15/2018 (e)(f)	490,000

TELECOMMUNICATION SERVICES - 2.6%
4,500,000	Avaya, Inc. 10.50%, 03/01/2021 (e)(f)	3,667,500
2,000,000	Nokia OYJ 5.38%, 05/15/2019	2,040,000

		5,707,500

UTILITIES - 0.9%
3,000,000	Texas Competitive Electric Holdings Co. LLC 11.50%, 10/01/2020 (e)	2,088,750

	Total Non-U.S. Corporate Bonds & Notes (Cost $13,098,412)	12,540,000

Shares

U.S. Equity - 23.1%

BANKS - 0.3%
20,350	U.S. Bancorp (f)	744,403

CAPITAL GOODS - 0.4%
10,900	Honeywell International, Inc.	905,136

COMMERCIAL & PROFESSIONAL SERVICES - 1.3%
84,900	Corrections Corp. of America, REIT	2,933,295

CONSUMER DURABLES & APPAREL - 0.5%
30,000	Iconix Brand Group, Inc. (f)(g)	996,600

CONSUMER SERVICES - 2.1%
249,456	Service Corp. International (f)	4,644,871

DIVERSIFIED FINANCIALS - 0.3%
8,278	CME Group, Inc.	611,579

ENERGY - 0.9%
55,300	Cabot Oil & Gas Corp.	2,063,796

HEALTHCARE EQUIPMENT & SERVICES - 3.8%
20,000	Acadia Healthcare Co., Inc. (f)(g)	788,600
45,000	BioScrip, Inc. (f)(g)	395,100
55,006	Cardinal Health, Inc. (f)	2,868,563
53,623	Express Scripts Holding Co. (f)(g)	3,312,829
34,114	Premier, Inc., Class A (g)	1,081,414

		8,446,506

INSURANCE - 1.7%
86,095	Arthur J. Gallagher & Co.	3,758,047

See accompanying Notes to Financial Statements.	39

INVESTMENT PORTFOLIO (continued)

As of September 30, 2013	Highland Global Allocation Fund

Shares		Value ($)

U.S. Equity (continued)

MATERIALS - 0.5%
40,000	US Silica Holdings, Inc. (f)	996,000

MEDIA - 1.8%
65,832	CBS Corp., Class B (f)	3,631,293
3,800	Tribune Co. (f)(g)	239,742

		3,871,035

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.3%
5,000	Celgene Corp. (g)	769,650

REAL ESTATE - 5.9%
7,926	American Tower Corp., REIT	587,554
564,170	Newcastle Investment Corp., REIT (f)	3,170,635
1,001,549	Spirit Realty Capital, Inc., REIT	9,194,220

		12,952,409

RETAILING - 3.1%
16,204	Dollar General Corp. (g)	914,878
44,635	Family Dollar Stores, Inc. (f)	3,214,612
49,200	GNC Holdings, Inc., Class A	2,687,796

		6,817,286

TECHNOLOGY HARDWARE & EQUIPMENT - 0.2%
19,755	EMC Corp.	504,938

	Total U.S. Equity (Cost $50,844,352)	51,015,551

Non-U.S. Equity (c) – 36.8%

AUTOMOBILES & COMPONENTS - 0.4%
15,300	Toyota Motor Corp.	977,641

CAPITAL GOODS - 0.6%
4,525	Cummins, Inc. (f)	601,237
1,449	Deere & Co. (f)	117,934
8,642	Eaton Corp. PLC	594,915

		1,314,086

CONSUMER DURABLES & APPAREL - 1.0%
5,337	Adidas AG	579,255
18,542	Luxottica Group SpA	986,908
3,434	LVMH Moet Hennessy Louis Vuitton SA	676,813

		2,242,976

CONSUMER SERVICES - 2.6%
189,420	DeVry, Inc. (f)	5,788,675

ENERGY - 5.1%
8,795	Gulfport Energy Corp. (f)(g)	565,870
64,765	Hess Corp.	5,008,925
6,932	Occidental Petroleum Corp.	648,419
19,050	Pioneer Natural Resources Co. (f)	3,596,640
71	Royal Dutch Shell PLC, Class A	2,346
9,519	Schlumberger, Ltd.	841,099
55,500	StealthGas, Inc. (g)	507,270

		11,170,569

Shares		Value ($)

FOOD, BEVERAGE & TOBACCO - 0.7%
20,000	Dean Foods Co. (f)(g)	386,000
14,197	Nestle SA	993,044
9,845	WhiteWave Foods Co., Class A (f)(g)	196,605

		1,575,649

HEALTHCARE EQUIPMENT & SERVICES - 0.4%
15,000	Aetna, Inc. (f)	960,300

INSURANCE - 0.6%
25,000	American International Group, Inc.	1,215,750

MATERIALS – 3.7%
136,025	Ball Corp. (f)	6,104,802
3,900	LyondellBasell Industries NV, Class A	285,597
5,136	Praxair, Inc.	617,399
8,225	Rockwood Holdings, Inc.	550,252
6,370	WR Grace & Co. (g)	556,738

		8,114,788

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 7.7%
70,656	AbbVie, Inc.	3,160,443
41,000	Agilent Technologies, Inc. (f)	2,101,250
19,800	Astellas Pharma, Inc.	1,008,917
25,000	Gilead Sciences, Inc. (g)	1,571,000
56,250	ICON PLC (g)	2,302,313
13,000	Illumina, Inc. (f)(g)	1,050,790
14,206	Johnson & Johnson	1,231,518
35,000	Merck & Co., Inc.	1,666,350
48,500	Shionogi & Co., Ltd.	1,018,685
8,949	Thermo Fisher Scientific, Inc.	824,650
10,000	Waters Corp. (f)(g)	1,062,100

		16,998,016

REAL ESTATE - 0.9%
635,000	CapitaMall Trust, REIT	991,911
434,000	Global Logistic Properties, Ltd.	999,610

		1,991,521

RETAILING - 1.0%
157,000	Staples, Inc. (f)	2,300,050

SOFTWARE & SERVICES - 6.5%
20,790	Alliance Data Systems Corp. (f)(g)	4,396,461
40,000	Compuware Corp.	448,000
1,001	Google, Inc., Class A (g)	876,786
20,000	Guidewire Software, Inc. (f)(g)	942,200
7,000	MercadoLibre, Inc. (f)	944,370
7,946	SAP AG	588,036
146,453	Symantec Corp.	3,624,712
2,599	Visa, Inc., Class A (f)	496,669
30,000	Yandex NV, Class A (g)	1,092,600
20,000	YY, Inc. ADR (f)(g)	935,600

		14,345,434

TECHNOLOGY HARDWARE & EQUIPMENT - 0.7%
20,245	Hexagon AB, Class B	610,839
14,862	QUALCOMM, Inc.	1,001,104

		1,611,943

40	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of September 30, 2013	Highland Global Allocation Fund

Shares		Value ($)

Non-U.S. Equity (continued)

TELECOMMUNICATION SERVICES - 2.0%
54,913	SBA Communications Corp., Class A (f)(g)	4,418,300

TRANSPORTATION - 2.9%
1,260,362	AMR Corp. (f)(g)	5,180,088
52,345	Hertz Global Holdings, Inc. (f)(g)	1,159,965

		6,340,053

	Total Non-U.S. Equity (Cost $75,641,248)	81,365,751

U.S. Exchange-Traded Funds - 1.7%
10,000	Direxion Daily Small Cap Bull 3X Shares, ETF (f)	627,200
104,000	ProShares Ultra Short DJ-UBS Crude Oil, ETF (g)	3,146,000

	Total U.S. Exchange-Traded Funds (Cost $4,472,502)	3,773,200

Non-U.S. Exchange-Traded Funds (c) - 5.3%
127,446	Guggenheim Solar, ETF (f)	4,398,161
57,995	ProShares Ultra Gold, ETF (g)	2,949,626
226,940	ProShares Ultra Silver, ETF (g)	4,550,147

	Total Non-U.S. Exchange-Traded Funds (Cost $13,501,053)	11,897,934

U.S. Master Limited Partnerships – 1.7%

CONSUMER SERVICES - 1.3%
66,100	Cedar Fair LP	2,881,960

ENERGY - 0.4%
20,000	EQT Midstream Partners LP	984,600

	Total U.S. Master Limited Partnerships (Cost $3,728,270)	3,866,560

U.S. Investment Companies (h) - 26.3%
58,100,234	State Street Navigator Prime Securities Lending Portfolio	58,100,234

	Total U.S. Investment Companies (Cost $58,100,234)	58,100,234

Total Investments - 121.2%		267,753,890

(Cost $264,621,918)
Other Assets & Liabilities, Net - (21.2)%		(46,811,756)

Net Assets - 100.0%		220,942,134

(a)	Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at September 30, 2013. Senior loans, while exempt from registration under the Securities Act of 1933 (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.
(b)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.
(c)	As described in the Fund’s prospectus, a company is considered to be a non-U.S. issuer if the company’s securities principally trade on a market outside of the United States, the company derives a majority of its revenues or profits outside of the United States, the company is not organized in the United States, or the company is significantly exposed to the economic fortunes and risks of regions outside the United States
(d)	Variable or floating rate security. The interest rate shown reflects the rate in effect September 30, 2013.
(e)	Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At September 30, 2013, these securities amounted to $30,238,752 or 13.7% of net assets.
(f)	Securities (or a portion of securities) on loan. As of September 30, 2013, the market value of securities loaned was $58,863,889. The loaned securities were secured with cash and securities collateral of $60,671,434. Collateral is calculated based on prior day’s prices. See Note 5.
(g)	Non-income producing security.
(h)	Represents investments of cash collateral received in connection with securities lending.

Glossary:

ADR	American Depositary Receipt
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
ETF	Exchange-Traded Fund
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.	41

INVESTMENT PORTFOLIO

As of September 30, 2013	Highland Dividend Equity Fund

Shares		Value ($)

Common Stocks - 96.2%

BANKS - 7.5%
6,225	PNC Financial Services Group, Inc. (a)	451,001
12,370	U.S. Bancorp (a)	452,495
10,835	Wells Fargo & Co.	447,702

		1,351,198

CAPITAL GOODS - 6.3%
28,435	General Electric Co.	679,312
4,415	Hubbell, Inc., Class B	462,427

		1,141,739

COMMERCIAL & PROFESSIONAL SERVICES - 2.5%
25,185	Ennis, Inc. (a)	454,337

CONSUMER DURABLES & APPAREL - 2.6%
5,390	Tupperware Brands Corp. (a)	465,534

CONSUMER SERVICES - 3.8%
7,120	McDonald’s Corp. (a)	685,015

DIVERSIFIED FINANCIALS - 3.7%
13,110	JPMorgan Chase & Co.	677,656

ENERGY - 7.6%
5,615	Chevron Corp.	682,222
10,181	Royal Dutch Shell PLC, ADR	700,962

		1,383,184

FOOD, BEVERAGE & TOBACCO - 11.2%
3,625	Diageo PLC, ADR	460,665
11,485	Kellogg Co. (a)	674,514
5,705	PepsiCo, Inc.	453,547
11,880	Unilever NV	448,114

		2,036,840

HEALTHCARE EQUIPMENT & SERVICES - 2.4%
13,265	Abbott Laboratories	440,265

HOUSEHOLD & PERSONAL PRODUCTS - 2.4%
5,830	Procter & Gamble Co. (The) (a)	440,690

INSURANCE - 2.5%
10,480	Arthur J. Gallagher & Co.	457,452

MATERIALS - 7.6%
7,935	Packaging Corp. of America	453,009
11,915	Sonoco Products Co. (a)	463,970
13,525	Worthington Industries, Inc.	465,666

		1,382,645

MEDIA - 2.5%
8,300	CBS Corp., Class B (a)	457,828

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 10.2%
9,080	GlaxoSmithKline PLC, ADR	455,544
7,825	Johnson & Johnson	678,349
9,255	Novartis AG, ADR	709,951

		1,843,844

Shares		Value ($)

RETAILING - 2.6%
6,130	Home Depot, Inc. (The)	464,961

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.6%
11,530	Microchip Technology, Inc. (a)	464,544

SOFTWARE & SERVICES - 2.6%
11,395	Paychex, Inc. (a)	463,093

TELECOMMUNICATION SERVICES - 5.0%
13,355	AT&T, Inc. (a)	451,666
9,560	Verizon Communications, Inc. (a)	446,070

		897,736

TRANSPORTATION - 2.6%
5,180	United Parcel Service, Inc., Class B (a)	473,297

UTILITIES - 8.0%
5,270	ITC Holdings Corp. (a)	494,642
6,985	National Fuel Gas Co. (a)	480,289
11,280	Southern Co. (The) (a)	464,510

		1,439,441

	Total Common Stocks (Cost $14,720,751)	17,421,299

Exchange-Traded Funds (a) - 2.5%
7,190	iShares Dow Jones U.S. Real Estate Index Fund, ETF	458,434

	Total Exchange-Traded Funds (Cost $442,093)	458,434

Investment Companies (b) - 28.5%
5,158,951	State Street Navigator Prime Securities Lending Portfolio	5,158,951

	Total Investment Companies (Cost $5,158,951)	5,158,951

Total Investments - 127.2%		23,038,684

(Cost $20,321,795)
Other Assets & Liabilities, Net - (27.2)%		(4,931,184)

Net Assets - 100.0%		18,107,500

(a)	Securities (or a portion of securities) on loan. As of September 30, 2013, the market value of securities loaned was $5,109,284. The loaned securities were secured with cash and securities collateral of $5,227,467. Collateral is calculated based on prior day’s prices. See Note 5.
(b)	Represents investments of cash collateral received in connection with securities lending.

Glossary:

ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
PLC	Public Limited Company

42	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO

As of September 30, 2013	Highland Premier Growth Equity Fund

Shares		Value ($)

Common Stocks - 96.5%

CAPITAL GOODS - 3.8%
76,100	Dover Corp. (a)	6,836,063

CONSUMER SERVICES - 2.1%
57,076	Las Vegas Sands Corp. (a)	3,790,988

DIVERSIFIED FINANCIALS - 10.3%
79,275	Charles Schwab Corp. (The) (a)	1,675,874
91,955	CME Group, Inc.	6,793,635
24,098	Goldman Sachs Group, Inc. (The) (a)	3,812,545
15,855	McGraw Hill Financial, Inc.	1,039,929
82,442	State Street Corp.	5,420,561

		18,742,544

ENERGY - 5.6%
27,269	Anadarko Petroleum Corp.	2,535,744
85,613	Schlumberger, Ltd.	7,564,765

		10,100,509

FOOD, BEVERAGE & TOBACCO - 3.1%
70,393	PepsiCo, Inc.	5,596,244

HEALTHCARE EQUIPMENT & SERVICES - 9.2%
104,638	Covidien PLC	6,376,640
72,931	DENTSPLY International, Inc. (a)	3,165,935
117,321	Express Scripts Holding Co. (a)(b)	7,248,091

		16,790,666

MATERIALS - 3.8%
66,589	Monsanto Co.	6,949,894

MEDIA - 8.4%
106,540	Comcast Corp., Special Class A (a)	4,620,640
53,902	Discovery Communications, Inc., Class C (a)(b)	4,210,824
85,613	Liberty Global PLC, Series C (b)	6,457,789

		15,289,253

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 7.0%
15,855	Alexion Pharmaceuticals, Inc. (b)	1,841,717
22,829	Amgen, Inc. (a)	2,555,478
133,175	Gilead Sciences, Inc. (b)	8,368,717

		12,765,912

REAL ESTATE - 2.2%
53,905	American Tower Corp., REIT	3,995,978

RETAILING - 8.3%
8,878	Amazon.com, Inc. (b)	2,775,618
98,297	Dick’s Sporting Goods, Inc. (a)	5,247,094
148,396	Lowe’s Cos., Inc.	7,065,133

		15,087,845

SOFTWARE & SERVICES - 17.4%
44,392	Baidu, Inc., ADR (b)	6,888,751
114,150	eBay, Inc. (b)	6,368,428
4,756	Google, Inc., Class A (b)	4,165,828
62,150	Intuit, Inc. (a)	4,121,166
60,245	Oracle Corp.	1,998,327

Shares		Value ($)

SOFTWARE & SERVICES (continued)
63,414	Paychex, Inc. (a)	2,577,145
28,537	Visa, Inc., Class A (a)	5,453,421

		31,573,066

TECHNOLOGY HARDWARE & EQUIPMENT - 12.7%
13,952	Apple, Inc.	6,651,616
114,151	Cisco Systems, Inc.	2,673,416
228,307	EMC Corp.	5,835,527
117,321	QUALCOMM, Inc.	7,902,743

		23,063,302

TRANSPORTATION - 2.6%
52,636	United Parcel Service, Inc., Class B (a)	4,809,351

	Total Common Stocks (Cost $113,547,139)	175,391,615

Investment Companies (c) - 21.5%
39,047,507	State Street Navigator Prime Securities Lending Portfolio	39,047,507

	Total Investment Companies (Cost $39,047,507)	39,047,507

Total Investments - 118.0%		214,439,122

(Cost $152,594,646)
Other Assets & Liabilities, Net - (18.0)%		(32,643,913)

Net Assets - 100.0%		181,795,209

(a)	Securities (or a portion of securities) on loan. As of September 30, 2013, the market value of securities loaned was $38,176,254. The loaned securities were secured with cash collateral of $39,047,507. Collateral is calculated based on prior day’s prices. See Note 5.
(b)	Non-income producing security.
(c)	Represents investments of cash collateral received in connection with securities lending.

Glossary:

ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust

The Fund had the following futures contracts, brokered by Royal Bank of Scotland, for which $180,000 was pledged as collateral, open at September 30, 2013:

Description	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Long Future:
S&P 500 Emini Index	December 2013	23	$1,925,445	$(23,712)

See accompanying Notes to Financial Statements.	43

INVESTMENT PORTFOLIO

As of September 30, 2013	Highland Small-Cap Equity Fund

Shares		Value ($)

Common Stocks - 98.4%

BANKS - 7.4%
7,670	Cullen/Frost Bankers, Inc. (a)	541,118
29,617	Fulton Financial Corp. (a)	345,927
6,805	Iberiabank Corp. (a)	352,975
12,705	Prosperity Bancshares, Inc. (a)	785,677
7,605	SVB Financial Group (b)	656,844
7,050	Westamerica Bancorp. (a)	350,667

		3,033,208

CAPITAL GOODS - 9.6%
15,190	Applied Industrial Technologies, Inc. (a)	782,285
2,180	AZZ, Inc. (a)	91,255
7,630	ESCO Technologies, Inc. (a)	253,545
6,215	Harsco Corp. (a)	154,754
10,070	Mueller Industries, Inc.	560,597
6,185	Polypore International, Inc. (a)(b)	253,399
11,190	Primoris Services Corp. (a)	285,009
15,545	Quanta Services, Inc. (a)(b)	427,643
7,795	Teledyne Technologies, Inc. (b)	662,029
11,740	Woodward, Inc.	479,344

		3,949,860

COMMERCIAL & PROFESSIONAL SERVICES - 2.6%
20,520	Healthcare Services Group, Inc. (a)	528,595
11,275	Herman Miller, Inc.	329,005
14,905	Resources Connection, Inc.	202,261

		1,059,861

CONSUMER DURABLES & APPAREL - 3.4%
8,045	Deckers Outdoor Corp. (a)(b)	530,326
17,872	Jarden Corp. (a)(b)	865,005

		1,395,331

CONSUMER SERVICES - 2.6%
7,050	Cracker Barrel Old Country Store, Inc. (a)	727,842
184	Matthews International Corp., Class A (a)	7,007
12,390	Texas Roadhouse, Inc. (a)	325,609

		1,060,458

DIVERSIFIED FINANCIALS - 1.9%
18,795	Raymond James Financial, Inc. (a)	783,188

ENERGY - 5.9%
5,295	Dril-Quip, Inc. (b)	607,601
3,635	Oil States International, Inc. (a)(b)	376,077
52,260	Pioneer Energy Services Corp. (a)(b)	392,473
9,240	Sanchez Energy Corp. (a)(b)	244,028
10,530	SM Energy Co. (a)	812,811

		2,432,990

FOOD & STAPLES RETAILING - 0.8%
14,420	Spartan Stores, Inc. (a)	318,105

HEALTHCARE EQUIPMENT & SERVICES - 11.1%
5,375	Air Methods Corp. (a)	228,975
3,360	Analogic Corp.	277,671

Shares		Value ($)

HEALTHCARE EQUIPMENT & SERVICES (continued)
22,990	Bio-Reference Labs, Inc. (a)(b)	686,941
4,020	Computer Programs & Systems, Inc. (a)	235,170
10,887	Endologix, Inc. (a)(b)	175,607
21,830	HMS Holdings Corp. (a)(b)	469,563
9,410	MEDNAX, Inc. (b)	944,764
15,340	Molina Healthcare, Inc. (a)(b)	546,104
16,735	Owens & Minor, Inc. (a)	578,864
11,220	Thoratec Corp. (b)	418,394

		4,562,053

INSURANCE - 1.9%
17,935	HCC Insurance Holdings, Inc. (a)	785,912

MATERIALS - 6.3%
26,115	Commercial Metals Co.	442,649
3,660	Compass Minerals International, Inc. (a)	279,148
16,630	Packaging Corp. of America	949,407
11,475	PolyOne Corp. (a)	352,397
11,910	Sensient Technologies Corp. (a)	570,370

		2,593,971

MEDIA - 1.1%
9,505	John Wiley & Sons, Inc., Class A (a)	453,293

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 4.6%
38,730	Bruker Corp. (b)	799,774
6,915	Cubist Pharmaceuticals, Inc. (a)(b)	439,448
15,690	ICON PLC (b)	642,192

		1,881,414

REAL ESTATE - 5.5%
35,500	BioMed Realty Trust, Inc., REIT (a)	659,945
12,380	Coresite Realty Corp., REIT (a)	420,177
20,470	Education Realty Trust, Inc., REIT	186,277
22,250	Omega Healthcare Investors, Inc., REIT	664,607
14,450	Sabra Health Care REIT, Inc.	332,495

		2,263,501

RETAILING - 7.1%
16,130	Aaron’s, Inc. (a)	446,801
22,250	Aeropostale, Inc. (a)(b)	209,150
10,595	American Eagle Outfitters, Inc. (a)	148,224
9,840	Buckle, Inc. (The) (a)	531,852
3,150	Genesco, Inc. (a)(b)	206,577
41,785	LKQ Corp. (a)(b)	1,331,270
1,230	Monro Muffler Brake, Inc.	57,183

		2,931,057

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.0%
28,315	Microsemi Corp. (a)(b)	686,639
43,260	Rudolph Technologies, Inc. (a)(b)	493,164
15,510	Semtech Corp. (a)(b)	465,145

		1,644,948

SOFTWARE & SERVICES - 12.4%
11,925	ACI Worldwide, Inc. (a)(b)	644,666
21,505	Blackbaud, Inc.	839,555

44	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of September 30, 2013	Highland Small-Cap Equity Fund

Shares		Value ($)

Common Stocks (continued)

SOFTWARE & SERVICES (continued)
59,500	Global Cash Access Holdings, Inc. (b)	464,695
14,600	Jive Software, Inc. (a)(b)	182,500
16,175	MICROS Systems, Inc. (a)(b)	807,780
25,675	PTC, Inc. (a)(b)	729,940
6,915	RealPage, Inc. (b)	160,151
6,245	Solera Holdings, Inc.	330,173
23,775	SS&C Technologies Holdings, Inc. (b)	905,828

		5,065,288

TECHNOLOGY HARDWARE & EQUIPMENT - 2.2%
5,490	ADTRAN, Inc. (a)	146,253
2,700	Littelfuse, Inc.	211,194
11,975	Zebra Technologies Corp., Class A (b)	545,222

		902,669

TELECOMMUNICATION SERVICES - 1.3%
23,645	West Corp. (a)	524,210

TRANSPORTATION - 5.1%
11,560	Genesee & Wyoming, Inc., Class A (b)	1,074,733
21,710	Old Dominion Freight Line, Inc. (b)	998,443

		2,073,176

UTILITIES - 1.6%
13,665	IDACORP, Inc. (a)	661,386

	Total Common Stocks (Cost $31,547,993)	40,375,879

Investment Companies (c) - 28.6%
11,720,449	State Street Navigator Prime Securities Lending Portfolio	11,720,449

	Total Investment Companies (Cost $11,720,449)	11,720,449

Total Investments - 127.0%		52,096,328

(Cost $43,268,442)
Other Assets & Liabilities, Net - (27.0)%		(11,075,184)

Net Assets - 100.0%		41,021,144

(a)	Securities (or a portion of securities) on loan. As of September 30, 2013, the market value of securities loaned was $11,482,682. The loaned securities were secured with cash and securities collateral of $11,746,013. Collateral is calculated based on prior day’s prices. See Note 5.
(b)	Non-income producing security.
(c)	Represents investments of cash collateral received in connection with securities lending.

Glossary:

PLC	Public Limited Company
REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.	45

INVESTMENT PORTFOLIO

As of September 30, 2013	Highland Total Return Fund

Principal Amount ($)		Value ($)

Bonds & Notes - 31.9%

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS - 0.3%
59,286	Federal Home Loan Mortgage Corp. REMIC Series 3977, Class AI 3.50%, 09/15/2029 (a)	6,097
71,493	Series 3983, Class EI 3.50%, 11/15/2030 (a)	9,450
112,585	Series 4122, Class CI 3.50%, 10/15/2042 (a)	18,235
104,456	Series 4122, Class AI 3.50%, 10/15/2042 (a)	16,919
3,240	Series 2645, Class BI 4.50%, 02/15/2018 (a)	55
9,358	Series 2643, Class IM 4.50%, 03/15/2018 (a)	408
4,111	Series 2781, Class IC 5.00%, 05/15/2018 (a)	79
8,751	Series 2763, Class JI 5.00%, 10/15/2018 (a)	417
13,633	Series 2631, Class DI 5.50%, 06/15/2033 (a)	2,011
70,953	Series 3806, Class DS 6.42%, 08/15/2025 (a)(b)	10,460
4,396	Series 1980, Class IO 7.50%, 07/15/2027 (a)	823
123	Series 33, Class D 8.00%, 04/15/2020	134
404	Federal Home Loan Mortgage Corp. STRIPS Series 186, Class PO 0.00%, 08/01/2027 (c)	371
734	Series 147, Class IO 8.00%, 02/01/2023 (a)	130
866	Series 171, Class IO 8.00%, 07/01/2024 (a)	183
197,991	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities Series T-58, Class AIO 0.08%, 09/25/2043 (a)(b)	1,817
560	Federal National Mortgage Assoc. REMIC Series G92-68, Class B 0.00%, 12/25/2022 (c)	546
80,066	Series 2003-89, Class IO 1.23%, 12/25/2042 (a)(b)	3,807
1,357	Series 2013-65, Class PM 2.50%, 05/25/2043	1,347
201,527	Series 2012-152, Class IP 3.50%, 08/25/2042 (a)	30,089
184,446	Series 2013-14, Class IG 4.00%, 03/25/2043 (a)	32,017
394	Series 2003-79, Class HI 5.00%, 10/25/2022 (a)	1
6,543	Series 2003-61, Class IJ 5.00%, 02/25/2032 (a)	164
111,204	Series 2010-98, Class DI 5.00%, 09/25/2040 (a)	11,881
26,411	Series 2008-61, Class SB 5.82%, 07/25/2038 (a)(b)	3,315

Principal Amount ($)		Value ($)

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
3	Federal National Mortgage Assoc. STRIPS Series 1992-77, Class K 0.00%, 05/25/2022 (c)	72
15,033	Series 354, Class 1 0.00%, 12/01/2034 (c)	14,015
17,220	Series 362, Class 2 4.50%, 08/01/2035 (a)	2,725
15,882	Series 378, Class 1 4.50%, 01/01/2036 (a)	2,455
14,705	Series 387, Class 2 5.00%, 03/25/2038 (a)	2,495
10,808	Series 387, Class 1 5.00%, 05/25/2038 (a)	1,441
4,481	Series 346, Class 2 5.50%, 12/01/2033 (a)	773
10,411	Series 252, Class 2 7.50%, 11/01/2023 (a)	1,586
555	Series 237, Class 2 8.00%, 08/01/2023 (a)	103
2,681	Series 264, Class 2 8.00%, 07/01/2024 (a)	497
94	Series 12, Class 2 8.50%, 03/01/2017 (a)	9
220	Series 7, Class 2 8.50%, 04/01/2017 (a)	23
34	Series 28, Class 2 8.50%, 01/01/2018 (a)	4
320	Series 150, Class 2 8.50%, 07/25/2022 (a)	59
311	Series 163, Class 2 8.50%, 07/25/2022 (a)	32
538	Series 137, Class 2 9.00%, 05/25/2022 (a)	109
66,388	Government National Mortgage Assoc. Series 2011-51, Class NI 4.50%, 10/20/2037 (a)	7,650
64,662	Series 2010-101, Class GI 4.50%, 02/20/2038 (a)	6,008
65,986	Series 2010-130, Class PI 4.50%, 08/16/2039 (a)	10,018
38,902	Series 2010-75, Class KI 5.00%, 12/20/2035 (a)	1,981
42,800	Series 2010-42, Class IA 5.00%, 10/20/2037 (a)	3,769

	Total Agency Collateralized Mortgage Obligations (Cost $200,542)	206,580

AGENCY MORTGAGE-BACKED SECURITIES - 9.0%
5,116	Federal Home Loan Mortgage Corp. 4.50%, 06/01/2033 - 02/01/2035 (d)	5,467
162,531	5.00%, 07/01/2035 - 06/01/2041 (d)	177,453
70,798	5.50%, 05/01/2020 - 04/01/2039 (d)	76,734
144,248	6.00%, 04/01/2017 - 11/01/2037 (d)	158,839
1,781	6.50%, 06/01/2029	1,974
19,913	7.00%, 10/01/2016 - 08/01/2036 (d)	22,680
833	7.50%, 09/01/2033	901
2,288	8.00%, 04/01/2030 - 11/01/2030 (d)	2,650
779	9.00%, 04/01/2016 - 06/01/2021 (d)	844

46	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of September 30, 2013	Highland Total Return Fund

Principal Amount ($)		Value ($)

Bonds & Notes (continued)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
303	Federal National Mortgage Assoc. 2.35%, ARM (b)	315
1,056,026	3.00%, 01/01/2043 - 06/01/2043 (d)	1,033,661
115,000	3.00%, TBA (e)	112,377
647,680	3.50%, 11/01/2042 - 06/01/2043 (d)	660,883
290,000	3.50%, TBA (e)	295,302
229,833	4.00%, 05/01/2019 - 03/01/2041 (d)	241,763
220,000	4.00%, TBA (e)	230,828
946,124	4.50%, 05/01/2018 - 04/01/2041 (d)	1,012,801
312,255	5.00%, 07/01/2020 - 06/01/2041 (d)	342,691
140,000	5.00%, TBA (e)	151,834
313,152	5.50%, 03/01/2014 - 01/01/2039 (d)	341,354
230,891	6.00%, 07/01/2014 - 08/01/2035 (d)	255,787
325,000	6.00%, TBA (e)	355,520
31,275	6.50%, 01/01/2015 - 08/01/2034 (d)	34,278
3,747	7.00%, 10/01/2016 - 12/01/2033 (d)	4,034
15,288	7.50%, 05/01/2015 - 12/01/2033 (d)	17,052
2,333	8.00%, 07/01/2015 - 01/01/2033 (d)	2,710
2,946	9.00%, 12/01/2017 - 12/01/2022 (d)	3,281
104,180	Government National Mortgage Assoc. 3.00%, 06/20/2043	103,158
230,000	3.00%, TBA (e)	226,802
280,725	3.50%, 05/20/2043	290,134
388,011	4.00%, 01/20/2041 - 04/20/2043 (d)	412,091
210,420	4.50%, 08/15/2033 - 03/20/2041 (d)	227,788
12,144	5.00%, 08/15/2033	13,350
100,000	5.00%, TBA (e)	108,656
18,084	6.00%, 07/15/2033 - 09/15/2036 (d)	20,238
33,064	6.50%, 02/15/2024 - 07/15/2036 (d)	37,341
7,090	7.00%, 04/15/2028 - 09/15/2036 (d)	7,787
193	8.00%, 09/15/2029 - 06/15/2030 (d)	199
9,245	8.50%, 10/15/2017	9,823
13,885	9.00%, 11/15/2016 - 12/15/2021 (d)	15,031

	Total Agency Mortgage-Backed Securities (Cost $6,916,308)	7,016,411

ASSET-BACKED SECURITIES - 0.1%
3	Bear Stearns Asset-Backed Securities Trust Series 2003-ABF1, Class A 0.92%, 01/25/2034 (b)	3
10,000	Ford Credit Auto Lease Trust Series 2013-A, Class C 1.28%, 06/15/2016	9,913
83,333	Hertz Vehicle Financing LLC Series 2010-1A, Class B1 5.02%, 02/25/2015 (f)	84,112

	Total Asset-Backed Securities (Cost $95,196)	94,028

CORPORATE BONDS & NOTES - 9.2%

AUTOMOBILES & COMPONENTS - 0.1%
19,000	American Axle & Manufacturing, Inc. 6.25%, 03/15/2021 (g)	19,665
6,000	7.75%, 11/15/2019	6,720
12,000	Dana Holding Corp. 5.38%, 09/15/2021	11,850

		38,235

Principal Amount ($)		Value ($)

BANKS - 0.5%
28,000	Bank of America Corp. 3.88%, 03/22/2017 (g)	29,805
44,000	4.10%, 07/24/2023	43,814
107,000	Bank of America Corp., MTN 2.00%, 01/11/2018 (g)	105,336
35,000	3.30%, 01/11/2023	32,851
33,000	Santander Holdings USA, Inc. 3.45%, 08/27/2018	33,740
44,000	U.S. Bancorp 3.44%, 02/01/2016	46,010
33,000	Wells Fargo & Co. 1.25%, 07/20/2016	33,037
98,000	3.45%, 02/13/2023	91,905

		416,498

CAPITAL GOODS - 0.6%
27,000	AAR Corp. 7.25%, 01/15/2022 (f)	28,282
26,000	ABB Finance USA, Inc. 1.63%, 05/08/2017 (g)	26,055
22,000	Amsted Industries, Inc. 8.13%, 03/15/2018 (f)	23,430
25,000	Cargill, Inc. 6.00%, 11/27/2017 (f)	28,839
17,000	Case New Holland, Inc. 7.88%, 12/01/2017	19,848
33,000	Caterpillar, Inc. 1.50%, 06/26/2017	32,851
27,000	DigitalGlobe, Inc. 5.25%, 02/01/2021 (f)	25,920
38,000	Eaton Corp. 1.50%, 11/02/2017 (f)	37,502
28,000	2.75%, 11/02/2022 (f)	26,145
30,000	Erickson Air-Crane, Inc. 8.25%, 05/01/2020 (f)(g)	29,512
8,000	JB Poindexter & Co., Inc. 9.00%, 04/01/2022 (f)	8,440
47,000	Kratos Defense & Security Solutions, Inc. 10.00%, 06/01/2017	51,347
43,000	Northrop Grumman Corp. 1.75%, 06/01/2018	42,251
29,000	4.75%, 06/01/2043	27,468
43,000	Roper Industries, Inc. 2.05%, 10/01/2018	42,227
23,000	Textron, Inc. 6.20%, 03/15/2015	24,579

		474,696

COMMERCIAL & PROFESSIONAL SERVICES - 0.1%
14,000	Catholic Health Initiatives 2.95%, 11/01/2022	13,029
9,000	4.35%, 11/01/2042	8,178
19,000	Service Corp. International 4.50%, 11/15/2020	18,098
27,000	United Rentals North America, Inc. 5.75%, 07/15/2018	28,485

		67,790

See accompanying Notes to Financial Statements.	47

INVESTMENT PORTFOLIO (continued)

As of September 30, 2013	Highland Total Return Fund

Principal Amount ($)		Value ($)

Bonds & Notes (continued)

CORPORATE BONDS & NOTES (continued)

CONSUMER DURABLES & APPAREL - 0.1%
8,000	D.R. Horton, Inc. 4.38%, 09/15/2022	7,320
27,000	RSI Home Products, Inc. 6.88%, 03/01/2018 (f)	28,013

		35,333

CONSUMER SERVICES - 0.2%
11,000	Cedar Fair LP 5.25%, 03/15/2021 (f)	10,546
30,000	CityCenter Holdings LLC 7.63%, 01/15/2016 (g)	31,575
33,000	Host Hotels & Resorts LP 3.75%, 10/15/2023	30,609
47,000	Vail Resorts, Inc. 6.50%, 05/01/2019	50,055
15,000	Wynn Las Vegas LLC 5.38%, 03/15/2022 (g)	15,150

		137,935

DIVERSIFIED FINANCIALS - 1.3%
24,000	American Express Co. 2.65%, 12/02/2022	22,087
43,000	Caterpillar Financial Services Corp., MTN 1.25%, 11/06/2017 (g)	42,247
27,000	Citigroup, Inc. 1.25%, 01/15/2016 (g)	26,995
78,000	1.75%, 05/01/2018 (g)	75,732
33,000	3.50%, 05/15/2023	29,839
45,000	5.00%, 09/15/2014	46,707
25,000	6.68%, 09/13/2043	27,013
16,000	CME Group, Inc. 5.30%, 09/15/2043	16,567
16,000	CNH Capital LLC 3.88%, 11/01/2015	16,560
22,000	Goldman Sachs Capital I 6.35%, 02/15/2034 (g)	21,358
33,000	Goldman Sachs Group, Inc. (The) 2.38%, 01/22/2018	32,799
47,000	2.90%, 07/19/2018	47,430
27,000	3.63%, 01/22/2023	25,869
28,000	6.75%, 10/01/2037 (g)	29,310
26,000	Hyundai Capital America 1.63%, 10/02/2015 (f)	26,054
13,000	2.13%, 10/02/2017 (f)(g)	12,980
59,000	Jefferies Group LLC 5.13%, 01/20/2023 (g)	59,573
10,000	6.50%, 01/20/2043	9,925
21,000	John Deere Capital Corp., MTN 3.15%, 10/15/2021 (g)	20,982
57,000	JPMorgan Chase & Co. 3.20%, 01/25/2023	53,430
14,000	3.38%, 05/01/2023	12,722
14,000	5.15%, 05/01/2023 (b)(h)	12,320
16,000	5.63%, 08/16/2043	15,949
16,000	6.00%, 08/01/2023 (b)(g)(h)	15,080

Principal Amount ($)		Value ($)

DIVERSIFIED FINANCIALS (continued)
115,000	Morgan Stanley 2.13%, 04/25/2018 (g)	112,205
19,000	4.75%, 03/22/2017	20,531
39,000	4.88%, 11/01/2022	39,091
100,000	Morgan Stanley, MTN 5.55%, 04/27/2017	110,905
39,000	NYSE Euronext 2.00%, 10/05/2017	39,083

		1,021,343

ENERGY - 1.0%
31,000	Anadarko Petroleum Corp. 6.20%, 03/15/2040 (g)	34,863
11,000	Atlas Pipeline Partners LP 4.75%, 11/15/2021 (f)	9,996
27,000	Chesapeake Energy Corp. 3.25%, 03/15/2016	27,236
43,000	DCP Midstream Operating LP 3.88%, 03/15/2023	39,202
27,000	Denbury Resources, Inc. 6.38%, 08/15/2021 (g)	28,823
19,000	8.25%, 02/15/2020	20,948
23,000	Energy Transfer Equity LP 7.50%, 10/15/2020	24,725
49,000	Energy Transfer Partners LP 3.60%, 02/01/2023	45,732
22,000	6.50%, 02/01/2042	23,301
17,000	Enterprise Products Operating LLC 4.45%, 02/15/2043	15,097
30,000	Forest Oil Corp. 7.25%, 06/15/2019	30,150
16,000	Kinder Morgan Energy Partners LP 2.65%, 02/01/2019	15,909
36,000	3.50%, 09/01/2023 (g)	33,633
47,000	4.15%, 02/01/2024	46,214
31,000	Linn Energy LLC 6.75%, 11/01/2019 (f)(g)	29,372
25,000	8.63%, 04/15/2020 (g)	25,969
24,000	Nabors Industries, Inc. 5.10%, 09/15/2023 (f)	24,426
10,000	Newfield Exploration Co. 5.63%, 07/01/2024	9,725
30,000	5.75%, 01/30/2022 (g)	30,075
14,000	Plains Exploration & Production Co. 6.50%, 11/15/2020	15,037
30,000	Range Resources Corp. 5.75%, 06/01/2021 (g)	31,650
8,000	Rockies Express Pipeline LLC 3.90%, 04/15/2015 (f)	8,000
17,000	Rowan Cos., Inc. 5.40%, 12/01/2042	15,414
100,000	Sabine Pass Liquefaction LLC 5.63%, 02/01/2021 (f)	98,375
27,000	Unit Corp. 6.63%, 05/15/2021	27,810
14,000	Valero Energy Corp. 6.63%, 06/15/2037	15,253
48,000	Williams Cos., Inc. (The) 3.70%, 01/15/2023 (g)	43,434
27,000	WPX Energy, Inc. 5.25%, 01/15/2017	28,620

		798,989

48	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of September 30, 2013	Highland Total Return Fund

Principal Amount ($)		Value ($)

Bonds & Notes (continued)

CORPORATE BONDS & NOTES (continued)

FOOD & STAPLES RETAILING - 0.2%
75,000	American Seafoods Group LLC 10.75%, 05/15/2016 (f)	78,375
56,000	Ingles Markets, Inc. 5.75%, 06/15/2023 (f)(g)	54,180

		132,555

FOOD, BEVERAGE & TOBACCO - 0.7%
14,000	Altria Group, Inc. 2.95%, 05/02/2023 (g)	12,795
14,000	4.50%, 05/02/2043 (g)	12,154
12,000	Anheuser-Busch InBev Finance, Inc. 2.63%, 01/17/2023	11,198
61,000	Anheuser-Busch InBev Worldwide, Inc. 2.50%, 07/15/2022 (g)	56,542
19,000	5.38%, 11/15/2014	20,032
17,000	Archer-Daniels-Midland Co. 4.02%, 04/16/2043 (g)	15,012
13,000	Coca-Cola Co. (The) 3.30%, 09/01/2021	13,326
27,000	Constellation Brands, Inc. 7.25%, 09/01/2016	30,848
42,000	Diageo Investment Corp. 2.88%, 05/11/2022	40,481
27,000	Hawk Acquisition Sub, Inc. 4.25%, 10/15/2020 (f)(g)	25,819
17,000	Kraft Foods Group, Inc. 1.63%, 06/04/2015	17,272
179,000	2.25%, 06/05/2017 (g)	182,716
25,000	5.00%, 06/04/2042 (g)	24,859
37,000	Philip Morris International, Inc. 2.50%, 05/16/2016	38,442
14,000	4.13%, 03/04/2043	12,424

		513,920

GAMING & LEISURE - 0.0%
30,000	Hilton Worldwide Finance LLC 5.63%, 10/15/2021 (f)(i)	30,131

HEALTHCARE EQUIPMENT & SERVICES - 0.7%
23,000	Ascension Health, Inc. 4.85%, 11/15/2053	22,732
56,000	Baxter International, Inc. 3.20%, 06/15/2023 (g)	54,752
16,000	Celgene Corp. 2.30%, 08/15/2018	16,011
27,000	Cigna Corp. 2.75%, 11/15/2016	28,067
38,000	4.00%, 02/15/2022	38,867
30,000	DaVita HealthCare Partners, Inc. 6.38%, 11/01/2018	31,575
9,000	DENTSPLY International, Inc. 2.75%, 08/15/2016	9,276
23,000	Edwards Lifesciences Corp. 2.88%, 10/15/2018 (i)	22,936
12,000	Express Scripts Holding Co. 2.65%, 02/15/2017 (g)	12,382
121,000	3.13%, 05/15/2016	126,729

Principal Amount ($)		Value ($)

HEALTHCARE EQUIPMENT & SERVICES (continued)
14,000	Fresenius Medical Care U.S. Finance, Inc. 5.75%, 02/15/2021 (f)(g)	14,455
38,000	HCA, Inc. 6.50%, 02/15/2020	41,278
10,000	Memorial Sloan-Kettering Cancer Center 4.13%, 07/01/2052	8,384
102,000	Tenet Healthcare Corp. 4.75%, 06/01/2020	98,685
32,000	WellPoint, Inc. 5.10%, 01/15/2044	31,289

		557,418

HOUSEHOLD & PERSONAL PRODUCTS - 0.1%
65,000	Revlon Consumer Products Corp. 5.75%, 02/15/2021 (f)	62,806

INSURANCE - 0.4%
18,000	Allstate Corp. (The) 5.75%, 08/15/2053 (b)	17,584
33,000	American International Group, Inc. 3.38%, 08/15/2020	33,070
14,000	4.88%, 06/01/2022 (g)	15,045
28,000	Berkshire Hathaway, Inc. 1.55%, 02/09/2018	27,761
28,000	4.50%, 02/11/2043 (g)	26,195
21,000	CNA Financial Corp. 5.88%, 08/15/2020	24,252
16,000	Genworth Holdings, Inc. 4.90%, 08/15/2023	16,096
13,000	7.70%, 06/15/2020	15,368
18,000	Hartford Financial Services Group, Inc. 6.63%, 03/30/2040	21,617
29,000	ING U.S., Inc. 5.70%, 07/15/2043 (f)(g)	28,887
31,000	Liberty Mutual Group, Inc. 4.25%, 06/15/2023 (f)(g)	30,294
23,000	Marsh & McLennan Cos., Inc. 4.05%, 10/15/2023	23,107
28,000	Nationwide Financial Services, Inc. 5.38%, 03/25/2021 (f)	30,060
4,000	Prudential Financial, Inc. 5.20%, 03/15/2044 (b)(g)	3,648
9,000	5.63%, 06/15/2043 (b)	8,522
15,000	Prudential Financial, Inc., MTN 5.63%, 05/12/2041	16,073

		337,579

MATERIALS - 0.3%
27,000	Ashland, Inc. 3.00%, 03/15/2016 (g)	27,473
26,000	3.88%, 04/15/2018	25,805
14,000	Cliffs Natural Resources, Inc. 4.88%, 04/01/2021 (g)	13,228
11,000	Eagle Spinco, Inc. 4.63%, 02/15/2021 (f)(g)	10,601
18,000	Eastman Chemical Co. 2.40%, 06/01/2017	18,275

See accompanying Notes to Financial Statements.	49

INVESTMENT PORTFOLIO (continued)

As of September 30, 2013	Highland Total Return Fund

Principal Amount ($)		Value ($)

Bonds & Notes (continued)

CORPORATE BONDS & NOTES (continued)

MATERIALS (continued)
40,000	Freeport-McMoRan Copper & Gold, Inc. 2.38%, 03/15/2018 (f)(g)	38,698
35,000	5.45%, 03/15/2043 (f)	31,479
32,000	Hexion U.S. Finance Corp. 6.63%, 04/15/2020	32,160
27,000	Huntsman International LLC 4.88%, 11/15/2020 (g)	25,718

		223,437

MEDIA - 0.4%
27,000	Cequel Communications Holdings I LLC 5.13%, 12/15/2021 (f)	25,582
17,000	Comcast Corp. 4.50%, 01/15/2043	16,056
59,000	COX Communications, Inc. 2.95%, 06/30/2023 (f)(g)	51,030
9,000	3.25%, 12/15/2022 (f)(g)	8,008
6,000	4.70%, 12/15/2042 (f)	4,877
35,000	DIRECTV Holdings LLC 3.80%, 03/15/2022 (g)	32,725
19,000	5.15%, 03/15/2042 (g)	16,220
27,000	McClatchy Co. (The) 9.00%, 12/15/2022	28,620
13,000	News America, Inc. 4.00%, 10/01/2023 (f)	13,040
8,000	5.40%, 10/01/2043 (f)	8,039
12,000	6.65%, 11/15/2037 (g)	13,678
24,000	Omnicom Group, Inc. 3.63%, 05/01/2022 (g)	23,061
18,000	Time Warner Cable, Inc. 4.50%, 09/15/2042 (g)	13,207
34,000	Viacom, Inc. 2.50%, 12/15/2016 (g)	34,866
16,000	5.85%, 09/01/2043	16,346

		305,355

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.5%
25,000	AbbVie, Inc. 1.75%, 11/06/2017	24,819
31,000	2.00%, 11/06/2018 (g)	30,475
16,000	2.90%, 11/06/2022	14,993
38,000	Actavis, Inc. 3.25%, 10/01/2022	35,694
20,000	Agilent Technologies, Inc. 5.50%, 09/14/2015 (g)	21,691
43,000	Merck & Co., Inc. 2.80%, 05/18/2023	40,753
17,000	4.15%, 05/18/2043 (g)	15,802
53,000	Mylan, Inc. 2.60%, 06/24/2018 (f)(g)	52,965
10,000	7.88%, 07/15/2020 (f)	11,416
31,000	Novartis Capital Corp. 2.40%, 09/21/2022	28,936
27,000	Valeant Pharmaceuticals International 6.38%, 10/15/2020 (f)(g)	28,215

Principal Amount ($)		Value ($)

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES (continued)
	Zoetis, Inc.
14,000	1.15%, 02/01/2016 (f)	14,064
14,000	1.88%, 02/01/2018 (f)	13,873
24,000	3.25%, 02/01/2023 (f)	22,894

		356,590

REAL ESTATE - 0.1%
	American Tower Corp.
33,000	3.40%, 02/15/2019	32,656
13,000	3.50%, 01/31/2023	11,434
40,000	Corporate Office Properties LP 3.60%, 05/15/2023	36,329
31,000	Realty Income Corp. 4.65%, 08/01/2023	31,497

		111,916

RETAILING - 0.4%
25,000	Amazon.com, Inc. 1.20%, 11/29/2017	24,447
25,000	2.50%, 11/29/2022	22,830
17,000	Gap, Inc. (The) 5.95%, 04/12/2021 (g)	18,865
41,000	Glencore Funding LLC 2.50%, 01/15/2019 (f)(g)	38,479
14,000	4.13%, 05/30/2023 (f)	12,976
50,000	Home Depot, Inc. (The) 2.25%, 09/10/2018	50,588
16,000	3.75%, 02/15/2024 (g)	16,227
16,000	4.88%, 02/15/2044	16,197
16,000	Lowe’s Cos., Inc. 5.00%, 09/15/2043	16,180
54,000	Tops Holding Corp. 8.88%, 12/15/2017 (f)	59,400
33,000	Wal-Mart Stores, Inc. 1.95%, 12/15/2018 (i)	32,975

		309,164

SOFTWARE & SERVICES - 0.3%
30,000	Autodesk, Inc. 1.95%, 12/15/2017	29,434
19,000	eBay, Inc. 1.35%, 07/15/2017 (g)	18,885
38,000	2.60%, 07/15/2022 (g)	35,399
16,000	4.00%, 07/15/2042	13,578
19,000	GXS Worldwide, Inc. 9.75%, 06/15/2015 (g)	19,558
56,000	Microsoft Corp. 2.38%, 05/01/2023 (g)	50,901
42,000	Oracle Corp. 1.20%, 10/15/2017 (g)	41,290
22,000	3.63%, 07/15/2023	21,986

		231,031

TECHNOLOGY HARDWARE & EQUIPMENT - 0.1%
26,000	Brocade Communications Systems, Inc. 4.63%, 01/15/2023 (f)	24,115
29,000	EMC Corp. 1.88%, 06/01/2018 (g)	28,923

50	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of September 30, 2013	Highland Total Return Fund

Principal Amount ($)		Value ($)

Bonds & Notes (continued)

CORPORATE BONDS & NOTES (continued)

TECHNOLOGY HARDWARE & EQUIPMENT (continued)
27,000	iGATE Corp. 9.00%, 05/01/2016 (g)	29,092
27,000	Viasystems, Inc. 7.88%, 05/01/2019 (f)(g)	28,823

		110,953

TELECOMMUNICATION SERVICES - 0.5%
27,000	AT&T, Inc. 0.88%, 02/13/2015 (g)	27,075
64,000	4.35%, 06/15/2045	53,036
8,000	Cincinnati Bell, Inc. 8.25%, 10/15/2017 (g)	8,346
32,000	Crown Castle Towers LLC 6.11%, 01/15/2040 (f)	36,242
33,000	Frontier Communications Corp. 7.13%, 03/15/2019 (g)	35,186
29,000	Hughes Satellite Systems Corp. 6.50%, 06/15/2019	30,813
46,000	MetroPCS Wireless, Inc. 6.25%, 04/01/2021 (f)(g)	46,402
18,000	Sprint Corp. 7.25%, 09/15/2021 (f)	18,225
12,000	tw telecom holdings, Inc. 6.38%, 09/01/2023 (f)(g)	11,970
33,000	Verizon Communications, Inc. 2.45%, 11/01/2022	29,319
33,000	3.65%, 09/14/2018	34,811
33,000	5.15%, 09/15/2023	35,438
23,000	6.55%, 09/15/2043	26,056
27,000	Windstream Corp. 6.38%, 08/01/2023	24,840

		417,759

TRANSPORTATION - 0.0%
33,000	Burlington Northern Santa Fe LLC 3.85%, 09/01/2023	33,153

UTILITIES - 0.6%
15,000	Arizona Public Service Co. 6.25%, 08/01/2016	17,033
24,000	Dominion Resources, Inc. 1.95%, 08/15/2016	24,506
44,000	DPL, Inc. 7.25%, 10/15/2021	45,210
27,000	Duke Energy Corp. 1.63%, 08/15/2017 (g)	26,920
47,000	3.05%, 08/15/2022	44,563
34,000	Exelon Corp. 4.90%, 06/15/2015	36,140
18,000	Florida Power & Light Co. 4.13%, 02/01/2042 (g)	16,933
37,000	Great Plains Energy, Inc. 4.85%, 06/01/2021 (g)	39,579
40,000	MidAmerican Energy Holdings Co. 6.13%, 04/01/2036	44,891
43,000	NextEra Energy Capital Holdings, Inc. 2.60%, 09/01/2015	44,299

Principal Amount ($)		Value ($)

UTILITIES (continued)
29,000	Northeast Utilities 1.45%, 05/01/2018	28,287
14,000	Pacific Gas & Electric Co. 6.05%, 03/01/2034	15,623
2,000	PacifiCorp 6.25%, 10/15/2037	2,428
42,000	Public Service Electric & Gas Co., MTN 2.38%, 05/15/2023	38,551
40,000	Southern Co. (The) 2.45%, 09/01/2018	40,435

		465,398

	Total Corporate Bonds & Notes (Cost $7,277,226)	7,189,984

FOREIGN CORPORATE BONDS & NOTES - 4.7%

BANKS - 1.1%
10,000	Banco Mercantil del Norte SA 6.86%, 10/13/2021 (b)(f)	10,500
200,000	Barclays Bank PLC 2.25%, 05/10/2017 (f)(g)	206,640
40,000	Central American Bank for Economic Integration 5.38%, 09/24/2014 (f)	41,624
26,000	Corp. Andina de Fomento 4.38%, 06/15/2022 (g)	26,031
125,000	European Investment Bank 0.88%, 12/15/2014 (g)	125,946
100,000	Industry & Construction Bank St. Petersburg OJSC Via Or-ICB for Industry 5.01%, 09/29/2015 (b)	102,375
65,000	KFW 2.00%, 10/04/2022	60,582
15,000	4.50%, 07/16/2018	17,026
100,000	National Agricultural Cooperative Federation 4.25%, 01/28/2016 (f)	106,075
46,000	Royal Bank of Canada 1.20%, 09/19/2018	45,498
100,000	Russian Agricultural Bank OJSC Via RSHB Capital SA 7.75%, 05/29/2018 (f)	112,750

		855,047

CAPITAL GOODS - 0.1%
11,000	Bombardier, Inc. 4.25%, 01/15/2016 (f)(g)	11,468
61,000	7.75%, 03/15/2020 (f)(g)	69,235
15,000	Ingersoll-Rand Global Holding Co., Ltd. 2.88%, 01/15/2019 (f)(g)	14,970
21,000	4.25%, 06/15/2023 (f)	20,896

		116,569

CONSUMER SERVICES - 0.1%
28,000	Carnival Corp. 1.20%, 02/05/2016	27,840
15,000	NCL Corp., Ltd. 5.00%, 02/15/2018 (f)	15,038

		42,878

See accompanying Notes to Financial Statements.	51

INVESTMENT PORTFOLIO (continued)

As of September 30, 2013	Highland Total Return Fund

Principal Amount ($)		Value ($)

Bonds & Notes (continued)

FOREIGN CORPORATE BONDS & NOTES (continued)

DIVERSIFIED FINANCIALS - 0.5%
38,000	Invesco Finance PLC 3.13%, 11/30/2022	35,353
34,000	Nomura Holdings, Inc. 2.00%, 09/13/2016	34,127
100,000	Power Sector Assets & Liabilities Management Corp. 7.39%, 12/02/2024 (f)	120,500
100,000	Sinochem Overseas Capital Co., Ltd. 4.50%, 11/12/2020 (f)	100,996
63,000	Woodside Finance, Ltd. 4.50%, 11/10/2014 (f)	65,217

		356,193

ENERGY - 1.6%
42,000	BP Capital Markets PLC 1.38%, 05/10/2018 (g)	40,788
13,000	2.25%, 11/01/2016 (g)	13,391
57,000	2.50%, 11/06/2022 (g)	51,667
28,000	2.75%, 05/10/2023	25,626
13,000	Ecopetrol SA 7.38%, 09/18/2043	14,105
6,000	7.63%, 07/23/2019 (g)	7,125
100,000	Korea National Oil Corp. 2.88%, 11/09/2015 (f)	103,259
18,000	Nexen, Inc. 6.40%, 05/15/2037	19,805
92,500	Odebrecht Drilling Norbe VIII/IX, Ltd. 6.35%, 06/30/2021 (f)(g)	94,581
100,000	Pacific Rubiales Energy Corp. 5.13%, 03/28/2023 (f)	90,125
16,000	Petrobras Global Finance BV 3.00%, 01/15/2019	15,087
43,000	Petrobras International Finance Co. 3.50%, 02/06/2017	43,772
17,000	3.88%, 01/27/2016	17,625
130,000	Petroleos Mexicanos 3.50%, 07/18/2018 (g)	131,950
30,000	3.50%, 01/30/2023	27,344
14,000	4.88%, 01/18/2024	14,035
11,000	5.50%, 01/21/2021	11,825
41,000	Schlumberger Investment SA 2.40%, 08/01/2022 (f)	37,740
49,000	Shell International Finance BV 3.40%, 08/12/2023	48,544
25,000	Talisman Energy, Inc. 6.25%, 02/01/2038	25,416
27,000	Total Capital Canada, Ltd. 1.45%, 01/15/2018	26,669
69,000	Total Capital International SA 1.55%, 06/28/2017 (g)	69,414
11,000	Transocean, Inc. 3.80%, 10/15/2022 (g)	10,377
7,000	6.50%, 11/15/2020	7,825
23,000	Weatherford International, Ltd. 4.50%, 04/15/2022 (g)	22,803
22,000	5.95%, 04/15/2042 (g)	21,135
7,000	6.75%, 09/15/2040	7,269

Principal Amount ($)		Value ($)

ENERGY (continued)
200,000	Zhaikmunai LP 7.13%, 11/13/2019 (f)	210,500

		1,209,802

FOOD, BEVERAGE & TOBACCO - 0.1%
10,000	Corp. Lindley SA 4.63%, 04/12/2023 (f)	9,075
28,000	Diageo Capital PLC 1.13%, 04/29/2018	27,072
26,000	Heineken NV 1.40%, 10/01/2017 (f)(g)	25,587

		61,734

MATERIALS - 0.5%
129,000	Agrium, Inc. 3.50%, 06/01/2023 (g)	122,059
43,000	4.90%, 06/01/2043	39,146
14,000	Barrick Gold Corp. 2.50%, 05/01/2018	13,364
29,000	4.10%, 05/01/2023	25,586
16,000	BHP Billiton Finance USA, Ltd. 2.05%, 09/30/2018	16,042
16,000	3.85%, 09/30/2023	16,156
16,000	5.00%, 09/30/2043	16,359
16,000	Corp. Nacional del Cobre de Chile 4.25%, 07/17/2042 (f)(g)	13,261
6,000	5.63%, 09/21/2035 (f)	6,130
11,000	FMG Resources August 2006 Pty, Ltd. 7.00%, 11/01/2015 (f)(g)	11,371
18,000	Kinross Gold Corp. 6.88%, 09/01/2041	15,846
16,000	LYB International Finance BV 4.00%, 07/15/2023	15,894
16,000	5.25%, 07/15/2043 (g)	15,792
21,000	Teck Resources, Ltd. 5.40%, 02/01/2043 (g)	18,417
25,000	Xstrata Finance Canada, Ltd. 2.70%, 10/25/2017 (f)(g)	24,888
33,258	5.80%, 11/15/2016 (f)	36,358

		406,669

MEDIA - 0.0%
27,000	Cogeco Cable, Inc. 4.88%, 05/01/2020 (f)	25,886

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.0%
28,000	Sanofi 1.25%, 04/10/2018	27,365

TECHNOLOGY HARDWARE & EQUIPMENT - 0.0%
11,000	Flextronics International, Ltd. 4.63%, 02/15/2020	10,725
11,000	Seagate HDD Cayman 4.75%, 06/01/2023 (f)	10,643
3,000	7.00%, 11/01/2021 (g)	3,345

		24,713

52	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of September 30, 2013	Highland Total Return Fund

Principal Amount ($)		Value ($)

Bonds & Notes (continued)

FOREIGN CORPORATE BONDS & NOTES (continued)

TELECOMMUNICATION SERVICES - 0.5%
200,000	America Movil SAB de CV 2.38%, 09/08/2016	204,360
25,000	Rogers Communications, Inc. 5.45%, 10/01/2043 (i)	24,865
150,000	Telefonica Emisiones SAU 3.19%, 04/27/2018 (g)	148,159

		377,384

UTILITIES - 0.2%
20,000	AES Panama SA 6.35%, 12/21/2016 (f)	21,223
6,000	Empresa de Energia de Bogota SA 6.13%, 11/10/2021 (f)	6,165
100,000	Majapahit Holding BV 7.25%, 06/28/2017 (f)	110,250

		137,638

	Total Foreign Corporate Bonds & Notes (Cost $3,674,658)	3,641,878

MUNICIPAL BONDS & NOTES - 0.2%
15,000	American Municipal Power, Inc. OH 6.27%, 02/15/2050	15,458
25,000	Denver City & County School District No 1, CO 4.24%, 12/15/2037	22,945
28,000	Municipal Electric Authority of Georgia 6.64%, 04/01/2057	28,984
10,000	New Jersey Transportation Trust Fund Authority 6.88%, 12/15/2039	10,817
35,000	Port Authority of New York & New Jersey 4.46%, 10/01/2062	29,618
20,000	South Carolina State Public Service Authority 6.45%, 01/01/2050	21,827
25,000	State of California 5.70%, 11/01/2021	28,520

	Total Municipal Bonds & Notes (Cost $162,761)	158,169

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS - 0.2%
43,000	American Tower Trust I Series 13, Class 1A 1.55%, 03/15/2043 (f)	41,998
335	Collateralized Mortgage Obligation Trust Series 55, Class B 0.00%, 11/01/2018 (c)	335
55,000	Commercial Mortgage Trust Series 2007-GG9, Class AMFX 5.48%, 03/10/2039	57,708
23,792	Credit Suisse First Boston Mortgage Securities Corp. Series 2005-9, Class CB1 5.25%, 10/25/2035 (b)	369

Principal Amount ($)		Value ($)

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
10,000	GS Mortgage Securities Corp. II Series 2013-KYO, Class D 2.78%, 11/08/2029 (b)(f)	9,940
14,219	MASTR Alternative Loan Trust Series 2003-5, Class 15AX 5.00%, 08/25/2018 (a)	1,294
55,000	Morgan Stanley Capital I Trust Series 2005-T17, Class AJ 4.84%, 12/13/2041 (b)	56,926
87,698	Wells Fargo Mortgage-Backed Securities Trust Series 2006-3, Class B1 5.50%, 03/25/2036	364

	Total Non-Agency Collateralized Mortgage Obligations (Cost $278,726)	168,934

NON-AGENCY COLLATERALIZED MORTGAGE-BACKED SECURITIES - 1.7%
55,000	Banc of America Commercial Mortgage Trust Series 2007-1, Class AMFX 5.48%, 01/15/2049 (b)	57,671
10,000	Series 2006-4, Class AM 5.68%, 07/10/2046	11,001
20,000	Series 2008-1, Class A4 6.40%, 02/10/2051 (b)	22,938
40,000	Banc of America Merrill Lynch Commercial Mortgage, Inc. Series 2005-6, Class A4 5.36%, 09/10/2047 (b)	42,848
30,000	Series 2005-1, Class AJ 5.46%, 11/10/2042 (b)	31,756
33,660	Bear Stearns Commercial Mortgage Securities Trust Series 2005-T18, Class A4 4.93%, 02/13/2042 (b)	35,095
7,681	Series 2006-PW11, Class A2 5.56%, 03/11/2039 (b)	7,745
40,000	Series 2006-T22, Class AM 5.76%, 04/12/2038 (b)	43,276
25,000	Series 2006-T22, Class AJ 5.76%, 04/12/2038 (b)	27,049
25,000	Series 2007-PW17, Class AM 5.92%, 06/11/2050 (b)	28,263
30,000	Series 2007-PW18, Class AMA 6.09%, 06/11/2050 (b)	33,041
20,000	Citigroup Commercial Mortgage Trust Series 2006-C5, Class AJ 5.48%, 10/15/2049	19,312
20,000	Commercial Mortgage Pass-Through Certificates Series 2005-LP5, Class A4 4.98%, 05/10/2043 (b)	21,025
10,000	Series 2006-C5, Class AM 5.34%, 12/15/2039	10,629
40,000	Series 2006-C8, Class AM 5.35%, 12/10/2046	43,922
50,000	Commercial Mortgage Trust Series 2007-GG9, Class AM 5.48%, 03/10/2039	52,848

See accompanying Notes to Financial Statements.	53

INVESTMENT PORTFOLIO (continued)

As of September 30, 2013	Highland Total Return Fund

Principal Amount ($)		Value ($)

Bonds & Notes (continued)

NON-AGENCY COLLATERALIZED MORTGAGE-BACKED SECURITIES (continued)
30,000	GS Mortgage Securities Trust Series 2011-GC5, Class A2 3.00%, 08/10/2044	31,336
10,000	Series 2011-GC5, Class B 5.47%, 08/10/2044 (b)(f)	10,945
50,000	Series 2006-GG8, Class AM 5.59%, 11/10/2039	54,280
29,699	JP Morgan Chase Commercial Mortgage Securities Corp. Series 2005-CB11, Class A4 5.34%, 08/12/2037 (b)	31,080
20,000	JP Morgan Chase Commercial Mortgage Securities Trust Series 2012-CBX, Class AS 4.27%, 06/15/2045	20,712
60,000	Series 2007-CB18, Class A4 5.44%, 06/12/2047	66,385
50,000	Series 2007-LD11, Class A4 6.00%, 06/15/2049 (b)	56,337
15,000	JPMBB Commercial Mortgage Securities Trust Series 2013-C12, Class AS 4.16%, 07/15/2045 (b)	15,144
20,000	JPMCC Commercial Mortgage Pass-Through Certificates Series 2005-LDP1, Class A4 5.04%, 03/15/2046 (b)	20,806
30,000	LB Commercial Mortgage Trust Series 2007-C3, Class AM 6.08%, 07/15/2044 (b)	33,459
344,989	LB-UBS Commercial Mortgage Trust Series 2004-C8, Class XCL 0.98%, 12/15/2039 (a)(b)(f)	2,208
30,000	Series 2005-C5, Class A4 4.95%, 09/15/2030	31,701
40,000	Series 2006-C1, Class A4 5.16%, 02/15/2031	43,050
10,000	Series 2006-C4, Class A4 6.06%, 06/15/2038 (b)	11,020
55,000	ML-CFC Commercial Mortgage Trust Series 2006-3, Class AM 5.46%, 07/12/2046 (b)	59,911
30,000	Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C10, Class AS 4.22%, 07/15/2046 (b)	30,244
20,000	Series 2013-C8, Class D 4.31%, 12/15/2048 (b)(f)	16,735
20,000	Morgan Stanley Capital I Trust Series 2006-T21, Class A4 5.16%, 10/12/2052 (b)	21,467
25,000	Series 2006-T21, Class AJ 5.27%, 10/12/2052 (b)	26,819
20,000	Series 2006-IQ11, Class B 5.85%, 10/15/2042 (b)	18,543
20,000	Series 2006-T23, Class A4 5.99%, 08/12/2041 (b)	22,156
30,000	Series 2007-IQ16, Class AMA 6.29%, 12/12/2049 (b)	33,797

Principal Amount ($)		Value ($)

NON-AGENCY COLLATERALIZED MORTGAGE-BACKED SECURITIES (continued)
30,000	Wachovia Bank Commercial Mortgage Trust Series 2006-C29, Class AM 5.34%, 11/15/2048	33,116
40,000	Series 2006-C23, Class AM 5.47%, 01/15/2045 (b)	43,406
50,000	Series 2006-C28, Class AM 5.60%, 10/15/2048 (b)	54,165
12,000	WF-RBS Commercial Mortgage Trust Series 2013-C15, Class D 4.64%, 08/15/2046 (b)(f)	10,183
20,000	Series 2013-C16, Class D 4.99%, 07/15/2046 (b)(f)	16,972
25,000	Series 2011-C4, Class D 5.42%, 06/15/2044 (b)(f)	25,070

	Total Non-Agency Collateralized Mortgage-Backed Securities (Cost $1,323,605)	1,329,466

SOVEREIGN BONDS - 0.9%
10,000	Chile Government International Bond 3.63%, 10/30/2042	8,175
22,000	El Salvador Government International Bond 7.65%, 06/15/2035 (f)	22,440
10,000	Hungary Government International Bond 4.13%, 02/19/2018	9,950
12,000	6.25%, 01/29/2020	12,870
2,000	7.63%, 03/29/2041 (g)	2,150
6,000	Mexico Government International Bond 5.75%, 10/12/2110	5,670
18,000	Mexico Government International Bond, MTN 4.75%, 03/08/2044	16,380
8,000	Panama Government International Bond 4.30%, 04/29/2053	6,220
6,000	6.70%, 01/26/2036	6,885
11,000	Peruvian Government International Bond 6.55%, 03/14/2037	13,063
200,000	Philippine Government International Bond 6.38%, 01/15/2032	235,000
16,000	Poland Government International Bond 3.00%, 03/17/2023 (g)	14,696
37,000	5.00%, 03/23/2022	39,886
4,000	6.38%, 07/15/2019	4,678
8,000	Romanian Government International Bond 4.38%, 08/22/2023 (f)	7,690
12,000	6.75%, 02/07/2022 (f)	13,727
4,257	Russian Foreign Bond - Eurobond 7.50%, 03/31/2030	5,025
21,000	South Africa Government International Bond 5.88%, 09/16/2025	22,139
100,000	Sri Lanka Government International Bond 6.25%, 10/04/2020 (f)	97,875
81,000	Turkey Government International Bond 6.88%, 03/17/2036	86,387

54	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of September 30, 2013	Highland Total Return Fund

Principal Amount ($)		Value ($)

Bonds & Notes (continued)

SOVEREIGN BONDS (continued)
18,492	Uruguay Government International Bond 4.50%, 08/14/2024	18,816
10,693	6.88%, 09/28/2025	12,511

	Total Sovereign Bonds (Cost $677,981)	662,233

U.S. GOVERNMENT AGENCIES - 0.2%
155,000	Federal Home Loan Mortgage Corp. 2.38%, 01/13/2022 (g)	151,142

	Total U.S. Government Agencies (Cost $160,091)	151,142

U.S. TREASURIES - 5.4%
1,264,400	U.S. Treasury Bonds 3.63%, 08/15/2043	1,249,978
1,317,700	4.50%, 02/15/2036	1,523,180
425,000	5.38%, 02/15/2031 (g)	542,174
62,800	U.S. Treasury Notes 0.38%, 08/31/2015	62,877
281,600	1.50%, 08/31/2018 (g)	283,503
610,600	1.75%, 05/15/2023 (g)	565,878

	Total U.S. Treasuries (Cost $4,354,538)	4,227,590

	Total Bonds & Notes (Cost $25,121,632)	24,846,415

Shares

Domestic Equity - 30.9%

COMMON STOCKS - 30.9%

AUTOMOBILES & COMPONENTS - 0.5%
16,000	Ford Motor Co. (g)	269,920
2,027	TRW Automotive Holdings Corp. (j)	144,545

		414,465

BANKS - 0.8%
18,019	Regions Financial Corp. (g)	166,856
10,818	Wells Fargo & Co.	447,000

		613,856

CAPITAL GOODS - 1.5%
1,276	Boeing Co. (The) (g)	149,930
676	Cummins, Inc. (g)	89,820
2,495	Deere & Co. (g)	203,068
4,372	Dover Corp. (g)	392,737
4,342	Honeywell International, Inc.	360,560

		1,196,115

CONSUMER DURABLES & APPAREL - 0.0%
104	MDC Holdings, Inc. (g)	3,121

CONSUMER SERVICES - 0.4%
3,160	Las Vegas Sands Corp. (g)	209,887
954	McDonald’s Corp.	91,785

		301,672

Shares		Value ($)

DIVERSIFIED FINANCIALS - 3.0%
2,684	American Express Co. (g)	202,696
3,178	Ameriprise Financial, Inc.	289,452
4,390	Charles Schwab Corp. (The) (g)	92,805
6,651	Citigroup, Inc.	322,640
6,649	CME Group, Inc.	491,228
1,334	Goldman Sachs Group, Inc. (The) (g)	211,052
7,309	JPMorgan Chase & Co.	377,802
878	McGraw Hill Financial, Inc.	57,588
4,565	State Street Corp. (g)	300,149

		2,345,412

ENERGY - 2.3%
2,832	Anadarko Petroleum Corp.	263,348
720	Cameron International Corp. (j)	42,026
4,018	Chevron Corp.	488,187
526	Exxon Mobil Corp.	45,257
4,655	Halliburton Co.	224,138
2,102	Hess Corp.	162,569
7,380	Marathon Oil Corp. (g)	257,414
3,322	Occidental Petroleum Corp.	310,740

		1,793,679

FOOD & STAPLES RETAILING - 0.3%
3,949	CVS Caremark Corp.	224,106

FOOD, BEVERAGE & TOBACCO - 1.9%
1,299	Altria Group, Inc.	44,621
4,977	Archer-Daniels-Midland Co.	183,353
4,865	Coca-Cola Enterprises, Inc.	195,622
883	Kraft Foods Group, Inc.	46,304
6,247	Mondelez International, Inc., Class A (g)	196,281
9,157	PepsiCo, Inc.	727,981
1,438	Philip Morris International, Inc.	124,516

		1,518,678

HEALTHCARE EQUIPMENT & SERVICES - 1.6%
3,454	Cardinal Health, Inc. (g)	180,126
4,038	DENTSPLY International, Inc. (g)	175,290
7,922	Express Scripts Holding Co. (g)(j)	489,421
1,082	Medtronic, Inc.	57,616
450	Stryker Corp. (g)	30,416
4,607	UnitedHealth Group, Inc. (g)	329,907

		1,262,776

HOUSEHOLD & PERSONAL PRODUCTS - 0.3%
1,444	Clorox Co. (The) (g)	118,004
600	Energizer Holdings, Inc. (g)	54,690
1,083	Kimberly-Clark Corp. (g)	102,040

		274,734

INSURANCE - 0.8%
4,926	American International Group, Inc. (g)	239,552
3,481	Hartford Financial Services Group, Inc. (g)	108,329
1,454	MetLife, Inc.	68,265
2,338	Prudential Financial, Inc. (g)	182,317

		598,463

See accompanying Notes to Financial Statements.	55

INVESTMENT PORTFOLIO (continued)

As of September 30, 2013	Highland Total Return Fund

Shares		Value ($)

Domestic Equity (continued)

COMMON STOCKS (continued)

MATERIALS - 0.7%
3,688	Monsanto Co.	384,916
487	PPG Industries, Inc.	81,358
727	Praxair, Inc. (g)	87,393

		553,667

MEDIA - 1.8%
1,502	CBS Corp., Class B	82,850
6,006	Comcast Corp., Class A	271,171
5,899	Comcast Corp., Special Class A (g)	255,840
2,985	Discovery Communications, Inc., Class C (g)(j)	233,188
5,706	Interpublic Group of Cos., Inc. (The)	98,029
1,607	Omnicom Group, Inc.	101,948
4,988	Time Warner, Inc. (g)	328,260

		1,371,286

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 3.4%
300	Actavis, Inc. (g)(j)	43,200
880	Alexion Pharmaceuticals, Inc. (j)	102,221
3,366	Amgen, Inc. (g)	376,790
1,870	Bristol-Myers Squibb Co. (g)	86,544
7,373	Gilead Sciences, Inc. (g)(j)	463,319
6,775	Johnson & Johnson	587,325
7,235	Merck & Co., Inc.	344,458
2,162	PerkinElmer, Inc. (g)	81,615
19,001	Pfizer, Inc.	545,519

		2,630,991

REAL ESTATE - 0.6%
3,660	American Tower Corp., REIT (g)	271,316
1,299	HCP, Inc., REIT	53,194
928	Rayonier, Inc., REIT	51,643
477	Simon Property Group, Inc., REIT	70,706

		446,859

RETAILING - 2.0%
492	Amazon.com, Inc. (j)	153,819
414	AutoZone, Inc. (g)(j)	175,010
5,442	Dick’s Sporting Goods, Inc. (g)	290,494
1,892	Dollar General Corp. (g)(j)	106,822
837	Genuine Parts Co. (g)	67,705
1,350	Home Depot, Inc. (The)	102,398
11,553	Lowe’s Cos., Inc.	550,038
2,252	Macy’s, Inc.	97,444

		1,543,730

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.5%
1,862	Analog Devices, Inc.	87,607
4,055	Applied Materials, Inc. (g)	71,125
3,844	Intel Corp.	88,104
2,389	Microchip Technology, Inc. (g)	96,253
1,350	Texas Instruments, Inc.	54,365

		397,454

Shares		Value ($)

SOFTWARE & SERVICES - 2.7%
6,320	eBay, Inc. (j)	352,593
480	Google, Inc., Class A (j)	420,437
1,455	International Business Machines Corp.	269,437
3,440	Intuit, Inc. (g)	228,106
3,830	Microsoft Corp.	127,577
6,338	Oracle Corp.	210,232
4,810	Paychex, Inc. (g)	195,478
1,579	Visa, Inc., Class A (g)	301,747

		2,105,607

TECHNOLOGY HARDWARE & EQUIPMENT - 3.8%
1,491	Apple, Inc.	710,834
25,887	Cisco Systems, Inc.	606,274
24,433	EMC Corp.	624,507
4,571	Hewlett-Packard Co. (g)	95,900
13,309	QUALCOMM, Inc.	896,494

		2,934,009

TELECOMMUNICATION SERVICES - 0.5%
3,948	AT&T, Inc. (g)	133,521
4,815	Verizon Communications, Inc. (g)	224,668

		358,189

TRANSPORTATION - 0.8%
11,171	CSX Corp.	287,542
155	Union Pacific Corp.	24,078
3,850	United Parcel Service, Inc., Class B (g)	351,774

		663,394

UTILITIES - 0.7%
6,006	AES Corp.	79,820
1,134	American Water Works Co., Inc.	46,811
4,655	Calpine Corp. (j)	90,447
1,766	Dominion Resources, Inc.	110,340
1,351	NextEra Energy, Inc.	108,296
2,027	NRG Energy, Inc. (g)	55,398
2,036	Southern Co. (The) (g)	83,842

		574,954

	Total Common Stocks (Cost $19,477,331)	24,127,217

PREFERRED STOCKS - 0.0%

BANKS - 0.0%
1,262	Wells Fargo & Co.	30,214

	Total Preferred Stocks (Cost $31,550)	30,214

	Total Domestic Equity (Cost $19,508,881)	24,157,431

Foreign Equity - 25.0%

COMMON STOCKS - 24.6%

AUTOMOBILES & COMPONENTS - 1.0%
5,600	Bridgestone Corp. (g)	204,026
18,000	Mazda Motor Corp. (j)	80,163
8,006	Toyota Motor Corp. (g)	511,568

		795,757

56	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of September 30, 2013	Highland Total Return Fund

Shares		Value ($)

Foreign Equity (continued)

COMMON STOCKS (continued)

BANKS - 2.3%
1,858	Bank of Yokohama, Ltd. (The) (g)	10,622
58,316	Barclays PLC	250,730
5,376	BNP Paribas SA	363,861
34,487	HSBC Holdings PLC	373,848
2,746	ICICI Bank, Ltd., ADR	83,698
40,641	Intesa Sanpaolo SpA	83,896
42,400	Mitsubishi UFJ Financial Group, Inc. (g)	270,928
8,378	Standard Chartered PLC	200,932
3,700	Sumitomo Mitsui Financial Group, Inc. (g)	178,920

		1,817,435

CAPITAL GOODS - 2.6%
2,350	ABB, Ltd.	55,589
1,690	Alfa Laval AB	40,809
4,171	Assa Abloy AB, Class B	191,566
3,146	Eaton Corp. PLC	216,571
2,012	European Aeronautic Defence and Space Co. NV	128,265
1,300	FANUC Corp. (g)	214,757
2,999	JGC Corp. (g)	108,193
11,000	Kubota Corp. (g)	158,848
2,737	Larsen & Toubro, Ltd., GDR	35,006
14,000	Mitsubishi Heavy Industries, Ltd. (g)	80,326
7,361	Safran SA	453,721
2,004	Schneider Electric SA	169,572
2,455	Vallourec SA	147,119

		2,000,342

COMMERCIAL & PROFESSIONAL SERVICES - 0.5%
2,673	Aggreko PLC	69,432
6,304	Brambles, Ltd.	53,699
9,317	Capita PLC	150,276
6,771	Experian PLC	129,058
841	Nielsen Holdings NV (g)	30,654

		433,119

CONSUMER DURABLES & APPAREL - 0.7%
3,756	Luxottica Group SpA	199,915
692	LVMH Moet Hennessy Louis Vuitton SA	136,387
3,832	Persimmon PLC	67,392
189	Swatch Group AG (The)	121,646

		525,340

DIVERSIFIED FINANCIALS - 0.5%
3,331	Deutsche Bank AG	153,036
7,671	Invesco, Ltd. (g)	244,705

		397,741

ENERGY - 2.3%
2,517	Cameco Corp. (g)	45,496
2,113	Cenovus Energy, Inc. (g)	63,191
7,200	Royal Dutch Shell PLC, Class A	237,857
1,454	Royal Dutch Shell PLC ADR	95,499

Shares		Value ($)

ENERGY (continued)
8,495	Schlumberger, Ltd.	750,618
11,114	Subsea 7 SA	230,993
1,463	Technip SA	171,878
3,109	Total SA (g)	180,524

		1,776,056

FOOD, BEVERAGE & TOBACCO - 1.1%
1,524	Anheuser-Busch InBev NV	151,793
9,846	Diageo PLC	313,311
634	Diageo PLC, ADR	80,569
4,918	Nestle SA	344,002

		889,675

HEALTHCARE EQUIPMENT & SERVICES - 1.0%
1,485	Cie Generale d’Optique Essilor International SA	159,809
7,388	Covidien PLC (g)	450,225
1,189	Fresenius SE & Co. KGaA	147,783

		757,817

HOUSEHOLD & PERSONAL PRODUCTS - 0.6%
5,420	Svenska Cellulosa AB, Class B	136,700
5,900	Unicharm Corp. (g)	344,530

		481,230

INSURANCE - 2.1%
3,030	ACE, Ltd. (g)	283,487
80,019	AIA Group, Ltd.	376,097
7,981	AXA SA	185,010
20,852	ING Groep NV (j)	235,718
12,163	Prudential PLC	226,710
9,300	Tokio Marine Holdings, Inc. (g)	303,760

		1,610,782

MATERIALS - 1.9%
6,863	BHP Billiton PLC	202,274
3,035	HeidelbergCement AG	234,216
1,801	Linde AG	356,912
4,786	LyondellBasell Industries NV, Class A	350,479
2,245	Rio Tinto PLC	109,903
488	Syngenta AG	199,355

		1,453,139

MEDIA - 0.7%
4,740	Liberty Global PLC, Series C (g)(j)	357,538
8,830	WPP PLC	181,601

		539,139

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 2.1%
3,400	Astellas Pharma, Inc. (g)	173,248
1,727	Bayer AG	203,759
2,554	CSL, Ltd.	152,840
12,307	GlaxoSmithKline PLC	310,409
3,707	GlaxoSmithKline PLC, ADR	185,980
1	Mallinckrodt PLC (j)	44
1,195	Novartis AG, ADR	91,668
1,432	Roche Holding AG	386,248
1,542	Sanofi	156,487

		1,660,683

See accompanying Notes to Financial Statements.	57

INVESTMENT PORTFOLIO (continued)

As of September 30, 2013	Highland Total Return Fund

Shares		Value ($)

Foreign Equity (continued)

COMMON STOCKS (continued)

REAL ESTATE - 0.6%
7,000	Mitsubishi Estate Co., Ltd. (g)	206,594
7,330	Mitsui Fudosan Co., Ltd.	246,138

		452,732

RETAILING - 0.7%
378	Fast Retailing Co., Ltd. (g)	141,955
18,480	Kingfisher PLC	115,486
17,200	Rakuten, Inc.	260,301

		517,742

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.5%
143	Samsung Electronics Co., Ltd.	181,898
13,433	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	227,823

		409,721

SOFTWARE & SERVICES - 1.3%
4,048	Baidu, Inc., ADR (g)(j)	628,169
1,367	Cap Gemini SA	81,364
3,681	SAP AG	272,409

		981,942

TECHNOLOGY HARDWARE & EQUIPMENT - 0.8%
4,525	Hexagon AB, Class B	136,530
2,500	Murata Manufacturing Co., Ltd. (g)	190,828
21,440	Telefonaktiebolaget LM Ericsson, Class B	285,395

		612,753

TELECOMMUNICATION SERVICES - 0.8%
5,400	Softbank Corp. (g)	373,666
80,801	Vodafone Group PLC	282,634

		656,300

TRANSPORTATION - 0.3%
1,300	East Japan Railway Co. (g)	111,817
24,592	International Consolidated Airlines Group SA (j)	134,725

		246,542

UTILITIES - 0.2%
12,148	National Grid PLC	143,707

	Total Common Stocks (Cost $15,759,370)	19,159,694

PREFERRED STOCKS - 0.4%

AUTOMOBILES & COMPONENTS - 0.4%
1,271	Volkswagen AG	299,795

	Total Preferred Stocks (Cost $251,393)	299,795

	Total Foreign Equity (Cost $16,010,763)	19,459,489

Shares		Value ($)

Exchange-Traded Funds - 3.7%
2,839	Financial Select Sector SPDR Fund, ETF	56,554
5,015	Industrial Select Sector SPDR Fund, ETF (g)	232,545
64,797	Vanguard FTSE Emerging Markets, ETF (g)	2,599,008

	Total Exchange-Traded Funds (Cost $2,896,421)	2,888,107

Units

Rights (j) - 0.0%

BANKS - 0.0%
14,578	Barclays PLC	19,063

	Total Rights (Cost $ — )	19,063

Shares

INVESTMENT COMPANIES (k) - 24.1%
18,779,478	State Street Navigator Prime Securities Lending Portfolio	18,779,478

	Total Investment Companies (Cost $18,779,478)	18,779,478

Total Investments - 115.6%		90,149,983

(Cost of $82,317,175)
Other Assets & Liabilities, Net - (15.6)%		(12,170,177)

Net Assets - 100.0%		77,979,806

(a)	Interest only security (“IO”). These types of securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.
(b)	Variable or floating rate security. The interest rate shown reflects the rate in effect September 30, 2013.
(c)	Principal only security (“PO”). These types of securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the “principal only” holder.
(d)	Securities are grouped by coupon and represent a range of maturities.
(e)	Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.
(f)	Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At September 30, 2013, these securities amounted to $3,515,098 or 4.5% of net assets.
(g)	Securities (or a portion of securities) on loan. As of September 30, 2013, the market value of securities loaned was $18,342,841. The loaned securities were secured with cash and securities collateral of $18,893,227. Collateral is calculated based on prior day’s prices. See Note 5.
(h)	Perpetual maturity. Maturity date presented represents the next call date.
(i)	Security purchased on a when-issued basis. As of September 30, 2013, assets with a total aggregate market value of $110,907, or 0.10% of net assets, were purchased on a when-issued basis.
(j)	Non-income producing security.
(k)	Represents investments of cash collateral received in connection with securities lending.

58	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of September 30, 2013	Highland Total Return Fund

Glossary:

ADR	American Depositary Receipt
ARM	Adjustable Rate Mortgage
ETF	Exchange-Traded Fund
GDR	Global Depositary Receipt
MTN	Medium-Term Note
PLC	Public Limited Company
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
SPDR	Standard & Poor’s Depositary Receipt
STRIPS	Separate Trading of Registered Interest and Principal of Security

The Fund had the following futures contracts, brokered by Royal Bank of Scotland, for which $384,000 was pledged as collateral, open at September 30, 2013:

Description	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Long Futures:
2 Yr. U.S. Treasury Notes	December 2013	7	$1,541,860	$3,813
5 Yr. U.S. Treasury Notes	December 2013	22	2,663,031	31,232
Euro STOXX 50 Index	December 2013	2	77,943	20
FTSE 100 Index	December 2013	2	208,239	(4,103)
S&P 500 Emini Index	December 2013	9	753,435	(7,133)
S&P MidCap 400 Emini Index	December 2013	21	2,605,260	18,736
TOPIX Index	December 2013	1	121,936	355

				42,920

Short Futures:
10 Yr. U.S. Treasury Notes	December 2013	17	2,148,641	(23,413)
30 Yr. U.S. Treasury Bonds	December 2013	14	1,867,250	(31,594)
Ultra Long U.S. Treasury Bonds	December 2013	11	1,563,031	(14,868)

				(69,875)

				$(26,955)

The Fund invested in the following countries as of September 30, 2013 (unaudited):

Country	Percentage (based on Total Investments)
United States	73.6%
Japan	4.7%
United Kingdom	4.7%
France	2.6%
Germany	1.9%
Switzerland	1.7%
Netherlands	1.1%
Others (each less than 1.08%	9.7%

100.0%

Industry	Domestic	Foreign	Percentage (based on Total Investments)
Energy	2.9%	3.3%	6.2%
Pharmaceuticals, Biotechnology & Life Sciences	3.3%	1.9%	5.2%
Diversified Financials	3.7%	0.8%	4.5%
Banks	1.1%	3.1%	4.2%
Capital Goods	1.9%	2.3%	4.2%
Technology Hardware & Equipment	3.4%	0.7%	4.1%
Software & Services	2.6%	1.1%	3.7%
Food, Beverage & Tobacco	2.2%	1.1%	3.3%
Materials	0.9%	2.0%	2.9%
Healthcare Equipment & Services	2.1%	0.8%	2.9%
Insurance	1.0%	1.8%	2.8%
Retailing	2.0%	0.6%	2.6%
Media	1.9%	0.6%	2.5%
Telecommunication Services	0.9%	1.1%	2.0%
Automobiles & Components	0.5%	1.2%	1.7%
Utilities	1.2%	0.3%	1.5%
Real Estate	0.6%	0.5%	1.1%
Transportation	0.8%	0.3%	1.1%
Others (each less than 1.0%)			3.9%

			60.4%

Sector
Agency Mortgage-Backed Securities	7.8%	0.0%	7.8%
U.S. Treasuries	4.7%	0.0%	4.7%
Non-Agency Collateralized-Backed Securities	1.5%	0.0%	1.5%
Others (each less than 1.0%)			1.6%

			15.6%

Investment Company	20.8%	0.0%	20.8%
Exchange-Traded Funds	3.2%	0.0%	3.2%

			24.0%

			100.0%

See accompanying Notes to Financial Statements.	59

INVESTMENT PORTFOLIO

As of September 30, 2013	Highland Tax-Exempt Fund

Principal Amount ($)		Value ($)

Municipal Bonds & Notes - 97.1%

ALASKA - 1.7%
500,000	Alaska Housing Finance Corp. 5.00%, 12/01/2027	545,060

CALIFORNIA - 9.7%
1,000,000	California State Department of Water Resources 5.00%, 12/01/2021	1,206,440
1,160,000	Los Angeles, CA Harbor Department 5.00%, 08/01/2026	1,281,197
33,000	Sacramento, CA Municipal Utility District 6.80%, 10/01/2019	38,739
500,000	State of California 5.25%, 04/01/2035	531,675

		3,058,051

COLORADO - 2.6%
230,000	Metro Wastewater Reclamation District, CO 5.00%, 04/01/2027	258,396
500,000	Regional Transportation District, CO 5.00%, 11/01/2027	561,190

		819,586

CONNECTICUT - 7.3%
500,000	South Central Connecticut Regional Water Authority Insured: GO OF AUTH 5.00%, 08/01/2033	528,845
500,000	State of Connecticut 5.00%, 01/01/2022	581,620
1,000,000	Town of Fairfield, CT 5.00%, 01/01/2021	1,191,690

		2,302,155

DISTRICT OF COLUMBIA - 3.2%
500,000	District of Columbia 5.00%, 04/01/2030 (a)	554,980
500,000	5.00%, 10/01/2030	467,905

		1,022,885

FLORIDA - 1.2%
55,000	City of Gainesville, FL Utilities System 8.13%, 10/01/2014	57,042
250,000	City of Tampa, FL 5.00%, 10/01/2027	278,350
50,000	State of Florida 10.00%, 07/01/2014	53,596

		388,988

GEORGIA - 7.3%
500,000	City of Atlanta, GA Water & Wastewater Insured: AGM 5.75%, 11/01/2030	588,390
1,000,000	Municipal Electric Authority of Georgia 5.25%, 01/01/2019	1,164,260
500,000	State of Georgia 4.50%, 01/01/2029	541,680

		2,294,330

Principal Amount ($)		Value ($)

HAWAII - 4.1%
1,135,000	State of Hawaii Airports System 5.25%, 07/01/2024	1,300,267

INDIANA - 2.6%
500,000	Indiana Municipal Power Agency 5.50%, 01/01/2027	558,415
240,000	Indiana Toll Road Commission 9.00%, 01/01/2015	255,307

		813,722

KENTUCKY - 1.7%
500,000	Kentucky State Property & Building Commission Insured: AGC 5.25%, 02/01/2027	541,410

MAINE - 1.8%
500,000	Maine Health & Higher Educational Facilities Authority Insured: ST RES FD GTY 5.25%, 07/01/2021	567,880

MARYLAND - 4.7%
750,000	County of Montgomery, MD 5.00%, 07/01/2021	902,310
500,000	State of Maryland 5.00%, 11/01/2018	588,730

		1,491,040

MICHIGAN - 1.6%
500,000	Lansing Board of Water & Light, MI 5.00%, 07/01/2037	513,530

MINNESOTA - 2.0%
500,000	St Paul Port Authority 5.00%, 12/01/2022	585,240
55,000	Western Minnesota Municipal Power Agency 6.63%, 01/01/2016	58,971

		644,211

MISSISSIPPI - 1.7%
500,000	State of Mississippi 5.50%, 09/01/2014	523,875

MISSOURI - 7.2%
1,500,000	Missouri Highway & Transportation Commission 5.00%, 05/01/2021	1,764,915
500,000	Missouri Joint Municipal Electric Utility Commission 5.75%, 01/01/2029	520,205

		2,285,120

NEW JERSEY - 0.9%
100,000	Atlantic County Improvement Authority Insured: NATL-RE 7.40%, 07/01/2016	108,434
20,000	New Jersey State Turnpike Authority Insured: AMBAC-TCRS 6.50%, 01/01/2016	22,651

60	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of September 30, 2013	Highland Tax-Exempt Fund

Principal Amount ($)		Value ($)

Municipal Bonds & Notes (continued)

NEW JERSEY (continued)
20,000	Insured: AMBAC-TCRS 6.50%, 01/01/2016	22,530
15,000	Insured: AMBAC-TCRS 6.50%, 01/01/2016	17,006
120,000	Insured: AMBAC-TCRS-BNY 6.50%, 01/01/2016	126,372

		296,993

NEW MEXICO - 1.8%
500,000	New Mexico Finance Authority 5.00%, 06/15/2018	582,085

NEW YORK - 11.2%
500,000	Brooklyn Arena Local Development Corp., NY 6.00%, 07/15/2030	527,460
500,000	New York City, NY Municipal Water Finance Authority 5.00%, 06/15/2034	534,860
500,000	New York State Dormitory Authority 6.50%, 12/01/2021	519,880
255,000	7.38%, 07/01/2016	276,652
1,000,000	New York State Urban Development Corp. 5.50%, 01/01/2019	1,179,950
500,000	Westchester County Healthcare Corp., NY 5.00%, 11/01/2030	500,310

		3,539,112

NORTH CAROLINA - 3.6%
500,000	City of Charlotte, NC 5.00%, 06/01/2023	579,570
500,000	North Carolina Turnpike Authority 5.00%, 07/01/2029	548,335

		1,127,905

OHIO - 1.6%
500,000	City of Cleveland, OH Airport System 5.00%, 01/01/2031	498,815

PENNSYLVANIA - 4.4%
250,000	City of Philadelphia, PA Gas Works Insured: NATL-RE 7.00%, 05/15/2020	301,608
500,000	Pennsylvania Turnpike Commission 0.00%, 12/01/2034 (b)	469,955
500,000	5.00%, 12/01/2032	512,425
105,000	Pittsburgh, PA Water & Sewer Authority Insured: FGIC 7.25%, 09/01/2014	111,765

		1,395,753

RHODE ISLAND - 1.7%
500,000	Rhode Island Health & Educational Building Corp. 6.25%, 09/15/2034	543,275

Principal Amount ($)		Value ($)

SOUTH CAROLINA - 5.4%
1,000,000	Georgetown County School District, SC Insured: SCSDE 5.00%, 03/01/2018	1,147,000
500,000	Piedmont Municipal Power Agency, SC Insured: ACG 5.75%, 01/01/2034	551,445

		1,698,445

TENNESSEE - 1.8%
500,000	County of Shelby, TN 5.00%, 03/01/2021	583,275

TEXAS - 4.3%
500,000	City of Houston, TX Utility System 5.25%, 11/15/2031	551,370
750,000	State of Texas 5.00%, 04/01/2028	803,722

		1,355,092

	Total Municipal Bonds & Notes (Cost $29,287,089)	30,732,860

Total Investments - 97.1%		30,732,860

(Cost $29,287,089)
Other Assets & Liabilities, Net - 2.9%		922,921

Net Assets - 100.0%		31,655,781

(a)	Variable or floating rate security. The interest rate shown reflects the rate in effect September 30, 2013.
(b)	Convertible Capital Appreciation Bonds initially pay no interest but accrete in value from the date of issuance through the conversion date, at which time the bonds start to accrue and pay interest on a semi-annual basis until final maturity.

Glossary:

AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
BNY	The Bank of New York Mellon Corp.
FGIC	Financial Guaranty Insurance Corp.
GO OF AUTH	General Obligation of Authority
NATL-RE	National Public Finance Guarantee Corp.
SCSDE	South Carolina School State Department of Education
ST RES FD GTY	State Resource Fund Guaranty
TCRS	Temporary Custodial Receipts

See accompanying Notes to Financial Statements.	61

INVESTMENT PORTFOLIO

As of September 30, 2013	Highland Fixed Income Fund

Principal Amount ($)		Value ($)

Bonds & Notes - 99.4%

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS - 1.1%
116,170	Federal Home Loan Mortgage Corp. REMIC Series 2412, Class OF 1.13%, 12/15/2031 (a)	118,386
68,797	Series 3862, Class MI 3.50%, 11/15/2024 (b)	3,961
194,027	Series 3977, Class AI 3.50%, 09/15/2029 (b)	19,954
180,619	Series 3983, Class EI 3.50%, 11/15/2030 (b)	23,874
898,145	Series 4122, Class CI 3.50%, 10/15/2042 (b)	145,473
849,896	Series 4122, Class AI 3.50%, 10/15/2042 (b)	137,658
3,128	Series 2645, Class BI 4.50%, 02/15/2018 (b)	53
43,601	Series 2643, Class IM 4.50%, 03/15/2018 (b)	1,900
9,673	Series 2781, Class IC 5.00%, 05/15/2018 (b)	185
33,890	Series 2763, Class JI 5.00%, 10/15/2018 (b)	1,615
16,610	Series 3536, Class IP 5.00%, 02/15/2038 (b)	1,254
64,671	Series 2631, Class DI 5.50%, 06/15/2033 (b)	9,539
193,440	Series 3806, Class DS 6.42%, 08/15/2025 (a)(b)	28,518
5,787	Series 2126, Class YI 6.50%, 02/15/2014 (b)	46
1,376	Series 1980, Class IO 7.50%, 07/15/2027 (b)	258
324	Series 33, Class D 8.00%, 04/15/2020	352
928	Federal Home Loan Mortgage Corp. STRIPS Series 186, Class PO 0.00%, 08/01/2027 (c)	853
1,622	Series 147, Class IO 8.00%, 02/01/2023 (b)	288
1,914	Series 171, Class IO 8.00%, 07/01/2024 (b)	404
877,264	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities Series T-58, Class AIO 0.08%, 09/25/2043 (a)(b)	8,052
1,166	Federal National Mortgage Assoc. REMIC Series G92-68, Class B 0.00%, 12/25/2022 (c)	1,138
3,063,306	Series 2003-35, Class QA 0.10%, 05/25/2018 (a)(b)	4,212
180,866	Series 2003-89, Class IO 1.23%, 12/25/2042 (a)(b)	8,600
8,959	Series 2013-65, Class PM 2.50%, 05/25/2043	8,896
1,609,003	Series 2012-152, Class IP 3.50%, 08/25/2042 (b)	240,233

Principal Amount ($)		Value ($)

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
251,401	Series 2012-145, Class JI 3.50%, 09/25/2042 (b)	46,665
1,181,361	Series 2013-14, Class IG 4.00%, 03/25/2043 (b)	205,064
360,855	Series 2010-16, Class PA 4.50%, 02/25/2040	385,920
1,535	Series 2003-79, Class HI 5.00%, 10/25/2022 (b)	3
25,288	Series 2003-61, Class IJ 5.00%, 02/25/2032 (b)	636
216,513	Series 2010-16, Class PI 5.00%, 02/25/2040 (b)	29,265
24,701	Series 2010-21, Class PI 5.00%, 02/25/2040 (b)	2,903
299,063	Series 2010-98, Class DI 5.00%, 09/25/2040 (b)	31,952
72,945	Series 2008-61, Class SB 5.82%, 07/25/2038 (a)(b)	9,157
5	Federal National Mortgage Assoc. STRIPS Series 1992-77, Class K 0.00%, 05/25/2022 (c)	131
75,434	Series 354, Class 1 0.00%, 12/01/2034 (c)	70,323
65,299	Series 362, Class 2 4.50%, 08/01/2035 (b)	10,333
60,802	Series 378, Class 1 4.50%, 01/01/2036 (b)	9,399
43,217	Series 387, Class 2 5.00%, 03/25/2038 (b)	7,331
33,288	Series 387, Class 1 5.00%, 05/25/2038 (b)	4,438
16,702	Series 346, Class 2 5.50%, 12/01/2033 (b)	2,882
26,368	Series 356, Class 21 6.00%, 01/01/2035 (b)	4,634
21,397	Series 356, Class 17 6.00%, 01/01/2035 (b)	3,858
12,345	Series 252, Class 2 7.50%, 11/01/2023 (b)	1,881
940	Series 237, Class 2 8.00%, 08/01/2023 (b)	174
5,949	Series 264, Class 2 8.00%, 07/01/2024 (b)	1,104
295	Series 12, Class 2 8.50%, 03/01/2017 (b)	29
684	Series 7, Class 2 8.50%, 04/01/2017 (b)	73
106	Series 28, Class 2 8.50%, 01/01/2018 (b)	11
909	Series 150, Class 2 8.50%, 07/25/2022 (b)	167
889	Series 163, Class 2 8.50%, 07/25/2022 (b)	90
1,120	Series 137, Class 2 9.00%, 05/25/2022 (b)	226
167,886	Government National Mortgage Assoc. Series 2011-51, Class NI 4.50%, 10/20/2037 (b)	19,346

62	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of September 30, 2013	Highland Fixed Income Fund

Principal Amount ($)		Value ($)

Bonds & Notes (continued)

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
162,449	Series 2010-101, Class GI 4.50%, 02/20/2038 (b)	15,093
84,332	Series 2009-118, Class YI 4.50%, 05/20/2038 (b)	8,080
183,794	Series 2010-130, Class PI 4.50%, 08/16/2039 (b)	27,904
99,200	Series 2010-75, Class KI 5.00%, 12/20/2035 (b)	5,051
126,259	Series 2010-42, Class IA 5.00%, 10/20/2037 (b)	11,117
100,263	Series 2010-2, Class QI 5.00%, 01/20/2038 (b)	11,264
104,149	Series 2009-103, Class IT 5.00%, 09/20/2038 (b)	15,040

	Total Agency Collateralized Mortgage Obligations (Cost $1,496,909)	1,707,246

AGENCY MORTGAGE-BACKED SECURITIES - 28.7%
17,771	Federal Home Loan Mortgage Corp. 4.50%, 06/01/2033 - 02/01/2035 (d)	18,989
550,513	5.00%, 07/01/2035 - 06/01/2041 (d)	600,656
279,495	5.50%, 05/01/2020 - 04/01/2039 (d)	302,830
542,000	6.00%, 04/01/2017 - 11/01/2037 (d)	596,897
4,064	6.50%, 07/01/2029 - 04/01/2031 (d)	4,511
141,203	7.00%, 10/01/2016 - 08/01/2036 (d)	160,959
97,610	7.50%, 01/01/2027 - 09/01/2033 (d)	104,188
13,015	8.00%, 11/01/2030	15,036
46,185	8.50%, 05/01/2020 - 04/01/2030 (d)	49,284
2,124	9.00%, 12/01/2016	2,286
133	9.50%, 04/01/2021	152
125,514	Federal National Mortgage Assoc. 1.79%, ARM (a)	129,787
10,269	2.01%, ARM (a)	10,700
124,224	2.17%, ARM (a)	131,037
85,052	2.28%, ARM (a)	91,114
1,148	2.35%, ARM (a)	1,196
32,337	2.36%, ARM (a)	33,972
19,846	2.40%, ARM (a)	20,243
21,999	2.42%, ARM (a)	23,215
698	2.52%, ARM (a)	704
8,433,584	3.00%, 01/01/2043 - 06/01/2043 (d)	8,254,975
5,932,761	3.50%, 11/01/2042 - 06/01/2043 (d)	6,052,450
788,014	4.00%, 05/01/2019 - 03/01/2041 (d)	829,016
3,980,000	4.00%, TBA (e)	4,175,890
2,687,772	4.50%, 05/01/2018 - 04/01/2041 (d)	2,877,684
4,055,000	4.50%, TBA (e)	4,331,881
993,165	5.00%, 07/01/2020 - 06/01/2041 (d)	1,089,907
726,000	5.00%, TBA (e)	787,370
1,027,202	5.50%, 03/01/2014 - 01/01/2039 (d)	1,120,255
976,910	6.00%, 09/01/2014 - 07/01/2035 (d)	1,082,272
2,300,000	6.00%, TBA (e)	2,515,985
153,270	6.50%, 08/01/2017 - 08/01/2036 (d)	170,278
448,019	7.00%, 03/01/2015 - 04/01/2036 (d)	498,264
363,320	7.50%, 02/01/2015 - 05/01/2034 (d)	404,779
136,625	8.00%, 07/01/2015 - 11/01/2033 (d)	142,899
123,237	8.50%, 02/01/2018 - 07/01/2031 (d)	132,370
29,253	9.00%, 12/01/2017 - 12/01/2024 (d)	30,854

Principal Amount ($)		Value ($)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
11,066	9.50%, 09/01/2021	11,430
58,089	9.75%, 02/01/2021	66,105
1,700,000	Government National Mortgage Assoc. 3.00%, TBA (e)	1,676,359
3,151,013	3.50%, 05/20/2043	3,256,627
3,854,577	4.00%, 01/20/2041 - 04/20/2043 (d)	4,097,038
768,812	4.50%, 08/15/2033 - 03/20/2041 (d)	831,582
121,779	6.00%, 04/15/2027 - 09/15/2036 (d)	136,223
113,851	6.50%, 04/15/2019 - 08/15/2036 (d)	128,201
156,025	7.00%, 12/15/2018 - 10/15/2036 (d)	174,923
155,473	7.50%, 12/15/2018 - 11/15/2031 (d)	163,213
33,895	8.00%, 07/15/2017 - 02/15/2030 (d)	34,683
978	8.50%, 10/15/2022	984
21,066	9.00%, 11/15/2016 - 12/15/2021 (d)	22,796

	Total Agency Mortgage-Backed Securities (Cost $47,019,097)	47,395,049

ASSET-BACKED SECURITIES - 1.3%
150,000	Ford Credit Auto Lease Trust Series 2013-A, Class C 1.28%, 06/15/2016	148,698
150,000	Ford Credit Auto Owner Trust Series 2012-A, Class C 2.40%, 11/15/2017	154,982
208,333	Hertz Vehicle Financing LLC Series 2010-1A, Class B1 5.02%, 02/25/2015 (f)	210,281
1,575,000	Series 2009-2A, Class A2 5.29%, 03/25/2016 (f)	1,660,489

	Total Asset-Backed Securities (Cost $2,092,579)	2,174,450

CORPORATE BONDS & NOTES - 29.0%

AUTOMOBILES & COMPONENTS - 0.2%
147,000	American Axle & Manufacturing, Inc. 6.25%, 03/15/2021 (g)	152,145
43,000	7.75%, 11/15/2019	48,160
80,000	Dana Holding Corp. 5.38%, 09/15/2021	79,000

		279,305

BANKS - 1.7%
221,000	Bank of America Corp. 3.88%, 03/22/2017 (g)	235,245
208,000	4.10%, 07/24/2023	207,121
185,000	5.75%, 12/01/2017	208,891
388,000	Bank of America Corp., MTN 2.00%, 01/11/2018	381,967
358,000	3.30%, 01/11/2023	336,019
216,000	Santander Holdings USA, Inc. 3.45%, 08/27/2018	220,844
124,000	SunTrust Bank 2.75%, 05/01/2023	112,950
349,000	U.S. Bancorp 3.44%, 02/01/2016	364,943
215,000	Union Bank NA 2.63%, 09/26/2018	217,462

See accompanying Notes to Financial Statements.	63

INVESTMENT PORTFOLIO (continued)

As of September 30, 2013	Highland Fixed Income Fund

Principal Amount ($)		Value ($)

Bonds & Notes (continued)

CORPORATE BONDS & NOTES (continued)

BANKS (continued)
229,000	Wells Fargo & Co. 1.25%, 07/20/2016	229,258
377,000	3.45%, 02/13/2023	353,552

		2,868,252

CAPITAL GOODS - 1.9%
206,000	AAR Corp. 7.25%, 01/15/2022 (f)	215,785
198,000	ABB Finance USA, Inc. 1.63%, 05/08/2017 (g)	198,416
70,000	Amsted Industries, Inc. 8.13%, 03/15/2018 (f)	74,550
96,000	Cargill, Inc. 6.00%, 11/27/2017 (f)	110,742
58,000	Case New Holland, Inc. 7.88%, 12/01/2017	67,715
263,000	Caterpillar, Inc. 1.50%, 06/26/2017 (g)	261,816
213,000	DigitalGlobe, Inc. 5.25%, 02/01/2021 (f)(g)	204,480
303,000	Eaton Corp. 1.50%, 11/02/2017 (f)	299,030
228,000	2.75%, 11/02/2022 (f)	212,892
229,000	Erickson Air-Crane, Inc. 8.25%, 05/01/2020 (f)(g)	225,279
62,000	JB Poindexter & Co., Inc. 9.00%, 04/01/2022 (f)	65,410
366,000	Kratos Defense & Security Solutions, Inc. 10.00%, 06/01/2017	399,855
321,000	Northrop Grumman Corp. 1.75%, 06/01/2018	315,406
107,000	4.75%, 06/01/2043	101,347
321,000	Roper Industries, Inc. 2.05%, 10/01/2018	315,227
81,000	Textron, Inc. 6.20%, 03/15/2015 (g)	86,561

		3,154,511

COMMERCIAL & PROFESSIONAL SERVICES - 0.3%
112,000	Catholic Health Initiatives 2.95%, 11/01/2022	104,235
71,000	4.35%, 11/01/2042	64,513
141,000	Service Corp. International 4.50%, 11/15/2020	134,302
210,000	United Rentals North America, Inc. 5.75%, 07/15/2018 (g)	221,550

		524,600

CONSUMER DURABLES & APPAREL - 0.4%
271,000	D.R. Horton, Inc. 4.38%, 09/15/2022	247,965
200,000	Levi Strauss & Co. 7.63%, 05/15/2020 (g)	216,500
211,000	RSI Home Products, Inc. 6.88%, 03/01/2018 (f)	218,912

		683,377

Principal Amount ($)		Value ($)

CONSUMER SERVICES - 0.5%
84,000	Cedar Fair LP 5.25%, 03/15/2021 (f)(g)	80,535
233,000	CityCenter Holdings LLC 7.63%, 01/15/2016	245,232
274,000	Host Hotels & Resorts LP 3.75%, 10/15/2023	254,147
151,000	Vail Resorts, Inc. 6.50%, 05/01/2019 (g)	160,815
109,000	Wynn Las Vegas LLC 5.38%, 03/15/2022 (g)	110,090

		850,819

DIVERSIFIED FINANCIALS - 3.8%
160,000	American Express Co. 2.65%, 12/02/2022	147,248
142,000	Caterpillar Financial Services Corp., MTN 1.25%, 11/06/2017 (g)	139,514
216,000	Citigroup, Inc. 1.25%, 01/15/2016	215,956
217,000	1.75%, 05/01/2018	210,692
259,000	3.50%, 05/15/2023	234,187
166,000	5.00%, 09/15/2014	172,297
167,000	6.68%, 09/13/2043	180,447
108,000	CME Group, Inc. 5.30%, 09/15/2043	111,825
128,000	CNH Capital LLC 3.88%, 11/01/2015 (g)	132,480
214,000	Daimler Finance North America LLC 1.88%, 01/11/2018 (f)	212,086
150,000	2.38%, 08/01/2018 (f)	150,409
400,000	Ford Motor Credit Co. LLC 5.88%, 08/02/2021	445,357
59,000	Goldman Sachs Capital I 6.35%, 02/15/2034 (g)	57,279
267,000	Goldman Sachs Group, Inc. (The) 2.38%, 01/22/2018	265,376
229,000	2.90%, 07/19/2018	231,097
208,000	3.63%, 01/22/2023 (g)	199,289
153,000	6.75%, 10/01/2037	160,159
92,000	Hyundai Capital America 1.63%, 10/02/2015 (f)	92,192
219,000	2.13%, 10/02/2017 (f)	218,670
93,000	Jefferies Group LLC 5.13%, 01/20/2023 (g)	93,902
75,000	6.50%, 01/20/2043	74,438
268,000	John Deere Capital Corp., MTN 3.15%, 10/15/2021 (g)	267,767
446,000	JPMorgan Chase & Co. 3.20%, 01/25/2023 (g)	418,068
108,000	3.38%, 05/01/2023	98,137
109,000	5.15%, 05/01/2023 (a)(g)(h)	95,920
108,000	5.63%, 08/16/2043	107,654
109,000	6.00%, 08/01/2023 (a)(g)(h)	102,733
120,000	Morgan Stanley 2.13%, 04/25/2018 (g)	117,084
147,000	4.75%, 03/22/2017	158,846
306,000	4.88%, 11/01/2022	306,718
429,000	Morgan Stanley, MTN 5.55%, 04/27/2017	475,780

64	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of September 30, 2013	Highland Fixed Income Fund

Principal Amount ($)		Value ($)

Bonds & Notes (continued)

CORPORATE BONDS & NOTES (continued)

DIVERSIFIED FINANCIALS (continued)
388,000	NYSE Euronext 2.00%, 10/05/2017	388,824

		6,282,431

ENERGY - 3.3%
178,000	Anadarko Petroleum Corp. 6.20%, 03/15/2040 (g)	200,179
82,000	Atlas Pipeline Partners LP 4.75%, 11/15/2021 (f)	74,518
208,000	Chesapeake Energy Corp. 3.25%, 03/15/2016	209,820
332,000	DCP Midstream Operating LP 3.88%, 03/15/2023	302,676
83,000	Denbury Resources, Inc. 6.38%, 08/15/2021 (g)	88,602
67,000	8.25%, 02/15/2020	73,868
100,000	Empresa Nacional del Petroleo 4.75%, 12/06/2021 (f)	98,851
73,000	Energy Transfer Equity LP 7.50%, 10/15/2020	78,475
394,000	Energy Transfer Partners LP 3.60%, 02/01/2023	367,720
259,000	6.50%, 02/01/2042	274,318
143,000	Enterprise Products Operating LLC 4.45%, 02/15/2043	126,995
346,000	Forest Oil Corp. 7.25%, 06/15/2019	347,730
109,000	Kinder Morgan Energy Partners LP 2.65%, 02/01/2019	108,383
265,000	3.50%, 09/01/2023 (g)	247,578
326,000	4.15%, 02/01/2024	320,548
606,000	Linn Energy LLC 6.25%, 11/01/2019 (f)(g)	574,185
79,000	8.63%, 04/15/2020 (g)	82,061
162,000	Nabors Industries, Inc. 5.10%, 09/15/2023 (f)	164,876
10,000	Newfield Exploration Co. 5.63%, 07/01/2024	9,725
96,000	5.75%, 01/30/2022	96,240
100,000	Petronas Capital, Ltd. 7.88%, 05/22/2022 (f)	127,404
112,000	Plains Exploration & Production Co. 6.50%, 11/15/2020	120,298
96,000	Range Resources Corp. 5.75%, 06/01/2021 (g)	101,280
56,000	Rockies Express Pipeline LLC 3.90%, 04/15/2015 (f)	56,000
134,000	Rowan Cos., Inc. 5.40%, 12/01/2042	121,498
120,000	Sabine Pass Liquefaction LLC 5.63%, 02/01/2021 (f)	118,050
214,000	Unit Corp. 6.63%, 05/15/2021	220,420
93,000	Valero Energy Corp. 6.63%, 06/15/2037	101,324
381,000	Williams Cos., Inc. (The) 3.70%, 01/15/2023 (g)	344,755

Principal Amount ($)		Value ($)

ENERGY (continued)
211,000	WPX Energy, Inc. 5.25%, 01/15/2017	223,660

		5,382,037

FOOD & STAPLES RETAILING - 0.4%
190,000	American Seafoods Group LLC 10.75%, 05/15/2016 (f)	198,550
409,000	Ingles Markets, Inc. 5.75%, 06/15/2023 (f)(g)	395,708

		594,258

FOOD, BEVERAGE & TOBACCO - 1.9%
108,000	Altria Group, Inc. 2.95%, 05/02/2023	98,704
108,000	4.50%, 05/02/2043 (g)	93,761
143,000	Anheuser-Busch InBev Finance, Inc. 2.63%, 01/17/2023	133,447
309,000	Anheuser-Busch InBev Worldwide, Inc. 2.50%, 07/15/2022	286,416
72,000	5.38%, 11/15/2014	75,912
64,000	Archer-Daniels-Midland Co. 4.02%, 04/16/2043	56,517
119,000	Coca-Cola Co. (The) 3.30%, 09/01/2021	121,983
210,000	Constellation Brands, Inc. 7.25%, 09/01/2016	239,925
642,000	Diageo Investment Corp. 2.88%, 05/11/2022	618,781
207,000	Hawk Acquisition Sub, Inc. 4.25%, 10/15/2020 (f)(g)	197,944
58,000	Kraft Foods Group, Inc. 1.63%, 06/04/2015	58,928
350,000	2.25%, 06/05/2017	357,266
335,000	5.00%, 06/04/2042	333,111
361,000	Philip Morris International, Inc. 2.50%, 05/16/2016	375,070
111,000	4.13%, 03/04/2043 (g)	98,504

		3,146,269

GAMING & LEISURE - 0.1%
197,000	Hilton Worldwide Finance LLC 5.63%, 10/15/2021 (f)(i)	197,862

HEALTHCARE EQUIPMENT & SERVICES - 1.5%
166,000	Ascension Health, Inc. 4.85%, 11/15/2053	164,067
157,000	Baxter International, Inc. 3.20%, 06/15/2023	153,500
109,000	Celgene Corp. 2.30%, 08/15/2018	109,075
92,000	Cigna Corp. 2.75%, 11/15/2016	95,634
306,000	4.00%, 02/15/2022	312,984
96,000	DaVita HealthCare Partners, Inc. 6.38%, 11/01/2018 (g)	101,040
51,000	DENTSPLY International, Inc. 2.75%, 08/15/2016	52,566
150,000	Edwards Lifesciences Corp. 2.88%, 10/15/2018 (i)	149,583

See accompanying Notes to Financial Statements.	65

INVESTMENT PORTFOLIO (continued)

As of September 30, 2013	Highland Fixed Income Fund

Principal Amount ($)		Value ($)

Bonds & Notes (continued)

CORPORATE BONDS & NOTES (continued)

HEALTHCARE EQUIPMENT & SERVICES (continued)
484,000	Express Scripts Holding Co. 2.65%, 02/15/2017 (g)	499,386
355,000	3.13%, 05/15/2016	371,810
51,000	Fresenius Medical Care U.S. Finance, Inc. 5.75%, 02/15/2021 (f)	52,658
114,000	HCA, Inc. 6.50%, 02/15/2020 (g)	123,832
90,000	Memorial Sloan-Kettering Cancer Center 4.13%, 07/01/2052	75,455
80,000	Tenet Healthcare Corp. 4.75%, 06/01/2020	77,400
217,000	WellPoint, Inc. 5.10%, 01/15/2044	212,182

		2,551,172

HOUSEHOLD & PERSONAL PRODUCTS - 0.1%
83,000	Revlon Consumer Products Corp. 5.75%, 02/15/2021 (f)(g)	80,199

INSURANCE - 1.6%
119,000	Allstate Corp. (The) 5.75%, 08/15/2053 (a)	116,248
217,000	American International Group, Inc. 3.38%, 08/15/2020	217,463
110,000	4.88%, 06/01/2022	118,213
234,000	Berkshire Hathaway Finance Corp. 3.00%, 05/15/2022	227,699
224,000	Berkshire Hathaway, Inc. 1.55%, 02/09/2018	222,087
224,000	4.50%, 02/11/2043	209,558
79,000	CNA Financial Corp. 5.88%, 08/15/2020 (g)	91,235
108,000	Genworth Holdings, Inc. 4.90%, 08/15/2023 (g)	108,645
101,000	7.70%, 06/15/2020 (g)	119,396
141,000	Hartford Financial Services Group, Inc. 6.63%, 03/30/2040	169,330
196,000	ING U.S., Inc. 5.70%, 07/15/2043 (f)(g)	195,236
221,000	Liberty Mutual Group, Inc. 4.25%, 06/15/2023 (f)(g)	215,967
150,000	Marsh & McLennan Cos., Inc. 4.05%, 10/15/2023 (g)	150,697
212,000	Nationwide Financial Services, Inc. 5.38%, 03/25/2021 (f)(g)	227,600
71,000	Prudential Financial, Inc. 5.20%, 03/15/2044 (a)(g)	64,752
76,000	5.63%, 06/15/2043 (a)	71,963
51,000	Prudential Financial, Inc., MTN 5.63%, 05/12/2041	54,648

		2,580,737

Principal Amount ($)		Value ($)

MATERIALS - 1.3%
212,000	Ashland, Inc. 3.00%, 03/15/2016 (g)	215,710
201,000	3.88%, 04/15/2018	199,492
100,000	Cliffs Natural Resources, Inc. 4.88%, 04/01/2021 (g)	94,487
82,000	Eagle Spinco, Inc. 4.63%, 02/15/2021 (f)	79,027
573,000	Eastman Chemical Co. 2.40%, 06/01/2017	581,764
316,000	Freeport-McMoRan Copper & Gold, Inc. 2.38%, 03/15/2018 (f)	305,716
275,000	5.45%, 03/15/2043 (f)	247,338
257,000	Hexion U.S. Finance Corp. 6.63%, 04/15/2020	258,285
208,000	Huntsman International LLC 4.88%, 11/15/2020 (g)	198,120

		2,179,939

MEDIA - 1.4%
205,000	Cequel Communications Holdings I LLC 5.13%, 12/15/2021 (f)	194,238
164,000	Comcast Corp. 4.50%, 01/15/2043	154,894
436,000	COX Communications, Inc. 2.95%, 06/30/2023 (f)	377,106
75,000	3.25%, 12/15/2022 (f)	66,730
50,000	4.70%, 12/15/2042 (f)	40,639
269,000	DIRECTV Holdings LLC 3.80%, 03/15/2022 (g)	251,516
336,000	5.15%, 03/15/2042	286,846
128,000	McClatchy Co. (The) 9.00%, 12/15/2022 (g)	135,680
86,000	News America, Inc. 4.00%, 10/01/2023 (f)	86,266
53,000	5.40%, 10/01/2043 (f)	53,260
65,000	6.65%, 11/15/2037	74,088
238,000	Omnicom Group, Inc. 3.63%, 05/01/2022	228,683
139,000	Time Warner Cable, Inc. 4.50%, 09/15/2042 (g)	101,985
112,000	Viacom, Inc. 2.50%, 12/15/2016	114,852
109,000	5.85%, 09/01/2043 (g)	111,356

		2,278,139

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 1.7%
203,000	AbbVie, Inc. 1.75%, 11/06/2017	201,532
247,000	2.00%, 11/06/2018	242,818
128,000	2.90%, 11/06/2022	119,943
293,000	Actavis, Inc. 3.25%, 10/01/2022	275,218
76,000	Agilent Technologies, Inc. 5.50%, 09/14/2015	82,425
323,000	Merck & Co., Inc. 2.80%, 05/18/2023	306,120
129,000	4.15%, 05/18/2043 (g)	119,913

66	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of September 30, 2013	Highland Fixed Income Fund

Principal Amount ($)		Value ($)

Bonds & Notes (continued)

CORPORATE BONDS & NOTES (continued)

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES (continued)
387,000	Mylan, Inc. 2.60%, 06/24/2018 (f)	386,742
124,000	7.88%, 07/15/2020 (f)	141,552
360,000	Novartis Capital Corp. 2.40%, 09/21/2022	336,034
124,000	Valeant Pharmaceuticals International 6.38%, 10/15/2020 (f)	129,580
112,000	Zoetis, Inc. 1.15%, 02/01/2016 (f)	112,515
112,000	1.88%, 02/01/2018 (f)	110,986
187,000	3.25%, 02/01/2023 (f)	178,380

		2,743,758

REAL ESTATE - 0.5%
216,000	American Tower Corp. 3.40%, 02/15/2019 (g)	213,751
109,000	3.50%, 01/31/2023	95,866
313,000	Corporate Office Properties LP 3.60%, 05/15/2023 (g)	284,275
220,000	Realty Income Corp. 4.65%, 08/01/2023	223,525

		817,417

RETAILING - 1.6%
201,000	Amazon.com, Inc. 1.20%, 11/29/2017 (g)	196,550
201,000	2.50%, 11/29/2022	183,551
133,000	Gap, Inc. (The) 5.95%, 04/12/2021 (g)	147,591
311,000	Glencore Funding LLC 2.50%, 01/15/2019 (f)	291,879
107,000	4.13%, 05/30/2023 (f)(g)	99,175
324,000	Home Depot, Inc. (The) 2.25%, 09/10/2018	327,810
108,000	3.75%, 02/15/2024 (g)	109,530
108,000	4.88%, 02/15/2044	109,331
108,000	Lowe’s Cos., Inc. 5.00%, 09/15/2043	109,216
695,000	Tops Holding Corp. 8.88%, 12/15/2017 (f)	764,500
214,000	Wal-Mart Stores, Inc. 1.95%, 12/15/2018 (i)	213,840

		2,552,973

SOFTWARE & SERVICES - 1.2%
205,000	Autodesk, Inc. 1.95%, 12/15/2017 (g)	201,134
100,000	Columbus International, Inc. 11.50%, 11/20/2014 (f)	108,000
315,000	eBay, Inc. 1.35%, 07/15/2017	313,098
296,000	2.60%, 07/15/2022 (g)	275,736
55,000	4.00%, 07/15/2042 (g)	46,675
49,000	Equinix, Inc. 4.88%, 04/01/2020 (g)	47,775

Principal Amount ($)		Value ($)

SOFTWARE & SERVICES (continued)
147,000	GXS Worldwide, Inc. 9.75%, 06/15/2015 (g)	151,318
435,000	Microsoft Corp. 2.38%, 05/01/2023 (g)	395,386
337,000	Oracle Corp. 1.20%, 10/15/2017 (g)	331,305
154,000	3.63%, 07/15/2023	153,903

		2,024,330

TECHNOLOGY HARDWARE & EQUIPMENT - 0.5%
206,000	Brocade Communications Systems, Inc. 4.63%, 01/15/2023 (f)	191,065
214,000	EMC Corp. 1.88%, 06/01/2018	213,432
211,000	iGATE Corp. 9.00%, 05/01/2016 (g)	227,353
214,000	Viasystems, Inc. 7.88%, 05/01/2019 (f)	228,445

		860,295

TELECOMMUNICATION SERVICES - 1.6%
93,000	AT&T, Inc. 0.88%, 02/13/2015	93,258
301,000	4.35%, 06/15/2045	249,433
374,000	Cincinnati Bell, Inc. 8.25%, 10/15/2017 (g)	390,175
10,000	Crown Castle Towers LLC 6.11%, 01/15/2040 (f)	11,326
96,000	Frontier Communications Corp. 7.13%, 03/15/2019 (g)	102,360
470,000	Hughes Satellite Systems Corp. 6.50%, 06/15/2019	499,375
128,000	MetroPCS Wireless, Inc. 6.25%, 04/01/2021 (f)(g)	129,120
119,000	Sprint Corp. 7.25%, 09/15/2021 (f)	120,488
80,000	tw telecom holdings, Inc. 6.38%, 09/01/2023 (f)(g)	79,800
215,000	Verizon Communications, Inc. 2.45%, 11/01/2022 (g)	191,017
215,000	3.65%, 09/14/2018	226,800
215,000	5.15%, 09/15/2023	230,885
150,000	6.55%, 09/15/2043	169,933
215,000	Windstream Corp. 6.38%, 08/01/2023 (g)	197,800

		2,691,770

TRANSPORTATION - 0.1%
216,000	Burlington Northern Santa Fe LLC 3.85%, 09/01/2023	216,999

UTILITIES - 1.4%
70,000	Arizona Public Service Co. 6.25%, 08/01/2016	79,486
13,000	Calpine Corp. 7.25%, 10/15/2017 (f)	13,553
276,000	Dominion Resources, Inc. 1.95%, 08/15/2016	281,824

See accompanying Notes to Financial Statements.	67

INVESTMENT PORTFOLIO (continued)

As of September 30, 2013	Highland Fixed Income Fund

Principal Amount ($)		Value ($)

Bonds & Notes (continued)

CORPORATE BONDS & NOTES (continued)

UTILITIES (continued)
38,000	DPL, Inc. 7.25%, 10/15/2021 (g)	39,045
92,000	Duke Energy Corp. 1.63%, 08/15/2017	91,726
141,000	3.05%, 08/15/2022	133,689
117,000	Exelon Corp. 4.90%, 06/15/2015 (g)	124,364
58,000	Florida Power & Light Co. 4.13%, 02/01/2042	54,561
111,000	Great Plains Energy, Inc. 4.85%, 06/01/2021	118,738
9,000	MidAmerican Energy Holdings Co. 6.13%, 04/01/2036	10,100
167,000	NextEra Energy Capital Holdings, Inc. 2.60%, 09/01/2015	172,046
215,000	Northeast Utilities 1.45%, 05/01/2018	209,716
71,000	Pacific Gas & Electric Co. 6.05%, 03/01/2034	79,230
142,000	PacifiCorp 6.25%, 10/15/2037	172,399
112,000	Potomac Edison Co. (The) 5.35%, 11/15/2014	117,589
324,000	Public Service Electric & Gas Co., MTN 2.38%, 05/15/2023	297,393
259,000	Southern Co. (The) 2.45%, 09/01/2018	261,819

		2,257,278

	Total Corporate Bonds & Notes (Cost $48,932,076)	47,798,727

FOREIGN CORPORATE BONDS & NOTES - 13.5%

BANKS - 3.6%
150,000	Banco del Estado de Chile 2.00%, 11/09/2017	146,725
100,000	Banco do Nordeste do Brasil SA 3.63%, 11/09/2015 (f)	102,000
150,000	Banco Latinoamericano de Comercio Exterior SA 3.75%, 04/04/2017 (f)(g)	151,125
110,000	Banco Mercantil del Norte SA 6.86%, 10/13/2021 (a)(f)	115,495
548,000	Barclays Bank PLC 2.25%, 05/10/2017 (f)(g)	566,194
50,000	Caixa Economica Federal 2.38%, 11/06/2017	46,875
140,000	Central American Bank for Economic Integration 5.38%, 09/24/2014 (f)	145,686
294,000	Commonwealth Bank of Australia 0.75%, 01/13/2017 (f)(g)	293,460
342,000	Corp. Andina de Fomento 4.38%, 06/15/2022 (g)	342,412
229,000	Deutsche Bank AG 4.30%, 05/24/2028 (a)	207,221

Principal Amount ($)		Value ($)

BANKS (continued)
735,000	European Investment Bank 0.88%, 12/15/2014	740,565
200,000	4.88%, 01/17/2017 (g)	225,013
200,000	Export Credit Bank of Turkey 5.38%, 11/04/2016 (f)	207,000
200,000	Industry & Construction Bank St. Petersburg OJSC Via Or-ICB for Industry 5.01%, 09/29/2015 (a)	204,750
255,000	ING Bank NV 5.80%, 09/25/2023 (f)(g)	258,033
729,000	KFW 2.00%, 10/04/2022	679,447
31,000	4.50%, 07/16/2018	35,186
372,000	Korea Development Bank (The) 3.25%, 03/09/2016	388,316
38,000	National Agricultural Cooperative Federation 4.25%, 01/28/2016 (f)	40,309
441,000	Royal Bank of Canada 1.20%, 09/19/2018	436,188
420,000	Royal Bank of Scotland Group PLC 6.40%, 10/21/2019	480,600
200,000	Russian Agricultural Bank OJSC Via RSHB Capital SA 7.75%, 05/29/2018 (f)	225,500

		6,038,100

CAPITAL GOODS - 0.3%
86,000	Bombardier, Inc. 4.25%, 01/15/2016 (f)(g)	89,655
88,000	7.75%, 03/15/2020 (f)	99,880
111,000	Ingersoll-Rand Global Holding Co., Ltd. 2.88%, 01/15/2019 (f)	110,782
155,000	4.25%, 06/15/2023 (f)	154,234

		454,551

CONSUMER SERVICES - 0.2%
224,000	Carnival Corp. 1.20%, 02/05/2016	222,722
117,000	NCL Corp., Ltd. 5.00%, 02/15/2018 (f)(g)	117,292

		340,014

DIVERSIFIED FINANCIALS - 1.0%
400,000	Credit Suisse AG 2.60%, 05/27/2016 (f)	417,027
191,000	GTL Trade Finance, Inc. 7.25%, 10/20/2017	212,965
304,000	Invesco Finance PLC 3.13%, 11/30/2022	282,822
266,000	Nomura Holdings, Inc. 2.00%, 09/13/2016	266,994
100,000	Power Sector Assets & Liabilities Management Corp. 7.39%, 12/02/2024 (f)	120,500
100,000	Sinochem Overseas Capital Co., Ltd. 4.50%, 11/12/2020 (f)	100,996

68	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of September 30, 2013	Highland Fixed Income Fund

Principal Amount ($)		Value ($)

Bonds & Notes (continued)

FOREIGN CORPORATE BONDS & NOTES (continued)

DIVERSIFIED FINANCIALS (continued)
189,000	Woodside Finance, Ltd. 4.50%, 11/10/2014 (f)	195,650

		1,596,954

ENERGY - 4.5%
324,000	BP Capital Markets PLC 1.38%, 05/10/2018	314,653
42,000	2.25%, 11/01/2016	43,263
498,000	2.50%, 11/06/2022	451,407
216,000	2.75%, 05/10/2023	197,689
86,000	Ecopetrol SA 7.38%, 09/18/2043	93,310
74,000	7.63%, 07/23/2019 (g)	87,875
106,000	Gazprom OAO Via Gaz Capital SA 6.21%, 11/22/2016 (f)	116,346
137,000	Korea National Oil Corp. 2.88%, 11/09/2015 (f)	141,465
500,000	3.13%, 04/03/2017 (f)	515,222
170,000	Nexen, Inc. 6.40%, 05/15/2037	187,044
203,500	Odebrecht Drilling Norbe VIII/IX, Ltd. 6.35%, 06/30/2021 (f)(g)	208,079
200,000	Odebrecht Offshore Drilling Finance, Ltd. 6.75%, 10/01/2022 (f)	205,500
200,000	Pacific Rubiales Energy Corp. 5.13%, 03/28/2023 (f)	180,250
325,000	Petrobras Global Finance BV 3.00%, 01/15/2019 (g)	306,449
438,000	Petrobras International Finance Co. 3.50%, 02/06/2017	445,863
45,000	3.88%, 01/27/2016	46,656
220,000	Petroleos Mexicanos 3.50%, 07/18/2018 (g)	223,300
220,000	3.50%, 01/30/2023	200,524
113,000	4.88%, 01/18/2024	113,283
81,000	5.50%, 01/21/2021	87,075
200,000	6.00%, 03/05/2020	223,000
19,000	6.50%, 06/02/2041	19,786
150,000	Petroleum Co. of Trinidad & Tobago, Ltd. 6.00%, 05/08/2022	160,875
388,000	Schlumberger Investment SA 2.40%, 08/01/2022 (f)	357,151
325,000	Shell International Finance BV 3.40%, 08/12/2023	321,973
83,000	Sinopec Capital 2013, Ltd. 3.13%, 04/24/2023 (f)	75,791
200,000	State Oil Co. of the Azerbaijan Republic 5.45%, 02/09/2017 (g)	212,250
199,000	Talisman Energy, Inc. 6.25%, 02/01/2038 (g)	202,309
215,000	Total Capital Canada, Ltd. 1.45%, 01/15/2018 (g)	212,360
734,000	Total Capital International SA 1.55%, 06/28/2017 (g)	738,400

Principal Amount ($)		Value ($)

ENERGY (continued)
87,000	Transocean, Inc. 3.80%, 10/15/2022 (g)	82,072
55,000	6.50%, 11/15/2020	61,482
238,000	Weatherford International, Ltd. 4.50%, 04/15/2022 (g)	235,964
77,000	5.95%, 04/15/2042 (g)	73,971
56,000	6.75%, 09/15/2040	58,154
200,000	Zhaikmunai LP 7.13%, 11/13/2019 (f)(g)	210,500

		7,411,291

FOOD, BEVERAGE & TOBACCO - 0.3%
31,000	Corp. Lindley SA 4.63%, 04/12/2023 (f)	28,132
217,000	Diageo Capital PLC 1.13%, 04/29/2018	209,811
317,000	Heineken NV 1.40%, 10/01/2017 (f)	311,958

		549,901

MATERIALS - 1.4%
214,000	Agrium, Inc. 3.50%, 06/01/2023 (g)	202,486
321,000	4.90%, 06/01/2043	292,226
108,000	Barrick Gold Corp. 2.50%, 05/01/2018 (g)	103,093
217,000	4.10%, 05/01/2023	191,457
107,000	BHP Billiton Finance USA, Ltd. 2.05%, 09/30/2018	107,280
107,000	3.85%, 09/30/2023	108,043
107,000	5.00%, 09/30/2043	109,404
200,000	Corp. Nacional del Cobre de Chile 3.88%, 11/03/2021 (f)	197,018
55,000	4.25%, 07/17/2042 (f)(g)	45,585
22,000	5.63%, 09/21/2035 (f)	22,478
81,000	FMG Resources August 2006 Pty, Ltd. 7.00%, 11/01/2015 (f)(g)	83,734
105,000	Kinross Gold Corp. 6.88%, 09/01/2041	92,436
110,000	LYB International Finance BV 4.00%, 07/15/2023	109,271
110,000	5.25%, 07/15/2043	108,573
163,000	Teck Resources, Ltd. 5.40%, 02/01/2043 (g)	142,947
305,000	Xstrata Finance Canada, Ltd. 2.70%, 10/25/2017 (f)	303,628
108,325	5.80%, 11/15/2016 (f)	118,421

		2,338,080

MEDIA - 0.3%
208,000	Cogeco Cable, Inc. 4.88%, 05/01/2020 (f)	199,420
220,000	Globo Comunicacao e Participacoes SA 6.25%, 07/20/2015 (a)(f)(h)(j)	231,000

		430,420

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.1%
220,000	Sanofi 1.25%, 04/10/2018 (g)	215,008

See accompanying Notes to Financial Statements.	69

INVESTMENT PORTFOLIO (continued)

As of September 30, 2013	Highland Fixed Income Fund

Principal Amount ($)		Value ($)

Bonds & Notes (continued)

FOREIGN CORPORATE BONDS & NOTES (continued)

TECHNOLOGY HARDWARE & EQUIPMENT - 0.4%
85,000	Flextronics International, Ltd. 4.63%, 02/15/2020	82,875
82,000	Seagate HDD Cayman 4.75%, 06/01/2023 (f)(g)	79,335
400,000	7.00%, 11/01/2021	446,000

		608,210

TELECOMMUNICATION SERVICES - 0.5%
450,000	America Movil SAB de CV 2.38%, 09/08/2016	459,810
166,000	Rogers Communications, Inc. 5.45%, 10/01/2043 (i)	165,103
63,000	Telefonica Emisiones SAU 3.19%, 04/27/2018	62,227
152,000	4.57%, 04/27/2023	146,042

		833,182

TRANSPORTATION - 0.4%
175,000	Russian Railways via RZD Capital PLC, MTN 5.74%, 04/03/2017	187,250
200,000	SCF Capital, Ltd. 5.38%, 10/27/2017 (f)	203,180
200,000	Transnet SOC, Ltd. 4.50%, 02/10/2016 (f)	206,365

		596,795

UTILITIES - 0.5%
96,000	AES Panama SA 6.35%, 12/21/2016 (f)	101,872
19,000	Empresa de Energia de Bogota SA 6.13%, 11/10/2021 (f)	19,523
200,000	Majapahit Holding BV 7.25%, 06/28/2017 (f)	220,500
345,000	7.75%, 10/17/2016 (f)	381,656
200,000	State Grid Overseas Investment 2013, Ltd. 1.75%, 05/22/2018 (f)	195,268

		918,819

	Total Foreign Corporate Bonds & Notes (Cost $22,763,634)	22,331,325

MUNICIPAL BONDS & NOTES - 0.5%
45,000	American Municipal Power, Inc. OH 6.27%, 02/15/2050	46,374
195,000	Denver City & County School District No 1, CO 4.24%, 12/15/2037	178,973
111,000	Municipal Electric Authority of Georgia 6.64%, 04/01/2057	114,902
50,000	New Jersey Transportation Trust Fund Authority 6.88%, 12/15/2039	54,085

Principal Amount ($)		Value ($)

MUNICIPAL BONDS & NOTES (continued)
320,000	Port Authority of New York & New Jersey 4.46%, 10/01/2062	270,794
55,000	South Carolina State Public Service Authority 6.45%, 01/01/2050	60,025
75,000	State of California 5.70%, 11/01/2021	85,558

	Total Municipal Bonds & Notes (Cost $874,835)	810,711

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS - 0.7%
332,000	American Tower Trust I Series 13, Class 1A 1.55%, 03/15/2043 (f)	324,263
1,041	Collateralized Mortgage Obligation Trust Series 55, Class B 0.00%, 11/01/2018 (c)	1,042
335,000	Commercial Mortgage Trust Series 2007-GG9, Class AMFX 5.48%, 03/10/2039	351,498
62,460	Credit Suisse First Boston Mortgage Securities Corp. Series 2005-9, Class CB1 5.25%, 10/25/2035 (a)	968
110,000	GS Mortgage Securities Corp. II Series 2013-KYO, Class D 2.78%, 11/08/2029 (a)(f)	109,339
37,746	MASTR Alternative Loan Trust Series 2003-5, Class 15AX 5.00%, 08/25/2018 (b)	3,435
320,000	Morgan Stanley Capital I Trust Series 2005-T17, Class AJ 4.84%, 12/13/2041 (a)	331,209
81,874	Wells Fargo Mortgage-Backed Securities Trust Series 2006-3, Class B1 5.50%, 03/25/2036	339

	Total Non-Agency Collateralized Mortgage Obligations (Cost $1,283,186)	1,122,093

NON-AGENCY COLLATERALIZED MORTGAGE-BACKED SECURITIES - 5.9%
465,000	Banc of America Commercial Mortgage Trust Series 2007-1, Class AMFX 5.48%, 01/15/2049 (a)	487,582
300,000	Series 2006-4, Class AM 5.68%, 07/10/2046	330,024
50,000	Series 2007-4, Class A4 5.93%, 02/10/2051 (a)	55,997
50,000	Series 2008-1, Class A4 6.40%, 02/10/2051 (a)	57,346
110,000	Banc of America Merrill Lynch Commercial Mortgage, Inc. Series 2005-6, Class A4 5.36%, 09/10/2047 (a)	117,832

70	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of September 30, 2013	Highland Fixed Income Fund

Principal Amount ($)		Value ($)

Bonds & Notes (continued)

NON-AGENCY COLLATERALIZED MORTGAGE-BACKED SECURITIES (continued)
200,000	Series 2005-1, Class AJ 5.46%, 11/10/2042 (a)	211,706
110,596	Bear Stearns Commercial Mortgage Securities Trust Series 2005-T18, Class A4 4.93%, 02/13/2042 (a)	115,311
20,496	Series 2006-PW11, Class A2 5.56%, 03/11/2039 (a)	20,668
110,000	Series 2006-T22, Class AJ 5.76%, 04/12/2038 (a)	119,014
110,000	Series 2006-T22, Class AM 5.76%, 04/12/2038 (a)	119,009
250,000	Series 2007-PW17, Class AM 5.92%, 06/11/2050 (a)	282,635
230,000	Series 2007-PW18, Class AMA 6.09%, 06/11/2050 (a)	253,317
50,000	Citigroup Commercial Mortgage Trust Series 2006-C5, Class AJ 5.48%, 10/15/2049	48,280
100,000	Commercial Mortgage Pass-Through Certificates Series 2013-LC13, Class AM 4.56%, 09/10/2023 (f)	102,992
60,000	Series 2005-LP5, Class A4 4.98%, 05/10/2043 (a)	63,076
110,000	Series 2006-C5, Class AM 5.34%, 12/15/2039	116,919
280,000	Series 2006-C8, Class AM 5.35%, 12/10/2046	307,451
295,000	Commercial Mortgage Trust Series 2007-GG9, Class AM 5.48%, 03/10/2039	311,805
110,000	GS Mortgage Securities Trust Series 2011-GC5, Class A2 3.00%, 08/10/2044	114,897
30,000	Series 2011-GC5, Class B 5.47%, 08/10/2044 (a)(f)	32,836
400,000	Series 2006-GG8, Class AM 5.59%, 11/10/2039	434,242
995,093	JP Morgan Chase Commercial Mortgage Securities Corp. Series 2012-LC9, Class XA 2.10%, 12/15/2047 (a)(b)	108,981
227,693	Series 2005-CB11, Class A4 5.34%, 08/12/2037 (a)	238,280
140,000	JP Morgan Chase Commercial Mortgage Securities Trust Series 2012-CBX, Class AS 4.27%, 06/15/2045	144,982
100,000	Series 2006-LDP8, Class AM 5.44%, 05/15/2045	109,837
220,000	Series 2007-CB18, Class A4 5.44%, 06/12/2047	243,413
990,000	Series 2007-LD11, Class A4 6.00%, 06/15/2049 (a)	1,115,469

Principal Amount ($)		Value ($)

NON-AGENCY COLLATERALIZED MORTGAGE-BACKED SECURITIES (continued)
65,000	JPMBB Commercial Mortgage Securities Trust Series 2013-C12, Class AS 4.22%, 07/15/2045 (a)	65,626
50,000	JPMCC Commercial Mortgage Pass-Through Certificates Series 2005-LDP1, Class A4 5.04%, 03/15/2046 (a)	52,014
220,000	LB Commercial Mortgage Trust Series 2007-C3, Class AM 6.08%, 07/15/2044 (a)	245,368
270,000	LB-UBS Commercial Mortgage Trust Series 2005-C5, Class A4 4.95%, 09/15/2030	285,312
120,000	Series 2006-C1, Class A4 5.16%, 02/15/2031	129,151
50,000	Series 2006-C4, Class A4 6.06%, 06/15/2038 (a)	55,099
300,000	ML-CFC Commercial Mortgage Trust Series 2006-3, Class AM 5.46%, 07/12/2046 (a)	326,788
50,000	Series 2006-3, Class AJ 5.49%, 07/12/2046 (a)	48,505
210,000	Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C10, Class AS 4.22%, 07/15/2046 (a)	211,707
140,000	Series 2013-C8, Class D 4.31%, 12/15/2048 (a)(f)	117,148
44,527	Morgan Stanley Capital I Trust Series 2004-T13, Class A4 4.66%, 09/13/2045	44,560
297,977	Series 2005-IQ9, Class A5 4.70%, 07/15/2056	307,032
150,000	Series 2006-T21, Class A4 5.16%, 10/12/2052 (a)	161,002
100,000	Series 2012-C4, Class B 5.21%, 03/15/2045 (a)(f)	107,789
170,000	Series 2006-T21, Class AJ 5.27%, 10/12/2052 (a)	182,369
100,000	Series 2006-IQ11, Class B 5.85%, 10/15/2042 (a)	92,715
50,000	Series 2006-T23, Class A4 5.99%, 08/12/2041 (a)	55,390
230,000	Series 2007-IQ16, Class AMA 6.29%, 12/12/2049 (a)	259,107
70,000	Series 2008-T29, Class AM 6.46%, 01/11/2043 (a)	79,646
260,000	Wachovia Bank Commercial Mortgage Trust Series 2006-C29, Class AM 5.34%, 11/15/2048	287,007
120,000	Series 2006-C23, Class AM 5.47%, 01/15/2045 (a)	130,216
435,000	Series 2006-C28, Class AM 5.60%, 10/15/2048 (a)	471,231
88,000	WF-RBS Commercial Mortgage Trust Series 2013-C15, Class D 4.64%, 08/15/2046 (a)(f)	74,672

See accompanying Notes to Financial Statements.	71

INVESTMENT PORTFOLIO (continued)

As of September 30, 2013	Highland Fixed Income Fund

Principal Amount ($)		Value ($)

Bonds & Notes (continued)

NON-AGENCY COLLATERALIZED MORTGAGE-BACKED SECURITIES (continued)
145,000	Series 2013-C16, Class D 4.99%, 07/15/2046 (a)(f)	123,047
110,000	Series 2011-C4, Class D 5.42%, 06/15/2044 (a)(f)	110,308

	Total Non-Agency Collateralized Mortgage-Backed Securities (Cost $9,731,035)	9,686,710

SOVEREIGN BONDS - 3.4%
200,000	Banco Nacional de Desenvolvimento Economico e Social 3.38%, 09/26/2016 (f)	201,100
582,000	Chile Government International Bond 3.63%, 10/30/2042	475,785
200,000	Colombia Government International Bond 2.63%, 03/15/2023	177,500
200,000	4.38%, 07/12/2021	207,000
302,000	Croatia Government International Bond 6.75%, 11/05/2019 (f)	323,517
40,000	El Salvador Government International Bond 7.65%, 06/15/2035 (f)	40,800
150,000	Gabonese Republic 8.20%, 12/12/2017	169,500
86,000	Hungary Government International Bond 4.13%, 02/19/2018	85,570
13,000	4.75%, 02/03/2015 (g)	13,390
135,000	6.25%, 01/29/2020	144,788
4,000	7.63%, 03/29/2041 (g)	4,300
100,000	Lithuania Government International Bond 6.13%, 03/09/2021 (f)	114,625
20,000	Mexico Government International Bond 5.75%, 10/12/2110	18,900
38,000	6.05%, 01/11/2040	41,743
210,000	Mexico Government International Bond, MTN 4.75%, 03/08/2044	191,100
200,000	Namibia International Bonds 5.50%, 11/03/2021 (f)	203,000
65,000	Panama Government International Bond 4.30%, 04/29/2053	50,538
50,000	6.70%, 01/26/2036	57,375
156,000	Peruvian Government International Bond 6.55%, 03/14/2037	185,250
320,000	Philippine Government International Bond 6.38%, 01/15/2032	376,000
95,000	Poland Government International Bond 3.00%, 03/17/2023	87,258

Principal Amount ($)		Value ($)

SOVEREIGN BONDS (continued)
239,000	5.00%, 03/23/2022	257,642
48,000	5.13%, 04/21/2021	52,320
13,000	6.38%, 07/15/2019	15,204
250,000	Republic of Angola Via Northern Lights III BV 7.00%, 08/16/2019	269,062
200,000	Republic of Serbia 5.25%, 11/21/2017 (f)(g)	199,500
440,000	7.25%, 09/28/2021 (f)	458,700
64,000	Romanian Government International Bond 4.38%, 08/22/2023 (f)	61,520
38,000	6.75%, 02/07/2022 (f)	43,470
30,034	Russian Foreign Bond - Eurobond 7.50%, 03/31/2030	35,454
140,000	South Africa Government International Bond 5.88%, 09/16/2025	147,595
100,000	Sri Lanka Government International Bond 6.25%, 10/04/2020 (f)	97,875
333,000	Turkey Government International Bond 3.25%, 03/23/2023 (g)	288,877
249,000	6.88%, 03/17/2036	265,558
122,980	Uruguay Government International Bond 4.50%, 08/14/2024 (g)	125,132
51,440	6.88%, 09/28/2025	60,185

	Total Sovereign Bonds (Cost $5,853,869)	5,547,133

U.S. GOVERNMENT AGENCIES - 0.6%
1,062,000	Federal Home Loan Mortgage Corp. 2.38%, 01/13/2022 (g)	1,035,569

	Total U.S. Government Agencies (Cost $1,094,676)	1,035,569

U.S. TREASURIES - 14.7%
3,876,300	U.S. Treasury Bonds 3.63%, 08/15/2043 (g)	3,832,087
8,339,900	4.50%, 02/15/2036	9,640,407
503,900	U.S. Treasury Notes 0.38%, 08/31/2015	504,520
6,785,100	1.50%, 08/31/2018 (g)	6,830,954
2,914,100	1.75%, 05/15/2023 (g)	2,700,665
145,000	2.13%, 08/15/2021	143,845
603,800	2.50%, 08/15/2023	597,715

	Total U.S. Treasuries (Cost $24,702,170)	24,250,193

	Total Bonds & Notes (Cost $165,844,066)	163,859,206

72	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of September 30, 2013	Highland Fixed Income Fund

Shares		Value ($)

Domestic Equity (g) - 0.1%

PREFERRED STOCKS - 0.1%

BANKS - 0.1%
8,763	Wells Fargo & Co.	209,799

	Total Preferred Stocks (Cost $219,075)	209,799

	Total Domestic Equity (Cost $219,075)	209,799

Investment Companies (k) - 15.6%
25,779,339	State Street Navigator Prime Securities Lending Portfolio	25,779,339

	Total Investment Companies (Cost $25,779,339)	25,779,339

Total Investments - 115.1%		189,848,344

(Cost $191,842,480)
Other Assets & Liabilities, Net - (15.1)%		(24,852,057)

Net Assets - 100.0%		164,996,287

(a)	Variable or floating rate security. The interest rate shown reflects the rate in effect September 30, 2013.
(b)	Interest only security (“IO”). These types of securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.
(c)	Principal only security (“PO”). These types of securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the “principal only” holder.
(d)	Securities are grouped by coupon and represent a range of maturities.
(e)	Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.
(f)	Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At September 30, 2013, these securities amounted to $23,091,472 or 14.0% of net assets.
(g)	Securities (or a portion of securities) on loan. As of September 30, 2013, the market value of securities loaned was $25,229,172. The loaned securities were secured with cash collateral of $25,779,339. Collateral is calculated based on prior day’s prices. See Note 5.
(h)	Perpetual maturity. Maturity date presented represents the next call date.
(i)	Security purchased on a when-issued basis. As of September 30, 2013, assets with a total aggregate market value of $726,388, or 0.4% of net assets, were purchased on a when-issued basis.
(j)	Step coupon bond. The interest rate shown reflects the rate in effect September 30, 2013 and will reset at a future date.
(k)	Represents investments of cash collateral received in connection with securities lending.

Glossary:

ARM	Adjustable Rate Mortgage
MTN	Medium-Term Note
PLC	Public Limited Company
REMIC	Real Estate Mortgage Investment Conduit
STRIPS	Separate Trading of Registered Interest and Principal of Security

The Fund had the following futures contracts, brokered by Royal Bank of Scotland, for which $750,000 was pledged as collateral, open at September 30, 2013:

Description	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Long Futures:
2 Yr. U.S. Treasury Notes	December 2013	41	$9,030,891	$21,846
5 Yr. U.S. Treasury Notes	December 2013	89	10,773,172	126,349

				148,195

Short Futures:
10 Yr. U.S. Treasury Notes	December 2013	126	15,925,219	(185,969)
30 Yr. U.S. Treasury Bonds	December 2013	76	10,136,500	(170,388)
Ultra Long U.S. Treasury Bonds	December 2013	24	3,410,250	(28,960)

				(385,317)

				$(237,122)

See accompanying Notes to Financial Statements.	73

STATEMENTS OF ASSETS AND LIABILITIES

As of September 30, 2013

	Highland Alpha Trend Strategies Fund ($)	Highland Alternative Income Fund ($)	Highland Trend Following Fund ($)
Assets
Investments, at value(a)	1,678,753	6,125,760	2,511,310
Cash	—	—	433,596
Restricted Cash — Futures (Note 3)	—	—	—
Restricted Cash — Securities Sold Short (Note 2)	—	1,839,415	—
Foreign currency	—	—	—
Receivable for:
Investments sold	—	3,306,597	—
Dividends and interest	3,196	12,881	448
Due from broker	764,951	—	—
Investment advisory and administration fees (Note 7)	—	—	3,749
Fund shares sold	—	—	—
Prepaid expenses and other assets	2,094	—	—
Variation margin	—	—	—

Total assets	2,448,994	11,284,653	2,949,103

Liabilities
Due to custodian	1,002,390	2,710,513	—
Securities sold short, at value (Note 2)	—	1,831,200	—
Payable for:
Upon receipt of securities loaned (Note 5)	38,468	—	649,500
Distributions to shareholders	—	—	—
Investments purchased	—	—	—
Fund shares redeemed	—	17,685	5,589
Variation margin	—	—	—
Investment advisory and administration fees (Note 7)	36,256	6,116	—
Trustees’ fees	105	334	98
Distribution and shareholder service fees (Note 7)	34	302	34
Accrued expenses and other liabilities	5,776	15,927	4,842

Total liabilities	1,083,029	4,582,077	660,063

Net Assets	1,365,965	6,702,576	2,289,040

Net Assets Consist of:
Par value (Note 1)	156	741	258
Paid-in capital	1,651,920	7,670,014	2,746,009
Accumulated net investment income (loss)	(57,977)	81,210	(27,500)
Accumulated net realized gain (loss) from investments, securities sold short, futures contracts and foreign currency transactions	(214,121)	(1,049,351)	(509,602)
Net unrealized appreciation (depreciation) on investments, securities sold short, futures contracts and foreign currency translations	(14,013)	(38)	79,875

Net Assets	1,365,965	6,702,576	2,289,040

Investments, at cost	1,692,766	6,131,094	2,431,435
Foreign currency, at cost	—	—	—
Proceeds from securities sold short	—	1,836,496	—
(a) Includes market value of securities on loan:	37,466	—	630,780

74	See accompanying Notes to Financial Statements.

Highland Funds II

Highland Global Allocation Fund ($)	Highland Dividend Equity Fund ($)	Highland Premier Growth Equity Fund ($)	Highland Small-Cap Equity Fund ($)	Highland Total Return Fund ($)	Highland Tax- Exempt Fund ($)	Highland Fixed Income Fund ($)

267,753,890	23,038,684	214,439,122	52,096,328	90,149,983	30,732,860	189,848,344
21,214,161	—	6,391,208	—	7,258,118	404,740	13,123,973
—	—	180,000	—	384,000	—	750,000
—	—	—	—	—	—	—
—	—	—	—	2,306	—	—

6,474,960	100,017	483,035	760,827	712,143	219,912	878,359
1,070,022	30,254	115,640	42,045	295,498	414,413	1,144,412
1,800,484	—	—	—	—	—	—
—	4,608	—	—	—	—	—
56,298	258,859	253,028	20,261	801	6,108	5,288
1,386	2,094	—	—	—	—	—
—	—	—	—	—	—	12,076

298,371,201	23,434,516	221,862,033	52,919,461	98,802,849	31,778,033	205,762,452

—	51,947	—	15,758	—	—	—
—	—	—	—	—	—	—

58,100,234	5,158,951	39,047,507	11,720,449	18,779,478	—	25,779,339
—	—	—	—	—	28,837	49,510
18,739,529	—	542,359	69,506	1,802,820	—	14,377,030
238,035	103,497	188,868	12,566	76,701	47,312	313,052
—	—	13,915	—	12,082	—	—
78,677	—	88,134	31,773	32,020	9,004	40,750
8,667	532	6,429	1,516	3,068	1,337	7,001
12,821	725	10,813	2,763	5,305	1,882	9,572
251,104	11,364	168,799	43,986	111,569	33,880	189,911

77,429,067	5,327,016	40,066,824	11,898,317	20,823,043	122,252	40,766,165

220,942,134	18,107,500	181,795,209	41,021,144	77,979,806	31,655,781	164,996,287

24,502	1,355	5,875	2,793	3,422	2,719	13,086
222,758,773	15,108,679	110,690,303	29,629,608	72,896,532	30,667,743	170,579,259
305,979	(10,857)	(956)	(111,383)	686,398	51,685	(49,510)
(5,287,893)	291,434	9,279,223	2,672,240	(3,413,849)	(512,137)	(3,315,290)
3,140,773	2,716,889	61,820,764	8,827,886	7,807,303	1,445,771	(2,231,258)

220,942,134	18,107,500	181,795,209	41,021,144	77,979,806	31,655,781	164,996,287

264,621,918	20,321,795	152,594,646	43,268,442	82,317,175	29,287,089	191,842,480
—	—	—	—	2,297	—	—
—	—	—	—	—	—	—
58,863,889	5,109,284	38,176,254	11,482,682	18,342,841	—	25,229,172

See accompanying Notes to Financial Statements.	75

STATEMENTS OF ASSETS AND LIABILITIES (continued)

As of September 30, 2013

	Highland Alpha Trend Strategies Fund ($)	Highland Alternative Income Fund ($)	Highland Trend Following Fund ($)
Class A:
Net assets	403,448	1,795,589	304,053
Shares outstanding ($0.001 par value; unlimited shares authorized)	46,192	198,665	34,360

Net asset value per share(a)(b)	8.73	9.04	8.85

Maximum offering price per share(c)	9.24	9.59	9.39

Class B:
Net assets	—	—	—
Shares outstanding ($0.001 par value; unlimited shares authorized)	—	—	—

Net asset value and offering price per share(a)	—	—	—

Class C:
Net assets	1,827	116,222	20,178
Shares outstanding ($0.001 par value; unlimited shares authorized)	211	12,843	2,302

Net asset value and offering price per share(a)	8.66	9.05	8.77

Class R:
Net assets	22,719	1,255,377	—
Shares outstanding ($0.001 par value; unlimited shares authorized)	2,598	138,818	—

Net asset value, offering and redemption price per share	8.74	9.04	—

Class Y:
Net assets	937,971	3,535,388	1,964,809
Shares outstanding ($0.001 par value; unlimited shares authorized)	106,529	390,982	221,484

Net asset value, offering and redemption price per share	8.80	9.04	8.87

(a)	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).
(b)	Purchases of $1,000,000 or more are subject to a 0.50% CDSC if redeemed within one year of purchase.
(c)	The sales charge is 5.75% for all Funds except for the Tax-Exempt Fund and Fixed Income Fund, which is 4.25%. On sales of $1,000,000 or more, there is no sales charge and therefore the offering will be lower.

76	See accompanying Notes to Financial Statements.

Highland Funds II

Highland Global Allocation Fund ($)	Highland Dividend Equity Fund ($)	Highland Premier Growth Equity Fund ($)	Highland Small-Cap Equity Fund ($)	Highland Total Return Fund ($)	Highland Tax- Exempt Fund ($)	Highland Fixed Income Fund ($)

214,521,420	3,463,863	140,949,353	35,882,121	71,504,707	30,390,270	161,673,989
23,757,504	248,913	4,514,518	2,404,093	3,118,058	2,611,817	12,822,726

9.03	13.92	31.22	14.93	22.93	11.64	12.61

9.58	14.77	33.12	15.84	24.33	12.16	13.17

15,515	—	88,297	118,987	128,960	—	63,569
1,829	—	3,296	9,573	5,815	—	5,043

8.48	—	26.79	12.43	22.18	—	12.61

4,905,126	1,993,376	13,588,878	3,479,728	6,019,078	999,845	3,097,645
597,898	150,605	506,578	281,683	284,321	85,971	245,377

8.20	13.24	26.82	12.35	21.17	11.63	12.62

4,598	—	367,263	1,362	1,142	—	2,086
502	—	11,899	92	50	—	165

9.16	—	30.86	14.79	23.04	—	12.61

1,495,475	12,650,261	26,801,418	1,538,946	325,919	265,666	158,998
144,409	955,220	838,563	97,914	14,051	21,112	12,619

10.36	13.24	31.96	15.72	23.20	12.58	12.60

See accompanying Notes to Financial Statements.	77

STATEMENTS OF OPERATIONS

For the year ended September 30, 2013

	Highland Alpha Trend Strategies Fund ($)	Highland Alternative Income Fund ($)	Highland Trend Following Fund ($)
Investment Income
Income:
Dividends	35,550	719,393	7,955
Interest	584	1,198	1,128
Less: Foreign taxes withheld	—	—	—
Securities lending income (Note 5)	402	3,480	1,382
Other income	—	—	3,358

Total Income	36,536	724,071	13,823

Expenses:
Investment advisory and administration fees (Note 7)	65,990	198,660	46,294
Distribution and shareholder service fees: (Note 7)
Class A	3,198	10,559	3,108
Class B	—	—	—
Class C	278	709	310
Class R	1,206	7,041	—
Transfer agent fees	9,034	15,447	7,617
Trustees fees (Note 7)	283	570	—
Custody fees	—	1,081	1,101
Accounting services fees	17,610	20,113	10,571
Audit fees	2,355	5,814	—
Legal fees	7,542	22,960	—
Registration fees	31,572	14,012	57,602
Dividends and fees on securities sold short (Note 2)	—	77,647	—
Offering costs (Note 2)	13,385	16,002	—
Other	14,380	41,637	4,882

Total operating expenses before waiver and reimbursement (Note 7)	166,833	432,252	131,485
Less: Expenses waived or borne by the Adviser and administrator	(77,859)	(89,176)	(76,774)
Less: Expenses waived by the sub-administrator, custodian and transfer agent	(6,382)	(11,785)	(4,444)

Net operating expenses	82,592	331,291	50,267

Net investment income (loss)	(46,056)	392,780	(36,444)

Net realized and unrealized gain (loss) on investments Realized gain (loss) on:
Investments	(89,551)	(318,251)	(106,420)
Securities sold short (Note 2)	—	(83,525)	—
Futures contracts (Note 3)	—	—	—
Foreign currency related transactions	—	—	—
Change in unrealized appreciation (depreciation) on:
Investments	(64,610)	(164,805)	14,473
Securities sold short (Note 2)	—	26,193	—
Futures contracts (Note 3)	—	—	—
Foreign currency related translations	—	—	—

Net realized and unrealized gain (loss) on investments	(154,161)	(540,388)	(91,947)

Total increase (decrease) in net assets resulting from operations	(200,217)	(147,608)	(128,391)

(a)	Change in unrealized does not include unrealized appreciation in connection with the Reorganization (Note 11).

78	See accompanying Notes to Financial Statements.

Highland Funds II

Highland Global Allocation Fund ($)		Highland Dividend Equity Fund ($)	Highland Premier Growth Equity Fund ($)	Highland Small-Cap Equity Fund ($)	Highland Total Return Fund ($)	Highland Tax- Exempt Fund ($)	Highland Fixed Income Fund ($)

3,360,391		397,744	2,662,124	480,111	1,143,584	241	19,597
1,265,794		413	4,932	618	654,726	1,244,825	4,314,998
(30,373)		(3,302)	—	(443)	(37,908)	—	(327)
67,548		4,030	37,128	32,950	24,846	—	32,936
—		2,218	—	—	—	—	—

4,663,360		401,103	2,704,184	513,236	1,785,248	1,245,066	4,367,204

750,113		161,103	991,327	365,870	397,606	119,739	556,929

454,313		4,333	322,392	85,181	181,866	81,056	452,287
168		—	860	1,237	1,263	3	841
34,532		14,319	109,578	31,457	63,457	15,275	37,381
11		—	1,492	6	5	—	11
189,481		10,705	154,237	52,573	77,957	20,948	157,471
28,958		1,887	23,089	5,393	11,032	5,151	27,803
4,490		—	4,528	19,770	—	1,079	21,439
85,845		16,606	67,996	37,272	141,355	25,103	124,553
123,096		10,837	109,722	25,505	57,515	23,200	132,770
168,518		26,415	88,120	20,403	42,479	18,597	167,538
87,387		46,945	86,953	72,756	66,317	51,904	76,881
—		—	—	—	—	—	—
—		1,491	—	—	—	—	—
185,834		16,022	160,170	39,299	75,329	32,934	192,107

2,112,746		310,663	2,120,464	756,722	1,116,181	394,989	1,948,011
—		(129,689)	(39,685)	—	(11,840)	(2,014)	—

—		(25,785)	—	—	—	—	—

2,112,746		155,189	2,080,779	756,722	1,104,341	392,975	1,948,011

2,550,614		245,914	623,405	(243,486)	680,907	852,091	2,419,193

51,856,718		293,086	12,776,425	3,697,037	4,025,656	45,981	(2,037,824)
—		—	—	—	—	—	—
383,369		—	73,874	—	1,040,229	—	2,110,714
1,348		—	—	—	(2,217)	—	—

(28,211,072	) (a)	1,603,349	17,038,334	5,214,748	2,441,496	(2,032,081)	(5,743,651)
—		—	—	—	—	—	—
6,215		—	37,973	—	82,724	—	(272,476)
8,801		—	—	—	136	—	—

24,045,379		1,896,435	29,926,606	8,911,785	7,588,024	(1,986,100)	(5,943,237)

26,595,993		2,142,349	30,550,011	8,668,299	8,268,931	(1,134,009)	(3,524,044)

See accompanying Notes to Financial Statements.	79

STATEMENTS OF CHANGES IN NET ASSETS

	Highland Alpha Trend Strategies Fund		Highland Alternative Income Fund

	Year Ended September 30, 2013 ($)	Period Ended September 30, 2012(a) ($)	Year Ended September 30, 2013 ($)	Period Ended September 30, 2012(b) ($)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	(46,056)	(48,242)	392,780	431,738
Net realized gain (loss) on investments, securities sold short, futures contracts and foreign currency transactions	(89,551)	(79,997)	(401,776)	(569,928)
Net increase (decrease) in unrealized appreciation (depreciation) on investments, securities sold short, futures contracts and foreign currency translations	(64,610)	50,597	(138,612)	138,574

Net increase (decrease) from operations	(200,217)	(77,642)	(147,608)	384

Distributions to shareholders from:
Net investment income
Class A	—	—	(124,275)	(130,347)
Class C	—	—	(2,220)	(1,553)
Class R	—	—	(53,271)	(42,281)
Class Y	—	—	(243,025)	(260,193)
Net realized gains
Class A	(13,843)	—	—	—
Class B	—	—	—	—
Class C	(362)	—	—	—
Class R	(2,788)	—	—	—
Class Y	(25,046)	—	—	—

Total distributions	(42,039)	—	(422,791)	(434,374)

Increase (decrease) in net assets from operations and distributions	(242,256)	(77,642)	(570,399)	(433,990)

Share transactions:
Proceeds from sale of shares
Class A	1,364,769	2,052,496	727,762	6,458,910
Class C	—	51,800	100,000	73,200
Class R	215	397,000	722,826	1,666,540
Class Y	255,877	4,393,403	2,428,020	12,059,796
Value of distributions reinvested
Class A	4,912	—	96,187	100,396
Class B	—	—	—	—
Class C	362	—	2,220	1,553
Class R	2,788	—	14,550	12,151
Class Y	25,046	—	194,924	221,407
Cost of shares redeemed
Class A	(1,991,782)	(922,228)	(4,441,830)	(859,213)
Class B	—	—	—	—
Class C	(48,408)	—	(55,701)	—
Class R	(295,319)	(46,170)	(536,716)	(489,742)
Class Y	(2,144,062)	(1,425,120)	(6,330,364)	(4,467,524)
Reorganization (Note 11)
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R	—	—	—	—
Class Y	—	—	—	—
Redemption fees (Note 2)	920	9,364	4,081	3,532

Net increase (decrease) from shares transactions	(2,824,682)	4,510,545	(7,074,041)	14,781,006

Total increase (decrease) in net assets	(3,066,938)	4,432,903	(7,644,440)	14,347,016
Net Assets
Beginning of period	4,432,903	—	14,347,016	—

End of period	1,365,965	4,432,903	6,702,576	14,347,016

Accumulated net investment income (loss)	(57,977)	(18,601)	81,210	33,574

(a)	Commenced operations on November 1, 2011.
(b)	Commenced operations on January 13, 2012.
(c)	Commenced operations on November 14, 2011.

80	See accompanying Notes to Financial Statements.

Highland Funds II

Highland Trend Following Fund		Highland Global Allocation Fund		Highland Dividend Equity Fund

Year Ended September 30, 2013 ($)	Year Ended September 30, 2012 ($)	Year Ended September 30, 2013 ($)	Year Ended September 30, 2012 ($)	Year Ended September 30, 2013 ($)	Period Ended September 30, 2012(c) ($)

(36,444)	(87,238)	2,550,614	245,161	245,914	104,617

(106,420)	(383,893)	52,241,435	2,210,038	293,086	2,789

14,473	(360,416)	(28,196,056)	5,382,956	1,603,349	1,113,540

(128,391)	(831,547)	26,595,993	7,838,155	2,142,349	1,220,946

—	—	(2,440,188)	(320,011)	(19,777)	(4,632)
—	—	(23,213)	(5,894)	(14,926)	(4,891)
—	—	(23)	(2)	—	—
—	—	(29,166)	(1,014)	(226,534)	(146,302)

—	(65,979)	(42,090,724)	—	(253)	—
—	—	(1,975)	—	—	—
—	—	(1,008,429)	—	(634)	—
—	—	(557)	—	—	—
—	—	(314,032)	—	(5,856)	—

—	(65,979)	(45,908,307)	(326,921)	(267,980)	(155,825)

(128,391)	(897,526)	(19,312,314)	7,511,234	1,874,369	1,065,121

115,095	336,158	7,432,768	949,375	3,009,351	394,384
2,330	74,864	1,595,170	30,536	1,093,993	711,338
—	—	—	—	—	—
2,000,000	—	1,140,119	831	3,355,856	9,769,318

—	59,666	42,110,520	299,324	14,577	3,333
—	—	1,891	—	—	—
—	—	753,385	4,680	14,997	4,675
—	—	581	2	—	—
—	—	259,100	103	50,131	25,101

(1,864,108)	(6,239,869)	(45,421,877)	(6,209,682)	(91,966)	(4,443)
—	—	(58,000)	(106,756)	—	—
(29,235)	(25,186)	(1,154,764)	(307,245)	(105,177)	(6,328)
—	—	—	—	—	—
—	—	(3,124,105)	(45,985)	(2,225,948)	(857,192)

—	—	34,446,774	163,434,133	—	—
—	—	11,345	32,186	—	—
—	—	821,843	2,021,107	—	—
—	—	2,157	1,064	—	—
—	—	28,668	3,055,407	—	—
7	20	—	—	11,216	794

224,089	(5,794,347)	38,845,575	163,159,080	5,127,030	10,040,980

95,698	(6,691,873)	19,533,261	170,670,314	7,001,399	11,106,101

2,193,342	8,885,215	201,408,873	30,738,559	11,106,101	—

2,289,040	2,193,342	220,942,134	201,408,873	18,107,500	11,106,101

(27,500)	(66,092)	305,979	224,098	(10,857)	13,432

See accompanying Notes to Financial Statements.	81

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Highland Premier Growth Equity Fund		Highland Small-Cap Equity Fund

	Year Ended September 30, 2013 ($)	Year Ended September 30, 2012 ($)	Year Ended September 30, 2013 ($)	Year Ended September 30, 2012 ($)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	623,405	199,967	(243,486)	(349,383)
Net realized gain on investments, futures contracts and foreign currency transactions	12,850,299	9,782,289	3,697,037	3,705,376
Net increase (decrease) in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translations	17,076,307	36,327,521	5,214,748	5,754,801

Net increase (decrease) from operations	30,550,011	46,309,777	8,668,299	9,110,794

Distributions to shareholders from:
Net investment income
Class A	(644,361)	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R	(701)	—	—	—
Class Y	(180,681)	—	—	—
Net realized gains
Class A	—	—	(2,434,687)	—
Class B	—	—	(11,985)	—
Class C	—	—	(252,014)	—
Class R	—	—	(82)	—
Class Y	—	—	(32,700)	—
Return of Capital
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R	—	—	—	—
Class Y	—	—	—	—

Total distributions	(825,743)	—	(2,731,468)	—

Increase (decrease) in net assets from operations and distributions	29,724,268	46,309,777	5,936,831	9,110,794

Share transactions:
Proceeds from sale of shares
Class A	12,255,486	7,886,855	973,287	1,385,562
Class B	—	518	718	—
Class C	3,720,346	384,137	433,328	256,582
Class R	126,024	25,457	—	—
Class Y	4,008,564	2,859,803	1,212,701	187,440
Value of distributions reinvested
Class A	595,594	—	2,306,485	—
Class B	—	—	7,196	—
Class C	—	—	231,119	—
Class R	702	—	82	—
Class Y	144,768	—	32,700	—
Cost of shares redeemed
Class A	(22,180,485)	(25,639,343)	(6,331,207)	(7,150,865)
Class B	(35,665)	(157,389)	(56,868)	(116,058)
Class C	(2,604,447)	(3,185,420)	(563,505)	(574,531)
Class R	(49,241)	(22,576)	—	—
Class Y	(6,876,478)	(10,151,043)	(422,298)	(5,862)
Reorganization (Note 11)
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R	—	—	—	—
Class Y	—	—	—	—

Net increase (decrease) from shares transactions	(10,894,832)	(27,999,001)	(2,176,262)	(6,017,732)

Total increase (decrease) in net assets	18,829,436	18,310,776	3,760,569	3,093,062
Net Assets
Beginning of period	162,965,773	144,654,997	37,260,575	34,167,513

End of period	181,795,209	162,965,773	41,021,144	37,260,575

Accumulated net investment income (loss)	(956)	193,751	(111,383)	(331,201)

82	See accompanying Notes to Financial Statements.

Highland Funds II

Highland Total Return Fund		Highland Tax-Exempt Fund		Highland Fixed Income Fund

Year Ended September 30, 2013 ($)	Year Ended September 30, 2012 ($)	Year Ended September 30, 2013 ($)	Year Ended September 30, 2012 ($)	Year Ended September 30, 2013 ($)	Year Ended September 30, 2012 ($)

680,907	792,137	852,091	956,832	2,419,193	1,479,372

5,063,668	3,615,545	45,981	210,014	72,890	2,106,412

2,524,356	9,505,899	(2,032,081)	1,235,560	(6,016,127)	2,191,450

8,268,931	13,913,581	(1,134,009)	2,402,406	(3,524,044)	5,777,234

(729,626)	(1,029,000)	(817,745)	(919,180)	(2,403,347)	(1,884,566)
—	—	(6)	(69)	(451)	(1,046)
(17,913)	(31,534)	(27,027)	(32,604)	(20,974)	(16,294)
(8)	(5)	—	—	(24)	(19)
(4,116)	(2,892)	(7,268)	(4,979)	(11,577)	(22,285)

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

—	—	—	—	(229,542)	(176,683)
—	—	—	—	(106)	(98)
—	—	—	—	(4,725)	(1,528)
—	—	—	—	(3)	(2)
—	—	—	—	(1,140)	(2,089)

(751,663)	(1,063,431)	(852,046)	(956,832)	(2,671,889)	(2,104,610)

7,517,268	12,850,150	(1,986,055)	1,445,574	(6,195,933)	3,672,624

864,332	1,353,810	2,728,329	1,018,836	2,305,069	4,171,071
—	—	—	—	2,140	—
310,250	93,556	19,589	116,122	230,537	926,358
—	—	—	—	—	—
111,487	1,177	144,176	54,152	64,744	102,877

647,468	910,322	495,158	557,374	2,215,918	1,884,196
—	—	5	69	263	429
11,221	19,953	11,654	12,605	16,345	14,768
8	5	—	—	27	21
2,669	1,373	1,775	148	8,104	23,353

(12,105,362)	(18,261,342)	(4,697,889)	(5,225,265)	(38,848,745)	(14,121,804)
(21,868)	(252,797)	(1,725)	(3,188)	(55,786)	(76,199)
(1,860,595)	(2,467,693)	(670,996)	(142,953)	(2,077,030)	(251,996)
—	—	—	—	—	—
(34,431)	(55,719)	(44,304)	(60,156)	(1,473,401)	(230,364)

—	—	—	—	—	112,463,310
—	—	—	—	—	107,499
—	—	—	—	—	3,470,117
—	—	—	—	—	1,008
—	—	—	—	—	564,429

(12,074,821)	(18,657,355)	(2,014,228)	(3,672,256)	(37,611,815)	109,049,073

(4,557,553)	(5,807,205)	(4,000,283)	(2,226,682)	(43,807,748)	112,721,697

82,537,359	88,344,564	35,656,064	37,882,746	208,804,035	96,082,338

77,979,806	82,537,359	31,655,781	35,656,064	164,996,287	208,804,035

686,398	703,368	51,685	50,585	(49,510)	(850,164)

See accompanying Notes to Financial Statements.	83

STATEMENTS OF CHANGES IN NET ASSETS (continued)

CAPITAL STOCK ACTIVITY - SHARES

	Highland Alpha Trend Strategies Fund		Highland Alternative Income Fund

	Year Ended September 30, 2013	Period Ended September 30, 2012(a)	Year Ended September 30, 2013	Period Ended September 30, 2012(b)
Class A:
Shares sold	148,302	215,510	76,749	655,736
Issued for distribution reinvested	537	—	10,171	10,321
Shares redeemed	(219,499)	(98,658)	(465,910)	(88,402)
Subscriptions from Reorganization (Note 11)	—	—	—	—

Net increase (decrease) in fund shares	(70,660)	116,852	(378,990)	577,655

Class B:
Issued for distribution reinvested	—	—	—	—
Shares redeemed	—	—	—	—
Subscriptions from Reorganization (Note 11)	—	—	—	—

Net increase (decrease) in fund shares	—	—	—	—

Class C:
Shares sold	—	5,462	10,929	7,400
Issued for distribution reinvested	40	—	236	159
Shares redeemed	(5,291)	—	(5,881)	—
Subscriptions from Reorganization (Note 11)	—	—	—	—

Net increase (decrease) in fund shares	(5,251)	5,462	5,284	7,559

Class R:
Shares sold	—	40,179	76,199	167,179
Issued for distribution reinvested	304	—	1,550	1,241
Shares redeemed	(33,117)	(4,768)	(57,331)	(50,020)
Subscriptions from Reorganization (Note 11)	—	—	—	—

Net increase (decrease) in fund shares	(32,813)	35,411	20,418	118,400

Class Y:
Shares sold	28,209	464,656	253,238	1,212,560
Issued for distribution reinvested	2,725	—	20,676	22,620
Shares redeemed	(237,824)	(151,237)	(666,552)	(451,560)
Subscriptions from Reorganization (Note 11)	—	—	—	—

Net increase (decrease) in fund shares	(206,890)	313,419	(392,638)	783,620

(a)	Commenced operations on November 1, 2011.
(b)	Commenced operations on January 13, 2012.
(c)	Commenced operations on November 14, 2011.

84	See accompanying Notes to Financial Statements.

Highland Funds II

Highland Trend Following Fund		Highland Global Allocation Fund		Highland Dividend Equity Fund

Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2013	Period Ended September 30, 2012(c)

12,946	35,080	719,796	99,121	219,235	35,579
—	6,222	4,581,534	34,287	1,095	292
(208,393)	(658,389)	(4,376,514)	(650,795)	(6,890)	(398)
—	—	3,802,075	15,968,115	—	—

(195,447)	(617,087)	4,726,891	15,450,728	213,440	35,473

—	—	212	—	—	—
—	—	(5,993)	(11,574)	—	—
—	—	1,333	3,319	—	—

—	—	(4,448)	(8,255)	—	—

264	7,959	160,626	3,478	89,589	67,795
—	—	90,020	573	1,247	427
(3,261)	(2,660)	(114,653)	(34,105)	(7,897)	(556)
—	—	99,859	212,545	—	—

(2,997)	5,299	235,852	182,491	82,939	67,666

—	—	—	—	—	—
—	—	63	—	—	—
—	—	—	—	—	—
—	—	235	103	—	—

—	—	298	103	—	—

221,484	—	96,431	85	259,930	946,933
—	—	24,457	11	4,099	2,307
—	—	(253,814)	(4,467)	(178,394)	(79,655)
—	—	2,759	268,531	—	—

221,484	—	(130,167)	264,160	85,635	869,585

See accompanying Notes to Financial Statements.	85

STATEMENTS OF CHANGES IN NET ASSETS (continued)

CAPITAL STOCK ACTIVITY - SHARES

	Highland Premier Growth Equity Fund		Highland Small-Cap Equity Fund

	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2013	Year Ended September 30, 2012
Class A:
Shares sold	440,263	332,718	72,815	112,653
Issued for distribution reinvested	23,588	—	196,130	—
Shares redeemed	(810,770)	(1,108,302)	(480,803)	(590,883)
Subscriptions from Reorganization (Note 11)	—	—	—	—

Net increase (decrease) in fund shares	(346,919)	(775,584)	(211,858)	(478,230)

Class B:
Shares sold	—	25	73	—
Issued for distribution reinvested	—	—	731	—
Shares redeemed	(1,608)	(7,638)	(5,314)	(10,947)
Subscriptions from Reorganization (Note 11)	—	—	—	—

Net increase (decrease) in fund shares	(1,608)	(7,613)	(4,510)	(10,947)

Class C:
Shares sold	150,159	18,814	38,055	24,412
Issued for distribution reinvested	—	—	23,703	—
Shares redeemed	(110,821)	(160,742)	(50,262)	(55,459)
Subscriptions from Reorganization (Note 11)	—	—	—	—

Net increase (decrease) in fund shares	39,338	(141,928)	11,496	(31,047)

Class R:
Shares sold	4,654	1,092	—	—
Issued for distribution reinvested	28	—	7	—
Shares redeemed	(1,819)	(930)	—	—
Subscriptions from Reorganization (Note 11)	—	—	—	—

Net increase in fund shares	2,863	162	7	—

Class Y:
Shares sold	141,415	119,672	91,241	14,791
Issued for distribution reinvested	5,613	—	2,646	—
Shares redeemed	(246,419)	(429,549)	(30,107)	(507)
Subscriptions from Reorganization (Note 11)	—	—	—	—

Net increase (decrease) in fund shares	(99,391)	(309,877)	63,780	14,284

86	See accompanying Notes to Financial Statements.

Highland Funds II

Highland Total Return Fund		Highland Tax-Exempt Fund		Highland Fixed Income Fund

Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2013	Year Ended September 30, 2012

39,855	69,189	220,498	83,896	179,027	326,852
31,188	48,344	41,001	45,975	173,351	147,039
(560,067)	(922,719)	(385,501)	(430,408)	(3,019,499)	(1,106,247)
—	—	—	—	—	8,619,582

(489,024)	(805,186)	(124,002)	(300,537)	(2,667,121)	7,987,226

—	—	—	—	164	—
—	—	—	6	21	34
(1,078)	(13,284)	(139)	(263)	(4,322)	(5,875)
—	—	—	—	—	8,241

(1,078)	(13,284)	(139)	(257)	(4,137)	2,400

15,158	5,191	1,592	9,667	17,841	72,314
582	1,141	965	1,039	1,284	1,150
(93,193)	(136,539)	(56,730)	(11,783)	(160,445)	(19,713)
—	—	—	—	—	265,608

(77,453)	(130,207)	(54,173)	(1,077)	(141,320)	319,359

—	—	—	—	—	—
1	—	—	—	2	2
—	—	—	—	—	—
—	—	—	—	—	77

1	—	—	—	2	79

5,217	62	10,924	4,110	5,027	8,169
127	73	137	11	627	1,826
(1,573)	(2,930)	(3,433)	(4,602)	(113,628)	(18,312)
—	—	—	—	—	43,318

3,771	(2,795)	7,628	(481)	(107,974)	35,001

See accompanying Notes to Financial Statements.	87

FINANCIAL HIGHLIGHTS

For the Years or Periods Ended September 30, 2013

Selected data for a share outstanding throughout each period is as follows:

		Income (Loss) from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions
Highland Alpha Trend Strategies Fund
Class A
2013	$9.38	$(0.12)	$(0.45)	$(0.57)	$—	$(0.08)	$—	$(0.08)
2012(f)	10.00	(0.13)	(0.51)	(0.64)	—	— (d)	—	—
Class C
2013	$9.36	$(0.17)	$(0.45)	$(0.62)	$—	$(0.08)	$—	$(0.08)
2012(f)	9.56	(0.12)	(0.08)	(0.20)	—	— (d)	—	—
Class R
2013	$9.41	$(0.13)	$(0.46)	$(0.59)	$—	$(0.08)	$—	$(0.08)
2012(f)	10.00	(0.14)	(0.47)	(0.61)	—	— (d)	—	—
Class Y
2013	$9.42	$(0.13)	$(0.41)	$(0.54)	$—	$(0.08)	$—	$(0.08)
2012(f)	10.00	(0.10)	(0.50)	(0.60)	—	— (d)	—	—

Highland Alternative Income Fund
Class A
2013	$9.64	$0.26	$(0.48)	$(0.22)	$(0.38)	$—	$—	$(0.38)
2012(i)	10.00	0.36	(0.37)	(0.01)	(0.35)	—	—	(0.35)
Class C
2013	$9.65	$0.24	$(0.53)	$(0.29)	$(0.31)	$—	$—	$(0.31)
2012(i)	10.00	0.33	(0.35)	(0.02)	(0.33)	—	—	(0.33)
Class R
2013	$9.65	$0.26	$(0.50)	$(0.24)	$(0.37)	$—	$—	$(0.37)
2012(i)	10.00	0.36	(0.38)	(0.02)	(0.33)	—	—	(0.33)
Class Y
2013	$9.65	$0.33	$(0.52)	$(0.19)	$(0.42)	$—	$—	$(0.42)
2012(i)	10.00	0.40	(0.38)	0.02	(0.37)	—	—	(0.37)

Highland Trend Following Fund
Class A
2013	$9.33	$(0.17)	$(0.31)	$(0.48)	$—	$—	$—	$—
2012	10.49	(0.14)	(0.93)	(1.07)	—	(0.09)	—	(0.09)
2011(j)	11.18	(0.11)	(0.58)	(0.69)	—	—	—	—
2011(k)	10.58	(0.13)	0.78	0.65	—	(0.05)	—	(0.05)
2010(l)	10.00	(0.14)	0.76	0.62	—	(0.04)	—	(0.04)
Class C
2013	$9.30	$(0.22)	$(0.31)	$(0.53)	$—	$—	$—	$—
2012(m)	9.47	(0.12)	(0.05)	(0.17)	—	—	—	—
Class Y
2013(m)	$10.00	$(0.09)	$(1.04)	$(1.13)	$—	$—	$—	$—

88	See accompanying Notes to Financial Statements.

					Ratios and Supplemental Data
Redemptions Fees		Net Asset Value, End of Period	Total Return(b)		Net Assets, End of Period (000)	Net Investment Income/ (Loss)(c)	Net Expenses(c)		Gross Expenses(c)		Portfolio Turnover Rate

$—	(d)	$8.73	(6.10)%		$403	(1.33)%	2.50	%(e)	5.59	%(e)	3,233%
0.02		9.38	(6.20	)(g)	1,097	(1.55)	2.35	(e)(h)	6.72	(e)(h)	2,624	(g)

$—	(d)	$8.66	(6.65)%		$2	(1.88)%	2.79	%(e)	6.21	%(e)	3,233%
—		9.36	(2.09	)(g)	51	(2.20)	3.00	(e)(h)	7.37	(e)(h)	2,624	(g)

$—	(d)	$8.74	(6.29)%		$23	(1.42)%	2.54	%(e)	5.38	%(e)	3,233%
0.02		9.41	(5.90	)(g)	333	(1.70)	2.50	(e)(h)	6.87	(e)(h)	2,624	(g)

$—	(d)	$8.80	(5.75)%		$938	(1.41)%	2.50	%(e)	4.77	%(e)	3,233%
0.02		9.42	(5.80	)(g)	2,952	(1.20)	2.00	(e)(h)	6.37	(e)(h)	2,624	(g)

$—	(d)	$9.04	(2.33)%		$1,796	2.76%	2.83	%(e)(h)	3.72	%(e)(h)	2,154%
—	(d)	9.64	(0.10	)(g)	5,570	5.29	1.94	(e)(h)	3.94	(e)(h)	1,081	(g)

$—	(d)	$9.05	(3.06)%		$116	2.57%	3.19	%(e)(h)	4.23	%(e)(h)	2,154%
—	(d)	9.65	(0.15	)(g)	73	4.82	2.41	(e)(h)	4.59	(e)(h)	1,081	(g)

$—	(d)	$9.04	(2.57)%		$1,255	2.75%	2.83	%(e)(h)	3.97	%(e)(h)	2,154%
—	(d)	9.65	(0.19	)(g)	1,142	5.14	2.09	(e)(h)	4.09	(e)(h)	1,081	(g)

$—	(d)	$9.04	(2.07)%		$3,536	3.52%	2.32	%(e)(h)	3.38	%(e)(h)	2,154%
—	(d)	9.65	0.17	(g)	7,562	5.64	1.59	(e)(h)	3.59	(e)(h)	1,081	(g)

$—	(d)	$8.85	(5.14)%		$304	(1.87)%	2.23	%(e)	6.57	%(e)	1,042%
—	(d)	9.33	(10.19)		2,144	(1.45)	2.25	(e)	5.18	(e)	848
—		10.49	(6.17	)(g)	8,885	(1.57)	2.25	(e)	3.54	(e)	256	(g)
—		11.18	6.13		24,471	(1.24)	2.25	(e)	2.79	(e)	213
—		10.58	6.19	(g)	26,254	(1.54)	2.25	(e)	3.72	(e)	626	(g)

$—	(d)	$8.77	(5.70)%		$20	(2.46)%	2.87	%(e)	6.91	%(e)	1,042%
—	(d)	9.30	(1.80	)(g)	49	(2.10)	2.90	(e)	6.96	(e)	848

$—		$8.87	(11.30	)%(g)	$1,965	(1.37)%	1.88	%(e)	4.85	%(e)	1,042	%(g)

See accompanying Notes to Financial Statements.	89

FINANCIAL HIGHLIGHTS (continued)

For the Years or Periods Ended September 30, 2013

Selected data for a share outstanding throughout each period is as follows:

		Income (Loss) from Investment Operations				Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income	Net Realized Gains		Return of Capital	Total Distributions
Highland Global Allocation Fund
Class A
2013	$10.24	$0.15		$1.45	$1.60	$(0.15)	$(2.66)		$—	$(2.81)
2012	8.15	0.07		2.11	2.18	(0.09)	—		—	(0.09)
2011	8.45	0.08		(0.31)	(0.23)	(0.07)	—		—	(0.07)
2010	8.07	0.08		0.38	0.46	(0.08)	—		—	(0.08)
2009	8.86	0.10		(0.69)	(0.59)	(0.10)	(0.10)		—	(0.20)
Class B
2013	$9.70	$0.05		$1.39	$1.44	$—	$(2.66)		$—	$(2.66)
2012	7.70	—	(d)	2.00	2.00	—	—		—	—
2011	7.99	0.01		(0.30)	(0.29)	—	—		—	—
2010	7.67	0.01		0.36	0.37	(0.05)	—		—	(0.05)
2009	8.36	0.04		(0.63)	(0.59)	—	(0.10)		—	(0.10)
Class C
2013	$9.51	$0.07		$1.34	$1.41	$(0.06)	$(2.66)		$—	$(2.72)
2012	7.58	—	(d)	1.96	1.96	(0.03)	—		—	(0.03)
2011	7.86	0.01		(0.29)	(0.28)	—	—		—	—
2010	7.54	0.02		0.34	0.36	(0.04)	—		—	(0.04)
2009	8.28	0.04		(0.64)	(0.60)	(0.04)	(0.10)		—	(0.14)
Class R
2013	$10.33	$0.14		$1.46	$1.60	$(0.11)	$(2.66)		$—	$(2.77)
2012	8.16	0.05		2.14	2.19	(0.02)	—		—	(0.02)
2011	8.44	0.06		(0.29)	(0.23)	(0.05)	—		—	(0.05)
2010	8.06	0.06		0.37	0.43	(0.05)	—		—	(0.05)
2009	8.85	0.08		(0.69)	(0.61)	(0.08)	(0.10)		—	(0.18)
Class Y
2013	$11.38	$0.17		$1.65	$1.82	$(0.18)	$(2.66)		$—	$(2.84)
2012	9.04	0.08		2.37	2.45	(0.11)	—		—	(0.11)
2011	9.37	0.12		(0.36)	(0.24)	(0.09)	—		—	(0.09)
2010	8.94	0.10		0.43	0.53	(0.10)	—		—	(0.10)
2009	9.79	0.12		(0.75)	(0.63)	(0.12)	(0.10)		—	(0.22)

Highland Dividend Equity Fund
Class A
2013	$11.96	$0.21		$1.95	$2.16	$(0.22)	$(0.00	)(d)	$—	$(0.22)
2012(o)	10.00	0.11		2.00	2.11	(0.15)	—		—	(0.15)
Class C
2013	$11.40	$0.12		$1.85	$1.97	$(0.14)	$(0.00	)(d)	$—	$(0.14)
2012(o)	10.00	0.04		1.44	1.48	(0.08)	—		—	(0.08)
Class Y
2013	$11.40	$0.25		$1.84	$2.09	$(0.26)	$(0.00	)(d)	$—	$(0.26)
2012(o)	10.00	0.14		1.44	1.58	(0.18)	—		—	(0.18)

90	See accompanying Notes to Financial Statements.

			Ratios and Supplemental Data
Redemptions Fees	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (000)	Net Investment Income/ (Loss)(c)	Net Expenses(c)		Gross Expenses(c)	Portfolio Turnover Rate

$—	$9.03	15.89%	$214,521	1.38%	1.14%		1.14%	236%
—	10.24	26.97	194,779	0.77	1.41		1.41	47
—	8.15	(2.85)	29,171	0.89	1.13	(n)	1.13	47
—	8.45	5.70	34,667	1.00	1.36	(n)	1.41	50
—	8.07	(6.11)	34,466	1.39	1.33	(n)	1.52	69

$—	$8.48	14.99%	$16	0.54%	1.84%		1.84%	236%
—	9.70	25.97	61	0.02	2.16		2.16	47
—	7.70	(3.63)	112	0.14	1.88	(n)	1.88	47
—	7.99	4.84	225	0.14	2.12	(n)	2.15	50
—	7.67	(6.75)	626	0.68	2.08	(n)	2.27	69

$—	$8.20	14.97%	$4,905	0.67%	1.88%		1.88%	236%
—	9.51	25.97	3,443	0.02	2.16		2.16	47
—	7.58	(3.56)	1,361	0.14	1.88	(n)	1.88	47
—	7.86	4.83	1,907	0.25	2.12	(n)	2.16	50
—	7.54	(6.76)	1,852	0.60	2.08	(n)	2.27	69

$—	$9.16	15.69%	$5	1.32%	1.26%		1.26%	236%
—	10.33	26.87	2	0.52	1.66		1.66	47
—	8.16	(2.82)	1	0.64	1.38	(n)	1.38	47
—	8.44	5.34	9	0.75	1.61	(n)	1.66	50
—	8.06	(6.35)	9	1.11	1.58	(n)	1.77	69

$—	$10.36	16.27%	$1,495	1.44%	0.87%		0.87%	236%
—	11.38	27.34	3,124	1.02	1.16		1.16	47
—	9.04	(2.68)	94	1.14	0.88	(n)	0.88	47
—	9.37	5.88	149	1.19	1.11	(n)	1.14	50
—	8.94	(5.83)	294	1.48	1.01	(n)	1.07	69

$0.02	$13.92	18.47%	$3,464	1.52%	1.40%		2.62%	6%
—(d)	11.96	21.16 (g)	424	1.10	2.25		4.03	6 (g)

$0.01	$13.24	17.59%	$1,994	0.93%	2.04%		3.19%	6%
—(d)	11.40	14.89 (g)	771	0.45	2.90		4.68	6 (g)

$0.01	$13.24	18.72%	$12,650	1.98%	1.02%		2.17%	6%
—(d)	11.40	15.90 (g)	9,911	1.45	1.90		3.68	6 (g)

See accompanying Notes to Financial Statements.	91

FINANCIAL HIGHLIGHTS (continued)

For the Years or Periods Ended September 30, 2013

Selected data for a share outstanding throughout each period is as follows:

		Income (Loss) from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions

Highland Premier Growth Equity Fund
Class A
2013	$26.13	$0.11	$5.12	$5.23	$(0.14)	$—	$—	$(0.14)
2012	19.39	0.03	6.71	6.74	—	—	—	—
2011	19.45	— (d)	(0.06)	(0.06)	—	—	—	—
2010	18.45	(0.01)	1.06	1.05	(0.05)	—	—	(0.05)
2009	20.84	0.06	(1.27)	(1.21)	(0.01)	(1.17)	—	(1.18)
Class B
2013	$22.46	$(0.07)	$4.40	$4.33	$—	$—	$—	$—
2012	16.80	(0.12)	5.78	5.66	—	—	—	—
2011	16.97	(0.15)	(0.02)	(0.17)	—	—	—	—
2010	16.20	(0.14)	0.93	0.79	(0.02)	—	—	(0.02)
2009	18.62	(0.06)	(1.19)	(1.25)	—	(1.17)	—	(1.17)
Class C
2013	$22.50	$(0.09)	$4.41	$4.32	$—	$—	$—	$—
2012	16.82	(0.12)	5.80	5.68	—	—	—	—
2011	17.00	(0.15)	(0.03)	(0.18)	—	—	—	—
2010	16.21	(0.14)	0.93	0.79	—	—	—	—
2009	18.62	(0.06)	(1.18)	(1.24)	—	(1.17)	—	(1.17)
Class R
2013	$25.84	$0.02	$5.08	$5.10	$(0.08)	$—	$—	$(0.08)
2012	19.22	(0.03)	6.65	6.62	—	—	—	—
2011	19.33	(0.06)	(0.05)	(0.11)	—	—	—	—
2010	18.39	(0.06)	1.05	0.99	(0.05)	—	—	(0.05)
2009	20.80	0.02	(1.26)	(1.24)	—	(1.17)	—	(1.17)
Class Y
2013	$26.74	$0.18	$5.24	$5.42	$(0.20)	$—	$—	$(0.20)
2012	19.80	0.09	6.85	6.94	—	—	—	—
2011	19.81	0.05	(0.06)	(0.01)	—	—	—	—
2010	18.78	0.04	1.08	1.12	(0.09)	—	—	(0.09)
2009	21.25	0.11	(1.31)	(1.20)	(0.10)	(1.17)	—	(1.27)

Highland Small-Cap Equity Fund
Class A
2013	$12.88	$(0.06)	$3.07	$3.01	$—	$(0.96)	$—	$(0.96)
2012	10.07	(0.10)	2.91	2.81	—	—	—	—
2011	9.64	(0.07)	0.50	0.43	—	—	—	—
2010	8.49	(0.03)	1.18	1.15	—	—	—	—
2009	10.73	(0.04)	(1.34)	(1.38)	—	(0.86)	—	(0.86)
Class B
2013	$10.97	$(0.13)	$2.55	$2.42	$—	$(0.96)	$—	$(0.96)
2012	8.64	(0.17)	2.50	2.33	—	—	—	—
2011	8.33	(0.14)	0.45	0.31	—	—	—	—
2010	7.39	(0.07)	1.01	0.94	—	—	—	—
2009	9.58	(0.08)	(1.25)	(1.33)	—	(0.86)	—	(0.86)

92	See accompanying Notes to Financial Statements.

			Ratios and Supplemental Data
Redemptions Fees	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (000)	Net Investment Income/ (Loss)(c)	Net Expenses(c)		Gross Expenses(c)	Portfolio Turnover Rate

$—	$31.22	20.12%	$140,949	0.39%	1.25%		1.27%	20%
—	26.13	34.76	127,028	0.14	1.22		1.31	16
—	19.39	(0.31)	109,321	(0.02)	1.07	(n)	1.10	23
—	19.45	5.69	140,095	(0.08)	1.00	(n)	1.00	21
—	18.45	(3.58)	149,681	0.36	1.10	(n)	1.10	27

$—	$26.79	19.28%	$88	(0.31)%	2.00%		2.02%	20%
—	22.46	33.69	110	(0.61)	1.97		2.06	16
—	16.80	(1.00)	210	(0.77)	1.82	(n)	1.85	23
—	16.97	4.88	577	(0.89)	1.78	(n)	1.79	21
—	16.20	(4.29)	2,474	(0.46)	1.85	(n)	1.85	27

$—	$26.82	19.20%	$13,589	(0.37)%	2.00%		2.02%	20%
—	22.50	33.77	10,512	(0.61)	1.97		2.06	16
—	16.82	(1.06)	10,248	(0.77)	1.82	(n)	1.85	23
—	17.00	4.87	13,770	(0.83)	1.75	(n)	1.75	21
—	16.21	(4.23)	14,378	(0.41)	1.85	(n)	1.85	27

$—	$30.86	19.80%	$367	0.08%	1.50%		1.52%	20%
—	25.84	34.44	233	(0.11)	1.47		1.56	16
—	19.22	(0.57)	171	(0.27)	1.32	(n)	1.35	23
—	19.33	5.40	103	(0.31)	1.23	(n)	1.24	21
—	18.39	(3.76)	9	0.10	1.35	(n)	1.35	27

$—	$31.96	20.45%	$26,802	0.64%	1.00%		1.02%	20%
—	26.74	35.05	25,083	0.39	0.97		1.06	16
—	19.80	(0.05)	24,705	0.23	0.82	(n)	0.85	23
—	19.81	5.94	36,848	0.19	0.74	(n)	0.74	21
—	18.78	(3.30)	22,971	0.70	0.85	(n)	0.85	27

$—	$14.93	25.36%	$35,882	(0.47)%	1.91%		1.91%	64%
—	12.88	27.91	33,698	(0.86)	2.00		2.00	24
—	10.07	4.46	31,155	(0.65)	1.91	(n)	1.92	71
—	9.64	13.55	34,798	(0.33)	1.81	(n)	1.97	42
—	8.49	(10.17)	32,456	(0.56)	2.14	(n)	2.20	51

$—	$12.43	24.33%	$119	(1.20)%	2.67%		2.67%	64%
—	10.97	27.12	154	(1.61)	2.75		2.75	24
—	8.64	3.60	216	(1.40)	2.66	(n)	2.67	71
—	8.33	12.72	434	(0.98)	2.59	(n)	2.70	42
—	7.39	(10.95)	1,055	(1.23)	2.89	(n)	2.95	51

See accompanying Notes to Financial Statements.	93

FINANCIAL HIGHLIGHTS (continued)

For the Years or Periods Ended September 30, 2013

Selected data for a share outstanding throughout each period is as follows:

		Income (Loss) from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions

Highland Small-Cap Equity Fund (continued)
Class C
2013	$10.91	$(0.16)	$2.56	$2.40	$—	$(0.96)	$—	$(0.96)
2012	8.59	(0.17)	2.49	2.32	—	—	—	—
2011	8.29	(0.14)	0.44	0.30	—	—	—	—
2010	7.35	(0.08)	1.02	0.94	—	—	—	—
2009	9.53	(0.08)	(1.24)	(1.32)	—	(0.86)	—	(0.86)
Class R
2013	$12.79	$(0.09)	$3.05	$2.96	$—	$(0.96)	$—	$(0.96)
2012	9.99	(0.13)	2.93	2.80	—	—	—	—
2011	9.58	(0.10)	0.51	0.41	—	—	—	—
2010	8.46	(0.05)	1.17	1.12	—	—	—	—
2009	10.72	(0.06)	(1.34)	(1.40)	—	(0.86)	—	(0.86)
Class Y
2013	$13.48	$(0.05)	$3.25	$3.20	$—	$(0.96)	$—	$(0.96)
2012	10.51	(0.08)	3.05	2.97	—	—	—	—
2011	10.04	(0.05)	0.52	0.47	—	—	—	—
2010	8.82	—	1.22	1.22	—	—	—	—
2009	11.06	(0.01)	(1.37)	(1.38)	—	(0.86)	—	(0.86)

Highland Total Return Fund
Class A
2013	$20.85	$0.20	$2.09	$2.29	$(0.21)	$—	$—	$(0.21)
2012	18.03	0.19	2.87	3.06	(0.24)	—	—	(0.24)
2011	18.80	0.21	(0.87)	(0.66)	(0.11)	—	—	(0.11)
2010	17.90	0.17	0.99	1.16	(0.26)	—	—	(0.26)
2009	20.16	0.26	(1.08)	(0.82)	(0.39)	(1.05)	—	(1.44)
Class B
2013	$20.11	$0.04	$2.03	$2.07	$—	$—	$—	$—
2012	17.30	0.04	2.77	2.81	—	—	—	—
2011	18.07	0.06	(0.83)	(0.77)	—	—	—	—
2010	17.23	0.02	0.96	0.98	(0.14)	—	—	(0.14)
2009	19.36	0.14	(1.03)	(0.89)	(0.19)	(1.05)	—	(1.24)
Class C
2013	$19.25	$0.03	$1.94	$1.97	$(0.05)	$—	$—	$(0.05)
2012	16.63	0.04	2.65	2.69	(0.07)	—	—	(0.07)
2011	17.37	0.06	(0.80)	(0.74)	—	—	—	—
2010	16.59	0.03	0.91	0.94	(0.16)	—	—	(0.16)
2009	18.76	0.13	(1.01)	(0.88)	(0.24)	(1.05)	—	(1.29)
Class R
2013	$20.94	$0.28	$1.99	$2.27	$(0.17)	$—	$—	$(0.17)
2012	18.02	0.14	2.88	3.02	(0.10)	—	—	(0.10)
2011	18.79	0.16	(0.86)	(0.70)	(0.07)	—	—	(0.07)
2010	17.87	0.12	0.99	1.11	(0.19)	—	—	(0.19)
2009	20.13	0.23	(1.09)	(0.86)	(0.35)	(1.05)	—	(1.40)

94	See accompanying Notes to Financial Statements.

			Ratios and Supplemental Data
Redemptions Fees	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (000)	Net Investment Income/ (Loss)(c)	Net Expenses(c)		Gross Expenses(c)	Portfolio Turnover Rate

$—	$12.35	24.39%	$3,480	(1.21)%	2.66%		2.66%	64%
—	10.91	26.89	2,947	(1.61)	2.75		2.75	24
—	8.59	3.62	2,587	(1.40)	2.66	(n)	2.67	71
—	8.29	12.79	2,832	(1.08)	2.56	(n)	2.71	42
—	7.35	(10.90)	2,839	(1.30)	2.89	(n)	2.95	51

$—	$14.79	25.24%	$1	(0.57)%	1.99%		1.99%	64%
—	12.79	27.93	1	(1.11)	2.25		2.25	24
—	9.99	4.28	1	(0.90)	2.16	(n)	2.17	71
—	9.58	13.24	9	(0.55)	2.03	(n)	2.19	42
—	8.46	(10.37)	8	(0.84)	2.39	(n)	2.45	51

$—	$15.72	25.66%	$1,539	(0.28)%	1.64%		1.64%	64%
—	13.48	28.26	460	(0.61)	1.75		1.75	24
—	10.51	4.68	209	(0.40)	1.66	(n)	1.67	71
—	10.04	13.83	198	(0.04)	1.58	(n)	1.72	42
—	8.82	(9.83)	1,035	(0.18)	1.89	(n)	1.95	51

$—	$22.93	11.15%	$71,505	0.92%	1.33%		1.34%	138%
—	20.85	17.01	75,216	0.97	1.60		1.82	169
—	18.03	(3.51)	79,574	1.07	1.42	(n)	1.46	177
—	18.80	6.51	104,835	0.92	1.15	(n)	1.26	137
—	17.90	(2.60)	105,256	1.66	1.08	(n)	1.13	144

$—	$22.18	10.35%	$129	0.17%	2.08%		2.09%	138%
—	20.11	16.12	139	0.22	2.35		2.57	169
—	17.30	(4.21)	349	0.32	2.17	(n)	2.21	177
—	18.07	5.73	1,077	0.14	1.90	(n)	1.97	137
—	17.23	(3.37)	4,772	0.91	1.83	(n)	1.88	144

$—	$21.17	10.28%	$6,019	0.17%	2.08%		2.09%	138%
—	19.25	16.17	6,965	0.22	2.35		2.57	169
—	16.63	(4.20)	8,183	0.32	2.17	(n)	2.21	177
—	17.37	5.71	11,714	0.19	1.90	(n)	2.01	137
—	16.59	(3.33)	10,841	0.90	1.83	(n)	1.88	144

$—	$23.04	10.99%	$1	1.27%	1.28%		1.28%	138%
—	20.94	16.68	1	0.72	1.85		2.07	169
—	18.02	(3.70)	1	0.82	1.67	(n)	1.71	177
—	18.79	6.25	9	0.66	1.41	(n)	1.52	137
—	17.87	(2.88)	9	1.40	1.33	(n)	1.38	144

See accompanying Notes to Financial Statements.	95

FINANCIAL HIGHLIGHTS (continued)

For the Years or Periods Ended September 30, 2013

Selected data for a share outstanding throughout each period is as follows:

		Income (Loss) from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions

Highland Total Return Fund (continued)
Class Y
2013	$21.09	$0.27	$2.11	$2.38	$(0.27)	$—	$—	$(0.27)
2012	18.24	0.24	2.90	3.14	(0.29)	—	—	(0.29)
2011	19.03	0.27	(0.89)	(0.62)	(0.17)	—	—	(0.17)
2010	18.10	0.21	1.01	1.22	(0.29)	—	—	(0.29)
2009	20.39	0.31	(1.10)	(0.79)	(0.45)	(1.05)	—	(1.50)

Highland Tax-Exempt Fund
Class A
2013	$12.34	$0.31	$(0.70)	$(0.39)	$(0.31)	$—	$—	$(0.31)
2012	11.86	0.32	0.48	0.80	(0.32)	—	—	(0.32)
2011	11.97	0.34	(0.11)	0.23	(0.34)	—	—	(0.34)
2010	11.79	0.41	0.18	0.59	(0.41)	—	—	(0.41)
2009	10.90	0.41	0.88	1.29	(0.40)	—	—	(0.40)
Class C
2013	$12.33	$0.22	$(0.71)	$(0.49)	$(0.21)	$—	$—	$(0.21)
2012	11.86	0.23	0.47	0.70	(0.23)	—	—	(0.23)
2011	11.96	0.26	(0.10)	0.16	(0.26)	—	—	(0.26)
2010	11.78	0.33	0.17	0.50	(0.32)	—	—	(0.32)
2009	10.89	0.31	0.90	1.21	(0.32)	—	—	(0.32)
Class Y
2013	$13.34	$0.36	$(0.76)	$(0.40)	$(0.36)	$—	$—	$(0.36)
2012	12.83	0.37	0.51	0.88	(0.37)	—	—	(0.37)
2011	12.93	0.40	(0.11)	0.29	(0.39)	—	—	(0.39)
2010	12.74	0.48	0.19	0.67	(0.48)	—	—	(0.48)
2009	11.78	0.45	0.97	1.42	(0.46)	—	—	(0.46)

Highland Fixed Income Fund
Class A
2013	$13.04	$0.17	$(0.41)	$(0.24)	$(0.17)	$—	$(0.02)	$(0.19)
2012	12.54	0.20	0.59	0.79	(0.27)	—	(0.02)	(0.29)
2011	12.26	0.37	0.31	0.68	(0.40)	—	—	(0.40)
2010	11.71	0.36	0.63	0.99	(0.44)	—	—	(0.44)
2009	11.44	0.44	0.26	0.70	(0.43)	—	—	(0.43)
Class B
2013	$13.04	$0.07	$(0.41)	$(0.34)	$(0.07)	$—	$(0.02)	$(0.09)
2012	12.54	0.11	0.58	0.69	(0.17)	—	(0.02)	(0.19)
2011	12.26	0.27	0.32	0.59	(0.31)	—	—	(0.31)
2010	11.71	0.31	0.59	0.90	(0.35)	—	—	(0.35)
2009	11.44	0.35	0.27	0.62	(0.35)	—	—	(0.35)
Class C
2013	$13.06	$0.07	$(0.42)	$(0.35)	$(0.07)	$—	$(0.02)	$(0.09)
2012	12.56	0.10	0.59	0.69	(0.17)	—	(0.02)	(0.19)
2011	12.27	0.27	0.33	0.60	(0.31)	—	—	(0.31)
2010	11.72	0.27	0.63	0.90	(0.35)	—	—	(0.35)
2009	11.46	0.35	0.26	0.61	(0.35)	—	—	(0.35)

96	See accompanying Notes to Financial Statements.

			Ratios and Supplemental Data
Redemptions Fees	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (000)	Net Investment Income/ (Loss)(c)	Net Expenses(c)		Gross Expenses(c)	Portfolio Turnover Rate

$—	$23.20	11.41%	$326	1.22%	1.08%		1.09%	138%
—	21.09	17.36	217	1.22	1.35		1.57	169
—	18.24	(3.36)	238	1.32	1.17	(n)	1.21	177
—	19.03	6.81	5,070	1.16	0.90	(n)	1.00	137
—	18.10	(2.39)	7,788	1.90	0.83	(n)	0.88	144

$—	$11.64	(3.26)%	$30,390	2.53%	1.12%		1.13%	16%
—	12.34	6.79	33,747	2.62	1.14		1.18	26
—	11.86	2.06	36,024	2.97	1.15	(n)	1.18	40
—	11.97	5.14	40,049	3.49	0.86	(n)	0.63	28
—	11.79	12.09	36,260	3.58	0.86	(n)	1.14	24

$—	$11.63	(3.98)%	$1,000	1.77%	1.87%		1.88%	16%
—	12.33	5.93	1,728	1.87	1.89		1.93	26
—	11.86	1.39	1,675	2.22	1.90	(n)	1.93	40
—	11.96	4.33	2,699	2.68	1.60	(n)	1.24	28
—	11.78	11.24	945	2.72	1.61	(n)	1.89	24

$—	$12.58	(3.03)%	$266	2.78%	0.87%		0.87%	16%
—	13.34	6.97	180	2.87	0.89		0.93	26
—	12.83	2.39	179	3.22	0.90	(n)	0.93	40
—	12.93	5.36	700	3.73	0.61	(n)	0.30	28
—	12.74	12.34	507	3.63	0.61	(n)	0.71	24

$—	$12.61	(1.92)%	$161,673	1.32%	1.04%		1.04%	456%
—	13.04	6.35	202,060	1.59	1.13		1.14	350
—	12.54	5.78	94,079	2.97	0.90	(n)	0.91	392
—	12.26	8.65	98,741	3.02	0.91	(n)	0.99	342
—	11.71	6.36	103,525	3.90	0.85	(n)	0.88	341

$—	$12.61	(2.57)%	$64	0.52%	1.79%		1.79%	456%
—	13.04	5.49	120	0.84	1.88		1.89	350
—	12.54	5.00	85	2.22	1.65	(n)	1.66	392
—	12.26	7.84	131	2.69	1.67	(n)	1.72	342
—	11.71	5.57	375	3.21	1.60	(n)	1.63	341

$—	$12.62	(2.57)%	$3,098	0.57%	1.79%		1.79%	456%
—	13.06	5.48	5,051	0.84	1.88		1.89	350
—	12.56	4.99	846	2.22	1.65	(n)	1.66	392
—	12.27	7.93	933	2.25	1.66	(n)	1.74	342
—	11.72	5.47	915	3.12	1.60	(n)	1.63	341

See accompanying Notes to Financial Statements.	97

FINANCIAL HIGHLIGHTS (continued)

For the Years or Periods Ended September 30, 2013

Selected data for a share outstanding throughout each period is as follows:

		Income (Loss) from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions

Highland Fixed Income Fund (continued)
Class R
2013	$13.05	$0.14	$(0.42)	$(0.28)	$(0.14)	$—	$(0.02)	$(0.16)
2012	12.55	0.16	0.59	0.75	(0.23)	—	(0.02)	(0.25)
2011	12.26	0.33	0.34	0.67	(0.38)	—	—	(0.38)
2010	11.71	0.33	0.63	0.96	(0.41)	—	—	(0.41)
2009	11.45	0.41	0.25	0.66	(0.40)	—	—	(0.40)
Class Y
2013	$13.03	$0.16	$(0.37)	$(0.21)	$(0.20)	$—	$(0.02)	$(0.22)
2012	12.52	0.23	0.60	0.83	(0.29)	—	(0.03)	(0.32)
2011	12.24	0.40	0.31	0.71	(0.43)	—	—	(0.43)
2010	11.70	0.33	0.68	1.01	(0.47)	—	—	(0.47)
2009	11.43	0.46	0.27	0.73	(0.46)	—	—	(0.46)

(a)	Net investment income per share is based on average shares outstanding during the period.
(b)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the adviser not absorbed a portion of expenses, total returns would have been lower.
(c)	The ratios for periods of less than one full year are annualized.
(d)	Less than $0.005 per share or less than 0.005%.
(e)	Does not include expenses of investment companies in which the Fund invests.
(f)	Class A commenced operations on November 2, 2011, Class C commenced operations on February 27, 2012, Class R commenced operations on November 9, 2011 and Class Y commended operations on November 1, 2011.
(g)	Not annualized.
(h)	Ratios of expenses to average net assets excludes dividends and fees on securities sold short. Gross and net expense ratios would have been as follows: for Highland Alpha Trend Strategies Fund 6.80% and 2.43% for Class A, 7.45% and 3.08% for Class C, 6.95% and 2.58% for Class R, 6.45% and 2.08% for Class Y, respectively, in 2012; for Highland Alternative Income Fund 4.51% and 3.62% for Class A, 5.00% and 3.96% for Class C, 4.71% and 3.57% for Class R, 4.16% and 3.11% for Class Y, respectively, in 2013; for Highland Alternative Income Fund 6.80% and 2.43% for Class A, 7.45% and 3.08% for Class C, 6.95% and 2.58% for Class R, 6.45% and 2.08% for Class Y, respectively, in 2012.
(i)	Class commenced operations on January 13, 2012.
(j)	For the eight months ended September 30, 2011.
(k)	For the year ended January 31, 2011 (See Note 11).
(l)	For period ended January 31, 2010. Fund commenced operations on March 31, 2009.
(m)	Class C commenced operations on February 24, 2012 and Class Y commenced operations on January 9, 2013.
(n)	Includes waiver of management fee with respect to the Fund’s investment in the Pyxis Money Market Fund II.
(o)	Class A commenced operations on November 23, 2011, Class C commenced operations on November 15, 2011 and Class Y commenced operations on November 14, 2011.

98	See accompanying Notes to Financial Statements.

			Ratios and Supplemental Data
Redemptions Fees	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (000)	Net Investment Income/ (Loss)(c)	Net Expenses(c)		Gross Expenses(c)	Portfolio Turnover Rate

$—	$12.61	(2.14)%	$2	1.12%	1.22%		1.22%	456%
—	13.05	6.05	2	1.34	1.38		1.39	350
—	12.55	5.60	1	2.72	1.15	(n)	1.16	392
—	12.26	8.37	11	2.73	1.17	(n)	1.25	342
—	11.71	5.99	10	3.61	1.10	(n)	1.13	341

$—	$12.60	(1.60)%	$159	1.27%	0.79%		0.79%	456%
—	13.03	6.62	1,571	1.84	0.88		0.89	350
—	12.52	6.04	1,072	3.22	0.65	(n)	0.66	392
—	12.24	8.81	2,686	3.36	0.67	(n)	0.75	342
—	11.70	6.63	8,545	4.15	0.60	(n)	0.63	341

See accompanying Notes to Financial Statements.	99

NOTES TO FINANCIAL STATEMENTS

September 30, 2013	Highland Funds II

Note 1. Organization

Highland Funds II (the “Trust”) is a Massachusetts business trust organized on August 10, 1992. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. It comprises sixteen portfolios (each a “Fund” and collectively the “Funds”), although only the following eleven are currently being offered: Highland Alpha Trend Strategies Fund (the “Alpha Trend Strategies Fund”), Highland Alternative Income Fund (the “Alternative Income Fund”), Highland Trend Following Fund (the “Trend Following Fund”), Highland Global Allocation Fund (the “Global Allocation Fund”), Highland Dividend Equity Fund (the “Dividend Equity Fund”), Highland Premier Growth Equity Fund (the “Premier Growth Equity Fund”), Highland Small-Cap Equity Fund (the “Small-Cap Equity Fund”), Highland Total Return Fund (the “Total Return Fund”), Highland Tax-Exempt Fund (the “Tax-Exempt Fund”), Highland Fixed Income Fund (the “Fixed Income Fund”), and Highland Energy MLP Fund which is reported separately. The Pyxis Money Market Fund II liquidated on December 24, 2012. The Highland Natural Resources Fund was terminated on June 7, 2013. The Highland International Equity Fund and Highland Global Select Equity Fund merged into the Highland Global Allocation Fund on September 20, 2013.

Fund Shares

Each fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share (each a “Share” and collectively, the “Shares”). Each fund (other than the Trend Following Fund, Dividend Equity Fund, and Tax-Exempt Fund) currently offers four share classes to investors, namely Class A, Class C, Class R and Class Y Shares. The Trend Following Fund and the Dividend Equity Fund currently offer four share classes to investors but have only sold three, namely Class A, Class C and Class Y shares. The Tax-Exempt Fund currently offers three share classes to investors, namely Class A, Class C and Class Y Shares. As of January 29, 2007, Class B Shares were closed to new investments for all Funds that offered Class B Shares.

Class A Shares are sold with a front-end sales charge. Maximum sales load imposed on purchases of Class A Shares (as a percentage of offering price) is as follows:

Fund	%
Alpha Trend Strategies Fund	5.75
Alternative Income Fund	5.75
Trend Following Fund	5.75
Global Allocation Fund	5.75
Dividend Equity Fund	5.75
Premier Growth Equity Fund	5.75
Small-Cap Equity Fund	5.75

Fund	%
Total Return Fund	5.75
Tax-Exempt Fund	4.25
Fixed Income Fund	4.25

There is no front-end sales charge imposed on individual purchases of Class A Shares of $1 million or more. The front-end sales charge is also waived in other instances as described in the Funds’ prospectuses. Purchases of $1 million or more of Class A Shares at net asset value are subject to a 0.50% contingent deferred sales charge (“CDSC”) if redeemed within one year of purchase.

Class B and Class C Shares may be subject to a CDSC. Maximum CDSC imposed on redemptions of Class B Shares (as a percentage of redemption proceeds) within the first year are follows:

Fund	%
Global Allocation Fund	4.00
Premier Growth Equity Fund	4.00
Small-Cap Equity Fund	4.00
Total Return Fund	4.00
Fixed Income Fund	3.00

The CDSC for redemptions of Funds that offer Class B Shares are as follows: within the second year: 3.00%; within the third year: 2.00%; within the fourth year: 1.00% and within the fifth year and thereafter: 0.00%.

The maximum CDSC imposed on redemptions of Class C Shares for all Funds is 1.00% within the first year of purchase and 0.00% thereafter.

No front-end or CDSCs are assessed by the Trust with respect to Class R and Class Y Shares of all Funds.

Note 2. Significant Accounting Policies

The following summarizes the significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Offering Costs

Certain costs were incurred in connection with the offering of the following Funds as disclosed in the table below. The costs associated were capitalized and amortized on a straight-line basis over twelve months based on the commencement date of the Funds, stated below.

Fund	Commencement Date	Original Offering Costs
Alpha Trend Strategies Fund	November 01, 2011	$100,733
Alternative Income Fund	January 13, 2012	56,705
Dividend Equity Fund	November 14, 2011	109,695

100	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2013	Highland Funds II

Use of Estimates

The Funds’ financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Securities Valuation

The Funds utilize various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1 —	Quoted prices for identical investments in active markets.

Level 2 —	Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 —	Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. Highland Capital Management Fund Advisors,

L.P., (the “Investment Adviser” or “Highland”) performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement

The following section describes the valuation methodologies the Funds use to measure different financial investments at fair value.

A Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sales price on the primary market in which they are traded. Portfolio securities listed on National Association of Securities Dealers Automated Quotation (‘NASDAQ”) are valued using the NASDAQ Official Closing Price; Level 1 securities primarily include publicly-traded equity securities which may not necessarily represent the last sale price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security will be valued at the mean between the most recently quoted bid and asked prices produced by the principal market makers. In those circumstances the Fund classifies the investment securities in Level 2.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid as reported by an independent pricing service. Municipal obligations are valued at the quoted bid prices when available. The pricing vendor uses various pricing models for each asset class that are consistent with what other market participants would use. The inputs and assumptions to the model of the pricing vendor are derived from market observable sources including: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and other market related data. Since many fixed income securities do not trade on a daily basis, the methodology of the pricing vendor uses available information as applicable such as benchmark curves, benchmarking of like securities, sector groupings, and matrix pricing. The pricing vendor considers all available market observable inputs in determining the evaluation for a security. Thus, certain securities may not be priced using quoted prices, but rather determined from market observable information. These investments are included in Level 2 and primarily comprise our portfolio of corporate fixed income, government, mortgage and asset-backed securities.

In the absence of a reliable price from such a pricing service, debt securities may be valued based on dealer supplied valuations or quotations. In these infrequent circumstances, pricing vendors may provide the Funds with valuations that are based on significant unobservable inputs, and in those circumstances we classify the investment securities in Level 3.

Annual Report	101

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2013	Highland Funds II

The Funds use non-binding broker quotes as the primary basis for valuation when there is limited, or no, relevant market activity for a specific investment or for other investments that share similar characteristics. The Funds have not adjusted the prices obtained. Investment securities priced using broker quotes are included in Level 2. As is the case with the primary pricing vendor, third-party brokers do not provide access to their proprietary valuation models, inputs and assumptions. Accordingly, Highland conducts internal reviews of pricing for all such investment securities periodically to ensure reasonableness of valuations used in the Funds’ financial statements. These reviews are designed to identify prices that appear stale, those that have changed significantly from prior valuations, and other anomalies that may indicate that a price may not be accurate. Based on the information available, Highland believes that the fair values provided by the brokers are representative of prices that would be received to sell the assets at the measurement date (exit prices).

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are valued on the basis of amortized cost which approximates market value and these are included in Level 2.

Written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last reported bid price and those are also included in Level 2.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Funds’ Board of Trustees that are designed to establish its “fair” value. These securities would be classified in Level 3. Those procedures require that the fair value of a security be established by the fair valuation committee. The fair valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of any Fund in the appropriate circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security’s primary market and before the close of regular trading on the New York Stock Exchange (“NYSE”). In these circumstances the Fund classifies the investment securities in Level 2. This independent fair value pricing service uses a model to identify affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price.

Portfolio securities may be valued using techniques other than market quotations, under the circumstances described above. The value established for a portfolio security may be different than what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Funds could sell a portfolio security for the value established for it at any time and it is possible that the Funds would incur a loss because a portfolio security is sold at a discount to its established value.

Other financial investments are derivative instruments that are not reflected in Total Investments, such as futures, forwards, swaps, and written options contracts, which are valued based on fair value as discussed above.

The Funds use closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the-counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund’s net asset value (“NAV”).

At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

102	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2013	Highland Funds II

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at the value at the beginning of the period. The following tables present the Funds’ investments measured at fair value on a recurring basis at September 30, 2013:

	Total value at September 30, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Alpha Trend Strategies Fund
Assets
Exchange-Traded Funds	$1,640,285	$1,640,285	$—	$—
Investment Companies	38,468	38,468	—	—

Total	$1,678,753	$1,678,753	$—	$—

Alternative Income Fund
Assets
Exchange-Traded Funds	$6,125,760	$6,125,760	$—	$—

Total Assets	6,125,760	6,125,760	—	—

Liabilities
Securities Sold Short	(1,831,200)	(1,831,200)	—	—

Total Liabilities	(1,831,200)	(1,831,200)	—	—

Total	$4,294,560	$4,294,560	$—	$—

Trend Following Fund
Assets
Exchange-Traded Funds	$1,861,810	$1,861,810	$—	$—
Investment Companies	649,500	649,500	—	—

Total	$2,511,310	$2,511,310	$—	$—

Global Allocation Fund
Assets
U.S. Senior Loans(1)	$10,731,908	$—	$9,351,038	$1,380,870
Non-U.S. Senior Loans(1)	12,954,000	—	12,954,000	—
Non-U.S. Asset-Backed Securities	20,445,933	—	20,445,933	—
U.S. Corporate Bonds & Notes(1)	1,062,819	—	1,062,819	—
Non-U.S. Corporate Bonds & Notes(1)	12,540,000	—	12,540,000	—
U.S Equity (1)	51,015,551	51,015,551	—	—
Non-U.S Equity (1)	81,365,751	81,365,751	—	—
U.S Exchange-Traded Funds	3,773,200	3,773,200	—	—
Non-U.S. Exchange-Traded Funds	11,897,934	11,897,934	—	—
U.S. Master Limited Partnerships(1)	3,866,560	3,866,560	—	—
U.S. Investment Companies	58,100,234	58,100,234	—	—

Total	$267,753,890	$210,019,230	$56,353,790	$1,380,870

Dividend Equity Fund
Assets
Common Stocks(1)	$17,421,299	$17,421,299	$—	$—
Exchange-Traded Funds	458,434	458,434	—	—
Investment Companies	5,158,951	5,158,951	—	—

Total	$23,038,684	$23,038,684	$—	$—

Annual Report	103

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2013	Highland Funds II

	Total value at September 30, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Premier Growth Equity Fund
Assets
Common Stocks(1)	$175,391,615	$175,391,615	$—	$—
Investment Companies	39,047,507	39,047,507	—	—

Total Assets	214,439,122	214,439,122	—	—

Liabilities
Other Financial Instruments
Equity Contracts — Futures(2)	(23,712)	(23,712)	—	—

Total Liabilities	(23,712)	(23,712)	—	—

Total	$214,415,410	$214,415,410	$—	$—

Small-Cap Equity Fund
Assets
Common Stocks(1)	$40,375,879	$40,375,879	$—	$—
Investment Companies	11,720,449	11,720,449	—	—

Total	$52,096,328	$52,096,328	$—	$—

Total Return Fund
Assets
Agency Collateralized Mortgage Obligations	$206,580	$—	$206,580	$—
Agency Mortgage-Backed Securities	7,016,411	—	7,016,411	—
Asset-Backed Securities	94,028	—	94,028	—
Corporate Bonds & Notes(1)	7,189,984	—	7,189,984	—
Foreign Corporate Bonds & Notes(1)	3,641,878	—	3,641,878	—
Municipal Bonds & Notes(1)	158,169	—	158,169	—
Non-Agency Collateralized Mortgage Obligations	168,934	—	168,934	—
Non-Agency Collateralized Mortgage-Backed Securities	1,329,466	—	1,329,466	—
Sovereign Bonds	662,233	—	662,233	—
U.S. Government Agencies	151,142	—	151,142	—
U.S. Treasuries	4,227,590	—	4,227,590	—
Domestic Equity(1)	24,157,431	24,127,217	30,214	—
Foreign Equity(1)	19,459,489	19,459,489	—	—
Exchange-Traded Funds	2,888,107	2,888,107	—	—
Rights(1)
Equity Contracts	19,063	—	19,063	—
Investment Companies	18,779,478	18,779,478	—	—
Other Financial Instruments
Equity Contracts — Futures(2)	19,111	19,111	—	—
Interest Rate Contracts — Futures(2)	35,045	35,045	—	—

Total Assets	90,204,139	65,308,447	24,895,692	—

Liabilities
Other Financial Instruments
Equity Contracts — Futures(2)	(11,236)	(11,236)	—	—
Interest Rate Contracts — Futures(2)	(69,875)	(69,875)	—	—

Total Liabilities	(81,111)	(81,111)	—	—

Total	$90,123,028	$65,227,336	$24,895,692	$—

104	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2013	Highland Funds II

	Total value at September 30, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Tax-Exempt Fund
Assets
Municipal Bonds & Notes	$30,732,860	$—	$30,732,860	$—

Total	$30,732,860	$—	$30,732,860	$—

Fixed Income Fund
Assets
Agency Collateralized Mortgage Obligations	$1,707,246	$—	$1,707,246	$—
Agency Mortgage-Backed Securities	47,395,049	—	47,395,049	—
Asset-Backed Securities	2,174,450	—	2,174,450	—
Corporate Bonds & Notes(1)	47,798,727	—	47,798,727	—
Foreign Corporate Bonds & Notes(1)	22,331,325	—	22,331,325	—
Municipal Bonds & Notes	810,711	—	810,711	—
Non-Agency Collateralized Mortgage Obligations	1,122,093	—	1,122,093	—
Non-Agency Collateralized Mortgage-Backed Securities	9,686,710	—	9,686,710	—
Sovereign Bonds	5,547,133	—	5,547,133	—
U.S. Government Agencies	1,035,569	—	1,035,569	—
U.S. Treasuries	24,250,193	—	24,250,193	—
Domestic Equity(1)	209,799	—	209,799	—
Investment Companies	25,779,339	25,779,339	—	—
Other Financial Instruments
Interest Rate Contracts — Futures(2)	148,195	148,195	—	—

Total Assets	189,996,539	25,927,534	164,069,005	—

Liabilities
Other Financial Instruments
Interest Rate Contracts — Futures(2)	(385,317)	(385,317)	—	—

Total Liabilities	(385,317)	(385,317)	—	—

Total	$189,611,222	$25,542,217	$164,069,005	$—

(1)	See Investment Portfolio detail for industry breakout.
(2)	Includes cumulative unrealized appreciation/(depreciation) of future contracts as reported in the Investment Portfolio.

Certain foreign securities are fair valued by utilizing an external pricing service in the event of any significant market movements between the time the series valued such foreign securities and the earlier closing of foreign markets. Such fair valuations are categorized as Level 2 in the hierarchy.

There were no transfers between levels 1, 2, or 3 during the year ended September 30, 2013.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of identified cost for both financial statement and U.S. federal income tax purposes.

Each fund’s income, expenses (other than distribution fees and shareholder service fees) and realized and unrealized gains and losses are allocated proportionally each day among each Fund’s respective share classes based upon the relative net assets of each class share.

Income Recognition

Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis.

Annual Report	105

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2013	Highland Funds II

Accretion of discount and amortization of premium on taxable bonds are computed to the call or maturity date, whichever is shorter, using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Expenses

Fund specific expenses are allocated to the Fund that incurs such expense and pro rata across share classes. Expenses, other than those incurred by a specific Fund, are allocated pro rata among Funds and share classes. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. Certain class specific expenses (such as distribution and shareholder service fees) are allocated to the class that incurs such expense.

Short-Term Trading (Redemption) Fees

Shares held in the Alpha Trend Strategies Fund, Alternative Income Fund, Dividend Equity Fund, and Trend Following Fund less than 60 days were subject to a short-term trading fee equal to 2.00% of the proceeds of the redeemed shares. These fees, which were retained by the respective Fund, were accounted for as an addition to paid-in capital. Effective October 17, 2013, the short-term trading fee was eliminated.

	Redemption Fee Amount
Fund	Class A	Class C	Class R	Class Y
Alpha Trend Strategies	$224	$12	$89	$595
Alternative Income	1,436	24	489	2,132
Trend Following	7	—	—	—
Dividend Equity	2,125	1,231	—	7,860

U.S. Federal Income Tax Status

Each fund is treated as a separate taxpayer for U.S. federal income tax purposes. The funds intend to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and will distribute substantially all of its taxable income and gains, if any, for the tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Funds intend to distribute, in each calendar year, all of their net investment income, capital gains and certain other amounts, if any, such that the Funds should not be subject to U.S. federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded.

Management has analyzed the Funds’ tax positions taken on U.S. federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for U.S. federal income tax is required in the Funds’ financial statements. The Funds’ U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Distributions to Shareholders

The Tax-Exempt Fund and Fixed Income Fund declare investment income dividends daily and pay them monthly. The Dividend Equity Fund and Alternative Income Fund declare and pay investment income dividends monthly. All other Funds declare and pay dividends from investment income annually. All Funds declare and pay distributions from net realized capital gains in excess of capital loss carryforwards annually.

Cash & Cash Equivalents

The Funds consider liquid assets deposited with a bank and certain short term debt instruments with original maturities of 3 months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of the Statement of Assets and Liabilities.

Foreign Currency

Accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the WM/Reuter exchange rate computed at 11:00 AM, Eastern time. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes, are recorded as unrealized foreign currency gains/(losses). Realized gains/(losses) and unrealized appreciation/(depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Investments in Foreign Markets

The Funds may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

106	Annual Report

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September 30, 2013	Highland Funds II

Securities Sold Short

The Funds may sell securities short. A security sold short is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. When a Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay any dividends or other payments received on such borrowed securities. Cash held as collateral for securities sold short is classified as restricted cash on the Statement of Assets and Liabilities. As of September 30, 2013, the Alternative Income Fund held securities sold short.

When-Issued Securities & Forward Commitments

The Funds may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled a month or more after entering into the transactions. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. In connection with such purchases, the Funds maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date. For sales commitments, the Funds maintain equivalent deliverable securities as “cover” for the transaction. Unsettled commitments are valued at current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Funds will not enter into such commitments for the purpose of investment leverage. As of September 30, 2013, the Total Return Fund and the Fixed Income Fund each held securities on a when-issued basis. These securities are detailed in each Fund’s Investment Portfolio.

Note 3. Derivative Transactions

The Funds are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds enter into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions, and for managing the duration of fixed income investments.

Forward Foreign Currency Exchange Contracts

Certain funds enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Funds’ currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Funds’ financial statements. Such amounts appear under the caption Forward Foreign Currency Exchange Contracts in the Investment Portfolio. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Funds’ risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts’ terms. When a Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund’s total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities is segregated so that the value of the account will equal the amount of the Fund’s commitment with respect to the contract. For the year ended September 30, 2013, none of the funds invested in forward foreign currency exchange contracts.

Futures Contracts

A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Certain funds invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Funds invest in futures contracts to manage their exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument, or economically hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Annual Report	107

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2013	Highland Funds II

Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margins, are made or received by the Funds each day, depending on the daily fluctuation in the fair value of the underlying security. The Funds record an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Funds recognize a realized gain or loss on the expiration or closing of a futures contract. For the year ended September 30, 2013, the Premier Growth Equity Fund, Total Return Fund and Fixed Income Fund held futures contracts as detailed in each fund’s Investment Portfolio. The Global Allocation Fund invested in futures contracts during the year, however, none were held as of September 30, 2013. These Funds entered into futures transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions, and for managing the duration of fixed-income investments. Cash held as collateral for futures contracts is shown on the Statement of Assets and Liabilities as “Restricted Cash — Futures”. Securities held as collateral for futures contracts can be found on the Investment Portfolio. No funds held securities collateral for futures contracts as of September 30, 2013.

Additional Derivative Information

The Funds adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Funds disclose: a) how and why an entity uses derivative instruments, b) how derivative instruments and related hedged items are accounted for and c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows.

The fair value of derivative instruments on the Statement of Assets and Liabilities have the following risk exposure at September 30, 2013.

Fund	Asset Derivative Fair Value(1)(2)	Liability Derivative Fair Value(2)
Premier Growth Equity Fund
Equity Contracts	$—	$(23,712)
Total Return Fund
Equity Contracts	19,111	(11,236)
Interest Rate Contracts	35,045	(69,875)
Fixed Income Fund
Interest Rate Contracts	148,195	(385,317)
(1)	Statement of Assets and Liabilities location: Variation margin receivable.
(2)	Includes cumulative unrealized appreciation/(depreciation) of futures contracts as reported in the Investment Portfolio and within the components of the net assets section of the Statement of Assets and Liabilities. Only the current day’s variation margin is reported within the receivables and/or payables of the Statements of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2013, is as follows:

Fund	Net Realized Gain/(Loss) on Derivatives(1)	Net Change in Unrealized Appreciation/ (Depreciation) on Derivatives(2)
Global Allocation Fund
Equity Contracts	$383,369	$6,215
Premier Growth Equity Fund
Equity Contracts	73,874	37,973
Total Return Fund
Equity Contracts	603,223	127,941
Interest Rate Contracts	437,006	(45,217)
Fixed Income Fund
Interest Rate Contracts	2,110,714	(272,476)

(1)	Statement of Operations location: Realized gain (loss) on future contracts.
(2)	Statement of Operations location: Net increase (decrease) in unrealized appreciation (depreciation) on future contracts.

The average notional volume of derivative activity for the year ended September 30, 2013, is as follows:

Fund	Average Notional Volume Year	As of 9/30/2013 Notional
Long Futures:
Global Allocation Fund	$2,295,965	$—
Premier Growth Equity	2,584,328	1,925,445
Total Return	8,670,896	7,971,704
Fixed Income	24,559,594	19,804,063
Short Futures:
Premier Growth Equity	497,000	—
Total Return	6,072,771	5,578,922
Fixed Income	27,938,963	29,471,969

Fund	Average Units	Units
Rights:
Total Return	2,916	14,578

Note 4. U.S. Federal Income Tax Information

The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences include (but are not limited to) investments organized as partnerships for tax purposes, foreign taxes, investments in

108	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2013	Highland Funds II

futures, losses deferred to off-setting positions, tax treatment of organizational start-up costs, losses deferred due to wash sale transactions, tax treatment of net investment loss and distributions in excess of net investment income, dividends deemed paid upon shareholder redemption of fund shares and tax attributes from fund reorganizations. Reclassifications are made to the Funds’ capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or net asset value of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

For the year ended September 30, 2013, permanent differences chiefly resulting from net investment losses, dividends on short sales, foreign currency gains and losses, equalization, short sale holding period reclass and REITs were identified and reclassified among the components of the Funds’ net assets as follows:

Fund	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-in- Capital
Alpha Trend Strategies Fund	$6,680	$441	$(7,121)
Alternative Income Fund	77,647	(77,647)	—
Trend Following Fund	75,036	—	(75,036)
Global Allocation Fund	23,857	(6,701,818)	6,677,961
Dividend Equity Fund	(8,966)	8,966	—
Premier Growth Equity Fund	7,631	(5,870)	(1,761)
Small-Cap Equity Fund	463,304	(463,797)	493
Total Return Fund	53,786	(69,246)	15,460
Tax-Exempt Fund	1,055	(1,024)	(31)
Fixed Income Fund	1,053,350	(193,297)	(860,053)

At September 30, 2013, the most recent tax year end, components of distributable earnings on a tax basis is as follows:

Fund	Undistributed Income	Undistributed Long-Term Capital Gains	Undistributed Tax-Exempt Income	Accumulated Capital and Other Losses	Net Tax Appreciation/ (Depreciation)(1)
Alpha Trend Strategies Fund	$—	$—	$—	$(252,263)	$(16,568)
Alternative Income Fund	103,561	—	—	(799,754)	(271,986)
Trend Following Fund	—	—	—	(537,102)	79,875
Global Allocation Fund	1,867,659	1,413,007	—	(7,897,966)	2,776,159
Dividend Equity Fund	29,241	279,430	—	—	2,715,336
Premier Growth Equity Fund	—	11,366,963	—	(956)	59,733,024
Small-Cap Equity Fund	—	2,935,294	—	(111,383)	8,564,832
Total Return Fund	686,398	—	—	(2,877,315)	7,270,769
Tax-Exempt Fund	—	—	80,522	(540,974)	1,445,771
Fixed Income Fund	—	—	—	(3,375,998)	(2,220,060)

(1)	Any differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to deferral of losses from wash sale, and other adjustments.

As of September 30, 2013, the most recent tax year end, the following Funds have capital loss carryovers as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Code and regulations promulgated thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

Fund	2016		2017		2018		2019	No Expiration Short-Term(1)		No Expiration Long-Term(1)	Total
Alpha Trend Strategies Fund	$—		$—		$—		$—	$1,352		$—	$1,352
Alternative Income Fund	—		—		—		—	269,505		—	269,505
Trend Following Fund	—		—		—		—	379,195		18,192	397,387
Global Allocation Fund	334,502	(2)	4,972,826	(2)	2,590,638	(2)	—	—		—	7,897,966
Dividend Equity Fund	—		—		—		—	—		—	—
Premier Growth Equity Fund	—		—		—		—	—		—	—
Small-Cap Equity Fund	—		—		—		—	—		—	—
Total Return Fund	—		—		2,877,315		—	—		—	2,877,315
Tax-Exempt Fund	44,469		291,901		97,619		—	—		—	433,989
Fixed Income Fund	—		—		—		—	1,004,284	(3)	2,322,204	3,326,488

(1)

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 1010 for an unlimited period. However, any losses incurred during those future taxable years will be

Annual Report	109

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2013	Highland Funds II

required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.
(2)	Includes capital loss acquired in prior year merger with U.S. Equity Fund on September 28, 2012 and current year mergers with Highland International Equity Fund and Highland Global Select Equity Fund on September 20, 2013. Highland Global Allocation Fund’s ability to utilize these capital losses is limited under Internal Revenue Service regulations. (See Note 11).
(3)	Capital loss acquired due to Fixed Income Fund’s merger with Short Term Government Fund and Government Securities Fund on September 28, 2012 (See Note 11).

During the year ended September 30, 2013, the Global Allocation Fund, the Total Return Fund, the Tax-Exempt Fund and the Premier Growth Equity Fund utilized capital carryforwards in the amount of $4,711,046, $4,651,445, $123,657, and $435,857, respectively.

The tax composition of distributions paid during the years or periods ended September 30, 2013 and September 30, 2012 (unless otherwise indicated) were as follows:

	Distributions Paid From:
Fund	Exempt Interest	Ordinary Income(1)	Long-Term Capital Gains	Return of Capital(2)
Alpha Trend Strategies Fund
2013	$—	$42,039	$—	$—
2012	—	—	—	—
Alternative Income Fund
2013	—	422,791	—	—
2012	—	434,374	—	—
Trend Following Fund
2013	—	—	—	—
2012	—	17,796	48,183	—
Global Allocation Fund
2013	—	21,850,008	24,058,299	—
2012	—	326,921	—	—
Dividend Equity Fund
2013	—	267,980	—	—
2012	—	155,825	—	—
Premier Growth Equity Fund
2013	—	825,743	—	—
2012	—	—	—	—
Small-Cap Equity Fund
2013	—	—	2,731,468	—
2012	—	—	—	—
Total Return Fund
2013	—	751,663	—	—
2012	—	1,063,431	—	—
Tax-Exempt Fund
2013	837,181	14,865	—	—
2012	954,950	1,882	—	—
Fixed Income Fund
2013	—	2,436,373	—	235,516
2012	—	1,915,462	8,748	180,400
(1)	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.
(2)	Additional Information will be distributed on Form 1099 as of December 31, 2013.

Unrealized appreciation and depreciation at September 30, 2013, based on cost of investments for U.S. federal income tax purposes was:

Fund	Gross Appreciation	Gross Depreciation	Net Appreciation/ (Depreciation)	Cost
Alpha Trend Strategies Fund	$3,628	$20,196	$(16,568)	$1,695,321
Alternative Income Fund	19,738	291,725	(271,987)	4,566,547
Trend Following Fund	79,875	—	79,875	2,431,435
Global Allocation Fund	10,341,080	7,573,722	2,767,358	264,986,532
Dividend Equity Fund	2,757,128	41,792	2,715,336	20,323,348
Premier Growth Equity Fund	59,738,717	5,693	59,733,024	154,706,098
Small-Cap Equity Fund	8,942,435	377,603	8,564,832	43,531,496
Total Return Fund	8,325,791	1,056,827	7,268,964	82,881,019
Tax-Exempt Fund	1,722,037	276,266	1,445,771	29,287,089
Fixed Income Fund	2,132,986	4,353,046	(2,220,060)	192,068,404

Under current laws, certain capital losses after October 31 may be deferred (and certain ordinary losses after January 1st may be deferred) and treated as occurring on the first day of the following fiscal year. For the fiscal year ended September 30, 2013, the Funds elected to defer the

110	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2013	Highland Funds II

following losses incurred from November 1, 2012 through September 30, 2013:

Fund	Realized Capital Losses	Ordinary Losses
Alpha Trend Strategies Fund	$210,214	$40,697
Alternative Income Fund	507,897	—
Trend Following Fund	112,215	27,500
Global Allocation Fund	—	—
Dividend Equity Fund	—	—
Premier Growth Equity Fund	—	956
Small-Cap Equity Fund	—	111,383
Total Return Fund	—	—
Tax-Exempt Fund	78,148	—
Fixed Income Fund	—	—

Note 5. Securities Lending

Each fund may make secured loans of its portfolio securities amounting to not more than one-third of the value of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delays in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially and possible investment losses in the investment of collateral. Pursuant to the Fund’s securities lending policies, securities loans are made to unaffiliated broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities subject to the loan. The borrower pays to a Fund an amount equal to any interest or dividends received on securities subject to the loan. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower.

For the year ended, September 30, 2013, the market value of securities loaned and the amounts secured with cash and securities collateral, which are included on each fund’s Investment Portfolio were as follows:

Fund	Security Lending Market Value	Security Lending Collateral Cash Collateral	Security Lending Collateral Non-Cash Collateral
Alpha Trend Strategies Fund	$37,466	$38,468	$—
Trend Following Fund	630,780	649,500	—
Global Allocation Fund	58,863,889	58,100,234	2,571,200
Dividend Equity Fund	5,109,284	5,158,951	68,516
Premier Growth Equity Fund	38,176,254	39,047,507	—
Small-Cap Equity	11,482,682	11,720,449	25,564
Total Return Fund	18,342,841	18,779,478	113,749
Fixed Income Fund	25,229,172	25,779,339	—

Note 6. Credit Agreement

The Funds entered into a $25,000,000 unsecured credit agreement with The Bank of New York Mellon (the “Credit Agreement”) to be used for temporary purposes to facilitate portfolio liquidity. The Funds did not utilize the line of credit before its expiration on February 25, 2013. Each of the Funds, with the exception of the Trend Following Fund, had access to the facility, but aggregate borrowings could not exceed $25,000,000. The Funds agreed to pay commitment fee expenses of 0.12% on the undrawn amounts, which are included in “Other” on the Statement of Operations.

Effective May 24, 2013, the Funds entered into a $25,000,000 unsecured credit agreement with State Street Bank and Trust Company (the “Unsecured Credit Agreement”) to be used for temporary purposes to facilitate portfolio liquidity. The Funds have access to the facility, but aggregate borrowings cannot exceed $25,000,000. Interest is charged to the Funds based on their borrowings at a rate equal to the greater of the Federal Funds Effective Rate plus 1.25% or the LIBOR plus 1.25%. In addition, the Funds agree to pay commitment fee expenses of 0.10% on the undrawn amounts, which are included in “Other” on the Statement of Operations. The Unsecured Credit Agreement is set to expire May 23, 2014. During the fiscal year ended September 30, 2013, the funds did not have any outstanding borrowings.

Note 7. Transactions with Affiliates & Expenses Incurred by the Fund

Investment Advisory Fees and Administration Fees

Highland serves as the investment adviser to each Fund. For its investment advisory and administrative services, each Fund pays Highland a monthly fee, computed and accrued daily, based on an annual rate of the Funds’ Average Daily Managed Assets. Average Daily Managed Assets of the Fund means the average daily value of the total assets of the Fund less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage).

Annual Report	111

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2013	Highland Funds II

The table below shows each Fund’s contractual advisory fee with Highland for the year ended September 30, 2013:

Fund	Annual Fee Rate to Highland
Alpha Trend Strategies Fund	1.80%
Alternative Income Fund	1.80	%(1)
Trend Following Fund	1.80	%(1)
Global Allocation Fund	0.40%
Dividend Equity Fund	1.00	%(2)
Premier Growth Equity Fund	0.60%
Small-Cap Equity Fund	0.95%
Total Return Fund	0.50%
Tax-Exempt Fund	0.35%
Fixed Income Fund	0.35%

(1)	Highland has voluntarily undertaken to reduce its advisory fee and/or subsidize certain expenses. This voluntary management fee reduction and/or expense subsidy may be modified or discontinued by Highland at any time without prior notice.
(2)	Highland has contractually agreed to “limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the Investment Company Act of 1940, as amended, taxes, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses) of the Fund to 1.00% of average daily net assets attributable to any class of the Fund.”

To the extent Highland waives its fee or reimburses expenses to satisfy the contractual limitation set forth above (the “cap”), it may seek repayment of a portion or all of such amounts at any time within thirty-six months after the date the Fund accrues the liability, subject to the cap. There can be no assurance that this fee reduction will be sufficient to avoid any loss. On September 30, 2013, the amounts subject to possible future recoupment under the contractual expense limitation are as follows:

Fund	2014	2015	2016
Trend Following Fund	$98,009	$169,482	$76,774
Dividend Equity Fund	—	119,384	129,689

For the Alpha Trend Strategies Fund, Alternative Income Fund, Dividend Equity Fund, and Highland Trend Following Fund Highland provides administrative services for a monthly administration fee, computed and accrued daily, at an annual rate of 0.20% of each Fund’s Average Daily Managed Assets. During the year September 30, 2013, Highland waived $6,382, $11,785, $4,444 and $25,785 in administrative fees for the Alpha Trend Strategies Fund, Alternative Income Fund, Trend Following Fund and Dividend Equity Fund, respectively. This administration fee waiver is voluntary and is subject to termination at any time by Highland without notice.

Sub-Advisory Fees

The Premier Growth Equity Fund, Total Return Fund, Tax-Exempt Fund and Fixed Income Fund are sub-advised by GE Asset Management Incorporated (“GEAM”). The Alpha Trend Strategies Fund and Alternative Income Fund are sub-advised by Anchor Capital Management Group, Inc. The Dividend Equity Fund is sub-advised by Brookmont Capital Management, LLC. The Small-Cap Equity Fund is sub-advised by Palisade Capital Management, LLC. Highland pays each sub-adviser an investment sub-advisory fee out of the advisory fee that it receives from the respective Fund.

Fees Paid to Officers and Trustees

Each Trustee who is not an “interested person” of the Funds as defined in the 1940 Act (the “Independent Trustees”) receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex based on relative net assets. The “Highland Fund Complex” consists of all of the registered investment companies advised by the Investment Adviser and its affiliated advisors as of the date of this report.

The Funds pay no compensation to their one interested Trustee or any of their officers, all of whom are employees of the Investment Adviser.

Distribution and Shareholder Service Fees

Each fund has a distribution and shareholder service plan (each a “Plan” and collectively the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. The Plans require the payment of a monthly service fee to Foreside Funds Distributors LLC (the “Underwriter”) at an annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class R shares of the Funds. In addition, the Plans also require the payment of a monthly distribution fee to the Underwriter at an annual rate of 0.10% of the average daily net assets attributable to Class A shares for the Alpha Trend Strategies Fund, Alternative Income Fund, Trend Following Fund, Dividend Equity Fund and Tax-Exempt Fund. The Plans also require the payment of a monthly distribution fee to the Underwriter at an annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares and 0.25% of the average daily net assets attributable to Class R shares. Currently Class Y shares are not subject to a 12b-1 fee. Class B shares of the Alpha Trend Strategies Fund, Alternative Income Fund, Trend Following Fund and Dividend Equity Fund are not subject to a 12b-1 fee.

The Underwriter received $19,127 of front end sales charges from the sale of Class A shares and $3,220 in contingent deferred sales charges from the redemption of Class B and Class C shares of the Funds.

112	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2013	Highland Funds II

Note 8. Disclosure of Significant Risks and Contingencies

The primary risks of investing in the Funds are described below in alphabetical order:

Counterparty Credit Risk

Counterparty credit risk is the potential loss the Funds may incur as a result of the failure of a counterparty or an issuer to make payments according to the terms of a contract. Counterparty credit risk is measured as the loss the Funds would record if their counterparties failed to perform pursuant to the terms of their obligations to the Funds. Because the Funds may enter into over-the-counter forwards, options, swaps and other derivative financial instruments, the Funds may be exposed to the credit risk of its counterparties. To limit the counterparty credit risk associated with such transactions, the Funds conduct business only with financial institutions judged by the Investment Adviser to present acceptable credit risk.

Credit Risk

Investments rated below investment grade are commonly referred to as high-yield, high risk or “junk debt.” They are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and/or interest payments. Investments in high yield debt may result in greater net asset value fluctuation than if the Fund did not make such investments.

Currency Risk

A portion of the Funds’ assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. The Funds’ investment performance may be negatively affected by a devaluation of a currency in which the Funds’ investments are quoted or denominated. Further, the Funds’ investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Illiquid Securities Risk

The investments made by the Funds may be illiquid, and consequently the Funds may not be able to sell such investments at prices that reflect the Investment Adviser’s assessment of their value or the amount originally paid for such investments by the Funds. Illiquidity may result from the absence of an established market for the investments as well as legal, contractual or other restrictions on their resale and other factors. Furthermore, the nature of the Funds’ investments, especially those in financially distressed companies, may require a long holding period prior to profitability. For the year ended September 30, 2013, only the Global Allocation Fund was subject to illiquid securities risk.

Indemnification Risk

The Funds have a variety of indemnification obligations under contracts with their service providers. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Restricted Securities Risk

Restricted securities (i.e., securities acquired in private placement transactions) and illiquid securities may offer higher than comparable publicly traded securities. The Funds, however, may not be able to sell these securities when the Investment Adviser considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities. Restricted securities are subject to limitations on resale which can have an adverse effect on the price obtainable for such securities. Also, if in order to permit resale the securities are registered under the Securities Act at a Fund’s expense, the Fund’s expenses would be increased. For the year ended September 30, 2013, the Global Allocation Fund, the Total Return Fund and the Fixed Income Fund were subject to restricted securities risk.

Senior Loans Risk

The risk that the issuer or a senior may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of the senior loan or reduce the Fund’s returns. The risks associated with senior loans are similar to the risks of high yield debt securities. Senior loans and other debt securities are also subject to the risk of price declines and to increases in prevailing interest rates. The Fund’s investments in senior loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. For the year ended September 30, 2013, only the Global Allocation Fund was subject to senior loans risk.

Annual Report	113

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2013	Highland Funds II

Note 9. Investment Transactions

Purchases & Sales of Securities

The cost of purchases and the proceeds from sales of investments, other than short-term securities and short-term options, for the year September 30, 2013, were as follows:

	U.S. Government Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Alpha Trend Strategies Fund	$—	$—	$70,465,691	$69,985,316
Alternative Income Fund	—	—	174,033,716	178,706,854
Trend Following Fund	—	—	10,881,075	10,502,874
Global Allocation Fund	—	—	422,087,442	464,166,042
Dividend Equity Fund	—	—	6,762,951	769,129
Premier Growth Equity Fund	—	—	31,878,801	40,413,869
Small-Cap Equity Fund	—	—	23,770,070	27,986,779
Total Return Fund	61,553,956	66,430,685	36,569,561	39,768,989
Tax-Exempt Fund	—	—	5,343,883	7,468,945
Fixed Income Fund	672,343,604	763,564,747	144,981,828	82,262,622

Note 10. Significant Shareholders

The number of shareholders each owning 5% or more of a Fund are listed below. The total percentage of a Fund held by such shareholders as well as percentage of a Fund held by certain directly and indirectly wholly-owned subsidiaries of the Investment Adviser and their affiliates (“Highland Affiliates”) at September 30, 2013 were:

	5% or Greater Shareholders
Fund	Number	% of Fund Held
Trend Following Fund	1	85.82%

Investment activities of these shareholders could have a material impact on the Funds.

Note 11. Reorganization

On July 7, 2011, the Board of Trustees approved an agreement and plan of reorganization which provided for the transfer of all of the assets and liabilities of the Incline Capital Trend Following Fund (“Predecessor Fund”) into the Trend Following Fund (the “Reorganization”). The Trend Following Fund was created in anticipation of the Reorganization. Shareholders of the Predecessor Fund approved the Reorganization at a joint meeting held on September 23, 2011. The tax-free Reorganization was completed on September 26, 2011. The financial statements and historical information contained in the Financial Highlights and footnotes for the Trend Following Fund reflect the Predecessor Fund’s information.

Trend Following Fund	Net Assets	Shares Outstanding	Conversion Ratio
Class A	$8,937,978	850,495	1.0000

In June 2012, the Investment Adviser undertook a comprehensive evaluation of the fund lineup as part of a broader evaluation of the Adviser’s business. Factors taken into consideration for each fund included, but were not limited to: performance relative to peers, benchmark and investment objective, market demand for the strategy, the Adviser’s ability to grow the portfolio in order to realize economies of scale and the Adviser’s ability to provide the strategy in a manner that is sufficiently differentiated from peers to provide a sustainable advantage.

Based on this review, the Adviser recommended the reorganization of funds that were not achieving the desired results with respect to the primary factors described above. The Adviser decided to consolidate these funds into other funds currently within the fund lineup to take advantage of lower costs (through economies of scale and lowered management fee) and more compelling strategies, portfolio managers, and performance.

114	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2013	Highland Funds II

On September 14, 2012, the Board of Trustees approved an agreement and plan of reorganization which provided for (i) the transfer of all of the assets and liabilities of the Pyxis U.S. Equity Fund into the Highland Global Allocation Fund, and (ii) the transfer of all of the assets and liabilities of the Pyxis Government Securities Fund and Pyxis Short-Term Government Fund into the Highland Fixed Income Fund. The tax-free reorganization was completed on September 28, 2012.

	Class A	Class B	Class C	Class R	Class Y
U.S. Equity Fund (before reorganization)(1)
Shares	6,132,623	1,263	81,350	39	114,864
Net Assets	$163,434,133	$32,186	$2,021,107	$1,064	$3,055,407
Net Asset Value	$26.65	$25.48	$24.84	$26.97	$26.60
Global Allocation Fund (before reorganization)
Shares	3,062,498	2,958	149,501	101	6,045
Net Assets	$31,344,823	$28,686	$1,421,629	$1,050	$68,788
Net Asset Value	$10.24	$9.70	$9.51	$10.33	$11.38
Global Allocation Fund (after reorganization)
Shares issued (U.S. Equity Fund)	15,968,115	3,319	212,545	103	268,531
Net Asset Value	$10.24	$9.70	$9.51	$10.33	$11.38
Shares Outstanding	19,030,613	6,277	362,046	204	274,576
Net Assets	$194,778,956	$60,872	$3,442,736	$2,114	$3,124,195
Conversion Ratios
U.S. Equity Fund	2.6038	2.6275	2.6127	2.6110	2.3378

(1)	Unrealized appreciation before the reorganization was $21,075,031.

	Class A	Class B	Class C	Class R	Class Y
Government Securities Fund (before reorganization)(1)
Shares	9,222,757	4,168	47,242	—	—
Net Assets	$82,280,456	$37,307	$425,448	—	—
Net Asset Value	$8.92	$8.95	$9.01	—	—
Short-Term Government Fund (before reorganization)(1)
Shares	2,622,924	6,114	265,143	88	49,175
Net Assets	$30,182,854	$70,192	$3,044,669	$1,008	$564,429
Net Asset Value	$11.51	$11.48	$11.48	$11.51	$11.48
Fixed Income Fund (before reorganization)
Shares	6,870,265	939	121,089	86	77,275
Net Assets	$89,596,842	$12,229	$1,580,935	$1,123	$1,006,543
Net Asset Value	$13.04	$13.04	$13.06	$13.05	$13.03
Fixed Income Fund (after reorganization)
Shares issued (Government Securities Fund)	6,306,262	2,860	32,564	77	43,318
Shares issued (Short-Term Government Fund)	2,313,320	5,381	233,044	—	—
Net Asset Value	$13.04	$13.04	$13.06	$13.05	$13.03
Shares Outstanding	15,489,847	9,180	386,697	163	120,593
Net Assets	$202,060,152	$119,728	$5,051,052	$2,131	$1,570,972
Conversion Ratios
Government Securities Fund	0.6838	0.6862	0.6893	—	—
Short-Term Government Fund	0.8820	0.8801	0.8789	0.8817	0.8809

(1)	Unrealized appreciation before the reorganization was $525,402 and $449,057, respectively.

Annual Report	115

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2013	Highland Funds II

Assuming the acquisition had been completed on October 1, 2011, the Fund’s results of operations for the year ended September 30, 2012 would have been as follows:

	Global Allocation Fund	Fixed Income Fund
Net investment income (loss)	$1,759,268	$2,031,829
Net realized and unrealized gain (loss) on investments	48,171,414	5,377,448
Net increase in net assets from operations	49,930,682	7,409,277

On January 17, 2013, the Board of Trustees approved an agreement and plan of reorganization which provided for the transfer of all of the assets and liabilities of the Highland Global Select Equity Fund and the Highland International Equity Fund (“Predecessor Funds”) into the Global Allocation Fund (the “Reorganization”). Shareholders of the Predecessor Funds approved the Reorganization at a joint meeting held on September 13, 2013. The tax-free Reorganization was completed on September 20, 2013. The financial statements and historical information contained in the Financial Highlights and footnotes for the Global Allocation Fund reflect the Predecessor Funds’ information.

	Class A	Class B	Class C	Class R	Class Y
Global Select Equity Fund (before reorganization)(1)
Shares	987,367	28	6,538	46	467
Net Assets	$23,861,874	$608	$141,140	$1,107	$11,368
Net Asset Value	$24.17	$21.38	$21.59	$24.18	$24.36
International Equity Fund (before reorganization)(1)
Shares	745,278	833	53,079	74	1,198
Net Assets	$10,584,899	$10,738	$680,703	$1,050	$17,300
Net Asset Value	$14.20	$12.89	$12.82	$14.29	$14.44
Global Allocation Fund (before reorganization)
Shares	19,804,257	496	474,750	267	123,671
Net Assets	$179,367,703	$4,220	$3,907,526	$2,455	$1,284,554
Net Asset Value	$9.06	$8.51	$8.23	$9.19	$10.39
Global Allocation Fund (after reorganization)
Shares issued (Global Select Equity Fund)	2,633,761	71	17,149	121	1,094
Shares issued (International Equity Fund)	1,168,313	1,262	82,710	114	1,665
Net Asset Value	$9.06	$8.51	$8.23	$9.19	$10.39
Shares Outstanding	23,606,331	1,829	574,609	502	126,430
Net Assets	$213,814,476	$15,566	$4,729,369	$4,612	$1,313,222
Conversion Ratios
Global Select Equity Fund	2.6675	2.5120	2.6229	2.6313	2.3448
International Equity Fund	1.5676	1.5146	1.5582	1.5554	1.3899
(1)	Unrealized appreciation before the reorganization was $4,828,450 and $1,111,344, respectively.

Assuming the acquisition had been completed on October 1, 2012, the Fund’s results of operations for the year ended September 30, 2013 would have been as follows:

Global Allocation Fund
Net investment income (loss)	$2,241,758
Net realized and unrealized gain (loss) on investments	50,424,427
Net increase in net assets from operations	52,666,185

Note 12. New Accounting Pronouncements

In January 2013, FASB issued ASU 2013-01 “Balance Sheet (Topic 210) — Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” which is intended to clarify the scope of ASU 2011-11 “Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities.” Consistent with the effective date for ASU 2011-11, ASU 2013-01 is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial

116	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2013	Highland Funds II

assets and financial liabilities related to derivatives repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. Management is evaluating the impact of ASU 2011-11 and ASU 2013- 01 on the financial statements and disclosures.

In June 2013, FASB issued an update ASU 2013-08 to “ASC Topic 946, Financial Services — Investment Companies.” ASU 2013-08 amends the guidance in Topic 946 for determining whether an entity qualifies as an investment company and requires certain additional disclosures. ASU 2013-08 is effective for interim and annual reporting peri-

ods in fiscal years that begin after December 15, 2013. Management is evaluating the impact of ASU 2013-08 on the financial statements and disclosures.

Note 13. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events, other than the liquidation of Alpha Trend Strategies Fund on November 20, 2013.

Annual Report	117

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders Highland Funds II:

We have audited the accompanying statements of assets and liabilities of the Highland Alpha Trend Strategies Fund, Highland Alternative Income Fund, Highland Trend Following Fund, Highland Global Allocation Fund, Highland Dividend Equity Fund, Highland Premier Growth Equity Fund, Highland Small-Cap Equity Fund, Highland Total Return Fund, Highland Tax-Exempt Fund, and the Highland Fixed Income Fund (collectively the “Funds”), each a fund constituting the Highland Funds II Trust, including the investment portfolios, as of September 30, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with custodians and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Highland Funds II Trust as of September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 25, 2013

118	Annual Report

ADDITIONAL INFORMATION (unaudited)

September 30, 2013	Highland Funds II

Tax Information

For the fiscal year ended September 30, 2013, the following Funds are designating the following items with regard to earnings for the year.

	Long-Term Capital Gain Designation	Tax Exempt Income	Qualified Dividends and Corporate Dividends Received Deduction	Qualifying Dividend Income (15% tax rate for QDI)
Alpha Trend Strategies Fund	$—	0.00%	0.00%	0.00%
Alternative Income Fund	—	0.00%	0.00%	0.00%
Trend Following Fund	—	0.00%	0.00%	0.00%
Global Allocation Fund	24,058,299	0.00%	8.85%	9.77%
Dividend Equity Fund	—	0.00%	96.63%	100.00%
Premier Growth Equity Fund	—	0.00%	100%	100%
Small-Cap Equity Fund	2,731,468	0.00%	0.00%	0.00%
Total Return Fund	—	0.00%	76.74%	100.00%
Tax Exempt Fund	—	98.3%	0.00%	0.00%
Fixed Income Fund	—	0.00%	0.00%	0.00%

Additional Portfolio Information

The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Funds are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Funds, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that take contrary provisions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Funds and one or more of such other accounts are prepared to invest in, or desires to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Funds and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Funds and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Funds, in some cases these activ-

ities may adversely affect the price paid or received by the Funds or the size of the position obtained or disposed of by the Funds.

Disclosure of Fund Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire year ended September 30, 2013.

Actual Expenses: The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 — 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

Annual Report	119

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2013	Highland Funds II

Hypothetical Example for Comparison Purposes: The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

	Beginning Account Value 4/1/2013	Ending Account Value 9/30/2013	Annualized Expense Ratio(1)		Expenses Paid During the Period(1)	Actual Returns for Period
Alpha Trend Strategies Fund
Actual Fund Return
Class A	$1,000.00	$944.50	3.71%		$18.08	-5.55%
Class C	1,000.00	939.70	2.82%		13.71	-6.03%
Class R	1,000.00	944.50	2.97%		14.48	-5.55%
Class Y	1,000.00	949.20	3.43%		16.76	-5.08%
Hypothetical 5% Return (before expenses)
Class A	$1,000.00	$1,006.47	3.71%		$18.66	5.00%
Class C	1,000.00	1,010.93	2.82%		14.22	5.00%
Class R	1,000.00	1,010.18	2.97%		14.97	5.00%
Class Y	1,000.00	1,007.87	3.43%		17.26	5.00%

Alternative Income Fund
Actual Fund Return
Class A	$1,000.00	$950.60	2.98	%(2)	$14.57	-4.94%
Class C	1,000.00	943.90	3.27	%(2)	15.93	-5.61%
Class R	1,000.00	949.00	3.18	%(2)	15.54	-5.10%
Class Y	1,000.00	954.00	2.62	%(2)	12.83	-4.60%
Hypothetical 5% Return (before expenses)
Class A	$1,000.00	$1,010.13	2.98%		$15.02	5.00%
Class C	1,000.00	1,008.67	3.27%		16.47	5.00%
Class R	1,000.00	1,009.12	3.18%		16.02	5.00%
Class Y	1,000.00	1,011.93	2.62%		13.21	5.00%

Trend Following Fund
Actual Fund Return
Class A	$1,000.00	$1,022.80	2.23%		$11.31	2.28%
Class C	1,000.00	1,016.00	2.89%		14.61	1.60%
Class Y	1,000.00	1,025.00	1.90%		9.65	2.50%
Hypothetical 5% Return (before expenses)
Class A	$1,000.00	$1,013.89	2.23%		$11.26	5.00%
Class C	1,000.00	1,010.58	2.89%		14.57	5.00%
Class Y	1,000.00	1,015.54	1.90%		9.60	5.00%

	Beginning Account Value 4/1/2013	Ending Account Value 9/30/2013	Annualized Expense Ratio(1)	Expenses Paid During the Period(1)	Actual Returns for Period

Global Allocation Fund
Actual Fund Return
Class A	$1,000.00	$1,087.40	1.17%	$6.12	8.74%
Class B	1,000.00	1,078.80	1.95%	10.16	7.88%
Class C	1,000.00	1,079.30	1.93%	10.06	7.93%
Class R	1,000.00	1,084.90	1.34%	7.00	8.49%
Class Y	1,000.00	1,091.60	0.92%	4.82	9.16%
Hypothetical 5% Return (before expenses)
Class A	$1,000.00	$1,019.20	1.17%	$5.92	5.00%
Class B	1,000.00	1,015.29	1.95%	9.85	5.00%
Class C	1,000.00	1,015.39	1.93%	9.75	5.00%
Class R	1,000.00	1,018.35	1.34%	6.78	5.00%
Class Y	1,000.00	1,020.46	0.92%	4.66	5.00%

Dividend Equity Fund
Actual Fund Return
Class A	$1,000.00	$1,100.60	1.42%	$7.48	10.06%
Class C	1,000.00	1,092.70	2.09%	10.96	9.27%
Class Y	1,000.00	1,102.90	1.09%	5.75	10.29%
Hypothetical 5% Return (before expenses)
Class A	$1,000.00	$1,017.95	1.42%	$7.18	5.00%
Class C	1,000.00	1,014.59	2.09%	10.56	5.00%
Class Y	1,000.00	1,019.60	1.09%	5.52	5.00%

Premier Growth Equity Fund
Actual Fund Return
Class A	$1,000.00	$1,231.80	1.27%	$7.11	23.18%
Class B	1,000.00	1,223.50	2.02%	11.26	22.35%
Class C	1,000.00	1,223.30	2.02%	11.26	22.33%
Class R	1,000.00	1,228.30	1.52%	8.49	22.83%
Class Y	1,000.00	1,234.30	1.02%	5.71	23.43%
Hypothetical 5% Return (before expenses)
Class A	$1,000.00	$1,018.70	1.27%	$6.43	5.00%
Class B	1,000.00	1,014.94	2.02%	10.20	5.00%
Class C	1,000.00	1,014.94	2.02%	10.20	5.00%
Class R	1,000.00	1,017.45	1.52%	7.69	5.00%
Class Y	1,000.00	1,019.95	1.02%	5.17	5.00%

Small-Cap Equity Fund
Actual Fund Return
Class A	$1,000.00	$1,193.40	1.87%	$10.28	19.34%
Class B	1,000.00	1,184.00	2.62%	14.34	18.40%
Class C	1,000.00	1,183.40	2.62%	14.34	18.34%
Class R	1,000.00	1,192.20	1.92%	10.55	19.22%
Class Y	1,000.00	1,196.50	1.62%	8.92	19.65%
Hypothetical 5% Return (before expenses)
Class A	$1,000.00	$1,015.69	1.87%	$9.45	5.00%
Class B	1,000.00	1,011.93	2.62%	13.21	5.00%
Class C	1,000.00	1,011.93	2.62%	13.21	5.00%
Class R	1,000.00	1,015.44	1.92%	9.70	5.00%
Class Y	1,000.00	1,016.95	1.62%	8.19	5.00%

120	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2013	Highland Funds II

	Beginning Account Value 4/1/2013	Ending Account Value 9/30/2013	Annualized Expense Ratio(1)	Expenses Paid During the Period(1)	Actual Returns for Period

Total Return Fund
Actual Fund Return
Class A	$1,000.00	$1,101.50	1.13%	$5.95	10.15%
Class B	1,000.00	1,094.20	1.88%	9.87	9.42%
Class C	1,000.00	1,093.70	1.88%	9.87	9.37%
Class R	1,000.00	1,099.00	1.20%	6.31	9.90%
Class Y	1,000.00	1,105.00	0.88%	4.64	10.50%
Hypothetical 5% Return (before expenses)
Class A	$1,000.00	$1,019.40	1.13%	$5.72	5.00%
Class B	1,000.00	1,034.49	1.88%	9.50	5.00%
Class C	1,000.00	1,015.64	1.88%	9.50	5.00%
Class R	1,000.00	1,019.05	1.20%	6.07	5.00%
Class Y	1,000.00	1,020.66	0.88%	4.46	5.00%

Tax-Exempt Fund
Actual Fund Return
Class A	$1,000.00	$927.00	1.13%	$5.46	-7.30%
Class C	1,000.00	919.70	1.88%	9.05	-8.03%
Class Y	1,000.00	927.70	0.88%	4.25	-7.23%
Hypothetical 5% Return (before expenses)
Class A	$1,000.00	$1,019.40	1.13%	$5.72	5.00%
Class C	1,000.00	1,015.64	1.88%	9.50	5.00%
Class Y	1,000.00	1,020.66	0.88%	4.46	5.00%

Fixed Income Fund
Actual Fund Return
Class A	$1,000.00	$966.90	1.05%	$5.18	-3.31%
Class B	1,000.00	959.50	1.80%	8.84	-4.05%
Class C	1,000.00	959.60	1.80%	8.84	-4.04%
Class R	1,000.00	963.10	1.25%	6.15	-3.69%
Class Y	1,000.00	969.30	0.81%	4.00	-3.07%
Hypothetical 5% Return (before expenses)
Class A	$1,000.00	$1,019.80	1.05%	$5.32	5.00%
Class B	1,000.00	1,016.04	1.80%	9.10	5.00%
Class C	1,000.00	1,016.04	1.80%	9.10	5.00%
Class R	1,000.00	1,018.80	1.25%	6.33	5.00%
Class Y	1,000.00	1,021.01	0.81%	4.10	5.00%

(1)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by the number of days in the full fiscal year (183/365).
(2)	Expenses exclude dividends and fees on securities sold short. Net expense ratio including dividends and fees on securities sold short is 3.26% for Class A, 3.66% for Class C, 3.50% for Class R and 2.83% for Class Y for the Alternative Income Fund.

Annual Report	121

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2013	Highland Funds II

Approval of Highland Funds II Advisory and Sub-Advisory Agreements

The Trust has retained the Investment Adviser to manage the assets of each Fund pursuant to investment advisory agreements between the Investment Adviser and each such Fund (the “Advisory Agreements”). The Trust has also retained the following sub-advisers (the “Sub-Advisers” and, together with the Investment Adviser, the “Advisers”) to serve as sub-advisers to certain Funds pursuant to sub-advisory agreements (each, a “Sub-Advisory Agreement” and, together with the Advisory Agreements, the “Agreements”) between the Investment Adviser and the relevant Sub-Adviser with respect to the appropriate Fund: GE Asset Management, Inc., on behalf of Highland Premier Growth Equity Fund, Highland Tax-Exempt Fund, Highland Fixed Income Fund, Highland Total Return Fund; Palisade Capital Management, LLC, on behalf of Highland Small-Cap Equity Fund; Anchor Capital Management Group, Inc., on behalf of Highland Alpha Trend Strategies Fund and Highland Alternative Income Fund; and Brookmont Capital, LLC, on behalf of Highland Dividend Equity Fund. The Agreements have been approved by the Funds’ Board of Trustees, including a majority of the Independent Trustees.

Following an initial two-year term, each of the Agreements continues in effect from year-to-year, provided such continuance is specifically approved at least annually by the vote of holders of at least a majority of the outstanding shares of the Fund or by the Board of Trustees and, in either event, by a majority of the Independent Trustees of the Fund casting votes in person at a meeting called for such purpose.

At a meeting held on September 12-13, 2013, the Board of Trustees, including the Independent Trustees, most recently approved, for a one-year period commencing December 31, 2013, the continuance of the Agreements with respect to Highland Premier Growth Equity Fund, Highland Small-Cap Equity Fund, Highland Tax-Exempt Fund, Highland Global Allocation Fund, Highland Fixed Income Fund, Highland Total Return Fund, Highland Trend Following Fund and Highland Dividend Equity Fund. At the same meeting, the Board of Trustees, including the Independent Trustees, most recently approved, (a) for the period September 14, 2013 through December 31, 2013, the continuance of the Agreements with respect to Highland Alpha Trend Strategies Fund and (b) for a one-year period commencing December 31, 2013, the continuance of the Sub-Advisory Agreement with respect to Alternative Income Fund. As part of its review process, the Board of Trustees requested, through Fund counsel and its independent legal counsel, and received from the Advisers, various information and written materials in connection with meetings of the Board of Trustees held on August 29,

2013 and September 12-13, 2013, including: (1) information regarding the financial soundness of the Advisers and the profitability of the Agreements to the Advisers; (2) information on the advisory and compliance personnel of the Advisers, including compensation arrangements; (3) information on the internal compliance procedures of the Advisers; (4) comparative information showing how the Funds’ proposed fees and anticipated operating expenses compare to those of other registered investment companies and private funds that follow investment strategies similar to those of the Funds; (5) information on the investment performance of the Funds, including comparisons of the Funds’ performance against that of other registered investment companies and private funds that follow investment strategies similar to those of the Funds; (6) information regarding brokerage and portfolio transactions; and (7) information on any legal proceedings or regulatory audits or investigations affecting the Advisers. The Trustees also relied on information provided in connection with the initial approval of the Agreements, as well as new information specifically relating to changes from such time, and information provided at periodic meetings of the Trustees over the course of the year. The Trustees reviewed various factors discussed in independent counsel’s legal memorandum, the detailed information provided by the Investment Adviser and Sub-Advisers and other relevant information and factors. The Trustees’ conclusions as to the approval of the Agreements were based on a comprehensive consideration of all information provided to the Trustees without any single factor being dispositive in and of itself. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

The nature, extent, and quality of the services to be provided by the Advisers. The Board of Trustees considered the portfolio management services to be provided by the Advisers under the Agreements and the activities related to portfolio management, including use of technology, research capabilities, and investment management staff. The Board of Trustees discussed the relevant experience and qualifications of the personnel providing advisory services, including the background and experience of the members of each Fund’s portfolio management team. The Trustees reviewed the management structure, assets under management and investment philosophies and processes of the Advisers. The Trustees also reviewed and discussed information regarding the Advisers’ compliance policies, procedures and personnel, including compensation arrangements. With regard to Funds for which the Investment Adviser has retained a Sub-Adviser, the Trustees considered the services provided by the Investment

122	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2013	Highland Funds II

Adviser with respect to the supervision of the respective Sub-Advisers, including the performance of periodic detailed analysis and review of the performance by the Sub-Adviser of its obligations to the Fund, including, without limitation, a review of each Sub-Adviser’s investment performance in respect of each applicable Fund; preparation and presentation of periodic reports to the Trustees regarding the investment performance of each Sub-Adviser and other information regarding each Sub-Adviser; review and consideration of any changes in the personnel of the Sub-Adviser responsible for performing the Sub-adviser’s obligations and making appropriate reports to the Trustees; review and consideration of any changes in the ownership or senior management of each Sub-Adviser and making appropriate reports to the Trustees; performing periodic in-person or telephonic diligence meetings with representatives of each Sub-Adviser; and preparing recommendations with respect to the continued retention of any Sub-Adviser or the replacement of any Sub-Adviser. The Trustees concluded that the Advisers had the quality and depth of personnel and investment methods essential to performing their duties under the Agreements, and that the nature and the quality of such advisory services were satisfactory.

The Advisers’ Historical Performance in Managing the Funds. The Board of Trustees reviewed the historical performance of the Advisers and the Funds’ portfolio management teams in managing the Funds over various time periods and reflected on previous discussions regarding matters bearing on the Advisers’ performance at their meetings throughout the year. With respect to the Funds, the Trustees discussed relative performance and contrasted the performance of the Funds and their respective portfolio management teams versus that of the Funds’ peers, as represented by certain other registered investment companies that follow investment strategies similar to the Funds as well as comparable indices. With respect to each Fund, the Trustees concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement(s) relating to that Fund. In the case of each Fund that had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance supported renewal of the Agreements. These factors included one or more of the following: (1) that underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Advisers that were reasonable and consistent with the Fund’s investment objective and policies; (2) that the Fund’s more recent performance was competitive when compared to relevant performance benchmarks or peer groups; and (3) the Fund or a particular share class had a limited operating history.

The costs of the services to be provided by the Investment Adviser and the profits to be realized by the Investment Adviser and its affiliates from the relationship with the Funds.

The Board of Trustees also gave substantial consideration to the fees payable under the Agreements, the expenses the Advisers incur in providing advisory services and the profitability to the Advisers of managing the Funds, including: (1) information regarding the financial condition of the Advisers; (2) information regarding the total fees and payments received by the Advisers for their services and whether such fees are appropriate given economies of scale and other considerations; (3) comparative information showing (a) the fees payable under the Agreements versus the investment advisory fees of certain registered investment companies and private pooled vehicles that follow investment strategies similar to those of the Funds and (b) the expense ratios of the Funds versus the expense ratios of certain registered investment companies and private pooled vehicles that follow investment strategies similar to those of the Funds; (4) information regarding the total fees and payments received and the related amounts waived and/or reimbursed by the Investment Adviser for providing administrative services to the Funds under separate agreements and whether such fees are appropriate and, with respect to the Advisory Agreements; and (5) the fact that the fees payable to the Investment Adviser would be reduced by amounts payable to Sub-Advisers for a given period. The Trustees also considered the so-called “fall-out benefits” to the Advisers with respect to the Funds, such as the reputational value of serving as Adviser or Sub-Adviser to the relevant Funds, potential fees paid to the Advisers’ affiliates by a Fund or portfolio companies for services provided, including administrative services provided to the Funds by the Investment Adviser pursuant to separate agreements, and the benefits of research made available to the Advisers by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. After such review, the Trustees determined that the anticipated profitability rates to the Investment Adviser and Sub-Advisers with respect to the Agreements were fair and reasonable. The Trustees also took into consideration the amounts waived and/or reimbursed, if any, where expense caps or advisory fee waivers had been implemented.

The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders. The Board of Trustees considered the respective asset levels of the Funds, the information provided by the Advisers relating to their costs and information comparing the fee rates charged by the Advisers with fee rates charged by

Annual Report	123

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2013	Highland Funds II

other unaffiliated investment advisers to their clients. The Trustees concluded that the fee structures are reasonable, and appropriately should result in a sharing of economies of scale in view of the information provided by the Advisers. The Board determined to continue to review ways, and the extent to which, economies of scale might be shared between the applicable Adviser and/or Sub-adviser on the one hand and shareholders of the Funds on the other.

Following a further discussion of the factors above and the merits of the Agreements and their various provisions, it was noted that in considering the approval of the Agreements, no single factor was determinative to the decision of the Board of Trustees. Rather, after weighing all of the factors and reasons discussed above, the Trustees, including the Independent Trustees, unanimously agreed that the Agreements, including the advisory and sub-advisory fees to be paid to the Advisers are fair and reasonable to the Funds in light of the services that the Advisers provide, the expenses that they incur and the reasonably foreseeable asset levels of the Funds.

124	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2013	Highland Funds II

The Board is responsible for the overall management of the Funds, including supervision of the duties performed by the Investment Adviser. The names and birth dates of the Trustees and officers of the Funds, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships they hold are shown below. The business address for each Trustee and officer of the Funds is c/o Highland Capital Management Fund Advisors, L.P., 200 Crescent Court, Suite 700, Dallas, TX 75201.

Name and Date of Birth	Position(s) with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Highland Funds Complex Overseen by Trustee[1]	Other Directorships/ Trusteeships Held

Independent Trustees

Timothy K. Hui (6/13/1948)	Trustee	Indefinite Term; Trustee since inception in 2006	Dean of Educational Resources since July 2012 and from July 2006 to January 2008, Vice President from February 2008 to June 2012, and Assistant Provost for Graduate Education from July 2004 to June 2006 at Cairn University.	17	None

Scott F. Kavanaugh (1/27/1961)	Trustee and Chairman of the Board	Indefinite Term; Trustee since inception in 2006; Chairman of the Board since June 2012	Vice-Chairman, President and Chief Executive Officer at Keller Financial Group since September 2007; Chairman and Chief Executive Officer at First Foundation Bank since September 2007; Vice-Chairman, President, Chief Operating Officer and Chief Executive Officer of First Foundation, Inc. (holding company) since September 2007; and private investor since February 2004.	17	None

Bryan A. Ward (2/4/1955)	Trustee	Indefinite Term; Trustee since inception in 2006	Senior Manager, Accenture, LLP (a consulting firm) since January 2002.	17	None

Annual Report	125

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2013	Highland Funds II

Name and Date of Birth	Position(s) with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Highland Funds Complex Overseen by Trustee[1]	Other Directorships/ Trusteeships Held

Interested Trustees

Ethan Powell[3,4] (6/20/1975)	Executive Vice President and Secretary	Indefinite Term; Executive Vice President since June 2012; Secretary since November 2010	Trustee of the Funds from June 2012 to July 2013; Chief Product Strategist of HCMFA since 2012; Senior Retail Fund Analyst of Highland Capital Management, L.P. since 2007 and HCMFA since its inception; and Secretary of the funds in the Highland Fund Complex since November 2010; Manager in the Merger and Acquisitions Division at Ernst & Young from 1999 to 2007.	17	None

John Honis[3,4] (6/16/1958)	Trustee	Indefinite Term; Trustee since July 2013	Partner of Highland Capital Management, L.P.	17	None

1	Effective June 2013, the Board of Trustees adopted a retirement policy where in the Governance Committee shall not recommend the continued service as a Trustee of a Board member who is older than 80 Years of age at the time the Committee reports its findings to the Board.
2	The “Highland Fund Complex” consists of all of the registered investment companies overseen by the Board and advised by the Adviser or an affiliated person of the Adviser as of the date of this report.
3	Effective July 11, 2013, Mr. Powell resigned as a Trustee of the Funds and Mr. Honis was appointed by the Board as a Trustee of the Funds.
4	Mr. Powell and Mr. Honis are deemed to be “interested persons” of the Funds under the 1940 Act because of their positions with the Adviser.

126	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2013	Highland Funds II

Name and Date of Birth	Position(s) with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

Brian Mitts (8/26/1970)	Treasurer (Principal Accounting Officer and Principal Financial Officer)	Indefinite Term; Treasurer since November 2010	Chief Operations Officer of HCMFA since 2012; Senior Retail Fund Analyst of Highland Capital Management, L.P. since 2007 and HCMFA since its inception; Principal Accounting Officer and Treasurer of the funds in the Highland Fund Complex since November 2010; Manager of Financial Reporting at HBK Investments (a hedge fund) from 2005 to 2007.

Ethan Powell (6/20/1975)	Executive Vice President and Secretary	Indefinite Term; Executive Vice President since June 2012; Secretary since November 2010	Trustee of the Funds from June 2012 to July 2013; Chief Product Strategist of HCMFA since 2012; Senior Retail Fund Analyst of Highland Capital Management, L.P. since 2007 and HCMFA since its inception; and Secretary of the funds in the Highland Fund Complex since November 2010; Manager in the Merger and Acquisitions Division at Ernst & Young from 1999 to 2007.

Alan Head (8/5/1973)	Chief Compliance Officer	Indefinite Term; Chief Compliance Officer since January 2012	Compliance Director at Highland Capital Management, L.P. and Chief Compliance Officer of NexBank Securities, Inc. (an affiliated broker-dealer) since November 2010; President of NexBank Securities, Inc. since November 2011; Vice President, Manager of Reporting and Research from May 2008 to September 2010 and Compliance; Manager from August 2005 to May 2008 at Capital Institutional Services.

Dustin Norris (1/6/1984)	Assistant Treasurer	Indefinite Term; Assistant Treasurer since November 2012	Senior Accounting Manager at HCMFA since August 2012; Assistant Treasurer of the Funds in the Highland Fund Complex since November 2012; Fund Accountant at Highland Capital Management, L.P. from June 2010 to August 2012; Auditor at Deloitte & Touche LLP from 2009 to June 2010.

Annual Report	127

IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser

Highland Capital Management Fund Advisors, L.P.

200 Crescent Court, Suite 700

Dallas, TX 75201

Sub-Advisers

Anchor Capital Management Group, Inc.

15 Enterprise, Suite 450

Aliso Viejo, California 92656

Brookmont Capital Management, LLC

2000 McKinney Avenue, Suite 1230

Dallas, Texas 75201

GE Asset Management Incorporated

3001 Summer Street

P.O. Box 7900

Stamford, CT 06904

Palisade Capital Management, LLC

One Bridge Plaza

Fort Lee, NJ 07024

Transfer Agent

Boston Financial Data Services, Inc.

30 Dan Road

Canton, Massachusetts 02021

Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road, 1st Floor

Berwyn, PA 19312

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, Missouri 64105

Independent Registered Public Accounting Firm

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

Fund Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

This report has been prepared for shareholders of Highland Alpha Trend Strategies Fund, Highland Alternative Income Fund, Highland Trend Following Fund, Highland Global Allocation Fund, Highland Dividend Equity Fund, Highland Premier Growth Equity Fund, Highland Small-Cap Equity Fund, Highland Total Return Fund, Highland Tax-Exempt Fund, and Highland Fixed Income Fund (collectively, the “Funds”). The Funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-877-665-1287 to request that additional reports be sent to you.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, and the Funds’ proxy voting records for the most recent 12-month period ended June 30, are available (i) without charge, upon request, by calling 1-877-665-1287 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov and also may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may also obtain the Form N-Q by visiting the Funds’ website at www.highlandfunds.com.

The Statements of Additional Information include additional information about the Funds’ Trustees and are available upon request without charge by calling 1-877-665-1287.

128	Annual Report

200 Crescent Court, Suite 700

Dallas, TX 75201

Highland Funds II	Annual Report, September 30, 2013

www.highlandfunds.com	HLC-HFII-AR-09/13

Highland Energy MLP Fund

Annual Report

September 30, 2013

Highland Energy MLP Fund

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

A prospectus must precede or accompany this report. Please read the prospectus carefully before you invest.

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2013	Highland Energy MLP Fund

Performance Overview

For the twelve-month period ended September 30, 2013, the Highland Energy MLP Fund returned 10.07% for Class A shares, 9.42% for Class C shares, 10.02% for Class R shares, and 10.62% for Class Y shares.

On March 29, 2013, the Fund converted from a registered investment company to a C-Corp, in conjunction with a strategy shift to allow the portfolio to be fully invested in master limited partnerships (“MLP”). Between March 29, 2013 and September 30, 2013, the Fund returned 4.52% for Class Y shares. The Alerian MLP Total Return Index, the Fund’s benchmark, returned 1.20%, and the Fund’s Morningstar peer group, Equity Energy, returned an average of 5.95% during the same period.

Manager’s Discussion

Since the strategy change, the portfolio was primarily invested in limited and general partner interests of MLPs engaged in the energy industry.

The Fund’s performance was positively impacted by overweighting certain higher growth general partner interests; avoiding exposure to variable-pay MLPs; and limiting exposure to MLPs primarily involved with upstream energy activities, which tended to underperform during the period.

Jon Poglitsch

Director

Highland Capital Management, L.P.

Matthew Gray

Director

Highland Capital Management, L.P.

Annual Report	1

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2013	Highland Energy MLP Fund

Highland Energy MLP Fund - Class A

Growth of Hypothetical $10,000 Investment

Highland Energy MLP Fund	One Year	Since Inception	Inception Date

Class A Shares, without sales charge	10.07%	11.17%	12/01/11
Class A Shares, with sales charge	3.74%	7.63%
Class C Shares, without sales charge	9.42%	10.47%	12/01/11
Class C Shares, with sales charge	8.48%	10.47%
Class R Shares	10.02%	11.03%	12/01/11
Class Y Shares	10.62%	11.65%	12/01/11

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.75% on Class A Shares. The CDSC on Class C Shares is 1.00% within the first year for each purchase; there is no CDSC on Class C Shares thereafter. A 2.00% redemption fee will be charged if Fund shares are redeemed or exchanged within the first two months of purchase. The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share then redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com. The total annual operating expenses of the Fund are Class A: 4.10%, Class C: 4.75%, Class R: 4.25% and Class Y: 3.75%. The Advisor has contractually agreed to limit the total annual operating expenses of the Fund to 1.10% of average daily net assets attributable to any class of the Fund. The Expense Cap will continue through at least January 31, 2014. Total gross operating expenses for each class after expense reimbursement are Class A: 1.55%, Class C: 2.20%, Class R: 1.70% and Class Y: 1.20%.

Effective February 1, 2013, the Fund revised its investment strategy to focus on MLP investments. Returns through September 30, 2012 reflect the Fund’s treatment as a regulated investment company under the Code. Returns after September 30, 2012 reflect the Fund’s treatment as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. As a result, returns after September 30, 2012 generally will be reduced by the amount of entity-level income taxes paid by the Fund as a regular corporation and thus will not necessarily be comparable to returns reported while the Fund still qualified as a regulated investment company.

Investing in MLPs involves additional risks as compared to the risks of investing in common stock, including risks related to cash flow, dilution and voting rights. Each Fund’s investments are concentrated in the energy infrastructure industry with an emphasis on securities issued by MLPs, which may increase price fluctuation. Energy infrastructure companies are subject to risks specific to the industry such as fluctuations in commodity prices, reduced volumes of natural gas or other energy commodities, environmental hazards, changes in the macroeconomic or the regulatory environment or extreme weather. MLPs may trade less frequently than larger companies due to their smaller capitalizations which may result in erratic price movement or difficulty in buying or selling. MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment including the risk that an LP could lose its tax status as a partnership which could reduce or eliminate distributions paid by MLPs to the Fund. Additional management fees and other expenses are associated with investing in MLP funds. The Fund is subject to certain MLP tax risks and risks associated with accounting for its deferred tax liability which could materially reduce the net asset value. An investment in the Fund does not other tax benefits of a direct investment in an MLP.

The Fund is organized as a Subchapter “C” Corporation which means that it will pay federal, state and local income taxes at a corporate rate (currently as high as 35%) based on its taxable income. The potential benefit of investing in MLPs generally is the treatment of them as partnerships for federal income purposes. The Fund invests in MLPs; however, since the Fund is a corporation, it will be taxed at the Fund level which in turn will reduce the amount of cash available for distribution which would result in the reduction of the Fund’s net asset value. A significant portion of the Fund’s distribution may be tax deferred return of capital (ROC) which reduces a shareholder’s cost basis in the investment and is taxable when the shares are sold.

Mutual fund investing involves risk including the possible loss of principal.

Alerian Total Return MLP Index is a composite of the 50 most prominent energy master limited partnerships. The index, which is calculated using a float-adjusted, capitalization-weighted methodology, is disseminated real-time on a price-return basis and on a total-return basis.

2	Annual Report

FUND PROFILE (unaudited)

Highland Energy MLP Fund

Objective

Highland Energy MLP Fund (the “Fund”) seeks to provide investors with current income and capital appreciation.

Net Assets as of September 30, 2013

$3.5 million

Portfolio Data as of September 30, 2013

The information below provides a snapshot of the Fund at the end of the reporting period. The Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Top 10 Holdings as of 09/30/2013 (%)(1)(2)
Enterprise Products Partners LP	6.6
MarkWest Energy Partners LP	6.5
Plains All American Pipeline LP	6.0
Williams Partners LP	5.4
Targa Resources Partners LP	5.2
Kinder Morgan Management LLC	5.2
Atlas Pipeline Partners LP	5.2
Tesoro Logistics LP	4.8
Crosstex Energy LP	4.8
Tallgrass Energy Partners LP	4.7

(1)	Industries and holdings are calculated as a percentage of total net assets.
(2)	Excludes the Fund’s investment in an investment company purchased with cash collateral from securities lending.

Annual Report	3

FINANCIAL STATEMENTS

September 30, 2013	Highland Energy MLP Fund

A guide to understanding the Fund’s financial statements

Investment Portfolio	The Investment Portfolio details of the Fund’s holdings and its market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details the Fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all of the Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and non-investment assets. The net asset value per share for each class is calculated by dividing net assets allocated to that share class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement reports income earned by the Fund and the expenses incurred by the Fund during the reporting period. The Statement of Operations also shows any net gain or loss the Fund realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents the Fund’s net increase or decrease in net assets from operations.

Statement of Changes in Net Assets	This statement details how the Fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

Financial Highlights	The Financial Highlights demonstrate how the Fund’s net asset value per share was affected by the Fund’s operating results. The Financial Highlights also disclose the classes’ performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the Fund, certain of its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

4	Annual Report

INVESTMENT PORTFOLIO

As of September 30, 2013	Highland Energy MLP Fund

Shares		Value ($)

Common Stocks - 13.6%

ENERGY - 13.6%
2,400	Kinder Morgan Management LLC (a)	179,904
2,830	Kinder Morgan, Inc.	100,663
987	Targa Resources Corp.	72,012
3,267	Williams Cos., Inc. (The)	118,788

		471,367

	Total Common Stocks (Cost $455,648)	471,367

Master Limited Partnerships - 91.3%

ENERGY - 91.3%
1,458	Atlas Energy LP	79,651
4,630	Atlas Pipeline Partners LP	179,644
2,242	Boardwalk Pipeline Partners LP	68,090
2,084	Buckeye Partners LP	136,564
8,341	Crosstex Energy LP	165,986
1,458	El Paso Pipeline Partners LP	61,557
4,268	Enbridge Energy Partners LP	129,961
1,372	Energy Transfer Equity LP	90,250
2,610	Energy Transfer Partners LP	135,903
3,737	Enterprise Products Partners LP	228,106
1,603	EQT Midstream Partners LP	78,916
1,301	Genesis Energy LP	65,141
4,554	Inergy LP	62,709
1,967	Inergy Midstream LP	43,431
1,801	Magellan Midstream Partners LP	101,630
3,124	MarkWest Energy Partners LP	225,646
2,075	NGL Energy Partners LP (b)	63,993
2,647	ONEOK Partners LP	140,317
3,528	Phillips 66 Partners LP (a) (b)	108,521
3,945	Plains All American Pipeline LP	207,744
1,000	QEP Midstream Partners LP (a)	22,640
1,320	Regency Energy Partners LP	37,752
7,000	Tallgrass Energy Partners LP	163,100
3,509	Targa Resources Partners LP	180,608
2,870	Tesoro Logistics LP	166,460
772	Western Gas Equity Partners LP	28,711
3,520	Williams Partners LP	186,138

		3,159,169

	Total Master Limited Partnerships (Cost $2,801,877)	3,159,169

Shares		Value ($)

Investment Companies (c) - 4.9%
169,164	State Street Navigator Prime Securities Lending Portfolio	169,164

	Total Investment Companies (Cost $169,164)	169,164

Total Investments - 109.8%		3,799,700

(Cost $3,426,689)
Other Assets & Liabilities, Net - (9.8)%		(339,215)

Net Assets - 100.0%		3,460,485

(a)	Non-income producing security.
(b)	Securities (or a portion of securities) on loan. As of September 30, 2013, the market value of securities loaned was $164,049. The loaned securities were secured with cash collateral of $169,164. Collateral is calculated based on prior day’s prices. See Note 5.
(c)	Represents investments of cash collateral received in connection with securities lending.

See accompanying Notes to Financial Statements.	5

STATEMENT OF ASSETS AND LIABILITIES

As of September 30, 2013	Highland Energy MLP Fund

($)
Assets
Investments, at value(a)(b)	3,799,700
Receivable for:
Dividends	239
Investment advisory and administration fees (Note 6)	122,338
Fund shares sold	93

Total assets	3,922,370

Liabilities
Due to Custodian	984
Payable for:
Upon receipt of securities loaned (Note 4)	169,164
Trustees’ fees	124
Distribution and shareholder service fees (Note 6)	9
Transfer agent fees	114
Net deferred tax liability (Note 3)	134,307
Income taxes (Note 3)	42,455
Commitment fees (Note 5)	7
Accrued expenses and other liabilities	114,721

Total liabilities	461,885

Net Assets	3,460,485

Net Assets Consist of:
Par value (Note 1)	335
Paid-in capital	3,229,087
Accumulated net investment loss, net of income taxes	(15,741)
Accumulated net realized gain from investments, net of income taxes	8,823
Net unrealized appreciation on investments, net of income taxes	237,981

Net Assets	3,460,485

(a) Investments, at cost	3,426,689
(b) Includes market value of securities on loan:	164,049

6	See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES (continued)

As of September 30, 2013	Highland Energy MLP Fund

($)
Class A:
Net assets	37,796
Shares outstanding ($0.001 par value; unlimited shares authorized)	3,661

Net asset value per share(a)(b)	10.32

Maximum offering price per share(c)	10.95

Class C:
Net assets	20,391
Shares outstanding ($0.001 par value; unlimited shares authorized)	1,973

Net asset value and offering price per share(a)	10.34

Class R:
Net assets	10,746
Shares outstanding ($0.001 par value; unlimited shares authorized)	1,040

Net asset value, offering and redemption price per share	10.34

Class Y:
Net assets	3,391,552
Shares outstanding ($0.001 par value; unlimited shares authorized)	328,016

Net asset value, offering and redemption price per share	10.34

(a)	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).
(b)	Purchases of $1,000,000 or more are subject to a 0.50% CDSC if redeemed within one year of purchase.
(c)	The sales charge is 5.75%. On sales of $1,000,000 or more, there is no sales charge and therefore the offering will be lower.

See accompanying Notes to Financial Statements.	7

STATEMENT OF OPERATIONS

For the year ended September 30, 2013	Highland Energy MLP Fund

($)
Investment Income
Income:
Dividends and distributions	131,112
Interest	188
Return of capital (Note 2)	(117,159)
Securities lending income (Note 4)	115

Total Income	14,256

Expenses:
Investment advisory and administration fees (Note 6)	34,393
Distribution and shareholder service fees: (Note 6)
Class A	62
Class C	123
Class R	53
Transfer agent fees	6,282
Trustees fees (Note 6)	313
Custody fees	214
Accounting services fees	13,088
Audit fees	112,511
Legal fees	84,923
Registration fees	32,344
Reports to shareholders	24,503
Commitment fees-credit agreement (Note 5)	8
Offering costs (Note 2)	15,473
Other	1,781

Total operating expenses before waiver and reimbursement (Note 6)	326,071
Less: Expenses waived or borne by the Adviser and administrator	(286,066)
Less: Expenses waived by the sub-administrator, custodian and transfer agent	(5,491)

Net operating expenses	34,514

Net investment loss, before income taxes	(20,258)

Deferred tax benefit (Note 3)	753
Current tax benefit (Note 3)	11,405

Net investment loss, net of income tax benefit	(8,100)

Net Realized and Unrealized Gain (Loss) on Investments Realized gain (loss) on:
Investments	145,127
Deferred tax expense (Note 3)	(30)
Current tax expense (Note 3)	(54,087)
Change in unrealized appreciation (depreciation) on:
Investments	373,011
Deferred tax expense (Note 3)	(135,030)

Net realized and unrealized gain on investments	328,991

Total increase in net assets resulting from operations	320,891

8	See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

Highland Energy MLP Fund

	Year Ended September 30, 2013 ($)	Period Ended September 30, 2012(a) ($)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss), net of income taxes	(8,100)	11,279
Net realized gain (loss) on investments, net of income taxes	91,010	328,372
Net increase in unrealized appreciation (depreciation) on investments, net of income taxes	237,981	—

Net increase from operations	320,891	339,651

Distributions to shareholders from:
Earnings and profits
Class A	(2,630)	(47)
Class C	(1,857)	(9)
Class R	(1,579)	(38)
Class Y	(425,284)	(21,254)
Return of capital
Class A	(530)	—
Class C	(374)	—
Class R	(318)	—
Class Y	(85,640)	—

Total distributions	(518,212)	(21,348)

Increase (decrease) in net assets from operations and distributions	(197,321)	318,303

Share transactions:
Proceeds from sale of shares
Class A	27,256	10,000
Class C	10,120	10,000
Class R	123	10,000
Class Y	3,218,452	3,856,700
Value of distributions reinvested
Class A	957	47
Class C	242	9
Class R	251	38
Class Y	81,392	21,254
Cost of shares redeemed
Class Y	(3,907,338)	—

Net increase (decrease) from shares transactions	(568,545)	3,908,048

Total increase (decrease) in net assets	(765,866)	4,226,351
Net Assets
Beginning of period	4,226,351	—

End of period	3,460,485	4,226,351

Accumulated net investment income (loss), net of income taxes	(15,741)	13,150

(a)	Commenced operations on December 1, 2011.

See accompanying Notes to Financial Statements.	9

STATEMENTS OF CHANGES IN NET ASSETS (continued)

CAPITAL STOCK ACTIVITY - SHARES	Highland Energy MLP Fund

	Year Ended September 30, 2013	Period Ended September 30, 2012(a)
Class A:
Shares sold	2,563	1,000
Issued for distribution reinvested	93	5

Net increase in fund shares	2,656	1,005

Class C:
Shares sold	949	1,000
Issued for distribution reinvested	23	1

Net increase in fund shares	972	1,001

Class R:
Shares sold	13	1,000
Issued for distribution reinvested	24	3

Net increase in fund shares	37	1,003

Class Y:
Shares sold	294,633	379,524
Issued for distribution reinvested	7,887	2,082
Shares redeemed	(356,110)	—

Net increase (decrease) in fund shares	(53,590)	381,606

(a)	Commenced operations on December 1, 2011.

10	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Energy MLP Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30, 2013	For the Period Ended September 30, 2012(a)

Net Asset Value, Beginning of Period	$10.98	$10.00
Income from Investment Operations:
Net investment income (loss)(b)	(0.08)	0.01
Net realized and unrealized gain	1.06	1.02

Total from investment operations	0.98	1.03
Less Distributions Declared to Shareholders:
From earnings and profits	(1.32)	(0.05)
From return of capital	(0.32)	—

Total distributions declared to shareholders	(1.64)	(0.05)
Net Asset Value, End of Period	$10.32	$10.98
Total return(c)	10.07%	10.31	%(d)
Ratios to Average Net Assets(e)/Supplemental Data:
Net assets, end of period (in 000’s)	$38	$11
Total operating expenses	20.12%	6.88%
Waiver/reimbursement	(18.88)%	(4.63)%
Net operating expenses(f)	1.24%	2.25%
Dividends for short positions	—	0.02%
Net expenses(f)	1.24%	2.27%
Income tax expense	6.18%	—
Total expenses	7.42%	2.27%
Net investment income (loss)	(0.74)%	0.07%
Portfolio turnover rate(d)	177%	254%

(a)	Commenced operations on December 1, 2011.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the adviser not absorbed a portion of expenses, total returns would have been lower.
(d)	Not annualized.
(e)	All ratios for the period have been annualized, unless otherwise indicated.
(f)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.

See accompanying Notes to Financial Statements.	11

FINANCIAL HIGHLIGHTS

Highland Energy MLP Fund, Class C

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30, 2013	For the Period Ended September 30, 2012(a)

Net Asset Value, Beginning of Period	$10.96	$10.00
Income from Investment Operations:
Net investment loss(b)	(0.18)	(0.05)
Net realized and unrealized gain	1.10	1.02

Total from investment operations	0.92	0.97
Less Distributions Declared to Shareholders:
From earnings & profits	(1.22)	(0.01)
From return of capital	(0.32)	—

Total distributions declared to shareholders	(1.54)	(0.01)
Net Asset Value, End of Period	$10.34	$10.96
Total return(c)	9.42%	9.69	%(d)
Ratios to Average Net Assets(e)/Supplemental Data:
Net assets, end of period (in 000’s)	$20	$11
Total operating expenses	20.61%	7.53%
Waiver/reimbursement	(18.44)%	(4.63)%
Net operating expenses(f)	2.17%	2.90%
Dividends for short positions	—	0.02%
Net expenses(f)	2.17%	2.92%
Income tax expense	6.18%	—
Total expenses	8.35%	2.92%
Net investment loss	(1.68)%	(0.58)%
Portfolio turnover rate(d)	177%	254%

(a)	Commenced operations on December 1, 2011.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the adviser not absorbed a portion of expenses, total returns would have been lower.
(d)	Not annualized.
(e)	All ratios for the period have been annualized, unless otherwise indicated.
(f)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.

12	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Energy MLP Fund, Class R

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30, 2013	For the Period Ended September 30, 2012(a)

Net Asset Value, Beginning of Period	$10.98	$10.00
Income from Investment Operations:
Net investment loss(b)	(0.16)	(0.01)
Net realized and unrealized gain	1.13	1.03

Total from investment operations	0.97	1.02
Less Distributions Declared to Shareholders:
From earnings and profits	(1.29)	(0.04)
From return of capital	(0.32)	—

Total distributions declared to shareholders	(1.61)	(0.04)
Net Asset Value, End of Period	$10.34	$10.98
Total return(c)	10.02%	10.11	%(d)
Ratios to Average Net Assets(e)/Supplemental Data:
Net assets, end of period (in 000’s)	$11	$11
Total operating expenses	18.83%	7.03%
Waiver/reimbursement	(16.86)%	(4.63)%
Net operating expenses(f)	1.97%	2.40%
Dividends for short positions	—	0.02%
Net expenses(f)	1.97%	2.42%
Income tax expense	6.18%	—
Total expenses	8.15%	2.42%
Net investment loss	(1.52)%	(0.08)%
Portfolio turnover rate(d)	177%	254%

(a)	Commenced operations on December 1, 2011.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the adviser not absorbed a portion of expenses, total returns would have been lower.
(d)	Not annualized.
(e)	All ratios for the period have been annualized, unless otherwise indicated.
(f)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.

See accompanying Notes to Financial Statements.	13

FINANCIAL HIGHLIGHTS

Highland Energy MLP Fund, Class Y

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30, 2013	For the Period Ended September 30, 2012(a)

Net Asset Value, Beginning of Period	$10.99	$10.00
Income from Investment Operations:
Net investment income (loss)(b)	(0.07)	0.04
Net realized and unrealized gain	1.11	1.02

Total from investment operations	1.04	1.06
Less Distributions Declared to Shareholders:
From earnings and profits	(1.37)	(0.07)
From return of capital	(0.32)	—

Total distributions declared to shareholders	(1.69)	(0.07)
Net Asset Value, End of Period	$10.34	$10.99
Total return(c)	10.62%	10.63	%(d)
Ratios to Average Net Assets(e)/Supplemental Data:
Net assets, end of period (in 000’s)	$3,392	$4,193
Total operating expenses	11.25%	6.53%
Waiver/reimbursement	(10.05)%	(4.63)%
Net operating expenses(f)	1.20%	1.90%
Dividends for short positions	—	0.02%
Net expenses(f)	1.20%	1.92%
Income tax expense	6.18%	—
Total expenses	7.38%	1.92%
Net investment income (loss)	(0.71)%	0.42%
Portfolio turnover rate(d)	177%	254%

(a)	Commenced operations on December 1, 2011.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the adviser not absorbed a portion of expenses, total returns would have been lower.
(d)	Not annualized.
(e)	All ratios for the period have been annualized, unless otherwise indicated.
(f)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.

14	See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

September 30, 2013	Highland Energy MLP Fund

Note 1. Organization

Highland Funds II (the “Trust”) is a Massachusetts business trust organized on August 10, 1992. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. It comprises sixteen portfolios although only eleven are currently being offered including the Highland Energy MLP Fund (“the Fund”). The following portfolios are reported separately: Highland Alpha Trend Strategies Fund, Highland Alternative Income Fund, Highland Trend Following Fund, Highland Global Allocation Fund, Highland Dividend Equity Fund, Highland Premier Growth Equity Fund, Highland Small-Cap Equity Fund, Highland Total Return Fund, Highland Tax-Exempt Fund and Highland Fixed Income Fund.

Effective February 1, 2013, the Fund revised its investment strategy to focus on master limited partnership (“MLP”) investments. Under normal market conditions, the Fund seeks to achieve its objective of providing investors with current income and capital appreciation by investing at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of MLP investments. MLPs typically are characterized as “publicly traded partnerships” that qualify to be treated as partnerships for U.S. federal income tax purposes and are principally engaged in one or more aspects of the exploration, production, processing, transmission, marketing, storage or delivery of energy-related commodities, such as natural gas, natural gas liquids, coal, crude oil or refined petroleum products (collectively, the energy industry). The Fund’s MLP investments include investments that offer economic exposure to public MLPs in the form of common or subordinated units issued by MLPs, securities of entities holding primarily general partner or managing member interests in MLPs, debt securities of MLPs, and securities that are derivatives of interests in MLPs, including I-Shares, and derivative instruments in which the Fund may invest that have economic characteristics of MLP securities.

Fund Shares

The Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share (each a “Share” and collectively, the “Shares”). The Fund currently offers four share classes to investors, namely Class A, Class C, Class R and Class Y Shares.

Class A Shares are sold with a front-end sales charge. Maximum sales load imposed on purchases of Class A Shares (as a percentage of offering price) is 5.75%.

There is no front-end sales charge imposed on individual purchases of Class A Shares of $1 million or more. The front-end sales charge is also waived in other instances as described in the Fund’s prospectus. Purchases of $1 million or more of Class A Shares at net asset value are subject to a 0.50% contingent deferred sales charge (“CDSC”) if redeemed within one year of purchase.

Class C Shares may be subject to a CDSC. The maximum CDSC imposed on redemptions of Class C Shares is 1.00% within the first year of purchase and 0.00% thereafter.

No front-end or CDSCs are assessed by the Trust with respect to Class R and Class Y Shares of the Fund.

Note 2. Significant Accounting Policies

The following summarizes the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Offering Costs

Costs of $94,126 incurred in connection with the offering of the Fund were capitalized and amortized on a straight-line basis over twelve months beginning on the commencement date of the Fund, December 1, 2011.

Use of Estimates

The Fund’s financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Securities Valuation

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Annual Report	15

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2013	Highland Energy MLP Fund

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1 —	Quoted prices for identical investments in active markets.

Level 2 —	Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 —	Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. Highland Capital Management Fund Advisors, L.P., (the “Investment Adviser” or “Highland”) performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement

The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

The Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sales price on the primary market in which they are traded. Portfolio securities listed on National Association of Securities Dealers Automated Quotation (“NASDAQ”) are valued using the NASDAQ Official Closing Price; Level 1 securities primarily include publicly-traded equity securities which may not necessarily represent the last sale price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security will be valued at the mean between the most recently quoted bid and asked prices produced by the principal market makers. In those circumstances the Fund classifies the investment securities in Level 2.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid as reported by an independent pricing service. Municipal obligations are valued at the quoted bid prices when available. The pricing vendor uses various pricing models for each asset class that are consistent with what other market participants would use. The inputs and assumptions to the model of the pricing vendor are derived from market observable sources including: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and other market related data. Since many fixed income securities do not trade on a daily basis, the methodology of the pricing vendor uses available information as applicable such as benchmark curves, benchmarking of like securities, sector groupings, and matrix pricing. The pricing vendor considers all available market observable inputs in determining the evaluation for a security. Thus, certain securities may not be priced using quoted prices, but rather determined from market observable information. These investments are included in Level 2 and primarily comprise our portfolio of corporate fixed income, government, mortgage and asset-backed securities.

In the absence of a reliable price from such a pricing service, debt securities may be valued based on dealer supplied valuations or quotations. In these infrequent circumstances, pricing vendors may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances we classify the investment securities in Level 3.

The Fund uses non-binding broker quotes as the primary basis for valuation when there is limited, or no, relevant market activity for a specific investment or for other investments that share similar characteristics. The Fund has not adjusted the prices obtained. As is the case with the primary pricing vendor, third-party brokers do not provide access to their proprietary valuation models, inputs and assumptions. Accordingly, Highland conducts internal reviews of pricing for all such investment securities periodically to ensure reasonableness of valuations used in the Fund’s financial statements. These reviews are designed to identify prices that appear stale, those that have changed significantly from prior valuations, and other anomalies that may indicate that a price may not be accurate. Based on the information available, Highland believes that the fair values provided by the brokers are representative of prices that would be received to sell the assets at the measurement date (exit prices).

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are valued on the basis of amortized cost which approximates market value and these are included in Level 2.

Written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last reported bid price and those are also included in Level 2.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not

16	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2013	Highland Energy MLP Fund

represent its fair value, the security may be valued using procedures approved by the Fund’s Board of Trustees that are designed to establish its “fair” value. These securities would be classified in Level 3. Those procedures require that the fair value of a security be established by the fair valuation committee. The fair valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of any Fund in the appropriate circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security’s primary market and before the close of regular trading on the New York Stock Exchange (“NYSE”). In these circumstances the Fund classifies the investment securities in Level 2. This independent fair value pricing service uses a model to identify affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price.

Portfolio securities may be valued using techniques other than market quotations, under the circumstances described above. The value established for a portfolio security may be different than what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Other financial investments are derivative instruments that are not reflected in Total Investments, such as futures, forwards, swaps, and written options contracts, which are valued based on fair value as discussed above.

The Fund uses closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the-counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund’s net asset value (“NAV”).

At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at the value at the beginning of the period. The following tables present the Fund’s investments measured at fair value on a recurring basis at September 30, 2013:

	Total value at September 30, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Energy MLP Fund
Assets
Common Stocks(1)	$471,367	$471,367	$—	$—
Master Limited Partner ships(1)	3,159,169	3,159,169	—	—
Investment Companies	169,164	169,164	—	—

Total	$3,799,700	$3,799,700	$—	$—

(1)	See Investment Portfolio detail for industry breakout.

Certain foreign securities are fair valued by utilizing an external pricing service in the event of any significant

Annual Report	17

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2013	Highland Energy MLP Fund

market movements between the time the series valued such foreign securities and the earlier closing of foreign markets. Such fair valuations are categorized as Level 2 in the hierarchy. There were no transfers into or out of levels 1, 2, or 3 during the year ended September 30, 2013.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of identified cost for both financial statement and U.S. federal income tax purposes.

The Fund’s income, expenses (other than distribution fees and shareholder service fees) and realized and unrealized gains and losses are allocated proportionally each day among the Fund’s respective share classes based upon the relative net assets of each class share.

Income Recognition

Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis.

Partnership Accounting Policy

The Fund records its pro rata share of the income (loss) and capital gains (losses), to the extent of distributions it has received, allocated from the underlying partnerships and accordingly adjusts the cost basis of the underlying partnerships for return of capital. These amounts are included in the Fund’s Statement of Operations as “Dividends and distributions” and “Return of capital.”

Expenses

Expenses are allocated pro rata among the Fund’s share classes. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. Certain class specific expenses (such as distribution fees and shareholder service fees) are allocated to the class that incurs such expense.

Short-Term Trading (Redemption) Fees

Shares held less than two months were subject to a short-term trading fee equal to 2.00% of the proceeds of the redeemed shares. These fees, which were retained by the Fund, were accounted for as an addition to paid-in capital. No redemption fees were recorded during the year ended September 30, 2013. Effective October 17, 2013, the short-term trading fee was eliminated.

U.S. Federal Income Tax Status

The Fund will be taxable as a regular corporation, or a “C” corporation, for U.S. federal income tax purposes and thus will pay entity-level taxes as described below. The Internal Revenue Code of 1986, as amended (the “Code”), generally provides that an investment company registered under the 1940 Act that elects to be treated and qualifies each taxable year as a regulated investment company (“RIC”) under Subchapter M of the Code, including by complying with applicable qualifying income, diversification and distribution requirements, does not pay any entity-level U.S. federal income tax on any income or gains that the investment company distributes to its shareholders. The Fund has previously elected to be treated as a RIC under the Code and, prior to the current taxable year ending September 30, 2013, has annually so qualified for the special treatment accorded RICs and their shareholders under the Code.

Upon implementation of the Fund’s revised strategy to concentrate in MLP investments, retroactive to the beginning of the Fund’s current taxable year, which began on October 1, 2012 and ends on September 30, 2013, and continuing for future taxable years, the Fund will no longer be eligible for treatment as a regulated investment company under the Code. Accordingly, the Fund will be treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. As a result, the Fund will be subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%) as well as state and local income taxes. The Fund’s major tax jurisdictions are Louisiana and Oklahoma.

The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund includes its allocable share of the MLP’s taxable income in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses.

In calculating the Fund’s daily net asset value the Fund will account for its deferred tax liability and/or asset balances. The Fund will accrue, in accordance with GAAP, a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate plus an estimated state and local income tax rate, for its future tax liability

18	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2013	Highland Energy MLP Fund

associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of MLPs considered to be return of capital and for any net operating gains. Any deferred tax liability balance will reduce the Fund’s net asset value. Upon the Fund’s sale of a portfolio security, the Fund may be liable for previously deferred taxes. If the Fund is required to sell portfolio securities to meet redemption requests, the Fund may recognize income and gains for U.S. federal, state and local income tax purposes, which will result in corporate income taxes imposed on the Fund.

The Fund also will accrue in accordance with GAAP, a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses, capital loss carryforwards and unrealized losses. To the extent the Fund has a net deferred tax asset balance, the Fund will record a valuation allowance, which would offset the value of some or all of the Fund’s deferred tax asset balance. The Fund then will assess whether such valuation allowance is needed, considering all positive and negative evidence related to the realization of the Fund’s deferred tax asset. The Fund intends to assess whether a valuation allowance is required to offset some or all of any deferred tax asset balance in connection with the calculation of the Fund’s daily net asset value; however, to the extent the final valuation allowance differs from the estimates of the Fund used in calculating the Fund’s daily net asset value, the application of such final valuation allowance could have a material impact on the Fund’s net asset value. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Fund’s MLP holdings), the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused. From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances as new information becomes available. Such modifications, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating and capital losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s net asset value per share, which could be material.

For all open tax years and for all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund modifies its estimates or assumptions regarding the deferred tax liability.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. The current tax year remains open and subject to examination by tax jurisdictions.

Return of Capital Estimates

Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. For the year ended September 30, 2013 the Fund estimated that approximately 90% of the MLP distributions received would be treated as a return of capital. The Fund recorded as return of capital the amount of $117,159 of dividends and distributions received from its investments.

Distributions to Shareholders

The Fund intends to make quarterly cash distributions of all or a portion of its net income (after taxes) to its shareholders. Due to the tax treatment of the Fund’s allocations and distributions from MLPs, HCM expects that a significant portion of the Fund’s distributions to shareholders will typically be treated as a return of capital in the hands of shareholders for U.S. federal income tax purposes (i.e., as distributions in excess of the Fund’s current and accumulated earnings and profits as described below). However, no assurance can be given in this regard; just as the Fund’s corporate income tax liability can fluctuate materially from year to year, the extent to which the Fund is able to make return-of-capital distributions also can vary materially from year to year depending on a number of different factors, including the composition of the Fund’s portfolio, the level of allocations of net income and other tax items for the Fund from its underlying MLP investments

Annual Report	19

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2013	Highland Energy MLP Fund

during a particular taxable year, the length of time the Fund has owned the MLP equity securities in its portfolio, and the extent to which the Fund disposes of MLP equity securities during a particular year, including, if necessary, to meet Fund shareholder redemption requests.

In general, a distribution will constitute a return of capital to a shareholder, rather than a dividend, to the extent such distribution exceeds the Fund’s current and accumulated earnings and profits. The portion of any distribution treated as a return of capital will constitute a tax-free return of capital to the extent of the shareholder’s basis in its Fund shares and thereafter generally will be taxable to the shareholder as capital gain. Any such distribution, in turn, will result in a reduction in a shareholder’s basis in the Fund’s shares (but not below zero) to the extent of the return of capital and in the shareholder’s recognizing more gain or less loss (that is, will result in an increase of a shareholder’s tax liability) when the shareholder later sells shares of the Fund. To permit the Fund to maintain a more stable distribution rate, the Fund may distribute less or more than the entire amount of cash it receives from its investments in a particular period. Any undistributed cash would be available to supplement future distributions, and until distributed would add to the Fund’s net asset value. Correspondingly, such amounts, once distributed, will be deducted from the Fund’s net asset value. In addition, in the discretion of the Fund, the Fund may determine not to make distributions in quarters in which the Fund believes that a distribution could cause adverse tax consequences to shareholders, including when the Fund believes that a distribution may not constitute a tax-free return of capital as described above.

Cash & Cash Equivalents

The Fund considers liquid assets deposited with a bank and certain short term debt instruments of sufficient credit quality with original maturities of 3 months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at amortized cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of the Statement of Assets and Liabilities.

Master Limited Partnerships

Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Fund intends to primarily invest in MLPs receiving partnership taxation treatment under the Code, and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines), of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Note 3. U.S. Federal Income Tax Information

The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences include (but are not limited to) investments organized as partnerships for tax purposes, foreign taxes, investments in futures, losses deferred to off-setting positions, tax treatment of organizational start-up costs, losses deferred due to wash sale transactions, dividends deemed paid upon shareholder redemption of fund shares and tax attributes from fund reorganizations. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications may have no impact on net investment income, realized gains or losses, or net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

20	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2013	Highland Energy MLP Fund

The Fund’s income tax provision consists of the following:

	Current	Deferred	Total
Federal Tax (Expense) I Benefit	(42,455)	(126,823)	(169,278)
State Tax (Expense) I Benefit	—	(7,484)	(7,484)
International Tax (Expense) I Benefit	(227)	—	(227)

Total Tax (Expense) I Benefit	(42,682)	(134,307)	(176,989)

Deferred income taxes reflect (i) taxes on unrealized gains/(losses), which are attributable to the difference between fair market value and tax basis and (ii) the net tax effects of temporary differences between the carrying amounts of assets and liability for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of net operating losses.

At September 30, 2013, components of the Fund’s net deferred tax liability are as follows:

Total
Deferred Tax Assets:
Net Operating Loss Carryforwards	$—
Deferred Tax Liabilities:
Unrealized Gains on Investment Securities	$134,307
Basis Reduction resulting from Book v. Taxable Income Received from MLPs)	—

Total Net Deferred Tax Liability	$134,307

Total income taxes have been computed by applying the federal statutory income tax rate of 34% plus a blended state income tax rate of 2.2%. The Fund applied this effective rate to net investment income, realized and unrealized gains on investments before taxes in computing its total income taxes.

Although the Fund currently has a net deferred tax liability, it periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence. As referenced in Note 2, when assessing the recoverability of its deferred tax assets, significant weight is given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized, as the expiration date for the federal net operating loss carryforward is 20 years.

To the extent the Fund has a net capital loss in any tax year, the net capital loss generally can be carried back three years and forward five years to offset any capital gains realized during those other years. To the extent the Fund has a net operating loss in any tax year, the net operating loss generally can be carried back two years or forward twenty years to reduce the Fund’s net income realized during those other years. In the event a capital loss carryover or net operating loss carryover cannot be utilized in the carryover periods, the Fund’s U.S. federal income tax liability may be higher than expected, which will result in less cash available to distribute to shareholders. As of September 30, 2013, the most recent tax year end, the Fund did not have any capital loss carryovers.

The tax composition of distributions paid during the years ended September 30, 2013 and 2012 was estimated as follows:

Year	Ordinary Income(1)	Long-Term Capital Gains	Return of Capital	Earnings & Profits
2013	$-	$-	$86,862	$431,350
2012	21,348	-

(1)	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at September 30, 2013, based on cost of investments for U.S. federal income tax purposes was:

Gross Appreciation	Gross Depreciation	Net Appreciation/ (Depreciation) Before Tax	Net Appreciation/ (Depreciation) After Tax	Cost
$383,117	$10,106	$373,011	$237,981	$3,257,525

Note 4. Securities Lending

The Fund may make secured loans of its portfolio securities amounting to not more than one-third of the value of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delays in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially and possible investment losses in the investment of collateral. Pursuant to the Fund’s securities lending policies, securities loans are made to unaffiliated broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities subject to the loan. The borrower pays to the Fund an amount equal to any interest or dividends received on securities subject to the loan. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. As of September 30, 2013 cash collateral received for the Fund was invested in the State Street Navigator Prime Securities Lending Portfolio. Additionally, non-cash collateral received by the Fund may not be sold or re-pledged. As of September 30, 2013, the Fund did not receive non-cash collateral.

Security Lending Market Value	Cash Collateral
$169,049	$169,164

Annual Report	21

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2013	Highland Energy MLP Fund

Note 5. Credit Agreement

The Fund entered into a $25,000,000 unsecured credit agreement with The Bank of New York Mellon (the “Credit Agreement”) to be used for temporary purposes to facilitate portfolio liquidity. The Fund did not utilize the line of credit before its expiration on February 25, 2013. The Fund had access to the facility, but aggregate borrowings could not exceed $25,000,000. The Fund agreed to pay commitment fee expenses of 0.12% on the undrawn amounts, which are included in “Other” on the Statement of Operations.

Effective May 24, 2013, the Fund entered into a $25,000,000 unsecured credit agreement with State Street Bank and Trust Company (the “Unsecured Credit Agreement”) to be used for temporary purposes to facilitate portfolio liquidity. The Fund had access to the facility, but aggregate borrowings cannot exceed $25,000,000. Interest is charged to the Fund based on their borrowings at a rate equal to the greater of the Federal Funds Effective Rate plus 1.25% or the LIBOR plus 1.25%. In addition, the Fund agrees to pay commitment fee expenses of 0.10% on the undrawn amounts, which are included in “Commitment fees-credit agreement” on the Statement of Operations. The Unsecured Credit Agreement is set to expire May 23, 2014. During the fiscal year ended September 30, 2013, the fund did not have any outstanding borrowings.

Note 6. Transactions with Affiliates & Expenses Incurred by the Fund

Investment Advisory and Administration Fees

Highland serves as the investment adviser to the Fund. For its investment advisory and administrative services, the Fund pays Highland a monthly fee, computed and accrued daily, based on an annual rate of the Fund’s Average Daily Managed Assets. Average Daily Managed Assets of the Fund means the average daily value of the total assets of the Fund less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage). The Fund’s contractual advisory fee with Highland for the year ended September 30, 2013 was 1.00%.

Highland has contractually agreed to limit the total annual operating expenses of the Fund (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the Investment Company Act of 1940, taxes, such as deferred tax expenses, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of the Fund to 1.10% of average daily net assets of the Fund (the “Expense Cap”). The Expense Cap will continue through at least January 31, 2014, and may not be terminated prior to this date without the action or consent of the Board of Trustees.

To the extent Highland waives its fee or reimburses expenses to satisfy the contractual limitation set forth above (the “cap”), it may seek repayment of a portion or all of such amounts at any time within 36 months after the date the Fund accrues a liability with respect to such amounts were waived or reimbursed, subject to the cap. There can be no assurance that this fee reduction will be sufficient to avoid any loss. On September 30, 2013, the amount subject to possible future recoupment under the Fund’s expense limitation agreement is $286,066 expiring in 2016.

Highland provides administrative services for a monthly administration fee, computed and accrued daily, at an annual rate of 0.20% of the Fund’s Average Daily Managed Assets. During the year ended September 30, 2013, Highland waived $5,491 in administrative fees for the Fund. This administration fee waiver is voluntary and is subject to termination at any time by Highland without notice.

Sub-Advisory Fees

Highland Capital Management, L.P. (“HCM”) is the investment sub-adviser to the Fund. Highland pays the sub-adviser an investment sub-advisory fee out of the advisory fee that it receives from the Fund.

Fees Paid to Officers and Trustees

Each Trustee who is not an “interested person” of the Funds as defined in the 1940 Act (the “Independent Trustees”) receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex based on relative net assets. The “Highland Fund Complex” consists of all of the registered investment companies advised by the Investment Adviser and its affiliated advisors as of the date of this report.

The Funds pay no compensation to their one interested Trustee or any of their officers, all of whom are employees of the Investment Adviser.

Distribution and Shareholder Service Fees

The Fund has a distribution and shareholder service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan requires the payment of a monthly service fee to Foreside Funds Distributors LLC (the “Underwriter”) at an annual rate of 0.25% of the average daily net assets attributable to Class A, Class C and Class R shares of the Fund. In addition, the Plan also requires the payment of a monthly distribution fee to the Underwriter at an annual rate of 0.10% of the average daily net assets attributable to Class A shares. The Plan also requires the payment of a monthly distribution fee to the Underwriter at an annual rate of 0.75% of the average daily net assets attributable to Class C shares and 0.25% of the average daily net

22	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2013	Highland Energy MLP Fund

assets attributable to Class R shares. Currently Class Y shares are not subject to a 12b-1 fee.

Note 7. Disclosure of Significant Risks and Contingencies

The primary risks of investing in the Fund are described below in alphabetical order:

Counterparty Credit Risk

Counterparty credit risk is the potential loss the Fund may incur as a result of the failure of a counterparty or an issuer to make payments according to the terms of a contract. Counterparty credit risk is measured as the loss the Fund would record if its counterparties failed to perform pursuant to the terms of their obligations to the Fund. Because the Fund may enter into over-the-counter forwards, options, swaps and other derivative financial instruments, the Fund may be exposed to the credit risk of its counterparties. To limit the counterparty credit risk associated with such transactions, a Fund conducts business only with financial institutions judged by the Investment Adviser to present acceptable credit risk.

Indemnification Risk

The Fund has a variety of indemnification obligations under contracts with their service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Note 8. Investment Transactions

Purchases & Sales of Securities

The cost of purchases and the proceeds from sales of investments for the year ended September 30, 2013, were as follows:

Other Securities
Purchases	Sales
$9,400,696	$4,094,570

Note 9. Significant Shareholders

The number of shareholders each owning 5% or more of the Fund is listed below. The total percentage of the Fund held by such shareholders as well as percentage of the Fund held by certain directly and indirectly wholly-owned subsidiaries of the Investment Adviser and their affiliates (“Highland Affiliates”) at September 30, 2013 were:

Number	% of Fund Held
1	92.79%

Investment activities of these shareholders could have a material impact on the Fund.

Note 10. New Accounting Pronouncements

In January 2013, FASB issued ASU 2013-01 “Balance Sheet (Topic 210) — Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” which is intended to clarify the scope of ASU 2011-11 “Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities.” Consistent with the effective date for ASU 2011-11, ASU 2013-01 is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. Management does not expect any impact of ASU 2011-11 and ASU 2013-01 on the financial statements and disclosures.

In June 2013, FASB issued an update ASU 2013-08 to “ASC Topic 946, Financial Services — Investment Companies.” ASU 2013-08 amends the guidance in Topic 946 for determining whether an entity qualifies as an investment company and requires certain additional disclosures. ASU 2013-08 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. Management does not anticipate a material impact of ASU 2013-08 on the financial statements and disclosures.

Note 11. Subsequent Events

Management has evaluated the impact of all subsequent events for the Fund through the date the financial statements were issued, and has determined that there were no subsequent events.

Annual Report	23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders

Highland Funds II:

We have audited the accompanying statement of assets and liabilities of the Highland Energy MLP Fund (the “Fund”), a fund constituting the Highland Funds II Trust, including the investment portfolio, as of September 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for the year or period in the two-year period then ended, and the financial highlights for the year or period in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with custodians and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Highland Energy MLP Fund as of September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for the year or period in the two-year period then ended, and the financial highlights for the year or period in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 25, 2013

24	Annual Report

ADDITIONAL INFORMATION (unaudited)

September 30, 2013	Highland Energy MLP Fund

Additional Portfolio Information

The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Fund are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Fund, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that take contrary provisions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Fund and one or more of such other accounts is prepared to invest in, or desires to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Fund and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Fund and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Fund, in some cases these activities may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

Disclosure of Fund Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the year ended September 30, 2013.

Actual Expenses: The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes: The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

	Beginning Account Value 04/01/13	Ending Account Value 09/30/13	Annualized Expense Ratio(1)	Expenses Paid During the Period (1)	Actual Returns for Period
Energy MLP Fund
Actual Fund Return
Class A	$1,000.00	$1,085.30	0.76%	$3.97	8.53%
Class C	1,000.00	1,079.90	1.52%	7.93	7.99%
Class R	1,000.00	1,086.10	1.39%	7.27	8.61%
Class Y	1,000.00	1,090.20	0.86%	4.51	9.02%
Hypothetical 5% Return (before expenses)
Class A	$1,000.00	$1,021.26	0.76%	$3.85	5.00%
Class C	1,000.00	1,017.45	1.52%	7.69	5.00%
Class R	1,000.00	1,018.10	1.39%	7.03	5.00%
Class Y	1,000.00	1,020.76	0.86%	4.36	5.00%

(1)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by the number of days in the full fiscal year (183/365).

Annual Report	25

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2013	Highland Energy MLP Fund

Approval of Highland Funds II Advisory and Sub-Advisory Agreements (MLP Fund)

The Trust has retained the Investment Adviser to manage the assets of the Fund pursuant to investment advisory agreement between the Investment Adviser and the Fund (the “Advisory Agreement”). The Trust has also retained Highland Capital Management, L.P. (the “Sub-Adviser”) to serve as the sub-adviser for the Fund pursuant to a sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Advisory Agreement, the “Agreements”). The Adviser and, together with the Sub-Adviser, will be referred to as the “Advisers.” The Agreements have been approved by the Fund’s Board of Trustees, including a majority of the Independent Trustees.

Following an initial two-year term, each of the Agreements continues in effect from year-to-year, provided such continuance is specifically approved at least annually by the vote of holders of at least a majority of the outstanding shares of the Fund or by the Board of Trustees and, in either event, by a majority of the Independent Trustees of the Fund casting votes in person at a meeting called for such purpose.

At a meeting held on September 12-13, 2013, the Board of Trustees, including the Independent Trustees, most recently approved for a one-year period commencing December 31, 2013, the continuance of the Agreements with respect to the Fund. As part of its review process, the Board of Trustees requested, through Fund counsel and its independent legal counsel, and received from the Advisers, various information and written materials in connection with meetings of the Board of Trustees held on September 12-13, 2013, including: (1) information regarding the financial soundness of the Advisers and the profitability of the Agreements to the Advisers; (2) information on the advisory and compliance personnel of the Advisers, including compensation arrangements; (3) information on the internal compliance procedures of the Advisers; (4) comparative information showing how the Fund’s proposed fees and anticipated operating expenses compare to those of other registered investment companies and private funds that follow investment strategies similar to those of the Fund; (5) information on the investment performance of the Fund, including comparisons of the Fund’s performance against that of other registered investment companies and private funds that follow investment strategies similar to those of the Fund; (6) information regarding brokerage and portfolio transactions; and (7) information on any legal proceedings or regulatory audits or investigations affecting the Advisers. The Trustees also relied on information provided in connection with the initial approval of the Agreements, as well as new information specifically relating to changes from such time, and information provided at periodic meetings of the Trustees over the course of the year. The Trustees reviewed various factors discussed in independent counsel’s legal memorandum, the detailed information provided by the Investment Adviser and Sub-Adviser and other relevant information and factors. The Trustees’ conclusions as to the approval of the Agreements were based on a comprehensive consideration of all information provided to the Trustees without any single factor being dispositive in and of itself. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

The nature, extent, and quality of the services to be provided by the Advisers

The Board of Trustees considered the portfolio management services to be provided by the Advisers under the Agreements and the activities related to portfolio management, including use of technology, research capabilities, and investment management staff. The Board of Trustees discussed the relevant experience and qualifications of the personnel providing advisory services, including the background and experience of the members of the Fund’s portfolio management team. The Trustees reviewed the management structure, assets under management and investment philosophies and processes of the Advisers. The Trustees also reviewed and discussed information regarding the Advisers’ compliance policies, procedures and personnel, including compensation arrangements. The Trustees considered the services provided by the Investment Adviser with respect to the supervision of the Sub-Adviser, including the performance of periodic detailed analysis and review of the performance by the Sub-Adviser of its obligations to the Fund, including, without limitation, a review of the Sub-Adviser’s investment performance of the Fund; preparation and presentation of periodic reports to the Trustees regarding the investment performance of the Sub-Adviser and other information regarding the Sub-Adviser; review and consideration of any changes in the personnel of the Sub-Adviser responsible for performing the Sub-adviser’s obligations and making appropriate reports to the Trustees; review and consideration of any changes in the ownership or senior management of the Sub-Adviser and making appropriate reports to the Trustees; performing periodic in-person or telephonic diligence meetings with representatives of the Sub-Adviser; and preparing recommendations with respect to the continued retention of any Sub-Adviser or the replacement of any Sub-Adviser. The Trustees concluded that the Advisers had the quality and depth of personnel and investment methods essential to performing their duties under the Agreements, and that the nature and the quality of such advisory services were satisfactory.

26	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2013	Highland Energy MLP Fund

The Advisers’ Historical Performance in Managing the Fund

The Board of Trustees reviewed the historical performance of the Advisers and the Fund’s portfolio management team in managing the Fund over various time periods and reflected on previous discussions regarding matters bearing on the Advisers’ performance at their meetings throughout the year. The Trustees discussed relative performance and contrasted the performance of the Fund and its portfolio management team versus that of the Fund’s peers, as represented by certain other registered investment companies that follow investment strategies similar to the Fund as well as comparable indices. The Trustees concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreements relating to the Fund. Although the Fund’s performance lagged relative to its peers, the Trustees concluded that other factors relevant to performance supported renewal of the Agreements. These factors included the following: (1) that underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Advisers that were reasonable and consistent with the Fund’s investment objective and policies; (2) that since the Fund changed its investment strategy on March 29, 2013, the Fund outperformed its relevant benchmark; (3) that the Fund has a limited operating history under its revised investment strategy; and (4) that the Fund’s volatility was much lower than its benchmark and the category average.

The costs of the services to be provided by the Investment Adviser and the profits to be realized by the Investment Adviser and its affiliates from the relationship with the Fund

The Board of Trustees also gave substantial consideration to the fees payable under the Agreements, the expenses the Advisers incur in providing advisory services and the profitability to the Advisers of managing the Fund, including: (1) information regarding the financial condition of the Advisers; (2) information regarding the total fees and payments received by the Advisers for their services and whether such fees are appropriate given economies of scale and other considerations; (3) comparative information showing (a) the fees payable under the Agreements versus the investment advisory fees of certain registered investment companies and private pooled vehicles that follow investment strategies similar to the Fund and (b) the expense ratios of the Fund versus the expense ratios of certain registered investment companies and private pooled vehicles that follow investment strategies similar to the Fund; (4) information regarding the total fees and payments received and the related amounts waived and/or reimbursed by the Investment Adviser for providing administrative services to the Fund under separate agreements and whether such fees are appropriate and, with respect to the Advisory Agreements; and (5) the fact that the fees payable to the Investment Adviser would be reduced by amounts payable to Sub-Adviser for a given period. The Trustees also considered the so-called “fall-out benefits” to the Advisers with respect to the Fund, such as the reputational value of serving as Adviser or Sub-Adviser to the Fund, potential fees paid to the Advisers’ affiliates by the Fund or portfolio companies for services provided, including administrative services provided to the Fund by the Investment Adviser pursuant to separate agreements, and the benefits of research made available to the Advisers by reason of brokerage commissions (if any) generated by the Fund’s securities transactions. After such review, the Trustees determined that the anticipated profitability rates to the Investment Adviser and Sub-Advisers with respect to the Agreements were fair and reasonable. The Trustees took into consideration that the Adviser waived its full management fee for the fiscal year 2013.

The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders

The Board of Trustees considered the respective asset levels of the Fund, the information provided by the Advisers relating to their costs and information comparing the fee rates charged by the Advisers with fee rates charged by other unaffiliated investment advisers to their clients. The Trustees concluded that the fee structures are reasonable, and appropriately should result in a sharing of economies of scale in view of the information provided by the Advisers. The Board determined to continue to review ways, and the extent to which, economies of scale might be shared between the applicable Adviser and/or Sub-adviser on the one hand and shareholders of the Fund on the other.

Following a further discussion of the factors above and the merits of the Agreements and their various provisions, it was noted that in considering the approval of the Agreements, no single factor was determinative to the decision of the Board of Trustees. Rather, after weighing all of the factors and reasons discussed above, the Trustees, including the Independent Trustees, unanimously agreed that the Agreements, including the advisory and sub-advisory fees to be paid to the Advisers are fair and reasonable to the Fund in light of the services that the Advisers provide, the expenses that they incur and the reasonably foreseeable asset levels of the Fund.

Annual Report	27

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2013	Highland Energy MLP Fund

Trustees and Officers

The Board is responsible for the overall management of the Funds, including supervision of the duties performed by the Investment Adviser. The names and birth dates of the Trustees and officers of the Funds, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships they hold are shown below. The business address for each Trustee and officer of the Funds is c/o Highland Capital Management Fund Advisors, L.P., 200 Crescent Court, Suite 700, Dallas, TX 75201.

Name and Date of Birth	Position(s) with the Funds	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Highland Funds Complex Overseen by Trustee[2]	Other Directorships/ Trusteeships Held

Independent Trustees

Timothy K. Hui (6/13/1948)	Trustee	Indefinite Term; Trustee since inception in 2006	Dean of Educational Resources since July 2012 and from July 2006 to January 2008, Vice President from February 2008 to June 2012, and Assistant Provost for Graduate Education from July 2004 to June 2006 at Cairn University.	17	None

Scott F. Kavanaugh (1/27/1961)	Trustee and Chairman of the Board	Indefinite Term; Trustee since inception in 2006; Chairman of the Board since June 2012	Vice-Chairman, President and Chief Executive Officer at Keller Financial Group since September 2007; Chairman and Chief Executive Officer at First Foundation Bank since September 2007; Vice-Chairman, President, Chief Operating Officer and Chief Executive Officer of First Foundation, Inc. (holding company) since September 2007; and private investor since February 2004.	17	None

Bryan A. Ward (2/4/1955)	Trustee	Indefinite Term; Trustee since inception in 2006	Senior Manager, Accenture, LLP (a consulting firm) since January 2002.	17	None

28	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2013	Highland Energy MLP Fund

Trustees and Officers

Name and Date of Birth	Position(s) with the Funds	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Highland Funds Complex Overseen by Trustee[2]	Other Directorships/ Trusteeships Held

Interested Trustees

Ethan Powell[3,4] (6/20/1975)	Executive Vice President and Secretary	Indefinite Term; Executive Vice President since June 2012; Secretary since November 2010	Trustee of the Funds from June 2012 to July 2013; Chief Product Strategist of HCMFA since 2012; Senior Retail Fund Analyst of Highland Capital Management, L.P. since 2007 and HCMFA since its inception; and Secretary of the funds in the Highland Fund Complex since November 2010; Manager in the Merger and Acquisitions Division at Ernst & Young from 1999 to 2007.	17	None

John Honis[3,4] (6/16/1958)	Trustee	Indefinite Term; Trustee since July 2013	Partner of Highland Capital Management, L.P.	17	None

1	Effective June 2013, the Board of Trustees adopted a retirement policy where in the Governance Committee shall not recommend the continued service as a Trustee of a Board member who is older than 80 years of age at the time the Committee reports its findings to the Board.
2	The “Highland Fund Complex” consists of all of the registered investment companies overseen by the Board and advised by the Adviser or an affiliated person of the Adviser as of the date of this report.
3	Effective July 11, 2013, Mr. Powell resigned as a Trustee of the Funds and Mr. Honis was appointed by the Board as a Trustee of the Funds.
4	Mr. Powell and Mr. Honis are deemed to be “interested persons” of the Funds under the 1940 Act because of their positions with the Adviser.

Annual Report	29

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2013	Highland Energy MLP Fund

Trustees and Officers

Name and Date of Birth	Position(s) with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

Brian Mitts (8/26/1970)	Treasurer (Principal Accounting Officer and Principal Financial Officer)	Indefinite Term; Treasurer since November 2010	Chief Operations Officer of HCMFA since 2012; Senior Retail Fund Analyst of Highland Capital Management, L.P. since 2007 and HCMFA since its inception; Principal Accounting Officer and Treasurer of the funds in the Highland Fund Complex since November 2010; Manager of Financial Reporting at HBK Investments (a hedge fund) from 2005 to 2007.

Ethan Powell (6/20/1975)	Executive Vice President and Secretary	Indefinite Term; Executive Vice President since June 2012; Secretary since November 2010	Trustee of the Funds from June 2012 to July 2013; Chief Product Strategist of HCMFA since 2012; Senior Retail Fund Analyst of Highland Capital Management, L.P. since 2007 and HCMFA since its inception; and Secretary of the funds in the Highland Fund Complex since November 2010; Manager in the Merger and Acquisitions Division at Ernst & Young from 1999 to 2007.

Alan Head (8/5/1973)	Chief Compliance Officer	Indefinite Term; Chief Compliance Officer since January 2012	Compliance Director at Highland Capital Management, L.P. and Chief Compliance Officer of NexBank Securities, Inc. (an affiliated broker-dealer) since November 2010; President of NexBank Securities, Inc. since November 2011; Vice President, Manager of Reporting and Research from May 2008 to September 2010 and Compliance; Manager from August 2005 to May 2008 at Capital Institutional Services.

Dustin Norris (1/6/1984)	Assistant Treasurer	Indefinite Term; Assistant Treasurer since November 2012	Senior Accounting Manager at HCMFA since August 2012; Assistant Treasurer of the Funds in the Highland Fund Complex since November 2012; Fund Accountant at Highland Capital Management, L.P. from June 2010 to August 2012; Auditor at Deloitte & Touche LLP from 2009 to June 2010.

30	Annual Report

IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser

Highland Capital Management Fund Advisors, L.P.

200 Crescent Court, Suite 700

Dallas, TX 75201

Sub-Adviser

Highland Capital Management, L.P.

300 Crescent Court, Suite 700

Dallas, TX 75201

Transfer Agent

Boston Financial Data Services, Inc.

30 Dan Road

Canton, Massachusetts 02021

Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road, 1st Floor

Berwyn, PA 19312

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, Missouri 64105

Independent Registered Public

Accounting Firm

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

Fund Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

This report has been prepared for shareholders of Highland Energy MLP Fund. The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-877-665-1287 to request that additional reports be sent to you.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to their portfolio securities, and the Fund’s proxy voting records for the most recent 12-month period ended June 30, are available (i) without charge, upon request, by calling 1-877-665-1287 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov and also may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may also obtain the Form N-Q by visiting the Fund’s website at www.highlandfunds.com.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available upon request without charge by calling 1-877-665-1287.

Annual Report	31

200 Crescent Court, Suite 700

Dallas, TX 75201

Highland Energy MLP Fund	Annual Report, September 30, 2013

www.highlandfunds.com	HLC-MLP-AR-09/13

Item 2.   Code of Ethics.

(a)         The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party.

(b)         Not applicable.

(c)         There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, and that relates to any element of the code of ethics description.

(d)         The registrant has not granted any waiver, including any implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)         Not applicable.

(f)         The registrant’s code of ethics is filed herewith as Exhibit(a)(1)

Item 3.   Audit Committee Financial Expert.

The Registrant’s Board of Trustees (the “Board”) has determined that Bryan A. Ward, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”). Mr. Ward is “independent” as defined by the SEC for purposes of this Item 3 of Form N-CSR.

Item 4.   Principal Accountant Fees and Services.

Audit Fees

(a)         The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $334,000 for the fiscal year ended September 30, 2012 and $341,400 for the fiscal year ended September 30, 2013.

Audit-Related Fees

(b)         The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $65,000 for the fiscal year ended September 30, 2012 and $85,400 for the fiscal year ended September 30, 2013. Services related to semi-annual and valuation work.

Tax Fees

(c)         The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for the fiscal year ended September 30, 2012 and $0 for the fiscal year ended September 30, 2013.

All Other Fees

(d)         The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for the fiscal year ended September 30, 2012 and $0 for the fiscal year ended September 30, 2013.

(e)(1)     Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee shall:

(a)

have direct responsibility for the appointment, compensation, retention and oversight of a Fund’s independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors; and

(b)

review and pre-approve (including associated fees) all audit and other services to be provided by the independent auditors to a Fund and all non-audit services to be provided by the independent auditors to a Fund’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser (an “Adviser Affiliate”) that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of a Fund; and

(c)	establish, to the extent permitted by law and deemed appropriate by the Audit Committee, detailed pre-approval policies and procedures for such services; and

(d)

to review and consider whether the independent auditors’ provision of any non-audit services to a Fund, a Fund’s investment adviser or an Adviser Affiliate not pre-approved by the Audit Committee are compatible with maintaining the independence of the independent auditors.

(e)(2)   The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	100%

(c)	100%

(d)	100%

(f)         The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)         The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant was $0 for the fiscal year ended September 30, 2012 and $0 for the fiscal year ended September 30, 2013.

(h)         The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.   Audit Committee of Listed Registrants.

Not applicable.

Item 6.   Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11.   Controls and Procedures.

(a)         The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)          There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.   Exhibits.

(a)(1)     Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)     Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)     Not applicable.

(b)         Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HIGHLAND FUNDS II

(formerly, Pyxis Funds II)

By (Signature and Title):	/s/ Ethan Powell
Ethan Powell
Executive Vice President and Principal Executive Officer
(Principal Executive Officer)

Date:     December 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Ethan Powell
Ethan Powell
Executive Vice President and Principal Executive Officer
(Principal Executive Officer)

Date:     December 6, 2013

By (Signature and Title):	/s/ Brian Mitts
Brian Mitts
Chief Financial Officer and Treasurer
(Principal Financial Officer)

Date:     December 6, 2013